SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                              -------

Post-Effective Amendment No.  52   (File No. 2-72174)                [X]
                             -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   52   (File No. 811-3178)                             [X]
              ------


AXP DISCOVERY SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Ave., Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on Oct. 3, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of   rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus                                        [RiverSource Investments Logo]


RiverSource(SM)
Core Bond Fund

Prospectus Oct. 3, 2005


> RiverSource Core Bond Fund (formerly AXP(R) Core Bond Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

             Not FDIC Insured o May Lose Value o No Bank Guarantee

Table of Contents

The Fund                                                                  3p


Objective                                                                 3p


Principal Investment Strategies                                           3p

Principal Risks                                                           4p

Past Performance                                                          4p


Fees and Expenses                                                         7p

Other Investment Strategies and Risks                                     8p

Fund Management and Compensation                                          9p

Buying and Selling Shares                                                14p

Transactions Through Unaffiliated
   Financial Intermediaries                                              14p

Valuing Fund Shares                                                      15p

Investment Options                                                       15p

Purchasing Shares                                                        17p


Sales Charges                                                            20p

Exchanging/Selling Shares                                                25p


Distributions and Taxes                                                  29p

Dividends and Capital Gain Distributions                                 29p

Reinvestments                                                            29p

Taxes                                                                    30p

Financial Highlights                                                     31p

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.


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

The Fund


OBJECTIVE

RiverSource Core Bond Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund will not invest in securities rated below investment grade, although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:


o Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.


o Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations or changes in interest rates or credit quality).

o Targeting an average portfolio duration within one year of the duration of the Index which, as of July 31, 2005, was 3.42 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

The Fund's investment process employs risk controls that are designed to maintain risk levels to be comparable to the Index. These controls include review of effective duration and limitation on sector allocations, industry concentration and the size of individual positions.


In evaluating whether to sell a security, the investment manager considers, among other factors:

o The portfolio's total exposure to sectors, industries and securities relative to the Index.

o  Whether a security's rating has changed or is vulnerable to a change.

o  Whether a sector or industry is experiencing change.

o  Changes in the interest rate or economic outlook.

o  Identification of a more attractive opportunity.

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

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

Interest Rate Risk. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:


o how the Fund's performance has varied for each full calendar year shown on the bar chart, and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

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

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[BAR CHART]

                            CLASS A SHARE PERFORMANCE
                            (based on calendar years)

                                                                          +3.76%
                                                                           2004


During the period shown in the bar chart, the highest return for a calendar quarter was +2.98% (quarter ended Sept. 30, 2004) and the lowest return for a calendar quarter was -2.45% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was +2.14%.


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


Average Annual Total Returns (for periods ended Dec. 31, 2004)
                                                                                                  Since
                                                                                     1 year      inception
RiverSource Core Bond:
   Class A
      Return before taxes                                                            -1.16%       -1.52%(a)
      Return after taxes on distributions                                            -2.12%       -2.45%(a)
      Return after taxes on distributions and sale of fund shares                    -0.77%       -1.83%(a)
   Class B
      Return before taxes                                                            -1.88%       -1.59%(a)
   Class C
      Return before taxes                                                            +2.10%       +0.97%(a)
   Class Y
      Return before taxes                                                            +4.04%       +1.88%(a)
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                                  +4.34%       +2.99%(b)
Lipper Intermediate Investment Grade Index                                           +4.28%       +3.21%(b)

(a) Inception date is June 19, 2003.

(b) Measurement period started July 1, 2003.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

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

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            4.75%          none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none(b)         5%           1%          none


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees                                0.54%    0.54%   0.54%    0.54%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(c)                              0.27%    0.31%   0.32%    0.40%
Total                                          1.06%    1.85%   1.86%    0.94%
Fee waiver/expense reimbursement               0.17%    0.20%   0.20%    0.21%
Net expenses(d)                                0.89%    1.65%   1.66%    0.73%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C and 0.73% for Class Y.


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

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                              1 year     3 years    5 years    10 years
Class A(a)                                    $562        $780      $1,017      $1,698
Class B                                       $668(b)     $963(b)   $1,183(b)   $1,950(c)
Class C                                       $269(b)     $566      $  988      $2,169
Class Y                                       $ 75        $279      $  500      $1,140


(a)  Includes a 4.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                              1 year     3 years    5 years    10 years
Class A(a)                                    $562        $780      $1,017      $1,698
Class B                                       $168        $563      $  983      $1,950(b)
Class C                                       $169        $566      $  988      $2,169
Class Y                                       $ 75        $279      $  500      $1,140


(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


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


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


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


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.54% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager


o  Co-managed the Fund since 2003.

o  Leader of the liquid assets sector team.


o Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) in 2003.


o Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

o  Began investment career in 1988.

o  MBA, Marquette University.


Scott Kirby, Portfolio Manager


o  Co-managed the Fund since 2003.

o  Leader of the structured assets sector team.


o Employed by RiverSource Investments (previously AEFC) from 1979 to 1985 and from 1987 to the present.


o  Began investment career in 1979.

o  MBA, University of Minnesota.


Tom Murphy, CFA, Portfolio Manager


o  Co-managed the Fund since 2003.

o  Leader of the investment grade corporate bond sector team.


o  Joined RiverSource Investments (previously AEFC) in 2002.


o Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

o  Began investment career in 1986.

o  MBA, University of Michigan.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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

Additional Services and Compensation


As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.


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

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

Payments to Financial Intermediaries


RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by the type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.


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12p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Additional Management Information

Manager of Manager Exemption. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


Affiliated Funds-of-Funds. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

Fund Holdings Disclosure. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.


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13p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Buying and Selling Shares

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.


Availability and Transferability of Fund Shares. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.


The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

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

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

INVESTMENT OPTIONS


1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial


--------------------------------------------------------------------------------
15p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS
intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.


The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:


                 Class A         Class B         Class C      Class Y
---------------- --------------- --------------- ------------ --------------
Availability     Available to    Available to    Available    Limited to
                 all investors.  all investors.  to all       qualifying
                                                 investors.   institutional
                                                              investors.
---------------- --------------- --------------- ------------ --------------
Initial Sales    Yes. Payable    No. Entire      No. Entire   No. Entire
Charge           at time of      purchase        purchase     purchase
                 purchase.       price is        price is     price is
                 Lower sales     invested in     invested     invested in
                 charge for      shares of the   in shares    shares of
                 larger          Fund.           of the       the Fund.
                 investments.                    Fund.
---------------- --------------- --------------- ------------ --------------
Deferred Sales   On purchases    Maximum 5%      1% CDSC      None.
Charge           over            CDSC during     may apply
                 $1,000,000,     the first       if you
                 1% CDSC may     year            sell your
                 apply if you    decreasing to   shares
                 sell your       0% after six    within one
                 shares within   years.          year after
                 one year                        purchase.
                 after
                 purchase.
---------------- --------------- --------------- ------------ --------------
12b-1            Yes. 0.25%      Yes. 1.00%      Yes. 1.00%   Yes. 0.10%
Distribution
Fee and/or
Shareholder
Service Fee*
---------------- --------------- --------------- ------------ --------------
Conversion to    N/A             Yes,            No.          No.
Class A                          automatically
                                 in ninth year
                                 of ownership.
---------------- --------------- --------------- ------------ --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


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16p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES


Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

To purchase shares with a financial intermediary other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains polices of the RiverSource funds and how you can purchase Fund shares from Ameriprise Financial Services.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.


When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

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17p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ---------------------------------------------
Individual or joint account        The individual or one of the owners listed on
                                   the joint account
---------------------------------- ---------------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ---------------------------------------------
A revocable living trust           The grantor-trustee (the person who puts the
                                   money into the trust)
---------------------------------- ---------------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no legal
                                   entity is designated in the account title)
---------------------------------- ---------------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- ---------------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- ---------------------------------------------
Corporate or LLC electing          The corporation
corporate status on Form 8832
---------------------------------- ---------------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ---------------------------------------------

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

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18p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:


Ameriprise Financial Services

70200 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for accounts outside of a brokerage account.

 ** $50 minimum per payment for qualified accounts outside of a brokerage account.

By wire or electronic funds transfer

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

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19p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative


Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:


                                       As a % of                 As a % of             Maximum re-allowance
Total market value                 purchase price**         net amount invested      as a % of purchase price
Up to $49,999                           4.75%                      4.99%                       4.00%
$50,000-$99,999                         4.25                       4.44                        3.50
$100,000-$249,999                       3.50                       3.63                        3.00
$250,000-$499,999                       2.50                       2.56                        2.15
$500,000-$999,999                       2.00                       2.04                        1.75
$1,000,000 or more***                   0.00                       0.00                        0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.


*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.


Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and


o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.


   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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20p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held outside of a brokerage account;

o  Individual or joint accounts held through a brokerage account;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.


If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

Unless you provide Ameriprise Financial Services, your financial advisor or your investment professional in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.


For more information on rights of accumulation, please see the SAI.

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21p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Letter of Intent (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."


Notification Obligation. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.


o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.


o registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.


o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.


o direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

--------------------------------------------------------------------------------
22p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

   o through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide Ameriprise Financial Services, your financial advisor or investment professional with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."


Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:


If the sale is made during the:        The CDSC percentage rate is:*


First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

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23p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.


In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the CDSC for Class B shares


The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.


Waivers of the CDSC for Class C shares


The CDSC will be waived on sales of shares in the event of the shareholder's death.

--------------------------------------------------------------------------------
24p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

EXCHANGING/SELLING SHARES


To sell or exchange shares held with financial intermediaries other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds on how you can exchange or sell shares held with Ameriprise Financial Services.


Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.


o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

--------------------------------------------------------------------------------
25p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


--------------------------------------------------------------------------------
26p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail


Ameriprise Financial Services
70200 Ameriprise Financial Center

Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

o Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

--------------------------------------------------------------------------------
27p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

Electronic transactions


The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.


--------------------------------------------------------------------------------
28p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
29p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
30p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.49        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .31          .26          .02
Net gains (losses) (both realized and unrealized)                               .11          .13         (.45)
                                                                              -----        -----        -----
Total from investment operations                                                .42          .39         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.32)        (.26)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.49
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $40          $65          $51
Ratio of expenses to average daily net assets(c),(d)                           .94%         .97%         .96%(e)
Ratio of net investment income (loss) to average daily net assets             3.09%        2.61%        1.80%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               4.32%        4.06%       (4.31%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.04%, 1.06% and 2.56% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.50        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .23          .18          .01
Net gains (losses) (both realized and unrealized)                               .11          .12         (.44)
                                                                              -----        -----        -----
Total from investment operations                                                .34          .30         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.24)        (.18)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.50
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12           $8           $2
Ratio of expenses to average daily net assets(c),(d)                          1.69%        1.74%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets             2.39%        1.87%        1.37%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               3.56%        3.18%       (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.83%, 1.83% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
32p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.50        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .23          .18          .01
Net gains (losses) (both realized and unrealized)                               .11          .12         (.44)
                                                                              -----        -----        -----
Total from investment operations                                                .34          .30         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.24)        (.18)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.50
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.69%        1.72%        1.64%(e)
Ratio of net investment income (loss) to average daily net assets             2.40%        1.88%        1.51%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               3.55%        3.17%       (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.84%, 1.81% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
33p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.49        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .32          .27          .02
Net gains (losses) (both realized and unrealized)                               .11          .13         (.45)
                                                                              -----        -----        -----
Total from investment operations                                                .43          .40         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.33)        (.27)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.49
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                           .78%         .80%         .82%(e)
Ratio of net investment income (loss) to average daily net assets             3.36%        2.78%        2.01%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               4.49%        4.23%       (4.30%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.92%, 0.89% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
34p   ---   RIVERSOURCE CORE BOND FUND   ---   2005 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services

70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852


RiverSource Investments Website address:
riversource.com/investments


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3178


Ticker Symbol
Class A: ACBAX    Class B:--
Class C: --       Class I:ABDIX
Class Y: --

[RiverSource Investments Logo]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474


                                                             S-6267-99 E (10/05)

                         RiverSource(SM) Core Bond Fund

                   Supplement to the Oct. 3, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees                                                      0.54%
Distribution (12b-1) fees                                            0.00%
Other expenses(a)                                                    0.20%
Total                                                                0.74%
Fee waiver/expense reimbursement                                     0.15%
Net expenses(b)                                                      0.59%


(a) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.


(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.59% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                 1 year     3 years     5 years    10 years
Class I                            $60       $222        $397        $908

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $9.61        $9.79
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .33          .12
Net gains (losses) (both realized and unrealized)                               .11         (.18)
                                                                              -----        -----
Total from investment operations                                                .44         (.06)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.34)        (.12)
                                                                              -----        -----
Net asset value, end of period                                                $9.71        $9.61
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $113          $63
Ratio of expenses to average daily net assets(c),(d)                           .70%         .70%(e)
Ratio of net investment income (loss) to average daily net assets             3.42%        3.03%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%
Total return(f)                                                               4.58%        (.72%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.72% and 0.73% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                             S-6267-79 E (10/05)

Prospectus                                        [RiverSource Investments Logo]

RiverSource(SM)
Discovery Fund

Prospectus Oct. 3, 2005


> RiverSource Discovery Fund (formerly AXP(R) Discovery Fund) seeks to provide shareholders with long-term growth of capital.

   The Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

Not FDIC Insured o May Lose Value o No Bank Guarantee

Table of Contents

The Fund                                                            3p


Objective                                                           3p


Principal Investment Strategies                                     3p

Principal Risks                                                     5p

Past Performance                                                    6p

Fees and Expenses                                                   9p

Other Investment Strategies and Risks                              10p

Fund Management and Compensation                                   11p

Buying and Selling Shares                                          16p

Transactions Through Unaffiliated Financial Intermediaries         16p

Valuing Fund Shares                                                17p


Investment Options                                                 17p

Purchasing Shares                                                  19p

Sales Charges                                                      22p

Exchanging/Selling Shares                                          27p

Distributions and Taxes                                            30p

Dividends and Capital Gain Distributions                           30p

Reinvestments                                                      31p

Taxes                                                              31p

Financial Highlights                                               32p

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer bears the AXP(R) brand. The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

The Board of Directors has approved the merger of RiverSource Discovery Fund into RiverSource Small Cap Equity Fund (formerly AXP Partners Small Cap Core
Fund). The merger is subject to approval by shareholders of RiverSource Discovery Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders in December 2005, and that a meeting for shareholders to consider the merger will be held in February 2006.


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2p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

The Fund


OBJECTIVE

RiverSource Discovery Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.

RiverSource Investments, LLC serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. RiverSource Investments has selected three independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to the small cap segment of the U.S. stock market: American Century Investment Management, Inc. (American Century), Lord, Abbett & Co. LLC (Lord Abbett) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers). Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

American Century

American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

American Century generally sells stocks from the Fund's portfolio when the Fund managers believe:

o  A stock has become too expensive relative to other stock opportunities;

o  A stock's risk parameters outweigh return opportunity;

o  More attractive alternatives have been identified; or

o  Specific events alter a stock's prospects.

--------------------------------------------------------------------------------
3p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

Lord Abbett

Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

o Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

o Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it determines that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or the company's fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000 Index.

Wellington Management

Wellington Management emphasizes fundamental research and bottom-up stock selection, utilizing the many resources at Wellington Management in order to identify what it believes to be the best small-capitalization companies. In a bottom-up stock selection process stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington Management has no systematic bias toward growth or value stocks, but will at times be tilted in either direction based on available opportunities.

Companies whose stocks Wellington Management purchases for the Fund generally share several common characteristics:

o Financial strength as measured by balance sheet, income statement and cash flow analysis.

o Key success factors including top market share and significant insider ownership stakes that align management incentives with those of the shareholders.

o A high level of focus on core businesses and the ability to be flexible and quick to market with products and services.

o Favorable industry dynamics such as supply and demand trends, as well as the impact of broad demographic themes that lead to the development or growth in markets serving specific needs, such as those of an aging U.S. population.
o  Significant potential appreciation over a three year time horizon.

--------------------------------------------------------------------------------
4p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Wellington Management will generally sell a company from the Fund when:

o Target prices are reached, and detailed valuation suggests that the potential for future appreciation in the stock's value is limited.

o  Company fundamentals are no longer attractive.

o Superior purchase candidates are identified, or if through price appreciation, the market capitalization of a stock exceeds certain levels.

PRINCIPAL RISKS

The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the investment manager's ability to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments.

In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


--------------------------------------------------------------------------------
5p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:


o how the Fund's performance has varied for each full calendar year shown on the bar chart, and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


Bar chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. For purposes of the performance calculation in the table we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

--------------------------------------------------------------------------------
6p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[BAR CHART]

                            CLASS A SHARE PERFORMANCE
                            (based on calendar years)

+18.08% +25.13%  +18.78% +2.11% -0.08% -10.79% -9.69% -26.89% +51.03% +19.56%
  1995    1996     1997   1998   1999    2000   2001    2002    2003    2004


During the periods shown in the bar chart, the highest return for a calendar quarter was +24.73% (quarter ended Dec. 31, 1998) and the lowest return for a calendar quarter was -21.75% (quarter ended Sept. 30, 1998).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was +0.91%.


--------------------------------------------------------------------------------
7p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Average Annual Total Returns (for periods ended Dec. 31, 2004)
                                                                                                  Since             Since
                                                      1 year       5 years       10 years    inception (B&Y)    inception (C)
RiverSource Discovery:
   Class A
      Return before taxes                            +12.69%        +0.05%         +6.03%          N/A               N/A
      Return after taxes on distributions            +12.69%        -1.97%         +3.04%          N/A               N/A
      Return after taxes on distributions
      and sale of fund shares                         +8.25%        -1.29%         +3.37%          N/A               N/A
   Class B
      Return before taxes                            +13.66%        +0.17%          N/A         +5.79%(a)            N/A
   Class C
      Return before taxes                            +17.54%         N/A            N/A            N/A            +0.34%(b)
   Class Y
      Return before taxes                            +19.73%        +1.43%          N/A         +6.77%(a)            N/A
S&P SmallCap 600 Index (reflects no deduction
for fees, expenses or taxes)                         +22.64%       +11.59%        +14.28%      +14.12%(c)        +11.29%(d)
Russell 2000(R) Index (reflects no deduction
for fees, expenses or taxes)                         +18.33%        +6.61%        +11.54%      +11.33%(c)         +6.66%(d)
Lipper Small-Cap Core Funds Index                    +18.37%        +9.06%        +12.99%      +12.53%(c)         +8.13%(d)

(a) Inception date is March 20, 1995.

(b) Inception date is June 26, 2000.

(c) Measurement period started April 1, 1995.

(d) Measurement period started July 1, 2000.

The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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8p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.


Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            5.75%          none         none         none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase         none(b)         5%           1%          none


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(c)                             0.66%    0.66%   0.66%    0.66%
Distribution (12b-1) fees(d)                   0.25%    1.00%   1.00%    0.00%
Other expenses(e)                              0.58%    0.61%   0.61%    0.66%
Total                                          1.49%    2.27%   2.27%    1.32%
Fee waiver/expense reimbursement               0.04%    0.04%   0.04%    0.00%
Net expenses(f)                                1.45%    2.23%   2.23%    1.32%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.


(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.02% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Core Funds Index. See "Fund Management and Compensation" for more information.

(d) The distributor has agreed not to be reimbursed by the Fund for the portion of the Distribution (12b-1) fees used for marketing purposes, which results in a 0.0375% reduction to the stated rate for each of the share classes. This waiver is reflected under "Fee waiver/expense reimbursement" in the table.

(e) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A; 2.27% for Class B; 2.29% for Class C and 1.32% for Class Y.


--------------------------------------------------------------------------------
9p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 year       3 years     5 years     10 years
Class A(a)                      $714       $1,015       $1,339       $2,254
Class B                         $726(b)    $1,106(b)    $1,412(b)    $2,410(c)
Class C                         $326(b)    $  706       $1,212       $2,607
Class Y                         $134       $  419       $  724       $1,595


(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                               1 year       3 years     5 years     10 years
Class A(a)                      $714       $1,015       $1,339       $2,254
Class B                         $226       $  706       $1,212       $2,410(b)
Class C                         $226       $  706       $1,212       $2,607
Class Y                         $134       $  419       $  724       $1,595


(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


--------------------------------------------------------------------------------
10p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


--------------------------------------------------------------------------------
11p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.66% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Small-Cap Core Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization fund whose investment objectives and strategies are substantially similar to those of the Fund.

American Century

American Century, which has served as subadviser to the Fund since December 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the approval of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the portion of the Fund managed by American Century are:

o William Martin, Senior Vice President and Senior Portfolio Manager, joined American Century in 1989 and became a portfolio manager in April 1991. He has a degree from the University of Illinois. He is a CFA charterholder.

o Wilhelmine von Turk, Vice President and Portfolio Manager, joined American Century in November 1995 as a senior research analyst and became a portfolio manager in February 2000. She has a BA from Wellesley College and a Ph.D from the University of California-Berkeley. She is a CFA charterholder.

o Thomas P. Vaiana, Portfolio Manager, joined American Century in February 1997 and became a portfolio manager in August 2000. He has a BA in business finance from California State University.


--------------------------------------------------------------------------------
12p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Lord Abbett


Lord Abbett, which has served as subadviser to the Fund since December 2003, is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the approval of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments.

Lord Abbett uses a team of investment managers and analysts acting together to manage its portion of the Fund. This team is led by:

o Michael T. Smith, Partner of Lord Abbett, is primarily responsible for day-to-day management of the Fund. Mr. Smith joined Lord Abbett in 1997 as an equity analyst and became a partner of the firm in 2002. Mr. Smith received a BA from California State University at Fullerton and an MBA from New York University.

Wellington Management

Wellington Management, which has served as subadviser to the Fund since April 2002, is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the approval of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the portion of the Fund managed by Wellington Management are:

o Kenneth L. Abrams, Senior Vice President of Wellington Management, has served as portfolio manager of the Fund since 2002. Mr. Abrams joined Wellington Management in 1986 as an investment professional. Mr. Abrams received a BA and an MBA from Stanford University.

o Daniel J. Fitzpatrick, CFA, Vice President of Wellington Management, has been involved in portfolio investment and securities analysis for the portion of the Fund managed by Wellington Management since 2002. Mr. Fitzpatrick joined the firm in 1998 as an investment professional. Mr. Fitzpatrick received a BS from Boston College.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


Additional Services and Compensation


As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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13p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, based on the number of shareholder accounts and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.


The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

Payments to Financial Intermediaries


RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the


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14p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS
financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by the type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.


Additional Management Information

Manager of Manager Exemption. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


Fund Holdings Disclosure. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.


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15p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Buying and Selling Shares

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.


Availability and Transferability of Fund Shares. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.


The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

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16p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

INVESTMENT OPTIONS


1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor


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17p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS
begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.


Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:


                 Class A        Class B         Class C       Class Y
---------------- -------------- --------------- ------------- ---------------
Availability     Available to   Available to    Available     Limited to
                 all            all investors.  to all        qualifying
                 investors.                     investors.    institutional
                                                              investors.
---------------- -------------- --------------- ------------- ---------------
Initial Sales    Yes. Payable   No. Entire      No. Entire    No. Entire
Charge           at time of     purchase        purchase      purchase
                 purchase.      price is        price is      price is
                 Lower sales    invested in     invested in   invested in
                 charge for     shares of the   shares of     shares of the
                 larger         Fund.           the Fund.     Fund.
                 investments.
---------------- -------------- --------------- ------------- ---------------
Deferred Sales   On purchases   Maximum 5%      1% CDSC may   None.
Charge           over           CDSC during     apply  if
                 $1,000,000,    the first       you sell
                 1% CDSC may    year            your shares
                 apply if you   decreasing to   within one
                 sell your      0% after six    year after
                 shares         years.          purchase.
                 within one
                 year after
                 purchase.
---------------- -------------- --------------- ------------- ---------------
12b-1            Yes. 0.25%     Yes. 1.00%      Yes. 1.00%    Yes.  0.10%
Distribution
Fee and/or
Shareholder
Service Fee*
---------------- -------------- --------------- ------------- ---------------
Conversion to    N/A            Yes,            No.           No.
Class A                         automatically
                                in ninth year
                                of ownership.
---------------- -------------- --------------- ------------- ---------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


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18p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES


The Fund is closed to new investors. Existing shareholders may continue to own shares and make investments. Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

To purchase shares with a financial intermediary other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds and how you can purchase Fund shares from Ameriprise Financial Services.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.


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19p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:           Use the Social Security or Employer
                                    Identification number of:
----------------------------------- -----------------------------------------
Individual or joint account         The individual or one of the owners
                                    listed on the joint account
----------------------------------- -----------------------------------------
Custodian account of a minor        The minor
(Uniform Gifts/Transfers to
Minors Act)
----------------------------------- -----------------------------------------
A revocable living trust            The grantor-trustee (the person who
                                    puts the money into the trust)
----------------------------------- -----------------------------------------
An irrevocable trust, pension       The legal entity (not the personal
trust or estate                     representative or trustee, unless no
                                    legal entity is designated in the
                                    account title)
----------------------------------- -----------------------------------------
Sole proprietorship or              The owner
single-owner LLC
----------------------------------- -----------------------------------------
Partnership or multi-member LLC     The partnership
----------------------------------- -----------------------------------------
Corporate or LLC electing           The corporation
corporate status on  Form 8832
----------------------------------- -----------------------------------------
Association, club or tax-exempt     The organization
organization
----------------------------------- -----------------------------------------

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

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20p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:


Ameriprise Financial Services

70200 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.


 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account


By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for accounts outside of a brokerage account.

 ** $50 minimum per payment for qualified accounts outside of a brokerage account.

By wire or electronic funds transfer

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

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21p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative


Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:


                                                                                              Maximum
                                      As a % of                 As a % of                re-allowance as a
Total market value                 purchase price**         net amount invested         % of purchase price
Up to $49,999                           5.75%                      6.10%                       5.00%
$50,000-$99,999                         4.75                       4.99                        4.00
$100,000-$249,999                       3.50                       3.63                        3.00
$250,000-$499,999                       2.50                       2.56                        2.15
$500,000-$999,999                       2.00                       2.04                        1.75
$1,000,000 or more***                   0.00                       0.00                        0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.


*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.

Rights of Accumulation


You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and


o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.


   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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22p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held outside of a brokerage account;

o  Individual or joint accounts held through a brokerage account;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.


If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

Unless you provide Ameriprise Financial Services, your financial advisor or your investment professional in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.


For more information on rights of accumulation, please see the SAI.

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23p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Letter of Intent (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."


Notification Obligation. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.


o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.


o registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.


o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.


o direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

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24p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

   o through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,


   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.


o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide Ameriprise Financial Services, your financial advisor or investment professional with information about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."


Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:


If the sale is made during the:         The CDSC percentage rate is:*


First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

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25p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.


In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the CDSC for Class B shares


The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.


Waivers of the CDSC for Class C shares


The CDSC will be waived on sales of shares in the event of the shareholder's death.

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26p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

EXCHANGING/SELLING SHARES


To sell or exchange shares held with financial intermediaries other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds on how you can exchange or sell shares held with Ameriprise Financial Services.


Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.


Funds that invest in securities which trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. To the extent that the Fund has significant holdings of small cap stocks, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.


o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

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27p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


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28p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail


Ameriprise Financial Services
70200 Ameriprise Financial Center

Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

o Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

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29p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

Electronic transactions


The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.


Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

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30p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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31p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $7.34       $6.08        $4.84      $ 6.68     $10.29
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              (.07)       (.05)        (.03)       (.05)      (.02)
Net gains (losses) (both realized and unrealized)                         2.06        1.31         1.27       (1.79)     (1.40)
                                                                         -----       -----        -----      ------     ------
Total from investment operations                                          1.99        1.26         1.24       (1.84)     (1.42)
                                                                         -----       -----        -----      ------     ------
Less distributions:
Distributions from realized gains                                           --          --           --          --      (2.19)
                                                                         -----       -----        -----      ------     ------
Net asset value, end of period                                           $9.33       $7.34        $6.08      $ 4.84     $ 6.68
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $151        $143         $134        $130       $239
Ratio of expenses to average daily net assets(b)                         1.43%(c)    1.41%(c)     1.30%(c)    1.18%      1.06%
Ratio of net investment income (loss) to average daily net assets        (.74%)      (.71%)       (.62%)      (.75%)     (.21%)
Portfolio turnover rate (excluding short-term securities)                  82%        136%         105%        154%       115%
Total return(d)                                                         27.11%      20.72%       25.62%     (27.54%)   (13.88%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.47%, 1.53% and 1.43% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.


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32p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $6.70       $5.59        $4.48      $ 6.24     $ 9.84
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              (.13)       (.13)        (.08)       (.11)      (.08)
Net gains (losses) (both realized and unrealized)                         1.87        1.24         1.19       (1.65)     (1.33)
                                                                         -----       -----        -----      ------     ------
Total from investment operations                                          1.74        1.11         1.11       (1.76)     (1.41)
                                                                         -----       -----        -----      ------     ------
Less distributions:
Distributions from realized gains                                           --          --           --          --      (2.19)
                                                                         -----       -----        -----      ------     ------
Net asset value, end of period                                           $8.44       $6.70        $5.59      $ 4.48     $ 6.24
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $13         $13          $17         $21        $43
Ratio of expenses to average daily net assets(b)                         2.21%(c)    2.18%(c)     2.08%(c)    1.96%      1.83%
Ratio of net investment income (loss) to average daily net assets       (1.52%)     (1.48%)      (1.41%)     (1.53%)     (.98%)
Portfolio turnover rate (excluding short-term securities)                  82%        136%         105%        154%       115%
Total return(d)                                                         25.97%      19.86%       24.78%     (28.21%)   (14.49%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.25%, 2.30% and 2.21% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.


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33p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $6.68       $5.58        $4.47      $ 6.23     $ 9.84
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              (.13)       (.09)        (.08)       (.11)      (.08)
Net gains (losses) (both realized and unrealized)                         1.87        1.19         1.19       (1.65)     (1.34)
                                                                         -----       -----        -----      ------     ------
Total from investment operations                                          1.74        1.10         1.11       (1.76)     (1.42)
                                                                         -----       -----        -----      ------     ------
Less distributions:
Distributions from realized gains                                           --          --           --          --      (2.19)
                                                                         -----       -----        -----      ------     ------
Net asset value, end of period                                           $8.42       $6.68        $5.58      $ 4.47     $ 6.23
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--         $--          $--         $--        $--
Ratio of expenses to average daily net assets(b)                         2.21%(c)    2.19%(c)     2.14%(c)    2.06%      1.83%
Ratio of net investment income (loss) to average daily net assets       (1.52%)     (1.49%)      (1.47%)     (1.66%)    (1.01%)
Portfolio turnover rate (excluding short-term securities)                  82%        136%         105%        154%       115%
Total return(d)                                                         26.05%      19.71%       24.83%     (28.25%)   (14.63%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.25%, 2.31% and 2.33% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.


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34p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005        2004         2003        2002       2001
Net asset value, beginning of period                                     $7.44       $6.16        $4.89      $ 6.74     $10.33
                                                                         -----       -----        -----      ------     ------
Income from investment operations:
Net investment income (loss)                                              (.05)       (.04)        (.02)       (.04)      (.01)
Net gains (losses) (both realized and unrealized)                         2.07        1.32         1.29       (1.81)     (1.39)
                                                                         -----       -----        -----      ------     ------
Total from investment operations                                          2.02        1.28         1.27       (1.85)     (1.40)
                                                                         -----       -----        -----      ------     ------
Less distributions:
Distributions from realized gains                                           --          --           --          --      (2.19)
                                                                         -----       -----        -----      ------     ------
Net asset value, end of period                                           $9.46       $7.44        $6.16      $ 4.89     $ 6.74
                                                                         -----       -----        -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3          $2           $1          $1         $1
Ratio of expenses to average daily net assets(b)                         1.30%       1.26%(c)     1.12%(c)    1.00%       .86%
Ratio of net investment income (loss) to average daily net assets        (.61%)      (.55%)       (.45%)      (.58%)     (.14%)
Portfolio turnover rate (excluding short-term securities)                  82%        136%         105%        154%       115%
Total return(d)                                                         27.15%      20.78%       25.97%     (27.45%)   (13.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.38% and 1.26% for the years ended July 31, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
35p   --   RIVERSOURCE DISCOVERY FUND   --   2005 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services

70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852


RiverSource Investments Website address:
riversource.com/investments


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3178

Ticker Symbol
Class A: INDYX    Class B:IDIBX
Class C: --       Class Y:--

[RiverSource Investments Logo]


RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474


                                                            S-6457-99 AA (10/05)

Prospectus                                        [RiverSource Investments Logo]

RiverSource(SM)
Income Opportunities Fund

Prospectus Oct. 3, 2005


>    RiverSource Income Opportunities Fund (formerly AXP(R) Income Opportunities
     Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


Not FDIC Insured o May Lose Value o No Bank Guarantee

Table of Contents

The Fund                                  3p


Objective                                 3p


Principal Investment Strategies           3p

Principal Risks                           3p

Past Performance                          4p

Fees and Expenses                         7p


Other Investment Strategies and Risks     8p

Fund Management and Compensation          9p


Buying and Selling Shares                13p

Transactions Through Unaffiliated
   Financial Intermediaries              13p

Valuing Fund Shares                      14p

Investment Options                       14p

Purchasing Shares                        16p


Sales Charges                            19p

Exchanging/Selling Shares                24p

Distributions and Taxes                  28p

Dividends and Capital Gain Distributions 28p

Reinvestments                            28p

Taxes                                    29p

Financial Highlights                     30p

CORPORATE REORGANIZATION

On Sept. 30, 2005 Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.


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2p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

The Fund


OBJECTIVE

RiverSource Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's assets are invested primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security.


In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o Analyzing factors such as credit quality, cash flow and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations or changes in interest rates or credit quality).


o Seeking broad diversification by allocating investments among various sectors, based on the investment manager's assessment of their economic outlook.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o  The issuer or the security continues to meet the standards described above.

o  A sector or industry is experiencing change.

o  The interest rate or economic outlook changes.

o  A more attractive opportunity has been identified.

Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration. While maturity and duration are both closely monitored, neither is a primary factor in the decision making process.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of


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3p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS
a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Interest Rate Risk. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

PAST PERFORMANCE


The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:


o how the Fund's performance has varied for each full calendar year shown on the bar chart, and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

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4p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[BAR CHART]

                            CLASS A SHARE PERFORMANCE
                            (based on calendar years)

                                                                         +10.31%
                                                                          2004


During the period shown in the bar chart, the highest return for a calendar quarter was +5.03% (quarter ended Sept. 30, 2004) and the lowest return for a calendar quarter was -0.92% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was +1.36%.


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


Average Annual Total Returns (for periods ended Dec. 31, 2004)
                                                                                                   Since
                                                                                     1 year      inception
RiverSource Income Opportunities:
   Class A
      Return before taxes                                                            +5.07%       +7.88%(a)
      Return after taxes on distributions                                            +2.57%       +5.40%(a)
      Return after taxes on distributions
      and sale of fund shares                                                        +3.25%       +5.25%(a)
   Class B
      Return before taxes                                                            +4.39%       +7.99%(a)
   Class C
      Return before taxes                                                            +8.39%      +10.49%(a)
   Class Y
      Return before taxes                                                           +10.47%      +11.52%(a)
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index
(reflects no deduction for fees, expenses or taxes)                                  +9.91%      +11.72%(b)
Lipper High Current Yield Bond Funds Index                                          +10.34%      +13.22%(b)

(a) Inception date is June 19, 2003.

(b) Measurement period started July 1, 2003.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
6p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)

                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            4.75%          none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none(b)         5%           1%          none


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees                                0.61%    0.61%   0.61%    0.61%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(c)                              0.26%    0.27%   0.27%    0.35%
Total(d)                                       1.12%    1.88%   1.88%    0.96%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.19% for Class A; 1.95% for Class B; 1.95% for Class C and 1.03% for Class Y.


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7p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 year       3 years     5 years     10 years
Class A(a)                      $584         $814       $1,063       $1,778
Class B                         $691(b)      $991(b)    $1,217(b)    $2,007(c)
Class C                         $291(b)      $591       $1,017       $2,206
Class Y                         $ 98         $306       $  532       $1,183


(a)  Includes a 4.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                               1 year       3 years     5 years     10 years
Class A(a)                      $584         $814       $1,063       $1,778
Class B                         $191         $591       $1,017       $2,007(b)
Class C                         $191         $591       $1,017       $2,206
Class Y                         $ 98         $306       $  532       $1,183


(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these

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8p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS
times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.61% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.


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9p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:


Brian Lavin, CFA, Portfolio Manager

o  Has managed the Fund since 2003.

o  Member of the high yield sector team.


o Joined RiverSource Investments (previously American Express Financial Corporation) in 1994 as a high yield analyst.


o  Began investment career in 1986.

o  MBA, University of Wisconsin - Milwaukee.


The fixed income department of RiverSource Investments is divided into six sector teams each of which includes a portfolio manager and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests. Mr. Lavin consults with the high yield sector team led by Jennifer Ponce de Leon in making investment decisions for the Fund. Ms. Ponce de Leon holds an MBA from DePaul University. She began her investment career in 1989 and joined RiverSource Investments (previously AEFC) in 1997.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

Additional Services and Compensation


As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains


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10p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS
a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policies regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.


The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

Payments to Financial Intermediaries


RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these cash payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's


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11p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS
financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.


These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to intermediaries to the extent permitted by law, including providing non-cash compensation to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings, conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.


Additional Management Information

Manager of Manager Exemption. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


Affiliated Funds-of-Funds. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

Fund Holdings Disclosure. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.


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12p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Buying and Selling Shares

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.


Availability and Transferability of Fund Shares. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.


The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

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13p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities, high yield securities or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.


Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

INVESTMENT OPTIONS


1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay


--------------------------------------------------------------------------------
14p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS
these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.


The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:


                  Class A        Class B        Class C       Class Y
----------------- -------------- -------------- ------------- ---------------
Availability      Available to   Available to   Available     Limited to
                  all            all            to all        qualifying
                  investors.     investors.     investors.    institutional
                                                              investors.
----------------- -------------- -------------- ------------- ---------------
Initial Sales     Yes. Payable   No. Entire     No. Entire    No. Entire
Charge            at time of     purchase       purchase      purchase
                  purchase.      price is       price is      price is
                  Lower sales    invested in    invested in   invested in
                  charge for     shares of      shares of     shares of the
                  larger         the Fund.      the Fund.     Fund.
                  investments.
----------------- -------------- -------------- ------------- ---------------
Deferred Sales    On purchases   Maximum 5%     1% CDSC may   None.
Charge            over           CDSC during    apply if
                  $1,000,000,    the first      you sell
                  1% CDSC may    year           your shares
                  apply if you   decreasing     within one
                  sell your      to 0% after    year after
                  shares         six years.     purchase.
                  within one
                  year after
                  purchase.
----------------- -------------- -------------- ------------- ---------------
12b-1             Yes. 0.25%     Yes. 1.00%     Yes. 1.00%    Yes.  0.10%
Distribution
Fee and/or
Shareholder
Service Fee*
----------------- -------------- -------------- ------------- ---------------
Conversion to     N/A            Yes,           No.           No.
Class A                          automatically
                                 in ninth
                                 year of
                                 ownership.
----------------- -------------- -------------- ------------- ---------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


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15p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES


Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

To purchase shares with a financial intermediary other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds and how you can purchase Fund shares from Ameriprise Financial Services.

If you do not have an existing RiverSource fund with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.


When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

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16p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:           Use the Social Security or Employer
                                    Identification number of:
----------------------------------- -------------------------------------------
Individual or joint account         The individual or one of the owners
                                    listed on the joint account
----------------------------------- -------------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to
Minors Act)
----------------------------------- -------------------------------------------
A revocable living trust            The grantor-trustee (the person who puts
                                    the money into the trust)
----------------------------------- -------------------------------------------
An irrevocable trust, pension       The legal entity (not the personal
trust or estate                     representative or trustee, unless no
                                    legal entity is designated in the account
                                    title)
----------------------------------- -------------------------------------------
Sole proprietorship or              The owner
single-owner LLC
----------------------------------- -------------------------------------------
Partnership or multi-member LLC     The partnership
----------------------------------- -------------------------------------------
Corporate or LLC electing           The corporation
corporate status on  Form 8832
----------------------------------- -------------------------------------------
Association, club or tax-exempt     The organization
organization
----------------------------------- -------------------------------------------

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

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17p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:


Ameriprise Financial Services

70200 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for accounts outside of a brokerage account.

 ** $50 minimum per payment for qualified accounts outside of a brokerage account.

By wire or electronic funds transfer

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

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18p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative


Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:


                                                                                                 Maximum re-allowance
Total market value            As a % of purchase price **      As a % of net amount invested   as a % of purchase price
Up to $49,999                           4.75%                                4.99%                       4.00%
$50,000-$99,999                         4.25                                 4.44                        3.50
$100,000-$249,999                       3.50                                 3.63                        3.00
$250,000-$499,999                       2.50                                 2.56                        2.15
$500,000-$999,999                       2.00                                 2.04                        1.75
$1,000,000 or more***                   0.00                                 0.00                        0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.


*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.

Rights of Accumulation


You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and


o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.


   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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19p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held outside of a brokerage account;

o  Individual or joint accounts held through a brokerage account;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.


If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

Unless you provide Ameriprise Financial Services, your financial advisor or your investment professional in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.


For more information on rights of accumulation, please see the SAI.

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20p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Letter of Intent (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."


Notification Obligation. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.


o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.


o registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.


o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.


o direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:


   o with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,


--------------------------------------------------------------------------------
21p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

   o through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide Ameriprise Financial Services, your financial advisor or investment professional with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."


Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:         The CDSC percentage rate is:*

First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

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22p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.


In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the CDSC for Class B shares


The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.


Waivers of the CDSC for Class C shares


The CDSC will be waived on sales of shares in the event of the shareholder's death.

--------------------------------------------------------------------------------
23p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

EXCHANGING/SELLING SHARES


To sell or exchange shares held with financial intermediaries other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds on how you can exchange or sell shares held with Ameriprise Financial Services.


Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.


Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs.


Funds that invest in securities which trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. To the extent that the Fund has significant holdings of foreign securities or high yield securities, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies" for a discussion of the kinds of securities in which the Fund invests. See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.


o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

--------------------------------------------------------------------------------
24p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


--------------------------------------------------------------------------------
25p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail


Ameriprise Financial Services
70200 Ameriprise Financial Center

Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

o Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

--------------------------------------------------------------------------------
26p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

Electronic transactions


The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.


--------------------------------------------------------------------------------
27p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
28p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
29p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .61          .62          .06
Net gains (losses) (both realized and unrealized)                               .35          .60         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .96         1.22         (.21)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.61)        (.62)        (.06)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.73)        (.62)        (.06)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $197         $178          $56
Ratio of expenses to average daily net assets(c)                              1.10%        1.08%        1.16%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.73%        5.97%        5.59%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               9.52%       12.72%       (2.04%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .53          .54          .05
Net gains (losses) (both realized and unrealized)                               .35          .60         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .88         1.14         (.22)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.53)        (.54)        (.05)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.65)        (.54)        (.05)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $79          $56           $4
Ratio of expenses to average daily net assets(c)                              1.86%        1.83%        1.88%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.99%        5.22%        5.14%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               8.70%       11.90%       (2.11%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.69        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .53          .54          .05
Net gains (losses) (both realized and unrealized)                               .35          .61         (.28)
                                                                             ------       ------        -----
Total from investment operations                                                .88         1.15         (.23)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.53)        (.54)        (.05)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.65)        (.54)        (.05)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.69
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $7           $5           $1
Ratio of expenses to average daily net assets(c)                              1.86%        1.83%        1.61%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.98%        5.20%        5.45%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               8.69%       12.01%       (2.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
32p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.31       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .62          .63          .06
Net gains (losses) (both realized and unrealized)                               .36          .61         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .98         1.24         (.21)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.63)        (.63)        (.06)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.75)        (.63)        (.06)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.54       $10.31        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c)                               .94%         .92%        1.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.91%        6.08%        5.71%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               9.70%       13.00%       (2.03%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
33p   --   RIVERSOURCE INCOME OPPORTUNITIES FUND   --   2005 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services

70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852


RiverSource Investments Website address:
riversource.com/investments


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3178

Ticker Symbol
Class A: AIOAX    Class B:AIOBX
Class C: --       Class I:AOPIX
Class Y: --

[RiverSource Investments Logo]


RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474


                                                             S-6266-99 E (10/05)

                   RiverSource(SM) Income Opportunities Fund

                   Supplement to the Oct. 3, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                   none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)               none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                         Class I
Management fees                                                       0.61%
Distribution (12b-1) fees                                             0.00%
Other expenses(a)                                                     0.15%
Total(b)                                                              0.76%

(a) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.88% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                               1 year    3 years       5 years     10 years
Class I                          $78      $243          $423         $946

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                        2005      2004(b)
Net asset value, beginning of period                                              $10.32    $10.41
                                                                                  ------    ------
Income from investment operations:
Net investment income (loss)                                                         .65       .27
Net gains (losses) (both realized and unrealized)                                    .35      (.10)
                                                                                  ------    ------
Total from investment operations                                                    1.00       .17
                                                                                  ------    ------
Less distributions:
Dividends from net investment income                                                (.65)     (.26)
Distributions from realized gains                                                   (.12)       --
                                                                                  ------    ------
Total distributions                                                                 (.77)     (.26)
                                                                                  ------    ------
Net asset value, end of period                                                    $10.55    $10.32
                                                                                  ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                              $69       $21
Ratio of expenses to average daily net assets(c)                                     .74%      .76%(d)
Ratio of net investment income (loss) to average daily net assets                   6.15%     6.40%(d)
Portfolio turnover rate (excluding short-term securities)                            124%      133%
Total return(e)                                                                     9.92%     1.58%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


                                                             S-6266-79 E (10/05)

Prospectus                                        [RiverSource Investments Logo]


RiverSource(SM)
Inflation Protected Securities Fund

Prospectus Oct. 3, 2005


> RiverSource Inflation Protected Securities Fund (formerly AXP(R) Inflation Protected Securities Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

             Not FDIC Insured o May Lose Value o No Bank Guarantee

Table of Contents

The Fund                                                                  3p


Objective                                                                 3p


Principal Investment Strategies                                           3p

Principal Risks                                                           4p


Past Performance                                                          5p


Fees and Expenses                                                         5p

Other Investment Strategies and Risks                                     6p

Fund Management and Compensation                                          7p

Buying and Selling Shares                                                11p

Transactions Through Unaffiliated
   Financial Intermediaries                                              11p

Valuing Fund Shares                                                      12p

Investment Options                                                       12p

Purchasing Shares                                                        14p


Sales Charges                                                            17p

Exchanging/Selling Shares                                                22p

Distributions and Taxes                                                  26p

Dividends and Capital Gain Distributions                                 26p

Reinvestments                                                            26p

Taxes                                                                    27p

Financial Highlights                                                     28p

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.


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2p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

The Fund


OBJECTIVE

RiverSource Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term. Achieving this objective cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury uses the Consumer Price Index for Urban Consumers (non seasonally adjusted) as the inflation measure. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) makes purchases and sale decisions using proprietary valuation models to help develop an expected path of future interest rates. The output from this model and other factors are evaluated by the investment manager and guide duration and yield curve decisions to add value.


o Fund assets will be allocated among different market sectors (for example, U.S. government, foreign governments or corporate issuers of inflation-protected securities) and different maturities based on views of the relative value for each sector or maturity. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury.


o The Fund will target an average portfolio duration within one year of the duration of the Lehman Brothers U.S. Treasury Inflation Notes Index which, as of July 31, 2005, was 8.68 years on an unadjusted basis, and 5.64 years when adjusted for relative volatility and correlation to traditional Treasury securities. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a 5-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. There is no limitation on the maturities of the instruments in which the Fund will invest.


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3p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note.

Diversification Risk. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Interest Rate Risk. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


--------------------------------------------------------------------------------
4p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on March 4, 2004.


When available, the Fund intends to compare its performance to the Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, measures the performance of the inflation protected obligations of the U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is generally considered representative of the markets in which the Fund invests.


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            4.75%          none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none(b)         5%           1%          none

Annual Fund Operating Expenses(c) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees                                0.44%    0.44%   0.44%    0.44%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(c)                              0.34%    0.35%   0.34%    0.44%
Total                                          1.03%    1.79%   1.78%    0.88%
Fee waiver/expense reimbursement               0.19%    0.17%   0.16%    0.19%
Net expenses(d)                                0.84%    1.62%   1.62%    0.69%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.84% for Class A; 1.62% for Class B; 1.62% for Class C and 0.69% for Class Y.


--------------------------------------------------------------------------------
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

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                              1 year     3 years    5 years    10 years
Class A(a)                                    $557        $770      $1,000      $1,663
Class B                                       $665(b)     $947(b)   $1,155(b)   $1,895(c)
Class C                                       $265(b)     $545      $  951      $2,087
Class Y                                       $ 70        $262      $  470      $1,071


(a)  Includes a 4.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                              1 year     3 years    5 years    10 years
Class A(a)                                    $557        $770      $1,000      $1,663
Class B                                       $165        $547      $  955      $1,895(b)
Class C                                       $165        $545      $  951      $2,087
Class Y                                       $ 70        $262      $  470      $1,071

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of

--------------------------------------------------------------------------------
6p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


--------------------------------------------------------------------------------
7p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.44% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.


Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Jamie Jackson, CFA, Portfolio Manager

o  Managed the Fund since 2004.

o  Leader of the liquid assets sector team.


o Joined RiverSource Investments (previously American Express Financial Corporation) in 2003.


o Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

o  Began investment career in 1988.

o  MBA, Marquette University.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


Additional Services and Compensation


As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution


--------------------------------------------------------------------------------
8p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.


The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

Payments to Financial Intermediaries


RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements


--------------------------------------------------------------------------------
9p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.


These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by the financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant..

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.


Additional Management Information

Manager of Manager Exemption. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


Affiliated Funds-of-Funds. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.


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10p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Fund Holdings Disclosure. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.


Buying and Selling Shares

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.


Availability and Transferability of Fund Shares. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.


The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional.

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

If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

INVESTMENT OPTIONS


1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the


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


average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.


The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:


                 Class A        Class B         Class C       Class Y
---------------- -------------- --------------- ------------- ---------------
Availability     Available to   Available to    Available     Limited to
                 all            all investors.  to all        qualifying
                 investors.                     investors.    institutional
                                                              investors.
---------------- -------------- --------------- ------------- ---------------
Initial Sales    Yes. Payable   No. Entire      No. Entire    No. Entire
Charge           at time of     purchase        purchase      purchase
                 purchase.      price is        price is      price is
                 Lower sales    invested in     invested in   invested in
                 charge for     shares of the   shares of     shares of the
                 larger         Fund.           the Fund.     Fund.
                 investments.
---------------- -------------- --------------- ------------- ---------------
Deferred Sales   On purchases   Maximum 5%      1% CDSC may   None.
Charge           over           CDSC during     apply if
                 $1,000,000,    the first       you sell
                 1% CDSC may    year            your shares
                 apply if you   decreasing to   within one
                 sell your      0% after six    year after
                 shares         years.          purchase.
                 within one
                 year after
                 purchase.
---------------- -------------- --------------- ------------- ---------------
12b-1            Yes. 0.25%     Yes. 1.00%      Yes. 1.00%    Yes. 0.10%
Distribution
Fee and/or
Shareholder
Service Fee*
---------------- -------------- --------------- ------------- ---------------
Conversion to    N/A            Yes,            No.           No.
Class A                         automatically
                                in ninth year
                                of ownership.
---------------- -------------- --------------- ------------- ---------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


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Should you purchase Class A, Class B or Class C shares?


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES


Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

To purchase shares with a financial intermediary other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds and how you can purchase Fund shares from Ameriprise Financial Services.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.


When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

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If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:        Use the Social Security or Employer
                                 Identification number of:
-------------------------------- ----------------------------------------------
Individual or joint account      The individual or one of the owners listed
                                 on the joint account
-------------------------------- ----------------------------------------------
Custodian account of a minor
-------------------------------- ----------------------------------------------
(Uniform Gifts/Transfers to      The minor
Minors Act)
-------------------------------- ----------------------------------------------
A revocable living trust         The grantor-trustee (the person who puts the
                                 money into the trust)
-------------------------------- ----------------------------------------------
An irrevocable trust, pension    The legal entity (not the personal
trust or estate                  representative or trustee, unless no legal
                                 entity is designated in the account title)
-------------------------------- ----------------------------------------------
Sole proprietorship or           The owner
single-owner LLC
-------------------------------- ----------------------------------------------
Partnership or multi-member LLC  The partnership
-------------------------------- ----------------------------------------------
Corporate or LLC electing        The corporation
corporate status on Form 8832
-------------------------------- ----------------------------------------------
Association, club or             The organization
tax-exempt organization
-------------------------------- ----------------------------------------------

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

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Methods of purchasing shares

By mail

Once your account has been established, send your check to:


Ameriprise Financial Services

70200 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $5,000*
Additional investments:             $500**
Account balances:                   $2,500***
Qualified account balances:         none

  * For all accounts, including tax qualified accounts. Investors establishing a tax-qualified account should make sure that an investment in the Fund complies with applicable contribution limits.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

*** If your Fund account balance falls below $1,000, you will be asked to increase your balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

By scheduled investment plan

Minimum amounts
Initial investment:                 $5,000
Additional investments:             $100*
Account balances:                   $2,500 (on a scheduled investment plan
                                    with monthly payments)

If your Fund account balance is below $5,000, you must make payments at least monthly.

* $50 minimum per payment for qualified accounts so long as $5,000 initial investment has been met.

By wire or electronic funds transfer

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

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

SALES CHARGES

Class A -- initial sales charge alternative


Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:


                                       As a % of                 As a % of             Maximum re-allowance
Total market value                 purchase price**         net amount invested      as a % of purchase price
Up to $49,999                           4.75%                      4.99%                       4.00%
$50,000-$99,999                         4.25                       4.44                        3.50
$100,000-$249,999                       3.50                       3.63                        3.00
$250,000-$499,999                       2.50                       2.56                        2.15
$500,000-$999,999                       2.00                       2.04                        1.75
$1,000,000 or more***                   0.00                       0.00                        0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.


*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.


Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and


o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.


   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held outside of a brokerage account;

o  Individual or joint accounts held through a brokerage account;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.


If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

Unless you provide Ameriprise Financial Services, your financial advisor or your investment professional in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.


For more information on rights of accumulation, please see the SAI.

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Letter of Intent (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."


Notification Obligation. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.


o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.


o registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.


o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.


o direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

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

   o through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide Ameriprise Financial Services, your financial advisor or investment professional with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."


Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:


If the sale is made during the:         The CDSC percentage rate is:*


First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

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For Class B shares purchased prior to May 21, 2005, those shares will convert to
Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.


In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the CDSC for Class B shares


The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.


Waivers of the CDSC for Class C shares


The CDSC will be waived on sales of shares in the event of the shareholder's death.

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

EXCHANGING/SELLING SHARES


To sell or exchange shares held with financial intermediaries other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds on how you can exchange or sell shares held with Ameriprise Financial Services.


Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.


o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

--------------------------------------------------------------------------------
22p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


--------------------------------------------------------------------------------
23p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail


Ameriprise Financial Services
70200 Ameriprise Financial Center
Minneapolis, MN 55474


Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

o Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

--------------------------------------------------------------------------------
24p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

Electronic transactions


The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.


--------------------------------------------------------------------------------
25p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
26p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. The Fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
27p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .33          .21
Net gains (losses) (both realized and unrealized)                          .21         (.34)
                                                                        ------       ------
Total from investment operations                                           .54         (.13)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.34)        (.20)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $86          $38
Ratio of expenses to average daily net assets(c),(d)                      .84%         .84%(e)
Ratio of net investment income (loss) to average daily net assets        3.47%        5.83%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.43%       (1.25%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.01% and 1.52% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
28p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .25          .18
Net gains (losses) (both realized and unrealized)                          .20         (.34)
                                                                        ------       ------
Total from investment operations                                           .45         (.16)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.26)        (.17)
                                                                        ------       ------
Net asset value, end of period                                          $10.01       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $49          $15
Ratio of expenses to average daily net assets(c),(d)                     1.62%        1.62%(e)
Ratio of net investment income (loss) to average daily net assets        2.80%        5.09%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          4.52%       (1.54%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.77% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
29p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .25          .18
Net gains (losses) (both realized and unrealized)                          .20         (.35)
                                                                        ------       ------
Total from investment operations                                           .45         (.17)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.26)        (.16)
                                                                        ------       ------
Net asset value, end of period                                          $10.01       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $2
Ratio of expenses to average daily net assets(c),(d)                     1.62%        1.61%(e)
Ratio of net investment income (loss) to average daily net assets        2.74%        4.99%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          4.51%       (1.58%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.76% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
30p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .35          .22
Net gains (losses) (both realized and unrealized)                          .20         (.35)
                                                                        ------       ------
Total from investment operations                                           .55         (.13)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.35)        (.20)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--
Ratio of expenses to average daily net assets(c),(d)                      .69%         .69%(e)
Ratio of net investment income (loss) to average daily net assets        3.36%        5.79%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.58%       (1.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.86% and 1.37% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p -- RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2005 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services

Ameriprise Financial Services

70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852


RiverSource Investments Website address:
riversource.com/investments


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3178

Ticker Symbol
Class A: APSAX    Class B:APSBX
Class C: --       Class I:AIPIX
Class Y: --

[RiverSource Investments Logo]


RiverSource Investments
70200 Ameriprise Financial Center
Minneapolis, MN 55474


                                                             S-6280-99 D (10/05)

              RiverSource(SM) Inflation Protected Securities Fund

                   Supplement to the Oct. 3, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


Class I has not been in existence for a full calendar year, and therefore performance information is not shown.


FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                        Class I


Management fees                                                      0.44%
Distribution (12b-1) fees                                            0.00%
Other expenses(a)                                                    0.23%
Total                                                                0.67%
Fee waiver/expense reimbursement                                     0.08%
Net expenses(b)                                                      0.59%


(a) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.


(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.59% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                 1 year     3 years     5 years    10 years
Class I                            $60       $207        $366        $831

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .36          .22
Net gains (losses) (both realized and unrealized)                          .20         (.34)
                                                                        ------       ------
Total from investment operations                                           .56         (.12)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.36)        (.21)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $52          $13
Ratio of expenses to average daily net assets(c),(d)                      .59%         .59%(e)
Ratio of net investment income (loss) to average daily net assets        3.82%        6.28%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.69%       (1.14%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.65% and 1.27% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                             S-6280-79 D (10/05)

Prospectus                                        [RiverSource Investments Logo]


RiverSource(SM)
Limited Duration Bond Fund

Prospectus Oct. 3, 2005


> RiverSource Limited Duration Bond Fund (formerly AXP(R) Limited Duration Bond Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

             Not FDIC Insured o May Lose Value o No Bank Guarantee

Table of Contents

The Fund                                  3p


Objective                                 3p


Principal Investment Strategies           3p

Principal Risks                           3p

Past Performance                          4p

Fees and Expenses                         7p


Other Investment Strategies and Risks     8p

Fund Management and Compensation          9p


Buying and Selling Shares                14p

Transactions Through Unaffiliated
   Financial Intermediaries              14p

Valuing Fund Shares                      15p

Investment Options                       15p

Purchasing Shares                        17p

Sales Charges                            20p

Exchanging/Selling Shares                25p

Distributions and Taxes                  29p


Dividends and Capital Gain Distributions 29p

Reinvestments                            29p

Taxes                                    30p

Financial Highlights                     31p

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer bears the AXP(R) brand. The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.


--------------------------------------------------------------------------------
2p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

The Fund


OBJECTIVE

RiverSource Limited Duration Bond Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities similar to those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index). The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. The Fund generally will not invest in securities rated below investment grade, although it may hold securities that have been downgraded. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o Evaluating the portfolio's total exposure to sectors, industries and securities relative to the Index.


o Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector.


o Targeting an average portfolio duration within one year of the duration of the Index which, as of July 31, 2005 was 3.42 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.


In evaluating whether to sell a security, the investment manager considers, among other factors:

o The portfolio's total exposure to sectors, industries and securities relative to the Index.

o  Whether a security's rating has changed or is vulnerable to a change.

o  Whether a sector or industry is experiencing change.

o  Changes in the interest rate or economic outlook.

o  Identification of a more attractive opportunity.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


--------------------------------------------------------------------------------
3p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Interest Rate Risk. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

PAST PERFORMANCE


The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:


o how the Fund's performance has varied for each full calendar year shown on the bar chart, and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.


Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

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

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were (SM)all. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[BAR CHART]

                            CLASS A SHARE PERFORMANCE
                            (based on calendar years)

                                                                          +3.25%
                                                                           2004


During the period shown in the bar chart, the highest return for a calendar quarter was +2.41% (quarter ended Sept. 30, 2004) and the lowest return for a calendar quarter was -1.93% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at June 30, 2005 was +1.50%.


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


Average Annual Total Returns (for periods ended Dec. 31, 2004)
                                                                                                   Since
                                                                                     1 year      inception
RiverSource Limited Duration Bond:
   Class A
      Return before taxes                                                            -1.66%       -1.32%(a)
      Return after taxes on distributions                                            -2.51%       -2.14%(a)
      Return after taxes on distributions
      and sale of fund shares                                                        -1.09%       -1.59%(a)
   Class B
      Return before taxes                                                            -2.64%       -1.49%(a)
   Class C
      Return before taxes                                                            +1.47%       +1.09%(a)
   Class Y
      Return before taxes                                                            +3.42%       +2.02%(a)
Lehman Brothers Intermediate Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                                  +3.74%       +2.89%(b)
Lipper Short-Intermediate Investment Grade Debt Funds Index                          +2.64%       +1.88%(b)

(a) Inception date is June 19, 2003.

(b) Measurement period started July 1, 2003.

The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
6p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                             4.75%         none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)         none(b)        5%           1%          none


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees                                0.54%    0.54%   0.54%    0.54%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(c)                              0.28%    0.30%   0.29%    0.43%
Total                                          1.07%    1.84%   1.83%    0.97%
Fee waiver/expense reimbursement               0.18%    0.19%   0.17%    0.24%
Net expenses(d)                                0.89%    1.65%   1.66%    0.73%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.


(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C and 0.73% for Class Y.


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

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $562        $782      $1,021      $1,708
Class B                                       $668(b)     $961(b)   $1,179(b)   $1,945(c)
Class C                                       $269(b)     $559      $  976      $2,139
Class Y                                       $ 75        $285      $  514      $1,172


(a)  Includes a 4.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                             1 year      3 years    5 years    10 years
Class A(a)                                    $562        $782      $1,021      $1,708
Class B                                       $168        $561      $  979      $1,945(b)
Class C                                       $169        $559      $  976      $2,139
Class Y                                       $ 75        $285      $  514      $1,172


(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively (SM)all price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


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


Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


--------------------------------------------------------------------------------
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


The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.54% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

o  Co-managed the Fund since 2003.


o  Leader of the liquid assets sector team.


o Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) in 2003.


o Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

o  Began investment career in 1988.

o  MBA, Marquette University.


Scott Kirby, Portfolio Manager

o  Co-managed the Fund since 2003.


o  Leader of the structured assets sector team.


o Employed by RiverSource Investments (previously AEFC) from 1979 to 1985 and from 1987 to present.


o  Began investment career in 1979.

o  MBA, University of Minnesota.


Tom Murphy, CFA, Portfolio Manager


o  Co-managed the Fund since 2003.

o  Leader of the investment grade corporate bond sector team.


o  Joined RiverSource Investments (previously AEFC) in 2002.

o Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.


o  Began investment career in 1986.

o  MBA, University of Michigan.


The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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10p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Additional Services and Compensation


As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.


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11p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

Payments to Financial Intermediaries


RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.


--------------------------------------------------------------------------------
12p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Additional Management Information

Manager of Manager Exemption. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


Affiliated Funds-of-Funds. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a (SM)aller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

Fund Holdings Disclosure. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.


--------------------------------------------------------------------------------
13p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Buying and Selling Shares

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.


Availability and Transferability of Fund Shares. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.


--------------------------------------------------------------------------------
14p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

INVESTMENT OPTIONS


1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial


--------------------------------------------------------------------------------
15p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS
intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.


The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:


                  Class A        Class B      Class C      Class Y
----------------- -------------- ------------ ------------ ----------------
Availability      Available to   Available    Available    Limited to
                  all            to all       to all       qualifying
                  investors.     investors.   investors.   institutional
                                                           investors.
----------------- -------------- ------------ ------------ ----------------
Initial Sales     Yes. Payable   No. Entire   No. Entire   No. Entire
Charge            at time of     purchase     purchase     purchase price
                  purchase.      price is     price is     is invested in
                  Lower sales    invested     invested     shares of the
                  charge for     in shares    in shares    Fund.
                  larger         of the       of the
                  investments.   Fund.        Fund.
----------------- -------------- ------------ ------------ ----------------
Deferred Sales    On purchases   Maximum 5%   1% CDSC      None.
Charge            over           CDSC         may apply
                  $1,000,000,    during the   if you
                  1% CDSC may    first year   sell your
                  apply if you   decreasing   shares
                  sell your      to 0%        within one
                  shares         after six    year after
                  within one     years.       purchase.
                  year after
                  purchase.
----------------- -------------- ------------ ------------ ----------------
12b-1             Yes. 0.25%     Yes. 1.00%   Yes. 1.00%   Yes. 0.10%
Distribution
Fee and/or
Shareholder
Service Fee*
----------------- -------------- ------------ ------------ ----------------
Conversion to     N/A            Yes,         No.          No.
Class A                          automatically
                                 in ninth
                                 year of
                                 ownership.
----------------- -------------- ------------ ------------ ----------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.


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

Should you purchase Class A, Class B or Class C shares?


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES


Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

To purchase shares with a financial intermediary other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds and how you can purchase Fund shares from Ameriprise Financial Services.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.


When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

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

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:        Use the Social Security or Employer
                                 Identification number of:
-------------------------------- -----------------------------------------------
Individual or joint account      The individual or one of the owners listed on
                                 the joint account
-------------------------------- -----------------------------------------------
Custodian account of a minor     The minor
(Uniform Gifts/Transfers to
Minors Act)
-------------------------------- -----------------------------------------------
A revocable living trust         The grantor-trustee (the person who puts the
                                 money into the trust)
-------------------------------- -----------------------------------------------
An irrevocable trust, pension    The legal entity (not the personal
trust or estate                  representative or trustee, unless no legal
                                 entity is designated in the account title)
-------------------------------- -----------------------------------------------
Sole proprietorship or           The owner
single-owner LLC
-------------------------------- -----------------------------------------------
Partnership or multi-member      The partnership
LLC
-------------------------------- -----------------------------------------------
Corporate or LLC electing        The corporation
corporate status on Form 8832
-------------------------------- -----------------------------------------------
Association, club or             The organization
tax-exempt organization
-------------------------------- -----------------------------------------------

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

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18p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:


Ameriprise Financial Services

70200 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amounts

Initial investment:                 $2,000*

Additional investments:             $500**

Account balances:                   $300

Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

By scheduled investment plan

Minimum amounts

Initial investment:                 $2,000*

Additional investments:             $100**

Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for accounts outside of a brokerage account.

 ** $50 minimum per payment for qualified accounts outside of a brokerage account.

By wire or electronic funds transfer

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

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19p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative


Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:


                                                                                              Maximum
                                       As a % of                As a % of                re-allowance as a
Total market value                 purchase price**         net amount invested         % of purchase price
Up to $49,999                           4.75%                      4.99%                       4.00%
$50,000-$99,999                         4.25                       4.44                        3.50
$100,000-$249,999                       3.50                       3.63                        3.00
$250,000-$499,999                       2.50                       2.56                        2.15
$500,000-$999,999                       2.00                       2.04                        1.75
$1,000,000 or more***                   0.00                       0.00                        0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.


*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.


Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and


o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.


   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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20p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held outside of a brokerage account;

o  Individual or joint accounts held through a brokerage account;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.


If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

Unless you provide Ameriprise Financial Services, your financial advisor or your investment professional in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.


For more information on rights of accumulation, please see the SAI.

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21p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Letter of Intent (LOI)


Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.


Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."


Notification Obligation. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.


o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.


o registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.


o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.


o direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

--------------------------------------------------------------------------------
22p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

   o through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


Unless you provide Ameriprise Financial Services, your financial advisor or investment professional with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."


Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:


If the sale is made during the:        The CDSC percentage rate is:*


First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

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23p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.


For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.


In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the CDSC for Class B shares


The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.


Waivers of the CDSC for Class C shares


The CDSC will be waived on sales of shares in the event of the shareholder's death.

--------------------------------------------------------------------------------
24p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

EXCHANGING/SELLING SHARES


To sell or exchange shares held with financial intermediaries other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds on how you can exchange or sell shares held with Ameriprise Financial Services.


Exchanges


You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.


The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy as follows:


o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.


o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

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25p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.


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26p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail


Ameriprise Financial Services
70200 Ameriprise Financial Center
Minneapolis, MN 55474


Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

o Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

--------------------------------------------------------------------------------
27p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

Electronic transactions


The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.


--------------------------------------------------------------------------------
28p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
29p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
30p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.76        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .29          .22          .01
Net gains (losses) (both realized and unrealized)                               .04          .11         (.31)
                                                                              -----        -----        -----
Total from investment operations                                                .33          .33         (.30)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.30)        (.22)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.76        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $83         $103          $55
Ratio of expenses to average daily net assets(c),(d)                           .94%         .96%         .96%(e)
Ratio of net investment income (loss) to average daily net assets             2.89%        2.31%        1.39%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               3.35%        3.46%       (2.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.05%, 1.03% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
31p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.76        $9.66        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .21          .15          .01
Net gains (losses) (both realized and unrealized)                               .04          .10         (.30)
                                                                              -----        -----        -----
Total from investment operations                                                .25          .25         (.29)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.22)        (.15)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.76        $9.66
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $25          $21           $6
Ratio of expenses to average daily net assets(c),(d)                          1.70%        1.71%        1.74%(e)
Ratio of net investment income (loss) to average daily net assets             2.17%        1.57%        1.02%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               2.56%        2.58%       (2.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.82%, 1.78% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


--------------------------------------------------------------------------------
32p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.75        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .21          .15          .01
Net gains (losses) (both realized and unrealized)                               .05          .10         (.31)
                                                                              -----        -----        -----
Total from investment operations                                                .26          .25         (.30)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.22)        (.15)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.75        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $2           $2           $1
Ratio of expenses to average daily net assets(c),(d)                          1.70%        1.72%        1.72%(e)
Ratio of net investment income (loss) to average daily net assets             2.14%        1.56%         .85%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               2.67%        2.58%       (3.02%)(g)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.81%, 1.79% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.


--------------------------------------------------------------------------------
33p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.75        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .30          .24          .01
Net gains (losses) (both realized and unrealized)                               .05          .10         (.30)
                                                                              -----        -----        -----
Total from investment operations                                                .35          .34         (.29)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.31)        (.24)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.75        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                           .77%         .80%         .81%(e)
Ratio of net investment income (loss) to average daily net assets             3.22%        2.44%        1.55%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               3.62%        3.53%       (2.92%)(g)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.95%, 0.87% and 2.24% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.


--------------------------------------------------------------------------------
34p   ---   RIVERSOURCE LIMITED DURATION BOND FUND   ---   2005 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services

70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852


RiverSource Investments Website address:
riversource.com/investments


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3178

Ticker Symbol
Class A: ALDAX    Class B:ALDBX
Class C: --       Class I:ALDIX
Class Y: --

[RiverSource Investments Logo]


RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474


                                                             S-6265-99 E (10/05)

                   RiverSource(SM) Limited Duration Bond Fund

                   Supplement to the Oct. 3, 2005 Prospectus

This supplement describes the Fund's Class I shares. The caption headings used in this Supplement correspond to the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE


Class I has not been in existence for a full calendar year, and therefore performance information is not shown. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns for other classes of shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.


Past performance for Class I for the period prior to March 4, 2004 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. The use of blended performance (Class I performance blended with Class A performance for periods before March 4, 2004) generally results in lower performance than Class I shares would have achieved had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                    Class I

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:                        Class I
Management fees                                                      0.54%
Distribution (12b-1) fees                                            0.00%
Other expenses(a)                                                    0.21%
Total                                                                0.75%
Fee waiver/expense reimbursement                                     0.16%
Net expenses(b)                                                      0.59%


(a) Other expenses include an administrative services fee, a custody fee and other nonadvisory expenses.


(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.59% for Class I.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:


                                 1 year     3 years     5 years    10 years
Class I                            $60       $224        $402        $919

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:


o Any fund distributed by Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other RiverSource funds.


In addition, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

The discussion of buying and selling shares is supplemented as follows:


You may purchase, sell or exchange Class I shares only through the distributor (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another RiverSource fund.


FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance. It is supplemented as follows:


Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $9.76        $9.90
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .32          .11
Net gains (losses) (both realized and unrealized)                               .03         (.14)
                                                                              -----        -----
Total from investment operations                                                .35         (.03)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.32)        (.11)
                                                                              -----        -----
Net asset value, end of period                                                $9.79        $9.76
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $70          $27
Ratio of expenses to average daily net assets(c),(d)                           .68%         .64%(e)
Ratio of net investment income (loss) to average daily net assets             3.27%        2.83%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%
Total return(f)                                                               3.62%        (.36%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.73% and 0.71% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.


                                                             S-6265-79 E (10/05)

                       STATEMENT OF ADDITIONAL INFORMATION
                                  Oct. 3, 2005


AXP(R) California Tax-Exempt Trust
     RiverSource(SM) California Tax-Exempt Fund
AXP Dimensions Series, Inc.
      RiverSource(SM) New Dimensions Fund(R)
AXP Discovery Series, Inc.
     RiverSource Core Bond Fund
     RiverSource Discovery Fund
     RiverSource Income Opportunities Fund
     RiverSource Inflation Protected Securities Fund
     RiverSource Limited Duration Bond Fund
AXP Equity Series, Inc.
     RiverSource Mid Cap Growth Fund
AXP Fixed Income Series, Inc.
     RiverSource Diversified Bond Fund
AXP Global Series, Inc.
     RiverSource Emerging Markets Fund
     RiverSource Global Balanced Fund
     RiverSource Global Bond Fund
     RiverSource Global Equity Fund
     RiverSource Global Technology Fund
AXP Government Income Series, Inc.
     RiverSource Short Duration U.S. Government Fund
     RiverSource U.S. Government Mortgage Fund
AXP Growth Series, Inc.
     RiverSource Disciplined Equity Fund RiverSource Growth Fund
     RiverSource Large Cap Equity Fund
     RiverSource Large Cap Value Fund
AXP High Yield Income Series, Inc.
     RiverSource High Yield Bond Fund
AXP High Yield Tax-Exempt Series, Inc.
     RiverSource Tax-Exempt High Income Fund
AXP Income Series, Inc.
     RiverSource Selective Fund
AXP International Series, Inc.
     RiverSource European Equity Fund
     RiverSource International Opportunity Fund
AXP Investment Series, Inc.
     RiverSource Balanced Fund
     RiverSource Diversified Equity Income Fund
     RiverSource Mid Cap Value Fund
AXP Managed Series, Inc.
     RiverSource Strategic Allocation Fund
AXP Market Advantage Series, Inc.
     RiverSource Portfolio Builder Aggressive Fund
     RiverSource Portfolio Builder Conservative Fund
     RiverSource Portfolio Builder Moderate Fund
     RiverSource Portfolio Builder Moderate Aggressive Fund
     RiverSource Portfolio Builder Moderate Conservative Fund
     RiverSource Portfolio Builder Total Equity Fund
     RiverSource S&P 500 Index Fund
     RiverSource Small Company Index Fund

AXP Money Market Series, Inc.
     RiverSource Cash Management Fund
AXP Partners International Series, Inc.
     RiverSource International Aggressive Growth Fund
     RiverSource International Equity Fund
     RiverSource International Select Value Fund
     RiverSource International Small Cap Fund
AXP Partners Series, Inc.
     RiverSource Aggressive Growth Fund
     RiverSource Fundamental Growth Fund
     RiverSource Fundamental Value Fund
     RiverSource Select Value Fund
     RiverSource Small Cap Equity Fund
     RiverSource Small Cap Value Fund
     RiverSource Value Fund
AXP Sector Series, Inc.
     RiverSource Dividend Opportunity Fund
     RiverSource Real Estate Fund
AXP Selected Series, Inc.
     RiverSource Precious Metals Fund
AXP Special Tax-Exempt Series Trust
     RiverSource Insured Tax-Exempt Fund
     RiverSource Massachusetts Tax-Exempt Fund
     RiverSource Michigan Tax-Exempt Fund
     RiverSource Minnesota Tax-Exempt Fund
     RiverSource New York Tax-Exempt Fund
     RiverSource Ohio Tax-Exempt Fund
AXP Stock Series, Inc.
     RiverSource Stock Fund
AXP Strategy Series, Inc.
     RiverSource Equity Value Fund
     RiverSource Small Cap Advantage Fund
     RiverSource Small Cap Growth Fund
     RiverSource Strategy Aggressive Fund
AXP Tax-Exempt Series, Inc.
     RiverSource Intermediate Tax-Exempt Fund
     RiverSource Tax-Exempt Bond Fund
AXP Tax-Free Money Series, Inc.
     RiverSource Tax-Exempt Money Market Fund

This is the Statement of Additional Information (SAI) for each of the funds listed above. This SAI is not a prospectus. It should be read together with the appropriate current prospectus that may be obtained, without charge, from your financial advisor or investment professional or by writing to RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 or by calling (800) 862-7919.


Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. The current prospectus for each of the funds also is incorporated in this SAI by reference.

Each fund is governed by a Board of Directors/Trustees (Board) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the investment manager or RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), and other aspects of fund management can be found by referencing the Table of Contents below.

Table of Contents
Mutual Fund Checklist ......................................................................................p. 4
Fundamental and Nonfundamental Investment Policies..........................................................p. 7
Investment Strategies and Types of Investments ............................................................p. 18
Information Regarding Risks and Investment Strategies .....................................................p. 20
Securities Transactions ...................................................................................p. 46
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager ..............................p. 55
Valuing Fund Shares .......................................................................................p. 58
Portfolio Holdings Disclosure .............................................................................p. 65
Proxy Voting ..............................................................................................p. 67
Investing in a Fund .......................................................................................p. 68
Selling Shares ............................................................................................p. 72
Pay-out Plans .............................................................................................p. 73
Capital Loss Carryover.....................................................................................p. 74
Taxes .....................................................................................................p. 76
Agreements.................................................................................................p. 80
Organizational Information ...............................................................................p. 129
Board Members and Officers ...............................................................................p. 133
Control Persons and Principal Holders of Securities.......................................................p. 142
Independent Registered Public Accounting Firm.............................................................p. 149
Appendix A:  Description of Ratings.......................................................................p. 150
Appendix B:  State Risk Factors...........................................................................p. 156
Appendix C:  Insured Tax-Exempt Fund......................................................................p. 160
Appendix D:  Additional Information about the S&P 500 Index...............................................p. 162


Statement of Additional Information - Oct. 3, 2005                  Page 2

List of Tables


1.       Fund Fiscal Year Ends and Investment Categories......................5
1A.      Master/Feeder Funds..................................................6
2.       Fundamental Policies.................................................7
3.       Nonfundamental Policies.............................................12
4.       Investment Strategies and Types of Investments......................18
5.       Total Brokerage Commissions.........................................47
6.       Brokerage Directed for Research and Turnover Rates..................49
7.       Securities of Regular Brokers or Dealers............................51
8.       Brokerage Commissions Paid to Investment Manager or Affiliates......55
9.       Valuing Fund Shares.................................................58
10.      Class A Sales Charge................................................68
11.      Public Offering Price...............................................69
12.      Capital Loss Carryover..............................................74
13.      Corporate Deduction and Qualified Dividend Income...................77
14.      Investment Management Services Agreement Fee Schedule...............80
15.      Lipper Indexes......................................................84
16.      Performance Incentive Adjustment Calculation........................85
17.      Management Fees and Nonadvisory Expenses............................86
18.      Subadvisers and Subadvisory Agreement Fee Schedules.................88
19.      Subadvisory Fees....................................................90
20.      Portfolio Managers..................................................92
21.      Administrative Services Agreement Fee Schedule.....................120
22.      Administrative Fees................................................122
23.      Sales Charges Paid to Distributor..................................125
24.      12b-1 Fees.........................................................128
25.      Fund History Table for All Publicly Offered RiverSource Funds......130
26.      Board Members......................................................133
27.      Fund Officers......................................................134
28.      Committee Meetings.................................................135
29.      Board Member Holdings - All Funds..................................136
30.      Board Member Holdings - Individual Funds...........................136
31.      Board Member Compensation - All Funds..............................138
32.      Board Member Compensation - Individual Funds.......................139
32A.     Board Member Compensation - Master Portfolios......................141
33.      Control Persons and Principal Holders of Securities................142


Statement of Additional Information - Oct. 3, 2005                  Page 3

Mutual Fund Checklist

o Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

o Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

o    A higher rate of return typically involves a higher risk of loss.

o    Past performance is not a reliable indicator of future performance.

o    ALL mutual funds have costs that lower investment return.

o You can buy some mutual funds by contacting them directly. Others, like these, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

o Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan


Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your financial advisor or investment professional at least once a year or more frequently if your circumstances change.


Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Regular                                    Market price          Shares
investment                                  of a share          acquired
    $100                                      $ 6.00             16.7
     100                                        4.00             25.0
     100                                        4.00             25.0
     100                                        6.00             16.7
     100                                        5.00             20.0
-----------------------------------------------------------------------
    $500                                      $25.00            103.4

Average market price of a share over 5 periods: $5.00 ($25.00 divided by 5)

The average price you paid for each share:      $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

Statement of Additional Information - Oct. 3, 2005                  Page 4

The table that follows lists each fund's fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.


            Table 1. Fund Fiscal Year Ends and Investment Categories

----------------------------------------- ------------------------ --------------------------
                  Fund                        Fiscal Year End      Fund Investment Category
----------------------------------------- ------------------------ --------------------------
Aggressive Growth                         May 31                   Equity
----------------------------------------- ------------------------ --------------------------
Balanced                                  September 30             Balanced
----------------------------------------- ------------------------ --------------------------
California Tax-Exempt                     June 30                  State tax-exempt bond
----------------------------------------- ------------------------ --------------------------
Cash Management                           July 31                  Taxable money market
----------------------------------------- ------------------------ --------------------------
Core Bond                                 July 31                  Taxable bond
----------------------------------------- ------------------------ --------------------------
Disciplined Equity                        July 31                  Equity
----------------------------------------- ------------------------ --------------------------
Discovery                                 July 31                  Equity
----------------------------------------- ------------------------ --------------------------
Diversified Bond                          August 31                Taxable bond
----------------------------------------- ------------------------ --------------------------
Diversified Equity Income                 September 30             Equity
----------------------------------------- ------------------------ --------------------------
Dividend Opportunity                      June 30                  Equity
----------------------------------------- ------------------------ --------------------------
Emerging Markets                          October 31               Equity
----------------------------------------- ------------------------ --------------------------
Equity Value                              March 31                 Equity
----------------------------------------- ------------------------ --------------------------
European Equity                           October 31               Equity
----------------------------------------- ------------------------ --------------------------
Fundamental Growth                        May 31                   Equity
----------------------------------------- ------------------------ --------------------------
Fundamental Value                         May 31                   Equity
----------------------------------------- ------------------------ --------------------------
Global Balanced                           October 31               Balanced
----------------------------------------- ------------------------ --------------------------
Global Bond                               October 31               Taxable bond
----------------------------------------- ------------------------ --------------------------
Global Equity                             October 31               Equity
----------------------------------------- ------------------------ --------------------------
Global Technology                         October 31               Equity
----------------------------------------- ------------------------ --------------------------
Growth                                    July 31                  Equity
----------------------------------------- ------------------------ --------------------------
High Yield Bond                           May 31                   Taxable bond
----------------------------------------- ------------------------ --------------------------
Income Opportunities                      July 31                  Taxable bond
----------------------------------------- ------------------------ --------------------------
Inflation Protected Securities            July 31                  Taxable bond
----------------------------------------- ------------------------ --------------------------
Insured Tax-Exempt                        June 30                  Tax-exempt bond
----------------------------------------- ------------------------ --------------------------
Intermediate Tax-Exempt Bond              November 30              Tax-exempt bond
----------------------------------------- ------------------------ --------------------------
International Aggressive Growth           October 31               Equity
----------------------------------------- ------------------------ --------------------------
International Equity                      October 31               Equity
----------------------------------------- ------------------------ --------------------------
International Opportunity                 October 31               Equity
----------------------------------------- ------------------------ --------------------------
International Select Value                October 31               Equity
----------------------------------------- ------------------------ --------------------------
International Small Cap                   October 31               Equity
----------------------------------------- ------------------------ --------------------------
Large Cap Equity                          July 31                  Equity
----------------------------------------- ------------------------ --------------------------
Large Cap Value                           July 31                  Equity
----------------------------------------- ------------------------ --------------------------
Limited Duration Bond                     July 31                  Taxable bond
----------------------------------------- ------------------------ --------------------------
Massachusetts Tax-Exempt                  June 30                  State tax-exempt bond
----------------------------------------- ------------------------ --------------------------
Michigan Tax-Exempt                       June 30                  State tax-exempt bond
----------------------------------------- ------------------------ --------------------------
Mid Cap Growth                            November 30              Equity
----------------------------------------- ------------------------ --------------------------
Mid Cap Value                             September 30             Equity
----------------------------------------- ------------------------ --------------------------
Minnesota Tax-Exempt                      June 30                  State tax-exempt bond
----------------------------------------- ------------------------ --------------------------
New Dimensions                            July 31                  Equity
----------------------------------------- ------------------------ --------------------------
New York Tax-Exempt                       June 30                  State tax-exempt bond
----------------------------------------- ------------------------ --------------------------
Ohio Tax-Exempt                           June 30                  State tax-exempt bond
----------------------------------------- ------------------------ --------------------------

Portfolio Builder Aggressive              January 31               Funds-of-funds - equity
----------------------------------------- ------------------------ --------------------------
Portfolio Builder Conservative            January 31               Funds-of-funds - bond
----------------------------------------- ------------------------ --------------------------
Portfolio Builder Moderate                January 31               Funds-of-funds - equity
----------------------------------------- ------------------------ --------------------------
Portfolio Builder Moderate Aggressive     January 31               Funds-of-funds - equity
----------------------------------------- ------------------------ --------------------------
Portfolio Builder Moderate Conservative   January 31               Funds-of-funds - bond
----------------------------------------- ------------------------ --------------------------
Portfolio Builder Total Equity            January 31               Funds-of-funds - equity

----------------------------------------- ------------------------ --------------------------
Precious Metals                           March 31                 Equity
----------------------------------------- ------------------------ --------------------------
Real Estate                               June 30                  Equity
----------------------------------------- ------------------------ --------------------------
S&P 500 Index                             January 31               Equity
----------------------------------------- ------------------------ --------------------------
Select Value                              May 31                   Equity
----------------------------------------- ------------------------ --------------------------
Selective                                 May 31                   Taxable bond
----------------------------------------- ------------------------ --------------------------

Statement of Additional Information - Oct. 3, 2005                  Page 5

----------------------------------------- ------------------------ --------------------------
Fund                                      Fiscal Year End          Fund Investment Category
----------------------------------------- ------------------------ --------------------------
Short Duration U.S. Government            May 31                   Taxable bond
----------------------------------------- ------------------------ --------------------------
Small Cap Advantage                       March 31                 Equity
----------------------------------------- ------------------------ --------------------------
Small Cap Equity                          May 31                   Equity
----------------------------------------- ------------------------ --------------------------
Small Cap Growth                          March 31                 Equity
----------------------------------------- ------------------------ --------------------------
Small Cap Value                           May 31                   Equity
----------------------------------------- ------------------------ --------------------------
Small Company Index                       January 31               Equity
----------------------------------------- ------------------------ --------------------------
Stock                                     September 30             Equity
----------------------------------------- ------------------------ --------------------------
Strategic Allocation                      September 30             Balanced
----------------------------------------- ------------------------ --------------------------
Strategy Aggressive                       March 31                 Equity
----------------------------------------- ------------------------ --------------------------
Tax-Exempt Bond                           November 30              Tax-exempt bond
----------------------------------------- ------------------------ --------------------------
Tax-Exempt High Income                    November 30              Tax-exempt bond
----------------------------------------- ------------------------ --------------------------
Tax-Exempt Money Market                   December 31              Tax-exempt money market
----------------------------------------- ------------------------ --------------------------
U.S. Government Mortgage                  May 31                   Taxable bond
----------------------------------------- ------------------------ --------------------------
Value                                     May 31                   Equity
----------------------------------------- ------------------------ --------------------------

Master/Feeder Funds

Each fund listed in the following table pursues its investment objective by investing all of its assets in a separate investment company (a portfolio) as shown in the table, rather than investing directly in and managing its own portfolio of securities. The portfolio has the same investment objectives, policies, and restrictions as the fund. References in this SAI, where applicable, refer to the fund and portfolio, collectively; to the fund, singularly; or to the portfolio, singularly.


The Board of each feeder fund has determined that it is in the best interests of shareholders to withdraw the fund's assets from the master/feeder structure. The necessary steps to finalize the withdrawal are expected to be completed in late 2005 or early 2006. After that date, each feeder fund will invest directly in and manage its own portfolio of securities rather than investing in a master portfolio. RiverSource Investments, the investment adviser to the master portfolio, will continue to serve as investment adviser to the fund under the same terms and conditions.


                          Table 1A. Master/Feeder Funds
-------------------------------------------- -----------------------------------
Feeder Fund                                  Master Portfolio
-------------------------------------------- -----------------------------------
Balanced                                     Balanced
-------------------------------------------- -----------------------------------
Diversified Equity Income                    Equity Income
-------------------------------------------- -----------------------------------
Emerging Markets                             Emerging Markets
-------------------------------------------- -----------------------------------
Global Bond                                  World Income
-------------------------------------------- -----------------------------------
Global Equity                                World Growth
-------------------------------------------- -----------------------------------
Global Technology                            World Technologies
-------------------------------------------- -----------------------------------
Growth                                       Growth
-------------------------------------------- -----------------------------------
High Yield Bond                              High Yield
-------------------------------------------- -----------------------------------
New Dimensions                               Growth Trends
-------------------------------------------- -----------------------------------
Selective                                    Quality Income
-------------------------------------------- -----------------------------------
Short Duration U.S. Government               Government Income
-------------------------------------------- -----------------------------------
Stock                                        Equity
-------------------------------------------- -----------------------------------
Strategic Allocation                         Total Return
-------------------------------------------- -----------------------------------
Tax-Exempt High Income                       Tax-Free High Yield
-------------------------------------------- -----------------------------------


Funds-of-Funds

Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit a funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.


Statement of Additional Information - Oct. 3, 2005                        Page 6

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

Fundamental policies

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fundamental policies that are in addition to any fundamental policy described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

          Table 2. Fundamental Policies Unless holders of a majority of the outstanding voting securities agree to make the change, the fund will not:


------------------------------------------------------------------------------------------------------------------------------------
                   A       B       C       D       E       F       G       H      I        J        K        L         M       N
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Buy   Invest                              Buy
                                                                 more    more           Concen              on
                                  Buy     Buy                    than    than            trate            margin
   Fund           Act             or      or     Lend    Issue    10%     5%              in                or        Buy    Invest
                  as     Make    sell    sell    fund   senior    of      in              any              sell     stocks,   less
                under-   cash    real   commode securit securit   an      an    Borrow    one     Loan     short    bonds,    than
                writer   loans  estate   ties     ies     ies   issuer  issuer  money  industry  assets     (i)      etc.     80%
------------------------------------------------------------------------------------------------------------------------------------
Aggressive        A1      B1      C1      D1      E1      F1      G1      H1      I1      J1
Growth
------------------------------------------------------------------------------------------------------------------------------------
Balanced          A1      B1      C1      D1      E1              G2      H2      I3      J1       K1
------------------------------------------------------------------------------------------------------------------------------------
California        A1      B1      C1      D1      E1                              I3               K1                          N1
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
Cash Management   A1              C3      C3      E1                      H3      I3                        L2        M1
------------------------------------------------------------------------------------------------------------------------------------
Core Bond         A1      B1      C1      D1      E1      F1      G1      H2      I2      J1
------------------------------------------------------------------------------------------------------------------------------------
Disciplined       A1      B1      C1      D1      E1      F1      G1      H1      I1      J1       K1
Equity
------------------------------------------------------------------------------------------------------------------------------------
Discovery         A1      B1      C1      D1      E1              G2      H2    I3(v)     J1       K1
------------------------------------------------------------------------------------------------------------------------------------
Diversified       A1      B1      C1      D1      E1              G2      H2      I3      J1
Bond
------------------------------------------------------------------------------------------------------------------------------------
Diversified       A1      B1      C1      D1      E1              G2      H2      I3      J1
Equity Income
------------------------------------------------------------------------------------------------------------------------------------
Dividend          A1      B1      C1      D1      E1              G2      H2      I3
Opportunity
------------------------------------------------------------------------------------------------------------------------------------
Emerging          A1      B1      C1      D1      E1      F1      G2      H2      I3      J1       K1
Markets
------------------------------------------------------------------------------------------------------------------------------------
Equity Value      A1      B1      C1      D1      E1      F1      G2      H2      I3      J1       K1
------------------------------------------------------------------------------------------------------------------------------------
European Equity   A1      B1      C1      D1      E1      F1                      I3      J1       K1
------------------------------------------------------------------------------------------------------------------------------------
Fundamental       A1      B1      C1      D1      E1      F1      G1      H1      I1      J1
Growth
------------------------------------------------------------------------------------------------------------------------------------
Fundamental       A1      B1      C1      D3      E1      F1      G1      H1      I1      J1
Value
------------------------------------------------------------------------------------------------------------------------------------
Global Balanced   A1      B1      C1      D1      E1      F1      G2      H2      I3      J1       K1
------------------------------------------------------------------------------------------------------------------------------------
Global Bond       A1      B1      C1      D1      E1      F1      G2              I3      J1       K1
------------------------------------------------------------------------------------------------------------------------------------
Global Equity     A1      B1      C1      D1      E1      F1      G2      H2      I3      J1       K1
------------------------------------------------------------------------------------------------------------------------------------
Global            A1      B1      C1      D1      E1      F1                      I3               K1
Technology
------------------------------------------------------------------------------------------------------------------------------------
Growth            A1      B1      C1      D1      E1              G2      H2      I3      J1       K1
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond   A1      B1      C1      D1      E1      F1      G2      H2      I3      J1
------------------------------------------------------------------------------------------------------------------------------------
Income            A1      B1      C1      D1      E1      F1      G1      H2      I2       J1
Opportunities
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 7


------------------------------------------------------------------------------------------------------------------------------------
                   A       B       C       D       E       F       G       H      I        J        K        L         M       N
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Buy   Invest                              Buy
                                                                 more    more           Concen              on
                                  Buy     Buy                    than    than            trate            margin
   Fund           Act             or      or     Lend    Issue    10%     5%              in                or        Buy    Invest
                  as     Make    sell    sell    fund   senior    of      in              any              sell     stocks,   less
                under-   cash    real   commode securit securit   an      an    Borrow    one     Loan     short    bonds,    than
                writer   loans  estate   ties     ies     ies   issuer  issuer  money  industry  assets     (i)      etc.     80%
------------------------------------------------------------------------------------------------------------------------------------
Inflation         A1      B1      C1      D1      E1      F1                      I2       J1
Protected
Securities
--------------------------------------------------------------------------------------------------------------------------------
Insured           A1      B1      C1      D1      E1                      H2      I3               K1                     N3
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------------
Intermediate      A1      B1      C1      D1      E1                    H2(ii)    I3                                    N4(iii)
Tax-Exempt Bond
--------------------------------------------------------------------------------------------------------------------------------
International     A1      B1      C1      D3      E1      F1      G1      H1      I1       J1      K1
Aggressive
Growth
--------------------------------------------------------------------------------------------------------------------------------
International     A1      B1      C1      D3      E1      F1      G1      H1      I1       J1      K1
Equity
--------------------------------------------------------------------------------------------------------------------------------
International     A1      B1      C1      D1      E1      F1      G2      H2      I3       J1      K1
Opportunity
--------------------------------------------------------------------------------------------------------------------------------
International     A1      B1      C1      D3      E1      F1      G1      H1      I1       J1      K1
Select Value
--------------------------------------------------------------------------------------------------------------------------------
International     A1      B1      C1      D3      E1      F1      G1      H1      I1       J1      K1
Small Cap
--------------------------------------------------------------------------------------------------------------------------------
Large Cap         A1      B1      C1      D1      E1      F1      G1      H2      I2       J1
Equity
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value   A1      B1      C1      D3      E1      F1      G1      H1      I2       J1
--------------------------------------------------------------------------------------------------------------------------------
Limited           A1      B1      C1      D1      E1      F1      G1      H2      I2       J1
Duration Bond
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts     A1      B1      C1      D1      E1                              I3               K1                     N1
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------------
Michigan          A1      B1      C1      D1      E1                              I3               K1                     N1
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth    A1      B1      C1      D1      E1              G2      H2      I3       J1
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value     A1      B1      C1      D1      E1      F1      G1      H2      I2       J1
--------------------------------------------------------------------------------------------------------------------------------
Minnesota         A1      B1      C1      D1      E1                              I3               K1                     N1
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------------
New Dimensions    A1      B1      C1      D1      E1              G2      H2      I3       J1      K1
--------------------------------------------------------------------------------------------------------------------------------
New York          A1      B1      C1      D1      E1                              I3               K1                     N1
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------------
Ohio              A1      B1      C1      D1      E1                              I3               K1                     N1
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------------
Portfolio         A1      B1      C1      D1      E1      F1                      I2       J2
Builder
Aggressive
--------------------------------------------------------------------------------------------------------------------------------
Portfolio         A1      B1      C1      D1      E1      F1                      I2       J2
Builder
Conservative
--------------------------------------------------------------------------------------------------------------------------------
Portfolio         A1      B1      C1      D1      E1      F1                      I2       J2
Builder
Moderate
--------------------------------------------------------------------------------------------------------------------------------
Portfolio         A1      B1      C1      D1      E1      F1                      I2       J2
Builder
Moderate
Aggressive
--------------------------------------------------------------------------------------------------------------------------------
Portfolio         A1      B1      C1      D1      E1      F1                      I2       J2
Builder
Moderate
Conservative
--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 8


------------------------------------------------------------------------------------------------------------------------------------
                   A       B       C       D       E       F       G       H      I        J        K        L         M       N
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Buy   Invest                              Buy
                                                                 more    more           Concen              on
                                  Buy     Buy                    than    than            trate            margin
   Fund           Act             or      or     Lend    Issue    10%     5%              in                or        Buy    Invest
                  as     Make    sell    sell    fund   senior    of      in              any              sell     stocks,   less
                under-   cash    real   commode securit securit   an      an    Borrow    one     Loan     short    bonds,    than
                writer   loans  estate   ties     ies     ies   issuer  issuer  money  industry  assets     (i)      etc.     80%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio         A1      B1      C1      D1      E1      F1                      I2       J2
Builder Total
Equity
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals   A1      B1      C1    D1(vi)    E1      F1                      I3       J3      K1
--------------------------------------------------------------------------------------------------------------------------------
Real Estate       A1      B1      C1      D1      E1      F1                      I2
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index     A1      B1      C1      D1      E1      F1                      I3       J4      K1
--------------------------------------------------------------------------------------------------------------------------------
Select Value      A1      B1      C1      D3      E1      F1      G2      H1      I1       J1      K1
--------------------------------------------------------------------------------------------------------------------------------
Selective         A1      B1      C1      D1      E1      F1      G2      H2      I3       J1      K1
--------------------------------------------------------------------------------------------------------------------------------
Short Duration    A1      B1      C1      D1      E1      F1      G2      H2      I3       J1      K1
U.S. Government
--------------------------------------------------------------------------------------------------------------------------------
Small Cap         A1      B1      C1      D1      E1      F1      G2      H2      I3       J1
Advantage
--------------------------------------------------------------------------------------------------------------------------------
Small Cap         A1      B1      C1      D3      E1      F1      G1      H1      I1       J1
Equity
--------------------------------------------------------------------------------------------------------------------------------
Small Cap         A1      B1      C1      D1      E1      F1      G2      H2      I3       J1
Growth
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value   A1      B1      C1      D3      E1      F1                      I1       J1
--------------------------------------------------------------------------------------------------------------------------------
Small Company     A1      B1      C1      D1      E1              G2      H2      I3       J1      K1
Index
--------------------------------------------------------------------------------------------------------------------------------
Stock             A1      B1      C1      D1      E1              G2      H2      I3       J1
--------------------------------------------------------------------------------------------------------------------------------
Strategic         A1      B1      C1      D1      E1      F1      G2      H2      I3       J1      K1
Allocation
--------------------------------------------------------------------------------------------------------------------------------
Strategy          A1      B1      C1      D1      E1      F1      G2      H2      I3       J1      K1
Aggressive
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond   A1      B1      C1      D1      E1                    H2(ii)    I3                                    N4(iv)
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt        A1      B1      C1      D1      E1                    H2(ii)    I3                                      N2
High Income
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt        A1      B2      C2      D2      E1                    H3(ii)    I3                      L1              N4
Money Market
--------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't        A1      B1      C1      D1      E1      F1      G1      H2      I2       J1      K1
Mortgage
--------------------------------------------------------------------------------------------------------------------------------
Value             A1      B1      C1      D3      E1      F1      G1      H1      I1       J1
--------------------------------------------------------------------------------------------------------------------------------


(i) Nonfundamental policy for all funds except Cash Management and Tax-Exempt Money Market.

(ii) For purposes of this policy, the terms of a municipal security determine the issuer.

(iii) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.

(iv) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.

(v) For purposes of this policy, borrowing property does not include the borrowing of securities in connection with short sales.

(vi) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.

A.   Act as underwriter


     A1 - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


B.   Make cash loans


     B1 - Make cash loans if the total commitment amount exceeds 5% of the fund's total assets.

     B2 - Make cash loans. The fund, however, does make investments in debt securities where the sellers agree to repurchase the securities at cost plus an agreed-upon interest rate within a specified time.


Statement of Additional Information - Oct. 3, 2005                  Page 9

C.   Buy or sell real estate


     C1 - Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

     C2 - Invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

     C3 - Buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.


D.   Buy or sell physical commodities


     D1 - Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

     D2 - Invest in commodities or commodity contracts.

     D3 - Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


E.   Lend fund securities


     E1 - Lend fund securities in excess of 30% of its net assets.


F.   Issue senior securities


     F1 - Issue senior securities, except as permitted under the 1940 Act.


G.   Buy more than 10% of an issuer


     G1 - Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

     G2 - Purchase more than 10% of the outstanding voting securities of an issuer.


H.   Invest more than 5% in an issuer


     H1 - Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

     H2 - Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

     H3 - Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.


I.   Borrow money


     I1 - Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. Under current Board policy, the fund has no current intention to borrow to a material extent.


Statement of Additional Information - Oct. 3, 2005                  Page 10

     I2 - Borrow money except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The fund has no current intention to borrow to a material extent.

     I3 - Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The fund has no current intention to borrow to a material extent.


J.   Concentrate


     J1 - Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

     J2 - Concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

     J3 - Invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

     J4 - Concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


K.   Loan assets


     K1 - Make a loan of any part of its assets to the investment manager, to the board members and officers of the investment manager or to its own board members and officers.


L.   Buy on margin or sell short


     L1 - Buy on margin or sell short.

     L2 - Buy on margin or sell short or deal in options to buy or sell securities.


M.   Buy stocks, bonds, etc.


     M1 - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.


N.   Invest less than 80%


     N1 - Under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

     N2 - Under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

     N3 - Under normal market conditions, invest less than 80% of its net assets in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government

     N4 - Under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.


Statement of Additional Information - Oct. 3, 2005                  Page 11

Nonfundamental policies

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                                        Table 3. Nonfundamental Policies

The following are guidelines that may be changed by the Board at any time:


------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
                       A           B          C        D          E           F           G           H
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
       Fund                                                               Investing
                                           Invest                            to
                    Deposit    Illiquid     ment    Margin,     Money      control     Foreign
                       on     securities;  compan   selling    Market        or      securities      Debt
                    futures     bullion      ies     short   securities    manage       (G-1)     securities
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Aggressive Growth      A1         B1         C1       D7         E1          F1        G1-15%         H8
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Balanced               A1         B1         C1       D3         E1          F1        G1-25%
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
California             A1         B1                  D6                                             H18
Tax-Exempt
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Cash Management                   B2         C1     See                                              H17
                                                    Table 2
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Core Bond              A1         B1         C1       D3         E1          F1        G1-15%
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Disciplined Equity     A1         B1         C1       D7         E1          F1        G1-20%         H7
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Discovery              A1         B1         C1       D8         E1          F1       G1-25%(i)       H7
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Diversified Bond       A1         B1         C1       D7         E1          F1
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Diversified            A1         B1         C1       D3         E1          F1        G1-25%        H12
Equity Income
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Dividend               A1         B1         C1       D3         E1          F1        G1-25%         H5
Opportunity
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Emerging Markets       A1         B1         C1       D1         E1          F1                     H1, H8
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Equity Value           A1         B1         C1       D3         E1          F1        G1-25%      H13, H15
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
European Equity        A1         B1                  D7
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Fundamental Growth     A1         B1         C1       D7         E1          F1        G1-15%         H8
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Fundamental Value      A1         B1         C1       D1         E1
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Global Balanced        A1         B1         C1       D1         E1          F1                    H15(ii)
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Global Bond            A1         B1         C1       D1         E1          F1                      H15
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Global Equity          A1         B1         C1       D1         E1          F1                     H1, H7
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Global Technology      A1         B1         C1       D1         E1          F1                     H1, H7
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Growth                 A1         B1         C1       D7         E1          F1        G1-25%         H5
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
High Yield Bond        A1         B1         C1       D6         E1          F1        G1-25%
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Income                 A1         B1         C1       D3         E1          F1        G1-25%
Opportunities
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Inflation              A1         B1         C1       D3                               G1-15%
Protected
Securities
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Insured Tax-Exempt     A1         B1         J2       D6                                          H2, H18,
                                                                                                  H19, H20
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------
Intermediate           A1         B1         J2       D2                                             H11
Tax-Exempt Bond
------------------- --------- ------------ -------- -------- ------------ ---------- ------------ -----------

------------------- ------------ ------------ -------- --------
                         I            J          K        L
------------------- ------------ ------------ -------- --------
       Fund
                                              Invest
                                               while   Divers
                    Tax-exempt     Equity     borrow    Ifica
                    securities   Securities     ing     tion
------------------- ------------ ------------ -------- --------
Aggressive Growth
------------------- ------------ ------------ -------- --------
Balanced
------------------- ------------ ------------ -------- --------
California          I1, I4, I7
Tax-Exempt
------------------- ------------ ------------ -------- --------
Cash Management
------------------- ------------ ------------ -------- --------
Core Bond
------------------- ------------ ------------ -------- --------
Disciplined Equity
------------------- ------------ ------------ -------- --------
Discovery
------------------- ------------ ------------ -------- --------
Diversified Bond
------------------- ------------ ------------ -------- --------
Diversified
Equity Income
------------------- ------------ ------------ -------- --------
Dividend
Opportunity
------------------- ------------ ------------ -------- --------
Emerging Markets
------------------- ------------ ------------ -------- --------
Equity Value
------------------- ------------ ------------ -------- --------
European Equity                                        L1, L2
------------------- ------------ ------------ -------- --------
Fundamental Growth
------------------- ------------ ------------ -------- --------
Fundamental Value                               K1
------------------- ------------ ------------ -------- --------
Global Balanced
------------------- ------------ ------------ -------- --------
Global Bond
------------------- ------------ ------------ -------- --------
Global Equity
------------------- ------------ ------------ -------- --------
Global Technology
------------------- ------------ ------------ -------- --------
Growth
------------------- ------------ ------------ -------- --------
High Yield Bond                      J1
------------------- ------------ ------------ -------- --------
Income
Opportunities
------------------- ------------ ------------ -------- --------
Inflation
Protected
Securities
------------------- ------------ ------------ -------- --------
Insured Tax-Exempt    I1, I5,        J2
                    I7, I8, I9
------------------- ------------ ------------ -------- --------
Intermediate          I2, I3,        J2
Tax-Exempt Bond       I6, I7
------------------- ------------ ------------ -------- --------


Statement of Additional Information - Oct. 3, 2005                  Page 12

------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
                       A          B          C        D         E          F          G          H
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
       Fund                                                            Investing
                                          Invest                           to
                    Deposit   Illiquid     ment    Margin,    Money     control    Foreign
                      on     securities;  compan   selling   Market        or      securities  Debt
                    futures    bullion      ies     short   securities   manage     (G-1)    securities
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
International         A1         B1         C1       D1        E1
Aggressive Growth
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
International         A1         B1         C1       D1        E1
Equity
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
International         A1         B1         C1       D1        E1          F1
Opportunity
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
International         A1         B1         C1       D1        E1
Select Value
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
International         A1         B1         C1       D1        E1
Small Cap
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Large Cap Equity      A1         B1         C1       D7        E1          F1       G1-20%      H7
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Large Cap Value       A1         B1         C1       D1        E1          F1       G1-20%      H8
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Limited Duration      A1         B1         C1       D3        E1          F1       G1-15%
Bond
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Massachusetts         A1         B1                  D6                                         H18
Tax-Exempt
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Michigan              A1         B1                  D6                                         H18
Tax-Exempt
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Mid Cap Growth        A1         B1         C1       D1        E1          F1       G1-15%      H6
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Mid Cap Value         A1         B1         C1       D3        E1          F1       G1-25%      H9
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Minnesota             A1         B1                  D6                                         H18
Tax-Exempt
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
New Dimensions        A1         B1         C1       D7        E1          F1       G1-30%      H7
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
New York              A1         B1                  D6                                         H18
Tax-Exempt
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Ohio Tax-Exempt       A1         B1                  D6                                         H18
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Portfolio Builder     A1         B1                  D7
Aggressive*
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Portfolio Builder     A1         B1                  D7
Conservative*
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Portfolio Builder     A1         B1                  D7
Moderate *
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Portfolio Builder     A1         B1                  D7
Moderate
Aggressive*
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Portfolio Builder     A1         B1                  D7
Moderate
Conservative*
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Portfolio Builder     A1         B1                  D7
Total Equity*
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Precious Metals       A1         B1         C1       D7        E1          F1       G2, G4   H7(ii),
                                                                                                H21
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
Real Estate           A1         B1         C1       D7                             G1-10%
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------
S&P 500 Index         A1         B1                  D3
------------------- -------- ------------ -------- -------- ---------- ----------- --------- ----------

------------------- ---------- --------- -------- --------
                        I         J         K        L
------------------- ---------- --------- -------- --------
       Fund
                                         Invest
                                          while   Divers
                    Tax-exempt  Equity   borrow    Ifica
                    securities Securities  ing     tion
------------------- ---------- --------- -------- --------
International
Aggressive Growth
------------------- ---------- --------- -------- --------
International
Equity
------------------- ---------- --------- -------- --------
International
Opportunity
------------------- ---------- --------- -------- --------
International                              K1
Select Value
------------------- ---------- --------- -------- --------
International
Small Cap
------------------- ---------- --------- -------- --------
Large Cap Equity
------------------- ---------- --------- -------- --------
Large Cap Value
------------------- ---------- --------- -------- --------
Limited Duration
Bond
------------------- ---------- --------- -------- --------
Massachusetts       I1, I4,
Tax-Exempt             I7
------------------- ---------- --------- -------- --------
Michigan            I1, I4,
Tax-Exempt             I7
------------------- ---------- --------- -------- --------
Mid Cap Growth
------------------- ---------- --------- -------- --------
Mid Cap Value
------------------- ---------- --------- -------- --------
Minnesota           I1, I4,
Tax-Exempt             I7
------------------- ---------- --------- -------- --------
New Dimensions
------------------- ---------- --------- -------- --------
New York            I1, I4,
Tax-Exempt             I7
------------------- ---------- --------- -------- --------
Ohio Tax-Exempt     I1, I4,
                       I7
------------------- ---------- --------- -------- --------
Portfolio Builder
Aggressive*
------------------- ---------- --------- -------- --------
Portfolio Builder
Conservative*
------------------- ---------- --------- -------- --------
Portfolio Builder
Moderate *
------------------- ---------- --------- -------- --------
Portfolio Builder
Moderate
Aggressive*
------------------- ---------- --------- -------- --------
Portfolio Builder
Moderate
Conservative*
------------------- ---------- --------- -------- --------
Portfolio Builder
Total Equity*
------------------- ---------- --------- -------- --------
Precious Metals                                     L1
------------------- ---------- --------- -------- --------
Real Estate
------------------- ---------- --------- -------- --------
S&P 500 Index                                     L1, L2
------------------- ---------- --------- -------- --------


Statement of Additional Information - Oct. 3, 2005                  Page 13

------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
                       A         B          C        D         E          F          G          H
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
       Fund                                                           Investing
                                         Invest                           to
                    Deposit   Illiquid    ment    Margin,    Money     control    Foreign
                      on     securities; compan   selling   Market        or      securities   Debt
                    futures   bullion      ies     short   securities   manage     (G-1)    securities
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Select Value          A1         B1        C1       D1        E1                   G1-20%       H4
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Selective             A1         B1        C1       D6        E1          F1       G1-25%       H5
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Short Duration        A1         B1        C1       D9        E1          F1
U.S. Government
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Small Cap             A1         B1        C1       D1        E1
Advantage
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Small Cap Equity      A2         B1        C1       D1        E1                   G1-15%
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Small Cap Growth      A1         B1        C1       D1        E1
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Small Cap Value       A1         B1        C1       D1        E1
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Small Company         A1         B1        C1       D4        E1          F1
Index
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Stock                 A1         B1        C1       D7        E1          F1       G1-25%    H7, H16
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Strategic             A1         B1        C1       D3                    F1       G1-50%    H3, H10
Allocation
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Strategy              A1         B1        C1       D3        E1          F1       G1-25%     H13,
Aggressive                                                                                   H15(ii)
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Tax-Exempt Bond       A1         B1        CJ2      D2                                         H22
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Tax-Exempt High       A1         B1                 D2
Income
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Tax-Exempt Money              B1(iii)
Market
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
U.S. Gov't            A1         B1        C1       D9        E1          F1
Mortgage
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------
Value                 A1         B1        C2       D1        E1                   G1-25%      H14
------------------- -------- ----------- -------- -------- ---------- ----------- --------- -----------

------------------- --------- ---------- ------- --------
                       I          J        K        L
------------------- --------- ---------- ------- --------
       Fund
                                         Invest
                                         while   Divers
                    Tax-exempt Equity    borrow   Ifica
                    securitiesSecurities  ing     tion
------------------- --------- ---------- ------- --------
Select Value
------------------- --------- ---------- ------- --------
Selective
------------------- --------- ---------- ------- --------
Short Duration
U.S. Government
------------------- --------- ---------- ------- --------
Small Cap
Advantage
------------------- --------- ---------- ------- --------
Small Cap Equity                           K1
------------------- --------- ---------- ------- --------
Small Cap Growth
------------------- --------- ---------- ------- --------
Small Cap Value                            K1    L1, L2
------------------- --------- ---------- ------- --------
Small Company
Index
------------------- --------- ---------- ------- --------
Stock
------------------- --------- ---------- ------- --------
Strategic
Allocation
------------------- --------- ---------- ------- --------
Strategy
Aggressive
------------------- --------- ---------- ------- --------
Tax-Exempt Bond        I2        J2
------------------- --------- ---------- ------- --------
Tax-Exempt High      I2, I3
Income
------------------- --------- ---------- ------- --------
Tax-Exempt Money
Market
------------------- --------- ---------- ------- --------
U.S. Gov't
Mortgage
------------------- --------- ---------- ------- --------
Value                                      K1
------------------- --------- ---------- ------- --------


* The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

(i) The fund has no current intention of investing more than 5% of its total assets in foreign securities.

(ii) Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

(iii) In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

A.   Deposit on futures/premiums on options


     A1 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

     A2 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).


Statement of Additional Information - Oct. 3, 2005                  Page 14

B.   Illiquid securities


     B1 - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

     B2 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.


C.   Investment companies


     C1 - The fund will not invest more than 10% of its total assets in the securities of investment companies.

     C2 - The fund will not invest more than 10% of its total assets in the securities of investment companies, unless a higher amount is permitted under an SEC exemptive order.


D.   Margin/selling short


     D1 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

     D2 - The fund will not buy on margin or sell short, except that the fund may use derivative instruments.

     D3 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.

     D4 - The fund will not buy on margin or sell short, except the fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

     D5 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in interest rate futures contracts.

     D6 - The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

     D7 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

     D8 - The fund will not buy on margin, except the fund may make margin payments in connection with transactions in stock index futures contracts.

     D9 - The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.


E.   Money market securities


     E1 - Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.


F.   Investing to control or manage


     F1 - The fund will not invest in a company to control or manage it.


G.   Foreign securities


     G1 - The fund may invest its total assets, up to the amount shown, in foreign investments.

     G2 - Under normal market conditions, the fund intends to invest at least
          50% of its total assets in foreign investments.

     G3 - Investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.


Statement of Additional Information - Oct. 3, 2005                  Page 15

     G4 - The fund may invest up to 10% of its total assets in gold and silver bullion, other precious metals, strategic metals and other metals occurring naturally with such metals and securities convertible into metals. The fund will invest only in metals and securities convertible into metals that are readily marketable.


H.   Debt securities


     H1 - The fund may invest up to 20% of its net assets in bonds.

     H2 - The fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent.

     H3 - The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

     H4 - The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

     H5 - The fund may not purchase debt securities rated below investment grade.

     H6 - The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

     H7 - The fund will not invest more than 5% of its net assets in bonds below investment grade.

     H8 - The fund may invest up to 10% of its net assets in bonds rated below investment grade

     H9 - No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

     H10- No more than 15% of the fund's total assets will be invested in below investment-grade debt securities.

     H11- The fund may invest 20% of its net assets in bonds rated or considered below investment grade (less than BBB/Baa).

     H12- No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

     H13- The fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

     H14- No more than 10% of the fund's assets will be held in debt securities rated BB/Ba or lower.

     H15- The fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality).

     H16- The fund will not purchase securities rated below C by Moody's or S&P, or the equivalent.

     H17- The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

     H18- No more than 10% of the fund's net assets will be held in inverse floaters.

     H19- The fund may purchase securities rated Aaa by Moody's or AAA by S&P.
          In addition, the fund may purchase other securities, provided the securities are insured.

     H20- Under normal market conditions, at least 65% of the fund's total assets will be invested in securities that are insured and have a maturity of more than one year.

     H21- In the event economic, political or financial conditions adverse to gold or metals industries or the metals themselves occur, the fund temporarily may invest over 75% of its total assets in U.S. government securities or investment-grade short-term obligations (denominated either in foreign currencies or U.S. dollars).


Statement of Additional Information - Oct. 3, 2005                      Page 16

     H22- At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the fund's remaining investments may be in unrated bonds and other debt securities that, in the investment manager'ss opinion, are of investment grade quality. All industrial revenue bonds must be rated.


I.   Tax- exempt securities


     I1 - If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

     I2 - Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions, where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

     I3 - The fund may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

     I4 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

     I5 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

     I6 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

     I7 - A portion of the fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20^% of its net assets in these bonds, the fund will limit its investments in these bonds to 20% of its net assets.

     I8 - Pending investment in municipal securities maturing in more than one year, or as a temporary defensive position, the fund may hold up to 35% of its net assets in short-term tax-exempt instruments that are not insured or guaranteed. The fund will purchase these instruments only if they are rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent.

     I9 - Except for securities guaranteed by the U.S. government, or an agency thereof, and the short-term tax-exempt instruments rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent, each tax-exempt security purchased by the fund will be insured either by a New Issue Insurance Policy or by a Portfolio Insurance Policy issued by MBIA Insurance Corporation, Financial Guaranty Insurance Company or a comparable insurer as long as that insurer is rated Aaa by Moody's or AAA by S&P or the equivalent.


J.   Equity Securities


     J1 - The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

     J2 - The fund will not invest in voting securities or securities of investment companies.


Statement of Additional Information - Oct. 3, 2005                      Page 17

K.   Invest while Borrowing


     K1 - The fund will not make additional investments while any borrowing remains outstanding.


L.   Diversification


     L1 - Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

     L2 - Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.


Investment Strategies and Types of Investments


This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

                                        Table 4. Investment Strategies and Types of Investments

------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Investment strategy        Balanced     Equity    Funds-of-   Taxable    Taxable     Tax-exempt  Tax-exempt    State
                                                  funds -       bond     money         money        bond     tax-exempt
                                                  equity                 market        market                   bond
                                                  and bond
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------

Agency and government         o           o           o           o          o           o           o           o
securities
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Borrowing                     o           o           o           o          o                       o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Cash/money market             o           o           o           o          o           o           o           o
instruments
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Collateralized bond           o          o A                      o                                  o           o
obligations
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Commercial paper              o           o           o           o          o           o           o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Common stock                  o           o                      o B
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Convertible securities        o           o                      o C                                 o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Corporate bonds               o           o                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Debt obligations              o           o                       o          o           o           o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Depositary receipts           o           o                      o D
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Derivative instruments        o           o           o           o                                  o           o
(including options and
futures)
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Exchange-traded funds         o           o                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Foreign currency              o           o                      o E                                o E
transactions
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Foreign securities            o           o                      o F         o                       o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Funding agreements            o           o           o           o          o           o           o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------


Statement of Additional Information - Oct. 3, 2005                  Page 18

                                        Table 4. Investment Strategies and Types of Investments
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Investment strategy        Balanced     Equity    Funds-of-   Taxable    Taxable     Tax-exempt  Tax-exempt    State
                                                  funds -       bond     money         money        bond     tax-exempt
                                                  equity                 market        market                   bond
                                                  and bond
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
High yield (high-risk)        o          o G                     o G                                 o           o
debt securities (junk
bonds)
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Illiquid and restricted       o           o           o           o          o           o           o           o
securities
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Indexed securities            o           o                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Inflation protected           o           o                       o                                  o           o
securities
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Inverse floaters              o           H                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Investment companies          o           o           o           o                                  I
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Lending of portfolio          o           o           o           o          o           o           o           o
securities
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Loan participations           o           o                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Mortgage-and                  o          o J                      o          o           o           o           o
asset-backed securities
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Mortgage dollar rolls         o           K                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Municipal obligations         o           o                       o                      o           o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Preferred stock               o           o                      o L                                o L          o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Real estate investment        o           o                       o                                  o           o
trusts
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Repurchase agreements         o           o                       o          o           o           o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Reverse repurchase            o           o                       o          o                       o           o
agreements
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Short sales                               M                       M
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Sovereign debt                o          o N                      o          o                       o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------

Structured investments        o           o                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Swap agreements                           P                       o                                  P
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------

Variable- or                  o           o           o           o          o           o           o           o
floating-rate securities
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Warrants                      o           o                       o                                  o           o
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
When-issued securities        o           o                       o                                  o           o
and forward commitments
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------
Zero-coupon,                  o           o                       o                                  o           o
step-coupon and
pay-in-kind securities
------------------------- ----------- ----------- ----------- ---------- ----------- ----------- ----------- -----------

A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity, International Select Value, International Small Cap, Select Value, Small Cap Equity, Small Cap Growth,
     Small Cap Value, and Small Cap Advantage.

B. The following funds are not authorized to invest in common stock: Short Duration, U.S. Government Mortgage.

C.   The following funds are not authorized to invest in convertible securities:
     Short Duration, U.S. Government Mortgage.

D.   The following funds are not authorized to invest in depositary receipts:
     Short Duration, U.S. Government Mortgage.

E. The following funds are not authorized to engage in foreign currency transactions: Insured Tax-Exempt Bond, U.S. Government Mortgage.

F.   The following funds are not authorized to invest in foreign securities:
     U.S. Government Mortgage.

G. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase:
     Core Bond, Dividend
     Opportunity, Mid Cap Growth, Growth, Inflation Protected Securities, Limited Duration, International Aggressive Growth, International Equity, International Select Value, International Small Cap, Small Cap Growth, Real Estate, S&P 500 Index, Selective, Short Duration, Small Cap Advantage, Small Company Index, Tax-Exempt Bond, European Equity, International Opportunity, U.S. Government Mortgage.

H.   The following funds are authorized to invest in inverse floaters: Real
     Estate.

I.   The following funds are authorized to invest in investment companies:
     Intermediate Tax-Exempt Bond, Tax-Exempt Bond.

J. The following funds are not authorized to invest in mortgage-and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small Cap Advantage, Small Company Index.

K. The following funds are authorized to invest in mortgage dollar rolls: Real Estate.

Statement of Additional Information - Oct. 3, 2005                  Page 19

L.   The following funds are not authorized to invest in preferred stock:
     Tax-Exempt High Income, Intermediate Tax-Exempt Bond, Tax-Exempt Bond, Short Duration, U.S. Government Mortgage.

M. The following funds are authorized to engage in short sales: S&P 500 Index, Short Duration, U.S. Government Mortgage.

N. The following funds are not authorized to invest in sovereign debt: Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, Small Cap Advantage.


P.   The following funds are authorized to invest in swap agreements:
     International Select Value. Tax-exempt bond funds may invest in interest rate swap agreements.


Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):


Active Management Risk. The fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Affiliated Fund Risk. For funds-of-funds the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

Allocation Risk. The risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

Credit Risk. For Cash Management, Core Bond and Tax-Exempt Money Market. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

For all Fixed Income Funds except Core Bond, all Balanced Funds, and Strategic Allocation Fund. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Statement of Additional Information - Oct. 3, 2005                  Page 20

Derivatives Risk. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the Fund's portfolio managers when entering into the derivative instrument.

Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

For Portfolio Builder Funds. Although most of the underlying funds are diversified funds, because the Fund invests in a limited number of underlying funds, it is considered a non-diversified fund. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

Foreign/Emerging Markets Risk. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.


Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See the Statement of Additional Information for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.


Statement of Additional Information - Oct. 3, 2005                  Page 21

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

Indexing Risk. For funds that are managed to an index and the fund's performance therefore will rise and fall as the performance of the index rises and falls.

Inflation Risk. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Interest Rate Risk. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

Issuer Risk. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. For Equity Funds and Balanced Funds. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Additionally for Disciplined Equity Fund. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.

For Fixed Income Funds (Taxable and Tax-Exempt). The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


Statement of Additional Information - Oct. 3, 2005                  Page 22

Mid-Sized Company Risk. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector Risk. For Dividend Opportunities Fund, Global Bond Fund and Emerging Markets Fund. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

For Global Technology Fund. The fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

For Mid Cap Value Fund. Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a significant portion of its assets invested in a particular sector.

For Aggressive Growth Fund. Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund's principal investment strategies do not involve focusing on any particular sector, at times Columbia WAM's asset management strategy may cause the fund to invest a large portion of its assets in a particular sector.

For Precious Metals Fund. The fund may invest a significant part of its total assets in securities of companies primarily engaged in exploration, mining, processing or distribution of gold and other precious metals and related minerals. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.


Statement of Additional Information - Oct. 3, 2005                  Page 23

For Real Estate Fund. Because of the fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REITs often do no provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

For Money Market funds. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if the fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Small Company Risk. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.


Statement of Additional Information - Oct. 3, 2005                  Page 24

INVESTMENT STRATEGIES


The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.


Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Active Management Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.


Borrowing

A fund may borrow money for temporary or emergency purposes, to make other investments or to engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as qualified above, however, a fund may not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Active Management Risk and Inflation Risk.


Cash/Money Market Instruments


Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Active Management Risk, Credit Risk, and Inflation Risk.


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Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Debt Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Active Management Risk, Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.


Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Active Management Risk, Credit Risk, and Liquidity Risk.


Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Active Management Risk, Issuer Risk, Market Risk, and Small and Mid-sized Company Risk.


Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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The value of a convertible security is a function of its "investment value"
(determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Active Management Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.


Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Debt Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.


Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

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

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Debt Securities (Junk Bonds).)


Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.


Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Active Management Risk, Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.


Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

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Options and forward contracts are considered to be the basic "building blocks"
of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

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Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices. A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

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

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Active Management Risk, Derivatives Risk, and Liquidity Risk.


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Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with ETFs include: Active Management Risk and Market Risk.


Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons. A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

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A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


A fund also may enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.


At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

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A fund may write options on foreign currencies for the same types of purposes.
For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except

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that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.


Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Active Management Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.


Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability,

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

diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Active Management Risk, Foreign/Emerging Markets Risk, and Issuer Risk.


Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield (High-Risk) Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.


See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

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Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include: Active Management Risk, Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.


Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Active Management Risk and Liquidity Risk.


Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Active Management Risk, Liquidity Risk, and Market Risk.


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

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Active Management Risk and Interest Rate Risk.


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Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Active Management Risk and Market Risk.


Lending of Portfolio Securities

A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Active Management Risk and Credit Risk.


Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Active Management Risk and Credit Risk.


Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.


Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only and Principal Only. IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of


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

the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Active Management Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.


Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Active Management Risk, Credit Risk, and Interest Rate Risk.


Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

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General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.


Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)


Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.


Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Active Management Risk, Issuer Risk, and Market Risk.


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Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Active Management Risk, Interest Rate Risk, Issuer Risk and Market Risk.


Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Active Management Risk and Credit Risk.


Reverse Repurchase Agreements


In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.) Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include:
Active Management Risk, Credit Risk, and Interest Rate Risk.


Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Active Management Risk and Market Risk.


Statement of Additional Information - Oct. 3, 2005                  Page 42

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness. Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Active Management Risk, Credit Risk, and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Active Management Risk, Credit Risk, and Liquidity Risk.


Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or

Statement of Additional Information - Oct. 3, 2005                  Page 43
selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.


Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. A fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.


CMBS Total Return Swaps. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk and Liquidity Risk.


Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between

Statement of Additional Information - Oct. 3, 2005                      Page 44
the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Active Management Risk and Credit Risk.


Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Active Management Risk and Market Risk.


When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Active Management Risk and Credit Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities


These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Active Management Risk, Credit Risk, and Interest Rate Risk.


A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Statement of Additional Information - Oct. 3, 2005                  Page 45

Securities Transactions


Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser for subadvised funds is authorized to determine, consistent with a fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board. In selecting broker-dealers to execute transactions, the investment manager may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. (the distributor or Ameriprise Financial Services) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.


A fund's securities may be traded on a principal rather than an agency basis. In certain circumstances, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's overall responsibilities with respect to a fund and the other RiverSource funds for which it acts as investment manager (or by any fund subadviser to any other client of such subadviser).


Research provided by brokers supplements the investment manager's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. The investment manager has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the investment manager must follow procedures authorized by the Board. To date, three procedures have been authorized. One procedure permits the investment manager to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the investment manager, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the investment manager, in order to obtain research and brokerage services, to cause a fund to pay a commission in excess of the amount another broker might have

Statement of Additional Information - Oct. 3, 2005                  Page 46
charged. The investment manager has advised the funds that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the investment manager believes it may obtain better overall execution. The investment manager has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the investment manager in providing advice to all RiverSource funds (or by any fund subadviser to any other client of such subadviser) even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for a fund is made independently from any decision made for another portfolio, fund, or other account advised by the investment manager. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale in a way believed to be fair to the fund. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the fund, the fund hopes to gain an overall advantage in execution. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.


The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                                 Table 5. Total Brokerage Commissions
----------------------------------------------------------------------------------------------------------------
                                                     Total Brokerage Commissions
----------------------------------------------------------------------------------------------------------------
                         Fund                                  2005               2004              2003
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
----------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                         $0(a)               N/A                N/A
-------------------------------------------------------- ------------------ ----------------- ------------------
Portfolio Builder Conservative                                        0(a)               N/A                N/A
-------------------------------------------------------- ------------------ ----------------- ------------------
Portfolio Builder Moderate                                            0(a)               N/A                N/A
-------------------------------------------------------- ------------------ ----------------- ------------------
Portfolio Builder Moderate Aggressive                                 0(a)               N/A                N/A
-------------------------------------------------------- ------------------ ----------------- ------------------
Portfolio Builder Moderate Conservative                               0(a)               N/A                N/A
-------------------------------------------------------- ------------------ ----------------- ------------------
Portfolio Builder Total Equity                                        0(a)               N/A                N/A
-------------------------------------------------------- ------------------ ----------------- ------------------
Small Company Index                                                 37,118            23,893             50,976
-------------------------------------------------------- ------------------ ----------------- ------------------
S&P 500 Index                                                       49,048            24,729             43,486
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
----------------------------------------------------------------------------------------------------------------
Equity Value                                                       858,846         1,852,684          2,826,803
-------------------------------------------------------- ------------------ ----------------- ------------------
Precious Metals                                                  1,245,421           956,649          1,290,528
-------------------------------------------------------- ------------------ ----------------- ------------------
Small Cap Advantage                                              3,294,757         4,102,653          3,784,304
-------------------------------------------------------- ------------------ ----------------- ------------------
Small Cap Growth                                                 2,105,168         3,334,707          3,301,903
-------------------------------------------------------- ------------------ ----------------- ------------------
Strategy Aggressive                                                933,213         1,563,638          1,954,985
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
----------------------------------------------------------------------------------------------------------------
Aggressive Growth                                                  181,981            72,985           8,489(b)
-------------------------------------------------------- ------------------ ----------------- ------------------
Fundamental Growth                                                 180,023            46,313           7,136(b)
-------------------------------------------------------- ------------------ ----------------- ------------------
Fundamental Value                                                  314,501           162,856            205,143
-------------------------------------------------------- ------------------ ----------------- ------------------
High Yield Bond                                                          0               876                  0
-------------------------------------------------------- ------------------ ----------------- ------------------




Statement of Additional Information - Oct. 3, 2005                  Page 47

----------------------------------------------------------------------------------------------------------------
                                                     Total Brokerage Commissions
-------------------------------------------------------- ------------------ ----------------- ------------------
                         Fund                                  2005               2004              2003
-------------------------------------------------------- ------------------ ----------------- ------------------
Select Value                                                       310,913           539,192            532,619
-------------------------------------------------------- ------------------ ----------------- ------------------
Selective                                                           45,224            77,261            317,778
-------------------------------------------------------- ------------------ ----------------- ------------------
Short Duration U.S. Government                                      95,868           407,216            552,895
-------------------------------------------------------- ------------------ ----------------- ------------------
Small Cap Equity                                                   429,969           846,218            273,634
-------------------------------------------------------- ------------------ ----------------- ------------------
Small Cap Value                                                  2,439,209         3,185,306          2,505,457
-------------------------------------------------------- ------------------ ----------------- ------------------
U.S. Government Mortgage                                            10,708            31,267             23,812
-------------------------------------------------------- ------------------ ----------------- ------------------
Value                                                              363,273           389,539            629,327
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
----------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                                    0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Dividend Opportunity                                               621,168         3,783,128          6,633,939
-------------------------------------------------------- ------------------ ----------------- ------------------
Insured Tax-Exempt                                                       0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Massachusetts Tax-Exempt                                                 0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Michigan Tax-Exempt                                                      0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Minnesota Tax-Exempt                                                     0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
New York Tax-Exempt                                                      0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Ohio Tax-Exempt                                                          0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Real Estate                                                        185,877         34,975(c)                  0
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
----------------------------------------------------------------------------------------------------------------
Cash Management                                                          0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Core Bond                                                            3,612             1,451             244(d)
-------------------------------------------------------- ------------------ ----------------- ------------------
Disciplined Equity                                                  35,948             5,731           1,574(e)
-------------------------------------------------------- ------------------ ----------------- ------------------
Discovery                                                          423,268         1,171,529            903,078
-------------------------------------------------------- ------------------ ----------------- ------------------
Growth                                                          15,623,111        22,702,374         38,887,668
-------------------------------------------------------- ------------------ ----------------- ------------------
Income Opportunities                                                     0                 0               0(d)
-------------------------------------------------------- ------------------ ----------------- ------------------
Inflation Protected Securities                                           0              0(f)                  -
-------------------------------------------------------- ------------------ ----------------- ------------------
Large Cap Equity                                                 6,832,334         1,306,601            311,242
-------------------------------------------------------- ------------------ ----------------- ------------------
Large Cap Value                                                    189,029           146,077             85,741
-------------------------------------------------------- ------------------ ----------------- ------------------
Limited Duration Bond                                                3,268               839              40(d)
-------------------------------------------------------- ------------------ ----------------- ------------------
New Dimensions                                                  29,467,597        20,989,555         11,242,565
-------------------------------------------------------- ------------------ ----------------- ------------------
                                                               2004               2003              2002
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
----------------------------------------------------------------------------------------------------------------
Diversified Bond                                                   160,646           319,860            146,984
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
----------------------------------------------------------------------------------------------------------------
Balanced                                                         1,314,212         2,778,748          8,761,286
-------------------------------------------------------- ------------------ ----------------- ------------------
Diversified Equity Income                                        2,416,265         2,987,610          3,970,853
-------------------------------------------------------- ------------------ ----------------- ------------------
Mid Cap Value                                                      365,435           345,711         226,161(g)
-------------------------------------------------------- ------------------ ----------------- ------------------
Stock                                                            4,128,770         5,096,474          6,450,898
-------------------------------------------------------- ------------------ ----------------- ------------------
Strategic Allocation                                               279,233           379,561          1,112,766
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
----------------------------------------------------------------------------------------------------------------
Emerging Markets                                                 2,022,969         2,106,670          2,989,019
-------------------------------------------------------- ------------------ ----------------- ------------------
European Equity                                                    324,079           783,457            979,690
-------------------------------------------------------- ------------------ ----------------- ------------------
Global Balanced                                                    189,252           175,551            323,220
-------------------------------------------------------- ------------------ ----------------- ------------------
Global Bond                                                          7,760            23,297              9,621
-------------------------------------------------------- ------------------ ----------------- ------------------
Global Equity                                                    1,992,985         1,582,657          3,706,450
-------------------------------------------------------- ------------------ ----------------- ------------------
Global Technology                                                4,193,021         5,595,324          3,248,305
-------------------------------------------------------- ------------------ ----------------- ------------------
International Aggressive Growth                                    598,644           495,189            509,926
-------------------------------------------------------- ------------------ ----------------- ------------------
International Equity                                               315,047           144,417          16,699(h)
-------------------------------------------------------- ------------------ ----------------- ------------------
International Opportunity                                        1,303,677         2,047,954          2,953,477
-------------------------------------------------------- ------------------ ----------------- ------------------
International Select Value                                         839,270           411,763            399,835
-------------------------------------------------------- ------------------ ----------------- ------------------
International Small Cap                                            179,076            66,511           8,184(h)
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
----------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond                                             0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Mid Cap Growth                                                   1,630,670         1,597,573            746,295
-------------------------------------------------------- ------------------ ----------------- ------------------
Tax-Exempt Bond                                                          0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------
Tax-Exempt High Income                                                   0                 0              2,507
----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
----------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                                  0                 0                  0
-------------------------------------------------------- ------------------ ----------------- ------------------


Statement of Additional Information - Oct. 3, 2005                  Page 48

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(h) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.


For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                      Table 6. Brokerage Directed for Research and Turnover Rates
------------------------------------------ ------------------------------------- --------------------------
                  Fund                       Brokerage directed for research          Turnover rates
------------------------------------------ ----------------- ------------------- --------------------------
                                                                 Amount of
                                              Amount of         commissions
                                             transactions      imputed or paid
------------------------------------------ ----------------- ------------------- --------------------------
                                                                                     2005         2004
-------------------------------------------------------------------------------- ------------- ------------
For funds with fiscal period ending January 31
-----------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                             $0                  $0        38%(a)          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------
Portfolio Builder Conservative                            0                   0         51(a)          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------
Portfolio Builder Moderate                                0                   0         28(a)          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------
Portfolio Builder Moderate Aggressive                     0                   0         31(a)          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------
Portfolio Builder Moderate Conservative                   0                   0         28(a)          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------
Portfolio Builder Total Equity                            0                   0         39(a)          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------
Small Company Index                                       0                   0            12           10
------------------------------------------ ----------------- ------------------- ------------- ------------
S&P 500 Index                                             0                   0             6            4
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
-----------------------------------------------------------------------------------------------------------
Equity Value                                              0                   0            25           39
------------------------------------------ ----------------- ------------------- ------------- ------------
Precious Metals                                           0                   0           196          173
------------------------------------------ ----------------- ------------------- ------------- ------------
Small Cap Advantage                              43,909,384             121,834           101          110
------------------------------------------ ----------------- ------------------- ------------- ------------
Small Cap Growth                                 46,579,305             115,768           153          224
------------------------------------------ ----------------- ------------------- ------------- ------------
Strategy Aggressive                                       0                   0            35           55
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                 4,034,256               6,709           218          189
------------------------------------------ ----------------- ------------------- ------------- ------------
Fundamental Growth                                  206,318                 221           122           66
------------------------------------------ ----------------- ------------------- ------------- ------------
Fundamental Value                                         0                   0             2            5
------------------------------------------ ----------------- ------------------- ------------- ------------
High Yield Bond                                           0                   0           105          140
------------------------------------------ ----------------- ------------------- ------------- ------------
Select Value                                     73,512,978             115,967            12           15
------------------------------------------ ----------------- ------------------- ------------- ------------
Selective                                                 0                   0           297          292
------------------------------------------ ----------------- ------------------- ------------- ------------
Short Duration U.S. Government                            0                   0           169          125
------------------------------------------ ----------------- ------------------- ------------- ------------
Small Cap Equity                                  2,239,076               5,359            88          139
------------------------------------------ ----------------- ------------------- ------------- ------------
Small Cap Value                                 107,548,552              94,171            70           97
------------------------------------------ ----------------- ------------------- ------------- ------------
U.S. Government Mortgage                                  0                   0           137          163
------------------------------------------ ----------------- ------------------- ------------- ------------
Value                                                     0                   0            40           34
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
-----------------------------------------------------------------------------------------------------------
California Tax-Exempt                                     0                   0            28           30
------------------------------------------ ----------------- ------------------- ------------- ------------
Dividend Opportunity                                      0                   0            24          118
------------------------------------------ ----------------- ------------------- ------------- ------------
Insured Tax-Exempt                                        0                   0            34           23
------------------------------------------ ----------------- ------------------- ------------- ------------
Massachusetts Tax-Exempt                                  0                   0             9           14
------------------------------------------ ----------------- ------------------- ------------- ------------
Michigan Tax-Exempt                                       0                   0             9           32
------------------------------------------ ----------------- ------------------- ------------- ------------
Minnesota Tax-Exempt                                      0                   0            15           23
------------------------------------------ ----------------- ------------------- ------------- ------------
New York Tax-Exempt                                       0                   0            30           36
------------------------------------------ ----------------- ------------------- ------------- ------------
Ohio Tax-Exempt                                           0                   0            33           17
------------------------------------------ ----------------- ------------------- ------------- ------------
Real Estate                                       1,683,089               2,960            63        49(b)
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
-----------------------------------------------------------------------------------------------------------
Cash Management                                           0                   0           N/A          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------
Core Bond                                                 0                   0           313          310
------------------------------------------ ----------------- ------------------- ------------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 49

------------------------------------------ ------------------------------------- --------------------------
                  Fund                       Brokerage directed for research          Turnover rates
------------------------------------------ ----------------- ------------------- --------------------------
                                              Amount of          Amount of
                                             transactions       commissions
                                                              imputed or paid
------------------------------------------ ----------------- ------------------- --------------------------
                                                                                     2005         2004
-------------------------------------------------------------------------------- ------------- ------------
Disciplined Equity                                        0                   0            64           64
------------------------------------------ ----------------- ------------------- ------------- ------------
Discovery                                         2,807,817               5,265            82          136
------------------------------------------ ----------------- ------------------- ------------- ------------
Growth                                          112,613,001             257,216           136          171
------------------------------------------ ----------------- ------------------- ------------- ------------
Income Opportunities                                      0                   0           124          133
------------------------------------------ ----------------- ------------------- ------------- ------------
Inflation Protected Securities                            0                   0            43        11(c)
------------------------------------------ ----------------- ------------------- ------------- ------------
Large Cap Equity                                 55,693,151             112,862           128           99
------------------------------------------ ----------------- ------------------- ------------- ------------
Large Cap Value                                   2,335,458               3,065            57           59
------------------------------------------ ----------------- ------------------- ------------- ------------
Limited Duration Bond                                     0                   0           316          317
------------------------------------------ ----------------- ------------------- ------------- ------------
New Dimensions                                  139,768,556             184,742            75           49
-------------------------------------------------------------------------------- ------------- ------------
                                                                                     2004         2003
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
-----------------------------------------------------------------------------------------------------------
Diversified Bond                                          0                   0           279          256
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
-----------------------------------------------------------------------------------------------------------
Balanced                                         25,916,512              38,380           131          130
------------------------------------------ ----------------- ------------------- ------------- ------------
Diversified Equity Income                        20,152,447              35,693            18           38
------------------------------------------ ----------------- ------------------- ------------- ------------
Mid Cap Value                                     2,031,218              10,965             9           36
------------------------------------------ ----------------- ------------------- ------------- ------------
Stock                                            76,937,816             106,000            76           68
------------------------------------------ ----------------- ------------------- ------------- ------------
Strategic Allocation                                      0                   0           127          196
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                          0                   0           128          174
------------------------------------------ ----------------- ------------------- ------------- ------------
European Equity                                           0                   0            73          186
------------------------------------------ ----------------- ------------------- ------------- ------------
Global Balanced                                           0                   0            74           90
------------------------------------------ ----------------- ------------------- ------------- ------------
Global Bond                                               0                   0            92          117
------------------------------------------ ----------------- ------------------- ------------- ------------
Global Equity                                             0                   0           104          132
------------------------------------------ ----------------- ------------------- ------------- ------------
Global Technology                                21,309,491              84,503           349          546
------------------------------------------ ----------------- ------------------- ------------- ------------
International Aggressive Growth                 114,966,759             202,719            87          116
------------------------------------------ ----------------- ------------------- ------------- ------------
International Equity                             14,835,692              26,595           111           58
------------------------------------------ ----------------- ------------------- ------------- ------------
International Opportunity                                 0                   0            98          147
------------------------------------------ ----------------- ------------------- ------------- ------------
International Select Value                      544,373,529             831,282            23           18
------------------------------------------ ----------------- ------------------- ------------- ------------
International Small Cap                          26,901,119              53,060            66           87
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
-----------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond                              0                   0            25           59
------------------------------------------ ----------------- ------------------- ------------- ------------
Mid Cap Growth                                            0                   0            26           26
------------------------------------------ ----------------- ------------------- ------------- ------------
Tax-Exempt Bond                                           0                   0            21           92
------------------------------------------ ----------------- ------------------- ------------- ------------
Tax-Exempt High Income                                    0                   0            22           44
-----------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
-----------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                   0                   0           N/A          N/A
------------------------------------------ ----------------- ------------------- ------------- ------------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.



As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

Statement of Additional Information - Oct. 3, 2005                  Page 50

                                           Table 7. Securities of Regular Brokers or Dealers
------------------------------------------ --------------------------------------------- ----------------------
                  Fund                                        Issuer                      Value of securities
                                                                                            owned at end of
                                                                                             fiscal period
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Portfolio Builder Aggressive               None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Portfolio Builder Conservative             None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------

Portfolio Builder Moderate                 None                                                   N/A

------------------------------------------ --------------------------------------------- ----------------------
Portfolio Builder Moderate Aggressive      None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Portfolio Builder Moderate Conservative    None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Portfolio Builder Total Equity             None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Small Company Index                        Investment Technology Group                              $2,067,454
                                           Piper Jaffray Companies                                   1,947,534
------------------------------------------ --------------------------------------------- ----------------------
S&P 500 Index                              American Express                                          1,956,185
                                           Bear Stearns Companies                                      304,797
                                           Citigroup                                                 7,436,421
                                           Citigroup Global Markets Holdings                         9,999,306
                                           E*TRADE Financial                                           149,325
                                           Franklin Resources                                          494,360
                                           Goldman Sachs Group                                       1,525,107
                                           Lehman Brothers Holdings                                    717,392
                                           JP Morgan Chase & Co.                                     3,884,971
                                           Merrill Lynch & co.                                       1,634,204
                                           Morgan Stanley                                            1,789,097
                                           PNC Financial Services Group                                444,589
                                           Charles Schwab                                              442,316
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Equity Value                               Citigroup                                                39,340,476
                                           JP Morgan Chase & Co.                                     8,513,814
                                           Lehman Brothers Holdings                                 20,705,784
                                           Merrill Lynch & Co.                                      17,608,260
                                           Morgan Stanley                                           18,497,475
------------------------------------------ --------------------------------------------- ----------------------
Precious Metals                            None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Small Cap Advantage                        Investment Technology Group                                 361,165
                                           Jefferies Group                                           1,948,056
                                           Knight Trading Group                                        186,659
------------------------------------------ --------------------------------------------- ----------------------
Small Cap Growth                           Affiliated Managers Group                                 1,111,267
                                           Citigroup                                                 3,399,731
                                           Investment Technology Group                                 378,175
                                           Jefferies Group                                             438,595
------------------------------------------ --------------------------------------------- ----------------------
Strategy Aggressive                        None                                                   N/A
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Aggressive Growth                          Affiliated Managers Group                                   532,933
                                           Jefferies Group                                             160,761
                                           Legg Mason                                                  478,863
------------------------------------------ --------------------------------------------- ----------------------
Fundamental Growth                         Schwab (Charles)                                            979,889
------------------------------------------ --------------------------------------------- ----------------------
Fundamental Value                          Citigroup                                                30,305,863
                                           JP Morgan Chase & Co.                                    44,370,754
                                           Morgan Stanley                                            6,771,168
------------------------------------------ --------------------------------------------- ----------------------
High Yield Bond                            LaBranche & Co.                                          16,010,175
------------------------------------------ --------------------------------------------- ----------------------
Select Value                               Bear Stearns Companies                                      693,280
                                           BKF Capital Group                                           181,500
                                           Merrill Lynch & Co.                                       1,899,100
------------------------------------------ --------------------------------------------- ----------------------

Statement of Additional Information - Oct. 3, 2005                  Page 51

------------------------------------------ --------------------------------------------- ----------------------
                  Fund                                        Issuer                      Value of securities
                                                                                            owned at end of
                                                                                             fiscal period
------------------------------------------ --------------------------------------------- ----------------------
Selective                                  Bear Stearns Adjustable Rate Mtge Trust                   2,191,863
                                           Bear Stearns Commercial Mtge Securities                   5,347,849
                                           Citigroup                                                 8,545,622
                                           Citigroup Commercial Mtge Trust                           4,490,508
                                           CS First Boston Mtge Securities                           4,628,259
                                           Goldman Sachs Group                                       2,106,773
                                           J.P. Morgan Chase & Co.                                   2,428,993
                                           J.P. Morgan Chase Commercial Mtge Securities              9,413,657
                                           LB-UBS Commercial Mtge Trust                             18,947,351
                                           Morgan Stanley                                              928,881
                                           Morgan Stanley Capital 1                                  7,691,766
                                           Morgan Stanley, Dean Witter Capital 1                     2,426,912
------------------------------------------ --------------------------------------------- ----------------------
Short Duration U.S. Government             Bears Stearns Alternative Trust                           8,575,000
                                           LB-UBS Commercial Mtge Trust                              6,128,195
                                           Morgan Stanley Capital I                                 12,092,686
                                           Morgan Stanley Mtge Loan Trust                            3,549,817
------------------------------------------ --------------------------------------------- ----------------------
Small Cap Equity                           Affiliated Managers Group                                   546,940
                                           Investment Technology Group                               1,103,466
------------------------------------------ --------------------------------------------- ----------------------
Small Cap Value                            Affiliated Managers Group                                 1,855,928
                                           Investment Technology Group                               1,304,814
                                           Options Xpress Holdings                                     271,188
------------------------------------------ --------------------------------------------- ----------------------
U.S. Government Mortgage                   CS First Boston Mtge Securities                             367,506
------------------------------------------ --------------------------------------------- ----------------------
Value                                      Citigroup                                                 7,141,876
                                           Goldman Sachs Group                                       4,182,750
                                           Merrill Lynch & Co.                                       4,134,612
                                           JP Morgan Chase & Co.                                    10,167,157
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
California Tax-Exempt                      None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Dividend Opportunity                       Citigroup                                                27,770,361
                                           Friedman, Billings, Ramsey Group CIA                      2,562,560
                                           JP Morgan Chase & Co.                                     9,822,492
------------------------------------------ --------------------------------------------- ----------------------
Insured Tax-Exempt                         None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Massachusetts Tax-Exempt                   None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Michigan Tax-Exempt                        None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Minnesota Tax-Exempt                       None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
New York Tax-Exempt                        None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Ohio Tax-Exempt                            None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Real Estate                                None                                                   N/A
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Cash Management                            Bear Stearns Companies                                   78,410,961
                                           Credit Suisse First Boston NY                            79,971,289
                                           Goldman Sachs Group                                      75,000,000
                                           Lehman Brothers Holdings                                 42,000,000
                                           Morgan Stanley & Co.                                     44,105,490
------------------------------------------ --------------------------------------------- ----------------------
Core Bond                                  Bear Stearns Commercial Mtge Securities                   1,608,803
                                           Bear Stearns Adjustable Rate Mortgage Trust                 899,429
                                           Citigroup                                                 2,480,986
                                           Citigroup Commercial Mortgage Trust                         757,003
                                           CS First Boston Mtge Securities                             643,161
                                           GS Mtg Securities                                           370,305
                                           LB-UBS Commercial Mtge Trust                              3,135,156
                                           JP Morgan Chase Commercial Mtge Securities                2,160,054
                                           Merrill Lynch Mtge Trust                                    323,480
                                           Morgan Stanley Capital 1                                    406,481
------------------------------------------ --------------------------------------------- ----------------------
Disciplined Equity                         Bear Stearns Companies                                      303,981
                                           Citigroup                                                 2,851,817
                                           Franklin Resources                                          890,557
                                           Lehman Brothers Holdings                                    691,019
                                           Merrill Lynch & Co.                                         226,597
                                           Morgan Stanley                                              120,264
                                           PNC Financial Services Group                                554,285
------------------------------------------ --------------------------------------------- ----------------------


Statement of Additional Information - Oct. 3, 2005                  Page 52

------------------------------------------ --------------------------------------------- ----------------------
                  Fund                                        Issuer                      Value of securities
                                                                                            owned at end of
                                                                                             fiscal period
------------------------------------------ --------------------------------------------- ----------------------
Discovery                                  Affiliated Managers Group                                   424,235
                                           Investment Technology Group                                 928,520
------------------------------------------ --------------------------------------------- ----------------------
Growth                                     Franklin Resources                                       10,555,092
------------------------------------------ --------------------------------------------- ----------------------
Income Opportunities                       LaBranche & Co.                                           1,892,550
------------------------------------------ --------------------------------------------- ----------------------
Inflation Protected Securities             None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Large Cap Equity                           Citigroup                                                25,890,939
                                           Citigroup Funding                                        19,794,538
                                           E*Trade Financial                                         1,660,097
                                           Franklin Resources                                        6,005,007
                                           Legg Mason                                                1,157,564
                                           Lehman Brothers Holdings                                  5,310,957
                                           Merrill Lynch & Co.                                       3,107,522
                                           JP Morgan Chase & Co.                                    14,572,909
                                           Morgan Stanley                                           10,152,019
                                           PNC Financial Services Group                              4,508,671
------------------------------------------ --------------------------------------------- ----------------------
Large Cap Value                            Citigroup                                                 4,454,096
                                           E*Trade Financial                                           147,128
                                           Franklin Resources                                          531,068
                                           Legg Mason                                                  317,891
                                           Lehman Brothers Holdings                                    814,758
                                           Merrill Lynch & Co.                                         883,405
                                           JP Morgan Chase & Co.                                     2,588,131
                                           Morgan Stanley                                            1,703,860
                                           PNC Financial Services Group                                683,386
------------------------------------------ --------------------------------------------- ----------------------
Limited Duration Bond                      Bear Stearns Commercial Mtge Securities                   1,393,235
                                           Bear Stearns Adjustable Rate Mortgage Trust                 956,758
                                           Citigroup                                                 2,476,073
                                           Citigroup Commercial Mortgage Trust                         851,629
                                           CS First Boston Mtge Securities                             881,742
                                           GS Mtg Securities                                           419,679
                                           LB-UBS Commercial Mtge Trust                              3,651,486
                                           JP Morgan Chase Commercial Mtge Securities                2,884,355
                                           Merrill Lynch Mtge Trust                                    362,690
                                           Morgan Stanley Capital 1                                    509,109
------------------------------------------ --------------------------------------------- ----------------------
New Dimensions                             Citigroup                                               191,123,340
                                           Schwab (Charles)                                        236,626,414
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Diversified Bond                           Bear Stearns Commercial Mtge Securities                   5,960,760
                                           CS First Boston Mtge Securities                          15,098,075
                                           LB-UBS Commercial Mtge Trust                            100,675,087
                                           J.P. Morgan Chase                                         5,009,840
                                           J.P. Morgan Chase Commercial Mtge Securities             28,372,181
                                           Merrill Lynch Mtge Trust                                  4,144,448
                                           Morgan Stanley Auto Loan Trust                            4,300,000
                                           Morgan Stanley Capital 1                                 20,394,595
                                           Morgan Stanley, Dean Witter Capital 1                     6,453,149
                                           Morgan Stanley Mtge Loan Trust                           14,255,772
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Balanced                                   Bear Stearns Commercial Mtge Securities                     990,750
                                           Citigroup                                                38,981,627
                                           Citigroup Global Markets Holdings Inc.                    3,294,432
                                           CS First Boston Mtge Securities                           2,590,447
                                           Franklin Resources                                        1,053,864
                                           JPMorgan Chase                                           24,018,900
                                           JPMorgan Chase Commercial Mtge Securities                 3,931,377
                                           LB-UBS Commercial Mtge Trust                             13,683,500
                                           Merrill Lynch & Co.                                      11,032,868
                                           Morgan Stanley                                           12,433,460
                                           Morgan Stanley Capital 1                                  4,323,123
                                           Morgan Stanley Dean Witter Capital 1                        908,380
                                           PNC Financial Services Group                              4,257,670
------------------------------------------ --------------------------------------------- ----------------------


Statement of Additional Information - Oct. 3, 2005                  Page 53

------------------------------------------ --------------------------------------------- ----------------------
                  Fund                                        Issuer                      Value of securities
                                                                                            owned at end of
                                                                                             fiscal period
------------------------------------------ --------------------------------------------- ----------------------
Diversified Equity Income                  Citigroup                                               105,305,616
                                           JP Morgan Chase & Co.                                    30,890,393
                                           Lehman Brothers Holdings                                 11,487,652
                                           Merrill Lynch & Co.                                      23,144,660
                                           Morgan Stanley                                           23,915,430
------------------------------------------ --------------------------------------------- ----------------------
Mid Cap Value                              Bear Stearns Companies                                    6,525,135
------------------------------------------ --------------------------------------------- ----------------------
Stock                                      Citigroup                                                52,944,000
                                           Goldman Sachs Group                                      18,648,000
                                           Morgan Stanley                                           14,790,000
------------------------------------------ --------------------------------------------- ----------------------
Strategic Allocation                       Bear Stearns Companies                                    1,252,037
                                           Citigroup                                                   550,684
                                           CS First Boston Mtge Securities                             244,748
                                           Investment Technology Group Inc.                            262,028
                                           JPMorgan Chase                                            5,723,301
                                           JPMorgan Chase Commercial Mtge Securities                   259,953
                                           Knight Trading Group                                         69,908
                                           LaBranche                                                   180,250
                                           LB-UBS Commercial Mtge Trust                              2,293,968
                                           PNC Financial Services Group                                195,085
                                           Schwab (Charles)                                          2,138,917
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Emerging Markets                           None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
European Equity                            Credit Suisse Group                                         906,216
------------------------------------------ --------------------------------------------- ----------------------
Global Balanced                            Ameritrade Holding                                          209,622
                                           Bear Stearns Companies                                      592,661
                                           Citigroup                                                 1,725,816
                                           Goldman Sachs Group                                         540,599
------------------------------------------ --------------------------------------------- ----------------------
Global Bond                                Bear Stearns Commercial Mtge Securities                   2,268,820
                                           Citigroup                                                 3,380,448
                                           CS First Boston Mtge Securities                             248,320
                                           Goldman Sachs Group                                         557,710
                                           LB-UBS Commercial Mtge Trust                              2,269,733
                                           J.P. Morgan Chase & Co.                                   1,793,898
                                           Morgan Stanley Capital 1                                  1,016,380
                                           Morgan Stanley Group                                      3,181,144
------------------------------------------ --------------------------------------------- ----------------------
Global Equity                              Ameritrade Holding                                        5,251,617
                                           Bear Stearns Companies                                    3,564,211
                                           Citigroup                                                18,148,572
                                           Goldman Sachs Group                                       6,145,996
------------------------------------------ --------------------------------------------- ----------------------
Global Technology                          None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
International Aggressive Growth            Pargesa Holdings                                            617,420
------------------------------------------ --------------------------------------------- ----------------------
International Equity                       None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
International Opportunity                  Credit Suisse Group                                       2,135,848
------------------------------------------ --------------------------------------------- ----------------------
International Select Value                 Credit Suisse Group                                      10,302,663
------------------------------------------ --------------------------------------------- ----------------------
International Small Cap                    None                                                   N/A
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Intermediate Tax-Exempt Bond               None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Mid Cap Growth                             Legg Mason                                               51,786,400
------------------------------------------ --------------------------------------------- ----------------------
Tax-Exempt Bond                            None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------
Tax-Exempt High Income                     None                                                   N/A
---------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
---------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------------------------------- ----------------------
Tax-Exempt Money Market                    None                                                   N/A
------------------------------------------ --------------------------------------------- ----------------------

Statement of Additional Information - Oct. 3, 2005                  Page 54

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager


Affiliates of RiverSource Investments may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                Table 8. Brokerage Commissions Paid to Investment Manager or Affiliates
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                                                                                    Percent of
                                                                                     aggregate
                                                       Aggregate                      dollar       Aggregate     Aggregate
                                                         dollar      Percent of      amount of       dollar        dollar
         Fund                                          amount of      aggregate    transactions    amount of     amount of
                                         Nature of    commissions     brokerage      involving    commissions   commissions
                            Broker      affiliation     paid to      commissions    payment of      paid to       paid to
                                                         broker                     commissions      broker        broker
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                                                          2005                                        2004          2003
----------------------- ------------------------------------------------------------------------- ------------- -------------
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Portfolio Builder            None                                                                            0             0
Aggressive
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Portfolio Builder            None                                                                            0             0
Conservative
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Portfolio Builder            None                                                                            0             0
Moderate
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Portfolio Builder            None                                                                            0             0
Moderate Aggressive
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Portfolio Builder            None                                                                            0             0
Moderate Conservative
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Portfolio Builder            None                                                                            0             0
Total Equity
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Small Company Index          None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
S&P 500 Index                None                                                                            0             0
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Equity Value            American             1             10,142*           1.18           1.64       14,787*        5,415*
                        Enterprise
                        Investment
                        Services,
                        Inc. (AEIS)
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Precious Metals         AEIS                 1              3,614*           0.29           0.65       24,650*       67,515*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Small Cap Advantage     AEIS                 1                   0              0              0          360*          683*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Small Cap Growth        SBCI                 4                   0              0              0          757*             0
                        Securities
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                        Neuberger            5                   0              0              0             0       40,332*
                        Berman
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Strategy Aggressive     AEIS                 1              7,880*           0.84           2.51        5,432*        41,748
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------


Statement of Additional Information - Oct. 3, 2005                  Page 55

----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                                                                                    Percent of
                                                                                     aggregate
                                                       Aggregate                      dollar       Aggregate     Aggregate
                                                         dollar      Percent of      amount of       dollar        dollar
         Fund                                          amount of      aggregate    transactions    amount of     amount of
                                         Nature of    commissions     brokerage      involving    commissions   commissions
                            Broker      affiliation     paid to      commissions    payment of      paid to       paid to
                                                         broker                     commissions      broker        broker
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                                                          2005                                        2004          2003
----------------------- ------------------------------------------------------------------------- ------------- -------------
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
-----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth       JP Morgan            2                 27*           0.01           0.02           103         50(a)
                        Chase
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Fundamental Value            None                                                                      0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Fundamental Growth      Goldman Sachs        6                  38           0.02           0.01             0             0
                        & Co.
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                        Raymond James        7                   0              0              0            15          0(a)
                        Financial
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
High Yield Bond              None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Selective                    None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Select Value            Gabelli & Co.        8             143,463          46.14          43.33       464,895       264,461
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Short Duration               None                                                                            0             0
U.S. Government
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Small Cap Equity             None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Small Cap Value         Goldman Sachs        6               1,943           0.08           0.09        46,047             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                        Janney               9                   0              0              0         5,130             0
                        Montgomery
                        Scott
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                        Legg Mason           9               2,700           0.11           0.13             0             0
                        Wood Walker,
                                      Inc.
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                        M.J. Whitman         10                  0              0              0       425,573       286,906
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
U.S. Gov't Mortgage          None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Value                        None                                                                            0             0
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
California Tax-Exempt        None
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Dividend Opportunity    AEIS                 1             20,898*           3.36           7.33      217,347*      753,855*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Insured Tax-Exempt           None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Massachusetts                None                                                                            0             0
Tax-Exempt
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Michigan Tax-Exempt          None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Minnesota Tax-Exempt         None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
New York Tax-Exempt          None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Ohio Tax-Exempt              None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Real Estate                  None                                                                            0             0
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Cash Management              None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Core Bond                    None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Disciplined Equity           None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Discovery                    None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Growth                  AEIS                 1             13,720*           0.09           0.31      336,098*      745,620*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Income Opportunities         None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Inflation Protected          None                                                                            0             0
Securities
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Large Cap Equity        AEIS                 1             10,214*           0.15           0.33        6,644*          353*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Large Cap Value         AEIS                 1                276*           0.15           0.17          595*        1,577*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Limited Duration Bond        None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
New Dimensions          AEIS                 1            108,435*           0.37           0.77    1,018,149*      324,088*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------



Statement of Additional Information - Oct. 3, 2005                  Page 56

----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                                                                                    Percent of
                                                                                     aggregate
                                                       Aggregate                      dollar       Aggregate     Aggregate
                                                         dollar      Percent of      amount of       dollar        dollar
         Fund                                          amount of      aggregate    transactions    amount of     amount of
                                         Nature of    commissions     brokerage      involving    commissions   commissions
                            Broker      affiliation     paid to      commissions    payment of      paid to       paid to
                                                         broker                     commissions      broker        broker
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                                                          2004                                        2003          2002
----------------------- ------------------------------------------------------------------------- ------------- -------------
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
-----------------------------------------------------------------------------------------------------------------------------
Diversified Bond             None                                                                            0             0
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Balanced                AEIS                 1              8,440*           0.64           0.70       82,086*      209,163*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Diversified Equity      AEIS                 1             73,448*           3.04           6.97       73,410*       53,400*
Income
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Mid Cap Value           AEIS                 1             39,552*          10.82          19.40       23,417*       16,706*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Stock                   AEIS                 1            514,423*          12.46          22.44      329,816*      527,433*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Strategic Allocation    AEIS                 1                   0              0              0             0        6,461*
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Emerging Markets             None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
European Equity              None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Global Balanced              None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Global Bond                  None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Global Equity                None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Global Technology       AEIS                 1             97,718*           2.33           4.97      495,249*      202,910*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
International           J. P. Morgan         2              22,343           3.73           3.25             0             0
Aggressive Growth       Securities,
                                      Inc.
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
                        J.P. Morgan          2                   0              0              0             0         9,567
                        Chase
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
International Equity    None                                                                                 0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
International                None                                                                            0             0
Opportunity
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
International Select    Sanford C.           3              20,637           2.46           1.07             0             0
Value                   Bernstein &
                        Co. LLC
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
International Small          None                                                                            0             0
Cap
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Intermediate                 None                                                                            0             0
Tax-Exempt Bond
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Mid Cap Growth          AEIS                 1             17,994*           1.10           1.67       48,993*       56,544*
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Tax-Exempt Bond              None                                                                            0             0
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Tax-Exempt High Income       None                                                                            0             0
-----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
-----------------------------------------------------------------------------------------------------------------------------
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------
Tax-Exempt Money             None                                                                            0             0
Market
----------------------- --------------- ------------- ------------- -------------- -------------- ------------- -------------


*Represents brokerage clearing fees.

(1) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.

(2)   Affiliate of American Century, a subadviser.

(3)   Affiliate of Alliance Capital, a subadviser.

(4)   Affiliate of UBS, a subadviser.


(5) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.

(6)   Affiliate of Goldman Sachs Asset Management, L.P.

(7) Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated April 2005.


(8)   Affiliate of GAMCO Investors, Inc.


(9)   Affiliate of Royce & Associates, LLC.

(10)  Affiliate of Third Avenue Management, LLC.


(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

Statement of Additional Information - Oct. 3, 2005                  Page 57

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                     Table 9. Valuing Fund Shares
--------------------------------------- --------------------- ----------------------- -------------------------------

                 Fund                        Net assets         Shares outstanding     Net asset value of one share

--------------------------------------- --------------------- ----------------------- -------------------------------
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
---------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive
     Class A                                    $119,627,607             $11,362,951                          $10.53
     Class B                                      35,834,966               3,418,749                           10.48
     Class C                                       3,083,372                 294,292                           10.48
     Class Y                                          47,631                   4,524                           10.53
----------------------------------------- --------------------- ----------------------- -------------------------------
Portfolio Builder Conservative
     Class A                                      39,897,123               3,898,848                           10.23
     Class B                                      20,554,920               2,013,651                           10.21
     Class C                                       4,481,347                 439,018                           10.21
     Class Y                                          10,201                   1,000                           10.20
----------------------------------------- --------------------- ----------------------- -------------------------------
Portfolio Builder Moderate
     Class A                                     189,888,226              18,140,369                           10.47
     Class B                                      71,814,179               6,883,820                           10.43
     Class C                                       7,955,750                 761,900                           10.44
     Class Y                                          40,620                   3,879                           10.47
----------------------------------------- --------------------- ----------------------- -------------------------------
Portfolio Builder Moderate Aggressive
     Class A                                     245,769,977              23,417,138                           10.50
     Class B                                      67,228,623               6,423,185                           10.47
     Class C                                       6,552,993                 626,119                           10.47
     Class Y                                          33,480                   3,188                           10.50
----------------------------------------- --------------------- ----------------------- -------------------------------
Portfolio Builder Moderate Conservative
     Class A                                      77,638,291               7,502,281                           10.35
     Class B                                      33,819,808               3,276,549                           10.32
     Class C                                       5,954,341                 576,615                           10.33
     Class Y                                          10,338                   1,000                           10.34
----------------------------------------- --------------------- ----------------------- -------------------------------
Portfolio Builder Total Equity
     Class A                                      92,091,638               8,732,306                           10.55
     Class B                                      28,227,386               2,688,269                           10.50
     Class C                                       2,332,601                 222,136                           10.50

     Class Y                                          83,553                   7,917                           10.55

----------------------------------------- --------------------- ----------------------- -------------------------------
Small Company Index
     Class A                                     844,467,080             102,911,670                            8.21
     Class B                                     433,644,981              57,128,419                            7.59
     Class Y                                      19,752,240               2,373,075                            8.32
----------------------------------------- --------------------- ----------------------- -------------------------------
S&P 500 Index
     Class D                                      69,204,754              15,205,187                            4.55
     Class E                                     301,359,081              65,939,676                            4.57
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
-----------------------------------------------------------------------------------------------------------------------
Equity Value
     Class A                                     864,772,364              85,483,171                           10.12
     Class B                                     275,043,516              27,137,439                           10.14
     Class C                                       3,418,344                 339,746                           10.06
     Class I                                          10,834                   1,070                           10.13
     Class Y                                       7,588,846                 749,495                           10.13
----------------------------------------- --------------------- ----------------------- -------------------------------
Precious Metals
     Class A                                      62,278,310               6,936,541                            8.98
     Class B                                      16,662,847               1,947,682                            8.56
     Class C                                       1,639,458                 193,412                            8.48
     Class I                                           8,918                     989                            9.02
     Class Y                                          43,718                   4,837                            9.04
----------------------------------------- --------------------- ----------------------- -------------------------------
Small Cap Advantage
     Class A                                     621,674,455              87,943,516                            7.07
     Class B                                     234,464,316              34,760,836                            6.75
     Class C                                      12,376,977               1,834,812                            6.75
     Class I                                       5,533,930                 771,966                            7.17
     Class Y                                         558,895                  78,327                            7.14
----------------------------------------- --------------------- ----------------------- -------------------------------

Statement of Additional Information - Oct. 3, 2005                  Page 58

----------------------------------------- --------------------- ----------------------- -------------------------------

Fund                                              Net assets      Shares outstanding    Net asset value of one share

----------------------------------------- --------------------- ----------------------- -------------------------------
Small Cap Growth
     Class A                                     153,495,002              36,595,831                            4.19
     Class B                                      70,741,549              17,412,915                            4.06
     Class C                                       6,481,577               1,595,042                            4.06
     Class I                                       5,507,843               1,300,608                            4.23
     Class Y                                         115,147                  27,301                            4.22
----------------------------------------- --------------------- ----------------------- -------------------------------
Strategy Aggressive
     Class A                                     453,020,526              39,643,036                           11.43
     Class B                                     150,640,501              14,822,706                           10.16
     Class C                                       1,837,142                 180,759                           10.16
     Class I                                          10,749                     919                           11.70
     Class Y                                       1,740,559                 149,294                           11.66
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth
     Class A                                      25,011,144               3,432,844                            7.29
     Class B                                       6,887,053                 959,077                            7.18
     Class C                                         441,567                  61,518                            7.18
     Class I                                      39,475,546               5,390,829                            7.32
     Class Y                                          35,231                   4,821                            7.31
----------------------------------------- --------------------- ----------------------- -------------------------------
Fundamental Growth
     Class A                                      18,325,202               3,167,522                            5.79
     Class B                                       6,916,701               1,216,017                            5.69
     Class C                                         318,666                  55,965                            5.69
     Class I                                      62,881,753              10,805,834                            5.82
     Class Y                                          20,924                   3,597                            5.82
----------------------------------------- --------------------- ----------------------- -------------------------------
Fundamental Value
     Class A                                     641,156,030             117,692,649                            5.45
     Class B                                     293,904,772              55,227,068                            5.32
     Class C                                      17,116,872               3,204,289                            5.34
     Class I                                      38,341,137               6,987,269                            5.49
     Class Y                                         513,806                  93,892                            5.47
----------------------------------------- --------------------- ----------------------- -------------------------------
High Yield Bond
     Class A                                   1,734,607,908             606,766,116                            2.86
     Class B                                     628,996,597             220,191,985                            2.86
     Class C                                      36,119,894              12,717,550                            2.84
     Class I                                          10,072                   3,521                            2.86

     Class Y                                         510,977                 178,795                            2.86

----------------------------------------- --------------------- ----------------------- -------------------------------
Select Value
     Class A                                     525,317,144              79,034,723                            6.65
     Class B                                     202,624,816              31,180,806                            6.50
     Class C                                      11,856,832               1,824,372                            6.50
     Class I                                      13,938,125               2,079,347                            6.70
     Class Y                                          66,312                   9,928                            6.68
----------------------------------------- --------------------- ----------------------- -------------------------------
Selective
     Class A                                     591,107,900              68,029,020                            8.69
     Class B                                     124,736,789              14,357,845                            8.69
     Class C                                       4,242,590                 488,313                            8.69
     Class I                                     143,290,359              16,490,222                            8.69
     Class Y                                      50,484,935               5,815,214                            8.68
----------------------------------------- --------------------- ----------------------- -------------------------------
Short Duration U.S. Government
     Class A                                     894,085,093             186,727,963                            4.79
     Class B                                     588,209,128             122,837,566                            4.79
     Class C                                      23,606,429               4,929,965                            4.79
     Class I                                      31,332,182               6,535,370                            4.79
     Class Y                                      99,574,002              20,793,917                            4.79
----------------------------------------- --------------------- ----------------------- -------------------------------
Small Cap Equity
     Class A                                     122,560,969              21,107,913                            5.81
     Class B                                      46,071,722               8,146,718                            5.66
     Class C                                       3,743,293                 662,650                            5.65
     Class I                                       7,041,819               1,202,122                            5.86
     Class Y                                         135,399                  23,158                            5.85
----------------------------------------- --------------------- ----------------------- -------------------------------

Statement of Additional Information - Oct. 3, 2005                  Page 59

----------------------------------------- --------------------- ----------------------- -------------------------------

Fund                                              Net assets      Shares outstanding    Net asset value of one share
----------------------------------------- --------------------- ----------------------- -------------------------------

Small Cap Value
     Class A                                     746,569,553             112,761,101                            6.62
     Class B                                     347,749,645              53,888,572                            6.45
     Class C                                      21,382,301               3,306,736                            6.47
     Class I                                       9,252,001               1,384,674                            6.68
     Class Y                                         237,915                  35,744                            6.66
----------------------------------------- --------------------- ----------------------- -------------------------------
U.S. Government Mortgage
     Class A                                     159,223,769              31,128,293                            5.12
     Class B                                      97,863,453              19,124,334                            5.12
     Class C                                      10,556,978               2,062,750                            5.12
     Class I                                           9,924                   1,942                            5.11
     Class Y                                          34,968                   6,838                            5.11
----------------------------------------- --------------------- ----------------------- -------------------------------
Value
     Class A                                     266,775,559              49,757,191                            5.36
     Class B                                     145,697,978              27,768,947                            5.25
     Class C                                       9,149,580               1,739,170                            5.26
     Class I                                      48,010,163               8,894,177                            5.40
     Class Y                                         158,895                  29,513                            5.38
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
---------------------------------------------------------------------------------------------------------------------


California Tax-Exempt
     Class A                                     189,684,740              35,995,218                            5.27
     Class B                                      16,159,650               3,068,100                            5.27
     Class C                                       3,056,044                 579,245                            5.28
----------------------------------------- --------------------- ----------------------- -------------------------------
Dividend Opportunity
     Class A                                     808,056,488             110,670,374                            7.30
     Class B                                     297,235,931              40,987,439                            7.25
     Class C                                      11,875,411               1,638,182                            7.25
     Class I                                          11,068                   1,513                            7.32
     Class Y                                         168,909                  23,085                            7.32
----------------------------------------- --------------------- ----------------------- -------------------------------
Insured Tax-Exempt
     Class A                                     323,488,272              58,836,401                            5.50
     Class B                                      46,534,461               8,464,126                            5.50
     Class C                                       5,852,002               1,062,313                            5.51
     Class Y                                           1,443                     263                            5.49
----------------------------------------- --------------------- ----------------------- -------------------------------
Massachusetts Tax-Exempt
     Class A                                      56,077,745              10,296,587                            5.45
     Class B                                      17,522,009               3,217,293                            5.45
     Class C                                       1,368,946                 251,459                            5.44
----------------------------------------- --------------------- ----------------------- -------------------------------
Michigan Tax-Exempt
     Class A                                      53,273,688               9,955,048                            5.35
     Class B                                       5,477,255               1,023,070                            5.35
     Class C                                       1,841,153                 343,994                            5.35
----------------------------------------- --------------------- ----------------------- -------------------------------
Minnesota Tax-Exempt
     Class A                                     341,393,866              63,764,004                            5.35
     Class B                                      48,659,135               9,087,318                            5.35
     Class C                                       9,005,026               1,681,783                            5.35
----------------------------------------- --------------------- ----------------------- -------------------------------
New York Tax-Exempt
     Class A                                      72,589,870              14,013,395                            5.18
     Class B                                      10,908,968               2,105,995                            5.18
     Class C                                       1,372,838                 265,013                            5.18
----------------------------------------- --------------------- ----------------------- -------------------------------
Ohio Tax-Exempt
     Class A                                      51,047,773               9,547,336                            5.35
     Class B                                       8,148,165               1,523,978                            5.35
     Class C                                       1,913,283                 357,731                            5.35
----------------------------------------- --------------------- ----------------------- -------------------------------
Real Estate
     Class A                                      61,688,427               4,590,743                           13.44
     Class B                                      18,120,502               1,355,604                           13.37
     Class C                                         930,923                  69,635                           13.37
     Class I                                      52,785,478               3,922,401                           13.46
     Class Y                                          35,779                   2,669                           13.41
-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 60

-----------------------------------------------------------------------------------------------------------------------
                 Fund                        Net assets         Shares outstanding     Net asset value of one share
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
---------------------------------------------------------------------------------------------------------------------
Cash Management
     Class A                                   3,053,596,963           3,053,389,372                            1.00
     Class B                                     129,253,208             129,443,572                            1.00
     Class C                                       2,169,631               2,169,977                            1.00
     Class I                                      12,099,006              12,099,403                            1.00
     Class Y                                     139,530,681             139,596,472                            1.00
----------------------------------------- --------------------- ----------------------- -------------------------------
Core Bond
     Class A                                      39,922,457               4,107,510                            9.72
     Class B                                      11,959,070              1,230,,225                            9.72
     Class C                                         595,484                  61,240                            9.72
     Class I                                     113,058,521              11,642,707                            9.71
     Class Y                                         100,477                  10,341                            9.72
----------------------------------------- --------------------- ----------------------- -------------------------------
Disciplined Equity
     Class A                                      28,058,336               4,189,337                            6.70
     Class B                                       9,287,787               1,402,057                            6.62
     Class C                                         188,938                  28,519                            6.62
     Class I                                      81,805,703              12,152,084                            6.73
     Class Y                                          34,351                   5,118                            6.71
----------------------------------------- --------------------- ----------------------- -------------------------------
Discovery
     Class A                                     150,554,497              16,143,047                            9.33
     Class B                                      12,996,095               1,539,633                            8.44
     Class C                                          26,679                   3,168                            8.42
     Class Y                                       2,778,376                 293,582                            9.46
----------------------------------------- --------------------- ----------------------- -------------------------------
Growth
     Class A                                   2,101,095,913              74,131,468                           28.34
     Class B                                     578,073,340              22,222,644                           26.01
     Class C                                      14,995,769                 576,446                           26.01
     Class I                                     146,738,136               5,072,507                           28.93
     Class Y                                     304,157,098              10,557,701                           28.81
----------------------------------------- --------------------- ----------------------- -------------------------------
Income Opportunities
     Class A                                     196,563,730              18,663,072                           10.53
     Class B                                      79,198,259               7,522,267                           10.53
     Class C                                       6,860,418                 651,716                           10.53
     Class I                                      68,574,958               6,502,225                           10.55
     Class Y                                         406,041                  38,524                           10.54
----------------------------------------- --------------------- ----------------------- -------------------------------
Inflation Protected Securities
     Class A                                      86,210,888               8,606,293                           10.02
     Class B                                      48,510,793               4,844,943                           10.01
     Class C                                       3,772,778                 376,805                           10.01
     Class I                                      51,702,672               5,161,341                           10.02
     Class Y                                          10,016                   1,000                           10.02
----------------------------------------- --------------------- ----------------------- -------------------------------
Large Cap Equity
     Class A                                   1,030,109,387             195,824,050                            5.26
     Class B                                     471,864,336              91,616,485                            5.15
     Class C                                       9,284,115               1,799,299                            5.16
     Class I                                      42,610,172               8,026,676                            5.31
     Class Y                                         208,437                  39,442                            5.28
----------------------------------------- --------------------- ----------------------- -------------------------------
Large Cap Value
     Class A                                      74,114,932              12,713,655                            5.83
     Class B                                      28,468,201               4,935,011                            5.77
     Class C                                       1,392,159                 241,376                            5.77
     Class I                                      37,827,081               6,453,226                            5.86
     Class Y                                         140,096                  23,947                            5.85
----------------------------------------- --------------------- ----------------------- -------------------------------
Limited Duration Bond
     Class A                                      83,392,570               8,517,001                            9.79
     Class B                                      25,023,689               2,555,305                            9.79
     Class C                                       1,611,885                 164,656                            9.79
     Class I                                      70,057,990               7,154,021                            9.79
     Class Y                                          59,896                   6,118                            9.79
-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 61

-----------------------------------------------------------------------------------------------------------------------
Fund                                              Net assets      Shares outstanding    Net asset value of one share
----------------------------------------- --------------------- ----------------------- -------------------------------
New Dimensions
     Class A                                   6,845,241,780             285,315,473                           23.99
     Class B                                   2,003,569,556              88,486,457                           22.64
     Class C                                      45,662,322               2,019,120                           22.61
     Class I                                      69,748,064               2,889,590                           24.14
     Class Y                                   2,557,141,395             106,000,741                           24.12
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending August 31
---------------------------------------------------------------------------------------------------------------------
Diversified Bond
     Class A                                   1,932,496,967             396,460,333                            4.87
     Class B                                     628,262,697             128,868,605                            4.88
     Class C                                      20,877,765               4,277,175                            4.88
     Class I                                           9,932                   2,037                            4.88
     Class Y                                     203,377,008              41,712,199                            4.88
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
---------------------------------------------------------------------------------------------------------------------
Balanced
     Class A                                   1,077,076,237             116,405,595                            9.25
     Class B                                     112,782,778              12,273,591                            9.19
     Class C                                       2,911,211                 316,788                            9.19
     Class Y                                     181,701,926              19,639,186                            9.25
----------------------------------------- --------------------- ----------------------- -------------------------------
Diversified Equity Income
     Class A                                   2,455,128,497             248,435,750                            9.88
     Class B                                     876,753,088              88,974,448                            9.85
     Class C                                      38,083,847               3,868,662                            9.84
     Class I                                      17,793,479               1,798,472                            9.89
     Class Y                                      66,730,603               6,748,297                            9.89
----------------------------------------- --------------------- ----------------------- -------------------------------
Mid Cap Value
     Class A                                     330,631,850              48,565,529                            6.81
     Class B                                     127,763,466              19,061,202                            6.70
     Class C                                       6,512,086                 971,383                            6.70
     Class I                                      20,020,114               2,915,630                            6.87
     Class Y                                         355,295                  51,901                            6.85
----------------------------------------- --------------------- ----------------------- -------------------------------
Stock
     Class A                                   1,595,974,238              88,586,618                           18.02
     Class B                                     145,515,711               8,148,843                           17.86
     Class C                                       3,147,113                 176,940                           17.79
     Class I                                      12,191,913                 676,783                           18.01
     Class Y                                     437,771,200              24,301,388                           18.01
----------------------------------------- --------------------- ----------------------- -------------------------------
Strategic Allocation
     Class A                                     886,278,845             101,576,047                            8.73
     Class B                                      90,417,191              10,439,704                            8.66
     Class C                                       4,134,779                 478,256                            8.65
     Class Y                                       5,395,258                 618,480                            8.72
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
---------------------------------------------------------------------------------------------------------------------
Emerging Markets
     Class A                                     190,500,049              30,359,602                            6.27
     Class B                                      73,255,622              12,316,180                            5.95
     Class C                                       1,211,363                 203,071                            5.97
     Class I                                      12,706,944               1,999,415                            6.36
     Class Y                                      18,013,900               2,838,508                            6.35
----------------------------------------- --------------------- ----------------------- -------------------------------
European Equity
     Class A                                      87,389,098              23,559,683                            3.71
     Class B                                      36,333,900               9,954,837                            3.65
     Class C                                       1,472,996                 403,503                            3.65
     Class I                                          10,646                   2,865                            3.72
     Class Y                                          16,178                   4,358                            3.71
----------------------------------------- --------------------- ----------------------- -------------------------------
Global Balanced
     Class A                                      56,802,615              10,819,137                            5.25
     Class B                                      29,946,507               5,813,358                            5.15
     Class C                                         788,884                 153,660                            5.13
     Class Y                                      12,506,399               2,368,527                            5.28
-----------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Oct. 3, 2005                  Page 62

-----------------------------------------------------------------------------------------------------------------------

Fund                                              Net assets      Shares outstanding    Net asset value of one share

----------------------------------------- --------------------- ----------------------- -------------------------------
Global Bond
     Class A                                     388,702,892              55,378,028                            7.02
     Class B                                     141,856,065              20,209,576                            7.02
     Class C                                       4,716,721                 674,551                            6.99
     Class I                                      24,020,955               3,414,514                            7.03
     Class Y                                          78,443                  11,149                            7.04
----------------------------------------- --------------------- ----------------------- -------------------------------
Global Equity
     Class A                                     364,487,949              70,705,385                            5.16
     Class B                                     103,737,319              21,300,358                            4.87
     Class C                                         958,277                 197,511                            4.85
     Class Y                                       4,482,992                 862,149                            5.20
----------------------------------------- --------------------- ----------------------- -------------------------------
Global Technology
     Class A                                     146,065,605              79,952,878                            1.83
     Class B                                      59,344,328              36,990,705                            1.60
     Class C                                       3,952,783               2,457,559                            1.61
     Class I                                          10,781                   5,882                            1.83
     Class Y                                         412,777                 225,433                            1.83
----------------------------------------- --------------------- ----------------------- -------------------------------
International Aggressive Growth
     Class A                                     151,029,652              22,062,205                            6.85
     Class B                                      43,847,769               6,551,452                            6.69
     Class C                                       2,733,926                 408,576                            6.69
     Class I                                      21,060,831               3,054,317                            6.90
     Class Y                                         194,904                  28,337                            6.88
----------------------------------------- --------------------- ----------------------- -------------------------------
International Equity
     Class A                                      97,591,124              13,879,271                            7.03
     Class B                                      21,998,053               3,168,563                            6.94
     Class C                                       1,535,888                 221,140                            6.95
     Class I                                      21,597,503               3,057,583                            7.06
     Class Y                                          82,712                  11,738                            7.05
----------------------------------------- --------------------- ----------------------- -------------------------------
International Opportunity
     Class A                                     347,164,473              52,723,946                            6.58
     Class B                                      74,433,389              11,592,373                            6.42
     Class C                                       1,792,168                 280,894                            6.38
     Class I                                      21,542,373               3,240,063                            6.65
     Class Y                                      30,660,554               4,629,728                            6.62
----------------------------------------- --------------------- ----------------------- -------------------------------
International Select Value
     Class A                                     626,407,916              81,535,854                            7.68
     Class B                                     219,316,011              29,207,356                            7.51
     Class C                                      11,798,008               1,572,120                            7.50
     Class I                                      22,052,586               2,854,070                            7.73
     Class Y                                         487,420                  63,137                            7.72
----------------------------------------- --------------------- ----------------------- -------------------------------
International Small Cap
     Class A                                      53,310,958               6,744,610                            7.90
     Class B                                      12,742,956               1,637,077                            7.78
     Class C                                         564,033                  72,292                            7.80
     Class I                                      10,684,163               1,345,331                            7.94
     Class Y                                          74,286                   9,371                            7.93
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
---------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond
     Class A                                     125,807,592              23,343,822                            5.39
     Class B                                      22,556,935               4,188,280                            5.39
     Class C                                       9,148,911               1,698,678                            5.39
     Class Y                                           1,302                     243                            5.36
----------------------------------------- --------------------- ----------------------- -------------------------------
Mid Cap Growth
     Class A                                   1,489,202,349             117,818,422                           12.64
     Class B                                     407,744,077              34,919,110                           11.68
     Class C                                      14,571,251               1,248,024                           11.68
     Class I                                      12,461,840                 973,107                           12.81
     Class Y                                     233,309,493              18,259,470                           12.78
-----------------------------------------------------------------------------------------------------------------------

Statement of Additional Information - Oct. 3, 2005                  Page 63

-----------------------------------------------------------------------------------------------------------------------

Fund                                              Net assets      Shares outstanding    Net asset value of one share
----------------------------------------- --------------------- ----------------------- -------------------------------

Tax-Exempt Bond
     Class A                                     674,338,988             173,415,848                            3.89
     Class B                                      36,040,487               9,267,790                            3.89
     Class C                                       4,656,372               1,197,023                            3.89
     Class Y                                           1,894                     487                            3.89
----------------------------------------- --------------------- ----------------------- -------------------------------
Tax-Exempt High Income
     Class A                                   3,913,819,641             886,250,598                            4.42
     Class B                                     249,987,882              56,626,191                            4.41
     Class C                                      27,765,310               6,285,479                            4.42
     Class Y                                           1,992                     451                            4.42
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
---------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                         N/A                    N/A                                      1.00
---------------------------------------------------------------------------------------------------------------------

For Funds other than Money Market Funds. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market. o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange. o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The assets of Funds-of-Funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by a Fund-of-Funds are valued as described above.


Statement of Additional Information - Oct. 3, 2005               Page 64

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in another unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure


The funds' Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.


Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in

Statement of Additional Information - Oct. 3, 2005                      Page 65
possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the website (www.riversource.com), and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available, on a monthly basis, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally not released until it is at least 30 days old.


From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Investor Responsibility Research Center, Inc.), and companies that deliver or support systems that provide analytical or statistical information (including, for example, Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including, for example, Morningstar, Inc., Thomson Financial and Lipper Inc.), and (3) other entities that provide trading, research or other investment related services. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (e.g., applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.


Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the funds' Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to

Statement of Additional Information - Oct. 3, 2005              Page 66
individual investors, institutional investors, intermediaries that distribute the funds' shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Proxy Voting

GENERAL GUIDELINES


The funds uphold a long tradition of sound and principled corporate governance. For approximately 30 years, the Board, which consists of a majority of independent directors, has voted proxies. The funds' administrator, Ameriprise Financial, provides support to the Board in connection with the proxy voting process. General guidelines are:


o Corporate governance matters -- The Board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The Board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues-- The Board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues-- The Board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of a fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES


The policy of the Board is to vote all proxies of the companies in which a fund holds investments. The Board has implemented policies and procedures reasonably designed to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' investment manager, RiverSource Investments, or other affiliated entities.


The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which a fund votes against the recommendation, the Board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the fund's Board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the Board or that the investment manager recommends be voted different from the votes cast for similar proposals. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from outside resources, including Glass Lewis & Co., the investment manager makes the recommendation in writing. The process established by the Board to vote proxies requires that either



Statement of Additional Information - Oct. 3, 2005              Page 67

Board members or officers who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal.


Funds-of-funds only own shares of other RiverSource funds and vote proxies of those funds whenever shareholder meetings are held. Funds-of-funds will vote for, against or abstain on each proposal that the underlying RiverSource fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying RiverSource fund vote the proposal. Funds-of-funds do not invest in publicly-held operating companies.


PROXY VOTING RECORD


Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 can be obtained without charge:

   o  Through the investment manager's website, www.riversource.com/investments,

   o  On a website maintained by the SEC, www.sec.gov, or


   o By calling the fund's administrator, Board Services Corporation, collect at (612) 330-9283.

Investing in a Fund

SALES CHARGE


Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.


Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

Class A -- Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.

                                                    Table 10. Class A Sales Charge
---------------------------- --------------------------------------- ---------------------------------------------
       Fund category           Balanced, Equity, Fund of funds -        Fund of funds - bond, State tax-exempt
                                             equity                      bond, Taxable bond, Tax-exempt bond
---------------------------- --------------------------------------- ---------------------------------------------
                                                      Sales charge* as a percentage of:
---------------------------- -------------------------------------------------------------------------------------

Total market value            Public offering        Net amount         Public offering      Net amount invested
                                  price**             invested              price**

---------------------------- ------------------- ------------------- ---------------------- ----------------------
Up to $49,000                      5.75%               6.10%                 4.75%                  4.99%
---------------------------- ------------------- ------------------- ---------------------- ----------------------
$50,000-$99,999                    4.75%               4.99%                 4.25%                  4.44%
---------------------------- ------------------- ------------------- ---------------------- ----------------------
$100,000-$249,999                  3.50%               3.63%                 3.50%                  3.63%
---------------------------- ------------------- ------------------- ---------------------- ----------------------
$250,000-$499,999                  2.50%               2.56%                 2.50%                  2.56%
---------------------------- ------------------- ------------------- ---------------------- ----------------------
$500,000-$999,999                  2.00%               2.04%                 2.00%                  2.04%
---------------------------- ------------------- ------------------- ---------------------- ----------------------
$1,000,000 or more***              0.00%               0.00%                 0.00%                  0.00%
---------------------------- ------------------- ------------------- ---------------------- ----------------------

      * Because of rounding in the calculation of offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

      ** Offering price includes the sales charge.

     *** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a fee to a financial intermediary making such a sale.

Money market funds do not have a sales charge for Class A shares.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Oct. 3, 2005                  Page 68

                                                 Table 11. Public Offering Price
------------------------------------------ ---------------------- ----------------------- -----------------------

                  Fund                        Net asset value       1.0 minus maximum     Public offering price
                                                                       sales charge

-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Portfolio Builder Aggressive                      $10.53                  0.9425                 $11.17
------------------------------------------ ---------------------- ----------------------- -----------------------
Portfolio Builder Conservative                     10.23                  0.9525                  10.74
------------------------------------------ ---------------------- ----------------------- -----------------------
Portfolio Builder Moderate                         10.47                  0.9425                  11.11
------------------------------------------ ---------------------- ----------------------- -----------------------
Portfolio Builder Moderate Aggressive              10.50                  0.9425                  11.14
------------------------------------------ ---------------------- ----------------------- -----------------------
Portfolio Builder Moderate Conservative            10.35                  0.9525                  10.87
------------------------------------------ ---------------------- ----------------------- -----------------------
Portfolio Builder Total Equity                     10.55                  0.9425                  11.19
------------------------------------------ ---------------------- ----------------------- -----------------------
Small Company Index                                8.21                   0.9425                   8.71
------------------------------------------ ---------------------- ----------------------- -----------------------
S&P 500 Index (for Class D)                        4.55              No sales charge               4.55
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Equity Value                                       10.12                  0.9425                  10.74
------------------------------------------ ---------------------- ----------------------- -----------------------
Precious Metals                                    8.98                   0.9425                   9.53
------------------------------------------ ---------------------- ----------------------- -----------------------
Small Cap Advantage                                7.07                   0.9425                   7.50
------------------------------------------ ---------------------- ----------------------- -----------------------
Small Cap Growth                                   4.19                   0.9425                   4.45
------------------------------------------ ---------------------- ----------------------- -----------------------
Strategy Aggressive                                11.43                  0.9425                  12.13
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Aggressive Growth                                  7.29                   0.9425                   7.73
------------------------------------------ ---------------------- ----------------------- -----------------------
Fundamental Growth                                 5.79                   0.9425                   6.14
------------------------------------------ ---------------------- ----------------------- -----------------------
Fundamental Value                                  5.45                   0.9425                   5.78
------------------------------------------ ---------------------- ----------------------- -----------------------
High Yield Bond                                    2.86                   0.9525                   3.00
------------------------------------------ ---------------------- ----------------------- -----------------------
Select Value                                       6.65                   0.9425                   7.06
------------------------------------------ ---------------------- ----------------------- -----------------------
Selective                                          8.69                   0.9525                   9.12
------------------------------------------ ---------------------- ----------------------- -----------------------
Short Duration U.S. Government                     4.79                   0.9525                   5.03
------------------------------------------ ---------------------- ----------------------- -----------------------
Small Cap Equity                                   5.81                   0.9425                   6.16
------------------------------------------ ---------------------- ----------------------- -----------------------
Small Cap Value                                    6.62                   0.9425                   7.02
------------------------------------------ ---------------------- ----------------------- -----------------------
U.S. Government Mortgage                           5.12                   0.9525                   5.38
------------------------------------------ ---------------------- ----------------------- -----------------------
Value                                              5.36                   0.9425                   5.69
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------


California Tax-Exempt                              5.27                   0.9525                   5.53
------------------------------------------ ---------------------- ----------------------- -----------------------
Dividend Opportunity                               7.30                   0.9425                   7.75
------------------------------------------ ---------------------- ----------------------- -----------------------
Insured Tax-Exempt                                 5.50                   0.9525                   5.77
------------------------------------------ ---------------------- ----------------------- -----------------------
Massachusetts Tax-Exempt                           5.45                   0.9525                   5.72
------------------------------------------ ---------------------- ----------------------- -----------------------
Michigan Tax-Exempt                                5.35                   0.9525                   5.62
------------------------------------------ ---------------------- ----------------------- -----------------------
Minnesota Tax-Exempt                               5.35                   0.9525                   5.62
------------------------------------------ ---------------------- ----------------------- -----------------------
New York Tax-Exempt                                5.18                   0.9525                   5.44
------------------------------------------ ---------------------- ----------------------- -----------------------
Ohio Tax-Exempt                                    5.35                   0.9525                   5.62
------------------------------------------ ---------------------- ----------------------- -----------------------
Real Estate                                        13.44                  0.9425                  14.26
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Cash Management                                    1.00              No sales charge               1.00
------------------------------------------ ---------------------- ----------------------- -----------------------
Core Bond                                          9.72                   0.9525                  10.20
------------------------------------------ ---------------------- ----------------------- -----------------------
Disciplined Equity                                 6.70                   0.9425                   7.11
------------------------------------------ ---------------------- ----------------------- -----------------------
Discovery                                          9.33                   0.9425                   9.90
------------------------------------------ ---------------------- ----------------------- -----------------------
Growth                                             28.34                  0.9425                  30.07
------------------------------------------ ---------------------- ----------------------- -----------------------
Income Opportunities                               10.53                  0.9525                  11.06
------------------------------------------ ---------------------- ----------------------- -----------------------
Inflation Protected Securities                     10.02                  0.9525                  10.52
------------------------------------------ ---------------------- ----------------------- -----------------------
Large Cap Equity                                   5.26                   0.9425                   5.58
------------------------------------------ ---------------------- ----------------------- -----------------------
Large Cap Value                                    5.83                   0.9425                   6.19
------------------------------------------ ---------------------- ----------------------- -----------------------
Limited Duration Bond                              9.79                   0.9525                  10.28
------------------------------------------ ---------------------- ----------------------- -----------------------
New Dimensions                                     23.99                  0.9425                  25.45
-----------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending August 31
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Diversified Bond                                   4.87                   0.9525                   5.11
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Balanced                                           9.25                   0.9425                   9.81
------------------------------------------ ---------------------- ----------------------- -----------------------
Diversified Equity Income                          9.88                   0.9425                  10.48
------------------------------------------ ---------------------- ----------------------- -----------------------
Mid Cap Value                                      6.81                   0.9425                   7.23
------------------------------------------ ---------------------- ----------------------- -----------------------
Stock                                              18.02                  0.9425                  19.12
------------------------------------------ ---------------------- ----------------------- -----------------------
Strategic Allocation                               8.73                   0.9425                   9.26
------------------------------------------ ---------------------- ----------------------- -----------------------

Statement of Additional Information - Oct. 3, 2005                  Page 69

------------------------------------------ ---------------------- ----------------------- -----------------------
                  Fund                        Net asset value       1.0 minus maximum     Public offering price
                                                                       sales charge
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Emerging Markets                                   6.27                   0.9425                   6.65
------------------------------------------ ---------------------- ----------------------- -----------------------
European Equity                                    3.71                   0.9425                   3.94
------------------------------------------ ---------------------- ----------------------- -----------------------
Global Balanced                                    5.25                   0.9425                   5.57
------------------------------------------ ---------------------- ----------------------- -----------------------
Global Bond                                        7.02                   0.9525                   7.37
------------------------------------------ ---------------------- ----------------------- -----------------------
Global Equity                                      5.16                   0.9425                   5.47
------------------------------------------ ---------------------- ----------------------- -----------------------
Global Technology                                  1.83                   0.9425                   1.94
------------------------------------------ ---------------------- ----------------------- -----------------------
International Aggressive Growth                    6.85                   0.9425                   7.27
------------------------------------------ ---------------------- ----------------------- -----------------------
International Equity                               7.03                   0.9425                   7.46
------------------------------------------ ---------------------- ----------------------- -----------------------
International Opportunity                          6.58                   0.9425                   6.98
------------------------------------------ ---------------------- ----------------------- -----------------------
International Select Value                         7.68                   0.9425                   8.15
------------------------------------------ ---------------------- ----------------------- -----------------------
International Small Cap                            7.90                   0.9425                   8.38
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Intermediate Tax-Exempt Bond                       5.39                   0.9525                   5.66
------------------------------------------ ---------------------- ----------------------- -----------------------
Mid Cap Growth                                     12.64                  0.9425                  13.41
------------------------------------------ ---------------------- ----------------------- -----------------------
Tax-Exempt Bond                                    3.89                   0.9525                   4.08
------------------------------------------ ---------------------- ----------------------- -----------------------
Tax-Exempt High Income                             4.42                   0.9525                   4.64
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
-----------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------- ----------------------- -----------------------
Tax-Exempt Money Market                            1.00              No sales charge               1.00
------------------------------------------ ---------------------- ----------------------- -----------------------

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:


                              Deferred Sales Charge


            ----------------------------- -------------------------------
                                             Number of participants
            ----------------------------- ------------- -----------------
            Total plan assets              1-99           100 or more
            ----------------------------- ------------- -----------------
            Less than $1 million            4%                 0%
            ----------------------------- ------------- -----------------
            $1 million or more              0%                 0%
            ----------------------------- ------------- -----------------

Class A -- Reducing the Sales Charge

For purposes of reducing the sales charge:

o If multiple trustees are listed on a revocable trust account, the account will be included only in the household group of the grantor-trustee (the person who put the money into the trust).


o If the parents or guardians of a minor child who is the beneficiary of one or more Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act
  (UTMA) accounts are not members of the same primary household group, the distributor will use its discretion in assigning such accounts to one of the primary household groups. Under most circumstances the distributor will consider the child's primary domicile to be the appropriate household group in which to include the UGMA/UTMA account(s). Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.


Class A-- Letter of Intent (LOI)


If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before receipt of your signed LOI in the distributor's corporate office will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI.



Statement of Additional Information - Oct. 3, 2005                  Page 70

While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of an RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the distributor in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


Class B Shares


Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.


Class Y Shares


Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee, but have a separate shareholder service fee. The following investors are eligible to purchase Class Y shares:


o    Qualified employee benefit plans* if the plan:


     o uses a daily transfer recordkeeping service offering participants daily access to RiverSource funds and has


          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has


          o    at least $3 million invested in RiverSource funds or


          o    500 or more participants.

      A plan that qualifies for investment in Class E or Y may continue to invest in Class E or Y even if it subsequently falls below the required level of assets or participants.


o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in RiverSource funds.


o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.


Statement of Additional Information - Oct. 3, 2005                  Page 71

Money Market Funds


The minimum purchase amount for directors, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.


SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS


Dividends, including capital gain distributions, paid by another RiverSource fund may be used to automatically purchase shares in the same class of another fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to another fund the following day. Dividends can be exchanged into the same class of another RiverSource fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


  o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which Ameriprise Trust Company acts as custodian;

  o Between two Ameriprise Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

  o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).


Dividends may be directed from accounts established under UGMA or UTMA only into other UGMA or UTMA accounts with identical ownership.


Each fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

Each fund and RiverSource Service Corporation reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.


Statement of Additional Information - Oct. 3, 2005                  Page 72

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which Ameriprise Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial advisor or investment professional, or write RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.


Statement of Additional Information - Oct. 3, 2005                  Page 73

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                Table 12. Capital Loss Carryover

----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------

                     Total     Amount    Amount         Amount       Amount        Amount       Amount       Amount       Amount
      Fund          capital    expiring  expiring    expiring in    expiring    expiring in    expiring     expiring     expiring
                     loss      in 2007    in 2008        2009        in 2010        2011        in 2012      in 2013      in 2014
                  carryovers

----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Portfolio                   0
Builder
Aggressive
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Portfolio                   0
Builder
Conservative
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------

Portfolio                   0
Builder Moderate

----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Portfolio                   0
Builder
Moderate
Aggressive
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Portfolio                   0
Builder
Moderate
Conservative
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Portfolio                   0
Builder Total
Equity
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Small Company               0
Index
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
S&P 500 Index      49,784,007         0           0     2,387,603    5,744,216     9,288,103   16,618,673   15,745,412            0
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Equity Value      225,502,046         0           0             0            0   183,326,800   42,175,246            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Precious Metals    12,026,077         0           0     6,859,490            0             0            0    1,731,355    3,435,232
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Small Cap                   0
Advantage
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Small Cap Growth   18,477,538         0           0             0            0    18,477,538            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Strategy          1,414,474,084       0           0   207,116,650  841,156,325   315,348,051   23,741,111   27,111,947            0
Aggressive
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Aggressive            593,899         0           0             0            0             0            0      593,899            0
Growth
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Fundamental           645,527         0           0             0            0             0            0      320,705      324,822
Growth
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Fundamental        10,783,099         0           0             0      180,117     5,185,330    2,015,696    1,996,447    1,405,509
Value
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
High Yield Bond   1,376,361,404       0  80,574,095   226,001,198  517,121,802   552,664,309            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Select Value       35,108,088         0           0             0   15,995,507    16,604,151    2,508,430            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Selective          29,747,019         0           0             0            0    24,224,582            0    5,017,493      504,944
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Short Duration    205,645,039         0  35,174,077   117,356,906            0             0            0   36,267,962   16,846,094
U.S. Government
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Small Cap Equity            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Small Cap Value             0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
U.S. Government             0
Mortgage
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Value                       0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------

Statement of Additional Information - Oct. 3, 2005                  Page 74

----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
                     Total     Amount    Amount         Amount       Amount        Amount       Amount       Amount       Amount
      Fund          capital    expiring  expiring    expiring in    expiring    expiring in    expiring     expiring     expiring
                     loss      in 2007    in 2008        2009        in 2010        2011        in 2012      in 2013      in 2014
                  carryovers
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
California
Tax-Exempt
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Dividend          501,472,613         0           0             0            0   501,472,613            0            0            0
Opportunity
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Insured                     0
Tax-Exempt
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Massachusetts               0
Tax-Exempt
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Michigan                    0
Tax-Exempt
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Minnesota                   0
Tax-Exempt
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
New York                    0
Tax-Exempt
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Ohio                   87,465         0           0             0            0             0            0       87,465            0
Tax-Exempt
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Real Estate                 0
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Cash Management             0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Core Bond             138,430         0           0             0            0             0            0            0      138,430
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Disciplined                 0
Equity
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Discovery          68,875,260         0           0             0   26,744,961    42,130,299            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Growth            913,031,953         0           0             0  544,257,626   368,774,327            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Income                      0
Opportunities
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Inflation              52,096         0           0             0            0             0            0            0       52,096
Protected
Securities
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Large Cap Equity  953,822,923         0  506,643,917  416,711,846   20,988,174     9,478,986            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Large Cap Value             0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Limited                34,483         0           0             0            0             0            0            0       34,483
Duration Bond
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
New Dimensions     61,551,685         0   5,869,455    42,999,536    8,294,019     4,388,675            0            0            0
------------------------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending August 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Diversified Bond  134,156,528         0           0   100,641,177   26,118,914             0            0    7,396,437            0
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Balanced          903,118,305         0           0    15,302,375  494,252,075   368,676,980   24,886,875            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Diversified        77,193,402         0           0             0            0    77,193,402            0            0            0
Equity Income
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Mid Cap Value               0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Stock             256,397,902         0           0             0            0   256,397,902            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Strategic         235,368,884         0           0       212,572  132,591,360   102,564,952            0            0            0
Allocation
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Emerging Markets   75,392,313         0           0    75,392,313            0             0            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
European Equity   103,905,954         0           0    82,370,221   16,514,518     5,021,215            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Global Balanced    43,431,051         0           0    30,518,697   10,684,989     2,227,365            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Global Bond        11,113,313         0           0             0   11,113,313             0            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Global Equity     631,430,152         0           0   457,285,316  143,634,885    30,509,951            0            0            0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Global            407,294,569         0           0   325,995,342   81,299,277             0            0            0            0
Technology
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
International               0
Aggressive
Growth
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------


Statement of Additional Information - Oct. 3, 2005                  Page 75

----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
                     Total     Amount    Amount         Amount       Amount        Amount       Amount       Amount       Amount
      Fund          capital    expiring  expiring    expiring in    expiring    expiring in    expiring     expiring     expiring
                     loss      in 2007    in 2008        2009        in 2010        2011        in 2012      in 2013      in 2014
                  carryovers
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------

International               0
Equity
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
International     476,235,045         0           0   378,740,075   59,231,998    38,262,972            0            0          0
Opportunity
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
International               0
Select Value
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
International               0
Small Cap
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Intermediate                0
Tax-Exempt Bond
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Mid Cap Growth    221,285,665         0           0   111,582,809   92,560,758             0   17,142,098            0          0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Tax-Exempt Bond             0
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Tax-Exempt High     3,778,031  3,757,482     20,549             0            0             0            0            0          0
Income
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------
Tax-Exempt             18,498         0         167             0       18,331             0            0            0          0
Money Market
----------------- ------------ --------- ----------- ------------- ------------ ------------- ------------ ------------ ------------

It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

For State Tax-Exempt Bond and Tax-Exempt Bond Funds, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.


Statement of Additional Information - Oct. 3, 2005                  Page 76

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Bond Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for common stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           Table 13. Corporate Deduction and Qualified Dividend Income

------------------------------------------ ------------------------------------- -------------------------------------

                  Fund                     Percent of dividends qualifying for      Qualified dividend income for
                                                   corporate deduction                       individuals

----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Portfolio Builder Aggressive                              16.99%                                29.31%
------------------------------------------ ------------------------------------- -------------------------------------
Portfolio Builder Conservative                             5.46                                  9.73
------------------------------------------ ------------------------------------- -------------------------------------

Portfolio Builder Moderate                                10.03                                 17.52

------------------------------------------ ------------------------------------- -------------------------------------
Portfolio Builder Moderate Aggressive                     13.43                                 23.64
------------------------------------------ ------------------------------------- -------------------------------------
Portfolio Builder Moderate Conservative                    7.66                                 13.39
------------------------------------------ ------------------------------------- -------------------------------------
Portfolio Builder Total Equity                            20.84                                 36.74
------------------------------------------ ------------------------------------- -------------------------------------
Small Company Index                                         0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
S&P 500 Index                                             100.00                                100.00
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Equity Value                                              100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
Precious Metals                                            0.50                                  3.00
------------------------------------------ ------------------------------------- -------------------------------------
Small Cap Advantage                                         0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Small Cap Growth                                            0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Strategy Aggressive                                         0                                     0
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Aggressive Growth                                          3.17                                  3.23
------------------------------------------ ------------------------------------- -------------------------------------
Fundamental Growth                                        19.07                                 19.00
------------------------------------------ ------------------------------------- -------------------------------------
Fundamental Value                                         100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
High Yield Bond                                            0.99                                  0.99
------------------------------------------ ------------------------------------- -------------------------------------
Select Value                                              100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
Selective                                                   0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Short Duration U.S. Government                              0                                     0
------------------------------------------ ------------------------------------- -------------------------------------

Statement of Additional Information - Oct. 3, 2005                  Page 77

------------------------------------------ ------------------------------------- -------------------------------------

                  Fund                     Percent of dividends qualifying for      Qualified dividend income for
                                                   corporate deduction                       individuals

------------------------------------------ ------------------------------------- -------------------------------------
Small Cap Equity                                           6.07                                  6.31
------------------------------------------ ------------------------------------- -------------------------------------
Small Cap Value                                           33.67                                 43.71
------------------------------------------ ------------------------------------- -------------------------------------
U.S. Government Mortgage                                    0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Value                                                     100.00                                100.00
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

California Tax-Exempt                                       0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Dividend Opportunity                                      100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
Insured Tax-Exempt                                          0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Massachusetts Tax-Exempt                                    0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Michigan Tax-Exempt                                         0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Minnesota Tax-Exempt                                        0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
New York Tax-Exempt                                         0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Ohio Tax-Exempt                                             0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Real Estate                                                0.12                                  1.61
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Cash Management                                             0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Core Bond                                                   0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Disciplined Equity                                        34.99                                 35.08
------------------------------------------ ------------------------------------- -------------------------------------
Discovery                                                   0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Growth                                                      0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Income Opportunities                                       0.13                                  0.13
------------------------------------------ ------------------------------------- -------------------------------------
Inflation Protected Securities                              0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Large Cap Equity                                          91.46                                 91.96
------------------------------------------ ------------------------------------- -------------------------------------
Large Cap Value                                           50.94                                 55.22
------------------------------------------ ------------------------------------- -------------------------------------
Limited Duration Bond                                       0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
New Dimensions                                            100.00                                100.00
----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending August 31
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Diversified Bond                                           0.10                                  0.10
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Balanced                                                  66.44                                 71.15
------------------------------------------ ------------------------------------- -------------------------------------
Diversified Equity Income                                 100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
Mid Cap Value                                             100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
Stock                                                     100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
Strategic Allocation                                      92.68                                 93.36
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Emerging Markets                                            0                                   10.85
------------------------------------------ ------------------------------------- -------------------------------------
European Equity                                             0                                   67.45
------------------------------------------ ------------------------------------- -------------------------------------
Global Balanced                                           15.07                                 37.57
------------------------------------------ ------------------------------------- -------------------------------------
Global Bond                                                 0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Global Equity                                             100.00                                100.00
------------------------------------------ ------------------------------------- -------------------------------------
Global Technology                                           0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
International Aggressive Growth                            1.48                                 100.00
------------------------------------------ ------------------------------------- -------------------------------------
International Equity                                        0                                   39.28
------------------------------------------ ------------------------------------- -------------------------------------
International Opportunity                                   0                                   100.00
------------------------------------------ ------------------------------------- -------------------------------------
International Select Value                                  0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
International Small Cap                                     0                                   17.89
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Intermediate Tax-Exempt Bond                                0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Mid Cap Growth                                              0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Tax-Exempt Bond                                             0                                     0
------------------------------------------ ------------------------------------- -------------------------------------
Tax-Exempt High Income                                      0                                     0
----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Tax-Exempt Money Market                                     0                                     0
------------------------------------------ ------------------------------------- -------------------------------------

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Statement of Additional Information - Oct. 3, 2005              Page 78

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.


Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

Statement of Additional Information - Oct. 3, 2005                  Page 79

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee.


         Table 14. Investment Management Services Agreement Fee Schedule
-------------------------------------- ------------------------ ---------------------- ---------------------------
                Fund                      Assets (billions)      Annual rate at each   Daily rate on last day of
                                                                     asset level       most recent fiscal period
-------------------------------------- ------------------------ ---------------------- ---------------------------
Aggressive Growth                            First $0.50                0.890                    0.890
                                              Next 0.50                 0.865
                                              Next 1.0                  0.840
                                              Next 1.0                  0.815
                                              Next 3.0                  0.790
                                              Over 6.0                  0.765
-------------------------------------- ------------------------ ---------------------- ---------------------------
Balanced                                     First $1.0                 0.530                    0.523
                                              Next 1.0                  0.505
                                              Next 1.0                  0.480
                                              Next 3.0                  0.455
                                              Over 6.0                  0.430
-------------------------------------- ------------------------ ---------------------- ---------------------------
California Tax-Exempt                        First $0.25                0.470          California - 0.470
Massachusetts Tax-Exempt                      Next 0.25                 0.445          Massachusetts - 0.470
Michigan Tax-Exempt                           Next 0.25                 0.420          Michigan - 0.470
Minnesota Tax-Exempt                          Next 0.25                 0.405          Minnesota - 0.461
New York Tax-Exempt                           Over 1.0                  0.380          New York - 0.470
Ohio Tax-Exempt                                                                        Ohio - 0.470
-------------------------------------- ------------------------ ---------------------- ---------------------------
Cash Management                              First $1.0                 0.360          Cash -  0.327
Tax-Exempt Money Market                       Next 0.5                  0.343          Tax-Exempt - 0.360
                                              Next 0.5                  0.325
                                              Next 0.5                  0.308
                                              Next 1.0                  0.290
                                              Next 3.0                  0.270
                                              Over 6.5                  0.250
-------------------------------------- ------------------------ ---------------------- ---------------------------
Core Bond                                    First $1.0                 0.540          Core Bond -  0.540
Limited Duration Bond                         Next 1.0                  0.515          Limited Duration - 0.540
                                              Next 1.0                  0.490
                                              Next 3.0                  0.465
                                              Next 3.0                  0.440
                                              Over 9.0                  0.415
-------------------------------------- ------------------------ ---------------------- ---------------------------
Disciplined Equity                           First $1.0                 0.600          Disciplined Equity - 0.600
Growth                                        Next 1.0                  0.575          Growth - 0.573
Large Cap Equity                              Next 1.0                  0.550          Large Cap Equity - 0.591
Large Cap Value                               Next 3.0                  0.525          Large Cap Value - 0.600
Mid Cap Growth                                Next 6.0                  0.500          Mid Cap Growth- 0.585
New Dimensions                                Next 12.0                 0.490          New Dimensions - 0.526
                                              Over 24.0                 0.480
-------------------------------------- ------------------------ ---------------------- ---------------------------
Discovery                                    First $0.25                0.640                    0.640
                                              Next 0.25                 0.615
                                              Next 0.25                 0.590
                                              Next 0.25                 0.565
                                              Next 1.0                  0.540
                                              Over 2.0                  0.515
-------------------------------------- ------------------------ ---------------------- ---------------------------
Diversified Bond                             First $1.0                 0.520          Diversified Bond - 0.497
Selective                                     Next 1.0                  0.495          Selective - 0.520
                                              Next 1.0                  0.470
                                              Next 3.0                  0.445
                                              Next 3.0                  0.420
                                              Over 9.0                  0.395
-------------------------------------- ------------------------ ---------------------- ---------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 80

-------------------------------------- ------------------------ ---------------------- ---------------------------

Fund                                      Assets (billions)      Annual rate at each   Daily rate on last day of
                                                                     asset level       most recent fiscal period

-------------------------------------- ------------------------ ---------------------- ---------------------------
Diversified Equity Income                    First $0.50                0.530          Diversified Equity Income
Equity Value                                  Next 0.50                 0.505          - 0.640
Stock                                         Next 1.0                  0.480          Equity Value - 0.513
Strategic Allocation                          Next 1.0                  0.455          Stock - 0.495
                                              Next 3.0                  0.430          Strategic Allocation -
                                              Over 6.0                  0.400          0.518

-------------------------------------- ------------------------ ---------------------- ---------------------------

Dividend Opportunity                         First $0.50                0.610                    0.594
                                              Next 0.50                 0.585
                                              Next 1.0                  0.560
                                              Next 1.0                  0.535
                                              Next 3.0                  0.510
                                              Over 6.0                  0.485

-------------------------------------- ------------------------ ---------------------- ---------------------------
Emerging Markets                             First $0.25                1.100                    1.097
                                              Next 0.25                 1.080
                                              Next 0.25                 1.060
                                              Next 0.25                 1.040
                                              Next 1.0                  1.020
                                              Over 2.0                  1.000
-------------------------------------- ------------------------ ---------------------- ---------------------------
European Equity                              First $0.25                0.800          European Equity - 0.800
Global Equity                                 Next 0.25                 0.775          Global Equity - 0.788
International Opportunity                     Next 0.25                 0.750          International Opportunity
Precious Metals                               Next 0.25                 0.725          - 0.788
                                              Next 1.0                  0.700          Precious Metals - 0.800
                                              Over 2.0                  0.675
-------------------------------------- ------------------------ ---------------------- ---------------------------
Fundamental Growth                           First $1.0                 0.780                    0.780
                                              Next 1.0                  0.755
                                              Next 1.0                  0.730
                                              Next 3.0                  0.705
                                              Over 6.0                  0.680
-------------------------------------- ------------------------ ---------------------- ---------------------------
Fundamental Value                            First $0.50                0.730          Fundamental Value - 0.718
Value                                         Next 0.50                 0.705          Value - 0.730
                                              Next 1.0                  0.680
                                              Next 1.0                  0.655
                                              Next 3.0                  0.630
                                              Over 6.0                  0.600
-------------------------------------- ------------------------ ---------------------- ---------------------------
Global Balanced                              First $0.25                0.790                    0.790
                                              Next 0.25                 0.765
                                              Next 0.25                 0.740
                                              Next 0.25                 0.715
                                              Next 1.0                  0.690
                                              Over 2.0                  0.665
-------------------------------------- ------------------------ ---------------------- ---------------------------
Global Bond                                  First $0.25                0.770                    0.754
                                              Next 0.25                 0.745
                                              Next 0.25                 0.720
                                              Next 0.25                 0.695
                                              Over 1.0                  0.670
-------------------------------------- ------------------------ ---------------------- ---------------------------
Global Technology                            First $0.25                0.720                    0.720
                                              Next 0.25                 0.695
                                              Next 0.25                 0.670
                                              Next 0.25                 0.645
                                              Next 1.0                  0.620
                                              Over 2.0                  0.595
-------------------------------------- ------------------------ ---------------------- ---------------------------
High Yield Bond                              First $1.0                 0.590                    0.568
                                              Next 1.0                  0.565
                                              Next 1.0                  0.540
                                              Next 3.0                  0.515
                                              Next 3.0                  0.490
                                              Over 9.0                  0.465
-------------------------------------- ------------------------ ---------------------- ---------------------------

Income Opportunities                         First $1.0                 0.610                    0.610
                                              Next 1.0                  0.585
                                              Next 1.0                  0.560
                                              Next 3.0                  0.535
                                              Next 3.0                  0.510
                                              Over 9.0                  0.485
-------------------------------------- ------------------------ ---------------------- ---------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 81

-------------------------------------- ------------------------ ---------------------- ---------------------------
Fund                                      Assets (billions)      Annual rate at each   Daily rate on last day of
                                                                     asset level       most recent fiscal period
-------------------------------------- ------------------------ ---------------------- ---------------------------
Inflation Protected Securities               First $1.0                 0.440                    0.440
                                              Next 1.0                  0.415
                                              Next 1.0                  0.390
                                              Next 3.0                  0.365
                                              Next 3.0                  0.340
                                              Over 9.0                  0.315
-------------------------------------- ------------------------ ---------------------- ---------------------------
Insured Tax-Exempt                           First $1.0                 0.450          Insured Tax-Exempt - 0.450
Intermediate Tax-Exempt                       Next 1.0                  0.425          Intermediate Tax-Exempt -
Tax-Exempt Bond                               Next 1.0                  0.400          0.450
                                              Next 3.0                  0.375          Tax-Exempt Bond - 0.450
                                              Over 6.0                  0.350
-------------------------------------- ------------------------ ---------------------- ---------------------------

International Aggressive Growth              First $0.25                1.000                    1.000
                                              Next 0.25                 0.975
                                              Next 0.25                 0.950
                                              Next 0.25                 0.925
                                              Next 1.0                  0.900
                                              Over 2.0                  0.875
-------------------------------------- ------------------------ ---------------------- ---------------------------
International Equity                         First $0.25                0.970                    0.970
                                              Next 0.25                 0.945
                                              Next 0.25                 0.920
                                              Next 0.25                 0.895
                                              Next 1.0                  0.870
                                              Over 2.0                  0.845
-------------------------------------- ------------------------ ---------------------- ---------------------------
International Select Value                   First $0.25                0.900                    0.900
                                              Next 0.25                 0.875
                                              Next 0.25                 0.850
                                              Next 0.25                 0.825
                                              Next 1.0                  0.800
                                              Over 2.0                  0.775
-------------------------------------- ------------------------ ---------------------- ---------------------------
International Small Cap                      First $0.25                1.120                    1.120
                                              Next 0.25                 1.095
                                              Next 0.25                 1.070
                                              Next 0.25                 1.045
                                              Next 1.0                  1.020
                                              Over 2.0                  0.995
-------------------------------------- ------------------------ ---------------------- ---------------------------
Mid Cap Value                                First $1.0                 0.700                    0.700
                                              Next 1.0                  0.675
                                              Next 1.0                  0.650
                                              Next 3.0                  0.625
                                              Next 6.0                  0.600
                                              Next 12.0                 0.590
                                              Over 24.0                 0.580
-------------------------------------- ------------------------ ---------------------- ---------------------------
Portfolio Builder Aggressive                     All                    0.080                    0.080
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate
Conservative
Portfolio Builder Total Equity
-------------------------------------- ------------------------ ---------------------- ---------------------------

Real Estate                                  First $1.0                 0.840                    0.840
                                              Next 1.0                  0.815
                                              Next 1.0                  0.790
                                              Next 3.0                  0.765
                                              Next 6.0                  0.740
                                              Next 12.0                 0.739
                                              Over 24.0                 0.720

-------------------------------------- ------------------------ ---------------------- ---------------------------
S&P 500 Index                                First $1.0                 0.240                    0.240
                                              Next 1.0                  0.230
                                              Next 3.0                  0.220
                                              Over 6.0                  0.210
-------------------------------------- ------------------------ ---------------------- ---------------------------

Statement of Additional Information - Oct. 3, 2005                  Page 82

-------------------------------------- ------------------------ ---------------------- ---------------------------

Fund                                      Assets (billions)      Annual rate at each   Daily rate on last day of
                                                                     asset level       most recent fiscal period

-------------------------------------- ------------------------ ---------------------- ---------------------------
Select Value                                 First $0.50                0.780                    0.772
                                              Next 0.50                 0.755
                                              Next 1.0                  0.730
                                              Next 1.0                  0.705
                                              Next 3.0                  0.680
                                              Over 6.0                  0.650
-------------------------------------- ------------------------ ---------------------- ---------------------------
Short Duration U.S. Government               First $1.0                 0.050                    0.510
                                              Next 1.0                  0.045
                                              Next 1.0                  0.040
                                              Next 3.0                  0.035
                                              Next 3.0                  0.030
                                              Over 9.0                  0.025
-------------------------------------- ------------------------ ---------------------- ---------------------------
Small Cap Advantage                          First $0.25                0.740                    0.708
                                              Next 0.25                 0.715
                                              Next 0.25                 0.690
                                              Next 0.25                 0.665
                                              Next 1.0                  0.640
                                              Over 2.0                  0.615
-------------------------------------- ------------------------ ---------------------- ---------------------------
Small Cap Equity                             First $0.25                0.970          Small Cap Equity - 0.970
Small Cap Value                               Next 0.25                 0.945          Small Cap Value - 0.926
                                              Next 0.25                 0.920
                                              Next 0.25                 0.895
                                              Over 1.0                  0.870
-------------------------------------- ------------------------ ---------------------- ---------------------------
Small Cap Growth                             First $0.25                0.920                    0.920
                                              Next 0.25                 0.895
                                              Next 0.25                 0.870
                                              Next 0.25                 0.845
                                              Next 1.0                  0.820
                                              Over 2.0                  0.795
-------------------------------------- ------------------------ ---------------------- ---------------------------
Small Company Index                          First $0.25                0.380                    0.359
                                              Next 0.25                 0.370
                                              Next 0.25                 0.360
                                              Next 0.25                 0.350
                                              Over 1.0                  0.340
-------------------------------------- ------------------------ ---------------------- ---------------------------
Strategy Aggressive                          First $1.0                 0.600                    0.600
                                              Next 1.0                  0.575
                                              Next 1.0                  0.550
                                              Next 3.0                  0.525
                                              Over 6.0                  0.500
-------------------------------------- ------------------------ ---------------------- ---------------------------
Tax-Exempt High Income                       First $1.0                 0.490                    0.451
                                              Next 1.0                  0.465
                                              Next 1.0                  0.440
                                              Next 3.0                  0.415
                                              Next 3.0                  0.390
                                              Over 9.0                  0.360
-------------------------------------- ------------------------ ---------------------- ---------------------------
U.S. Government Mortgage                     First $1.0                 0.520                    0.520
                                              Next 1.0                  0.495
                                              Next 1.0                  0.470
                                              Next 3.0                  0.445
                                              Next 3.0                  0.420
                                              Over 9.0                  0.395
-------------------------------------- ------------------------ ---------------------- ---------------------------

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Statement of Additional Information - Oct. 3, 2005                  Page 83

For Equity and Balanced Funds, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. If the Index ceases to be published for a period of more than 90 days, changes in any material respect, or otherwise becomes impracticable to use for purposes of the adjustment, no adjustment will be made until the Board approves a substitute index. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                                        Table 15. Lipper Indexes
--------------------------------------- ---------------------------------------- ---------------------------------
                 Fund                                Lipper Index                   Fee Increase or (Decrease)
------------------------------------------------------------------------------------------------------------------
Fiscal year ending March 31
------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------------------- ---------------------------------
Equity Value                            Lipper Large-Cap Value Funds                                      817,917
--------------------------------------- ---------------------------------------- ---------------------------------
Precious Metals                         Lipper Gold Funds                                                (27,758)
--------------------------------------- ---------------------------------------- ---------------------------------
Small Cap Advantage                     Lipper Small-Cap Core Funds                                        89,147
--------------------------------------- ---------------------------------------- ---------------------------------
Small Cap Growth                        Lipper Small-Cap Growth Funds                                   (249,698)
--------------------------------------- ---------------------------------------- ---------------------------------
Strategy Aggressive                     Lipper Mid-Cap Growth Funds                                     (854,620)
------------------------------------------------------------------------------------------------------------------
Fiscal year ending May 31
------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------------------- ---------------------------------
Aggressive Growth                       Lipper Mid-Cap Growth Funds                                         1,158
--------------------------------------- ---------------------------------------- ---------------------------------
Fundamental Growth                      Lipper Large-Cap Growth Funds                                    (31,784)
--------------------------------------- ---------------------------------------- ---------------------------------
Fundamental Value                       Lipper Large-Cap Value Funds                                       39,947
--------------------------------------- ---------------------------------------- ---------------------------------
Select Value                            Lipper Multi-Cap Value Funds                                    (211,710)
--------------------------------------- ---------------------------------------- ---------------------------------
Small Cap Equity                        Lipper Small-Cap Core Funds                                       (4,445)
--------------------------------------- ---------------------------------------- ---------------------------------
Small Cap Value                         Lipper Small-Cap Value Funds                                    (576,478)
--------------------------------------- ---------------------------------------- ---------------------------------
Value                                   Lipper Large-Cap Value Funds                                     (69,520)
------------------------------------------------------------------------------------------------------------------
Fiscal year ending June 30
------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------------------- ---------------------------------
Dividend Opportunity                    Lipper Equity Income Funds                                         29,485
--------------------------------------- ---------------------------------------- ---------------------------------
Real Estate*                            Lipper Real Estate Funds                                            8,364
------------------------------------------------------------------------------------------------------------------
Fiscal year ending July 31
------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------------------- ---------------------------------
Disciplined Equity                      Lipper Large-Cap Core Funds                                        15,749
--------------------------------------- ---------------------------------------- ---------------------------------
Discovery                               Lipper Small-Cap Core Funds                                        39,153
--------------------------------------- ---------------------------------------- ---------------------------------
Growth                                  Lipper Large-Cap Growth Funds                                   1,705,757
--------------------------------------- ---------------------------------------- ---------------------------------
Large Cap Equity                        Lipper Large-Cap Core Funds                                     (414,150)
--------------------------------------- ---------------------------------------- ---------------------------------
Large Cap Value                         Lipper Large-Cap Value Funds                                     (14,485)
--------------------------------------- ---------------------------------------- ---------------------------------
New Dimensions                          Lipper Large-Cap Growth Funds                                (10,062,023)
------------------------------------------------------------------------------------------------------------------
Fiscal year ending September 30
------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------------------- ---------------------------------
Balanced                                Lipper Balanced Funds                                           (139,930)
--------------------------------------- ---------------------------------------- ---------------------------------
Diversified Equity Income               Lipper Equity Income Funds                                      2,773,419
--------------------------------------- ---------------------------------------- ---------------------------------
Mid Cap Value                           Lipper Mid-Cap Value Funds                                        227,086
--------------------------------------- ---------------------------------------- ---------------------------------
Stock                                   Lipper Large-Cap Core Funds                                     (642,172)
--------------------------------------- ---------------------------------------- ---------------------------------
Strategic Allocation                    Lipper Flexible Portfolio Funds                                 (311,872)
------------------------------------------------------------------------------------------------------------------
Fiscal year ending October 31
------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------------------- ---------------------------------
Emerging Markets                        Lipper Emerging Markets Funds                                   (232,104)
--------------------------------------- ---------------------------------------- ---------------------------------
European Equity                         Lipper European Funds                                           (157,194)
--------------------------------------- ---------------------------------------- ---------------------------------
Global Balanced                         Lipper Global Flexible Funds                                     (66,573)
--------------------------------------- ---------------------------------------- ---------------------------------
Global Equity                           Lipper Global Funds                                             (570,426)
--------------------------------------- ---------------------------------------- ---------------------------------
Global Technology                       Lipper Science and Technology Funds                               234,130
--------------------------------------- ---------------------------------------- ---------------------------------
International Aggressive Growth         Lipper International Multi-Cap Growth                              39,785
                                                                           Funds
--------------------------------------- ---------------------------------------- ---------------------------------
International Equity                    Lipper International Funds                                       (48,163)
--------------------------------------- ---------------------------------------- ---------------------------------
International Opportunity               Lipper International Large-Cap Core                             (452,904)
                                                                           Funds
--------------------------------------- ---------------------------------------- ---------------------------------
International Select Value              Lipper International Multi-Cap Value                              218,467
                                                                           Funds
--------------------------------------- ---------------------------------------- ---------------------------------
International Small Cap                 Lipper International Small-Cap Funds                             (35,481)
------------------------------------------------------------------------------------------------------------------
Fiscal year ending November 30
------------------------------------------------------------------------------------------------------------------
--------------------------------------- ---------------------------------------- ---------------------------------
Mid Cap Growth                          Lipper Mid-Cap Growth Funds                                   (2,001,794)
--------------------------------------- ---------------------------------------- ---------------------------------


* The first adjustment will be made six months after the first public sales of the fund. The comparison period will increase by one month each month until it reaches 12 months.

The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.


Statement of Additional Information - Oct. 3, 2005                  Page 84

           Table 16. Performance Incentive Adjustment Calculation

------------------------------------------------------- --------------------------------------------------------
                     Equity Funds                                           Balanced Funds
------------------- ----------------------------------- ----------------- --------------------------------------
Performance         Adjustment Rate                     Performance       Adjustment Rate
Difference                                              Difference
------------------- ----------------------------------- ----------------- --------------------------------------
0.00%-0.50%         0                                   0.00%-0.50%       0
------------------- ----------------------------------- ----------------- --------------------------------------
0.50%-1.00%         6 basis points times the            0.50%-1.00%       6 basis points times the performance
                    performance difference over 0.50%                     difference over 0.50% (maximum of 3
                    (maximum of 3 basis points if a                       basis points if a 1% performance
                    1% performance difference)                            difference)
------------------- ----------------------------------- ----------------- --------------------------------------
1.00%-2.00%         3 basis points, plus 3 basis        1.00%-2.00%       3 basis points, plus 3 basis points
                    points times the performance                          times the performance difference
                    difference over 1.00% (maximum 6                      over 1.00% (maximum 6 basis points
                    basis points if a 2% performance                      if a 2% performance difference)
                    difference)
------------------- ----------------------------------- ----------------- --------------------------------------
2.00%-4.00%         6 basis points, plus 2 basis        2.00%-3.00%       6 basis points, plus 2 basis points
                    points times the performance                          times the performance difference
                    difference over 2.00% (maximum 10                     over 2.00% (maximum 8 basis points
                    basis points if a 4% performance                      if a 3% performance difference)
                    difference)
------------------- ----------------------------------- ----------------- --------------------------------------
4.00%-6.00%         10 basis points, plus 1 basis       3.00% or more     8 basis points
                    point times the performance
                    difference over 4.00% (maximum 12
                    basis points if a 6% performance
                    difference)
------------------- ----------------------------------- ----------------- --------------------------------------
6.00% or more       12 basis points
------------------- ----------------------------------- ----------------- --------------------------------------

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of Board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

Statement of Additional Information - Oct. 3, 2005                  Page 85


                              Table 17. Management Fees and Nonadvisory Expenses
-------------------------------------------- ----------------------------------------- -------------------------------------
                   Fund                                  Management Fees                       Nonadvisory expenses
-------------------------------------------- ----------------------------------------- -------------------------------------
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
                                                 2005          2004          2003         2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                   $55,141(a)           N/A           N/A      $34,746          N/A         N/A
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Portfolio Builder Conservative                  23,875(a)           N/A           N/A       43,296          N/A         N/A
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Portfolio Builder Moderate                      93,838(a)           N/A           N/A      142,907          N/A         N/A
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Portfolio Builder Moderate Aggressive          112,009(a)           N/A           N/A      116,480          N/A         N/A
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Portfolio Builder Moderate Conservative         43,118(a)           N/A           N/A       75,264          N/A         N/A
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Portfolio Builder Total Equity                  43,835(a)           N/A           N/A       27,696          N/A         N/A
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Small Company Index                             4,547,058     3,962,556     4,217,776      536,282      604,079     630,193
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
S&P 500 Index                                     933,587       954,894       632,281    (402,204)     (24,079)   (301,463)
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
----------------------------------------------------------------------------------------------------------------------------
Equity Value                                    6,836,800     6,126,938     5,929,794      465,953      493,392     514,413
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Precious Metals                                   659,595       724,228       478,457      176,012      175,964     208,238
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Small Cap Advantage                             6,341,134     5,102,126     3,593,634      533,489      227,451     354,549
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Small Cap Growth                                2,276,290     2,359,429     1,747,120      421,008      360,064   (136,353)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Strategy Aggressive                             3,390,499     4,338,334     4,964,632      451,456      585,955     577,160
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                 399,501       117,564      3,774(b)       82,999       18,117    1,282(b)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Fundamental Growth                                410,475        79,513      3,368(b)      177,899       24,370      489(b)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Fundamental Value                               5,556,219     3,377,169     2,055,809      488,580      210,468    (38,629)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
High Yield Bond                                14,973,845    15,136,003    12,593,999      817,018    1,035,459     900,663
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Select Value                                    5,256,934     2,995,527     1,268,532      423,030      283,570    (42,902)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Selective                                       4,922,235     6,210,559     7,763,060    (230,799)      522,092     460,190
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Short Duration U.S. Government                 10,141,504    14,303,395    15,837,132    (958,143)    1,172,005   1,516,688
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Small Cap Equity                                1,560,155     1,108,923       375,456        6,490     (76,600)    (50,972)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Small Cap Value                                 9,857,858     7,749,795     5,539,260      788,885      675,289   (136,624)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
U.S. Government Mortgage                        1,532,464     2,063,726     1,714,820    (188,134)       18,299     101,644
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Value                                           3,311,867     2,926,194     1,925,005      285,856      202,871      42,263
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
----------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                           1,010,591     1,129,991     1,273,942      116,440      139,264     126,709
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Dividend Opportunity                            6,201,403     5,081,258     7,090,687      453,329      596,965     562,883
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Insured Tax-Exempt                              1,801,898     2,078,914     2,214,318      165,805      187,506     180,424
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Massachusetts Tax-Exempt                          372,649       427,506       455,856       43,112       52,958      54,428
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Michigan Tax-Exempt                               294,025       342,995       387,348       36,732       43,425      53,043
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Minnesota Tax-Exempt                            1,895,714     2,045,996     2,129,734      161,536      182,884     159,041
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
New York Tax-Exempt                               434,449       495,538       549,702       54,945       62,139      73,579
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Ohio Tax-Exempt                                   307,214       360,176       397,430       38,356       43,070      54,325
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Real Estate                                       725,491     37,549(c)           N/A      133,564     8,198(c)         N/A
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
----------------------------------------------------------------------------------------------------------------------------
Cash Management                                12,052,160    14,155,568    17,632,026    1,220,672    2,243,652   2,781,187
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Core Bond                                         846,872       417,836     32,016(d)       99,940       69,699    7,553(d)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Disciplined Equity                                408,720        83,580     11,265(e)      130,016        8,110    4,595(e)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Discovery                                       1,074,727     1,239,497       752,017      369,132      177,032     128,264
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Growth                                         18,968,320    16,372,054    20,057,173    1,217,404    1,219,778   1,262,092
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Income Opportunities                            1,954,757       985,862     38,550(d)      214,865      133,277   15,960(d)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Inflation Protected Securities                    552,220     66,055(f)           N/A       28,432     5,260(f)         N/A
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Large Cap Equity                                9,680,873     2,441,621       342,000      161,534      391,817      40,890
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Large Cap Value                                   803,736       446,686       139,254      293,194      129,014      22,043
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Limited Duration Bond                             960,788       571,688     34,385(d)       57,170       61,331    7,837(d)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
New Dimensions                                 60,896,353    74,353,086    90,852,746    4,912,847    3,537,012   4,234,549
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------


Statement of Additional Information - Oct. 3, 2005                  Page 86

-------------------------------------------- ----------------------------------------- -------------------------------------
                   Fund                                  Management Fees                       Nonadvisory expenses
-------------------------------------------- ----------------------------------------- -------------------------------------
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
                                                 2004          2003          2002         2004         2003         2002
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
----------------------------------------------------------------------------------------------------------------------------
Diversified Bond                               15,409,504    18,159,757    18,809,556      575,900    1,058,347     787,862
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
----------------------------------------------------------------------------------------------------------------------------
Balanced                                      7,736,525       7,434,993     9,074,291      707,529      567,687     726,098
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Diversified Equity Income                      17,374,369     9,509,660    11,851,751      993,686      701,496     836,049
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Mid Cap Value                                   2,537,342       755,866    261,610(g)      271,072       63,479   11,282(g)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Stock                                          11,111,422    10,665,505    15,120,564      582,837      641,829     738,889
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Strategic Allocation                            5,004,559     5,083,754     6,670,033      629,876      498,156     610,477
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                2,770,886     2,181,279     2,578,135      519,598      477,412     491,764
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
European Equity                                   872,149       959,764     1,483,797      236,203      143,588     221,341
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Global Balanced                                   699,824       702,933       882,643      171,229      189,130     178,732
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Global Bond                                     4,143,713     4,084,088     3,677,461      427,277      450,208     359,934
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Global Equity                                   3,302,062     3,763,415     5,986,053      506,708      476,898     611,344
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Global Technology                               1,812,789     1,185,180     1,358,065      304,625      235,797     330,225
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
International Aggressive Growth                 1,878,346     1,114,731       690,573      250,484       69,337      65,305
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
International Equity                            1,015,577       439,777     15,692(h)      316,320      131,195    6,693(h)
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
International Opportunity                       2,926,933     2,672,683     4,334,965      442,832      451,756     563,325
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
International Select Value                      6,467,621     3,341,744     1,253,447      473,274      152,203     145,369
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
International Small Cap                           600,389       183,744      8,611(h)      208,586       63,029    3,583(h)
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                 10,550,526    10,432,639    11,492,378      744,839      600,194     527,223
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Tax-Exempt High Income                         20,079,644    21,646,724    21,993,068      976,647      892,351     737,356
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Intermediate Tax-Exempt Bond                      752,882       704,089       381,710      136,017      101,093      78,153
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------
Tax-Exempt Bond                                 3,457,986     3,967,418     4,086,654      248,267      270,404     225,129
----------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                           515,265       678,981       725,514      177,477      218,380     195,140
-------------------------------------------- ------------- ------------- ------------- ------------ ------------ -----------

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(g) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(h) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with goals and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadviers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.


The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.


Statement of Additional Information - Oct. 3, 2005                  Page 87

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                     Table 18. Subadvisers and Subadvisory Agreement Fee Schedules
---------------------------- -------------------------------------------- -------------- --------------------------
                                                                             Parent
           Fund                            Subadviser name                 Company, if         Fee schedule
                                                                               any
---------------------------- -------------------------------------------- -------------- --------------------------
For funds with fiscal period ending March 31
---------------------------- -------------------------------------------- -------------- --------------------------
Small Cap Advantage          Kenwood Capital Management LLC (Kenwood)*          A                  0.35%
                             (effective May 4, 1999)
---------------------------- -------------------------------------------- -------------- --------------------------
Small Cap Growth             Essex Investment Management Company, LLC           B         0.70% on the first $20
                             (Essex)                                                       million, reducing to
                             (effective Sept. 23, 2005)                                  0.60% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             MDT Advisers, Inc. (MDTA)                         N/A          0.60% on the first
                             (effective Sept. 23, 2005)                                        $100 million
---------------------------- -------------------------------------------- -------------- --------------------------
                             Turner Investment Partners, Inc. (Turner)         N/A        0.60% on the first $50
                             (effective Aug. 18, 2003)                                     million, reducing to
                                                                                         0.50% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             UBS Global Asset Management (Americas)            N/A        0.55% on the first $150
                             (UBS)                                                         million, reducing to
                             (effective Aug. 18, 2003)                                   0.50% as assets increase
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
-------------------------------------------------------------------------------------------------------------------
---------------------------- -------------------------------------------- -------------- --------------------------
Aggressive Growth            American Century Investment Management,           N/A        0.50% on the first $100
                             Inc. (American Century)                                       million, reducing to
                             (effective April 24, 2003)                                  0.38% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Turner Investment Partners, Inc. (Turner)         N/A        0.55% on the first $100
                             (effective April 24, 2003)                                    million, reducing to
                                                                                         0.38% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
Fundamental Growth           Goldman Sachs Asset Management L.P.                C         0.50% on the first $50
                             (Goldman)                                                     million, reducing to
                             (effective April 24, 2003)                                  0.30% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Wellington Management Company, LLP                N/A        0.50% on the first $50
                             (Wellington)                                                  million, reducing to
                             (effective April 2005)                                      0.40% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
Fundamental Value            Davis Advisors (Davis)*                           N/A        0.45% on the first $100
                             (effective June 18, 2001)                                     million, reducing to
                                                                                         0.35% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
Select Value                 GAMCO Asset Management Inc. (GAMCO)               N/A        .040% on the first $500
                             (effective Mar. 8, 2002)                                     million**, reducing to
                                                                                         0.30% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
Small Cap Equity             American Century                                  N/A        0.65% on the first $25
                             (effective Dec. 2003)                                        million**, reducing to
                                                                                         0.55% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Lord, Abbett & Co. (Lord, Abbett)                 N/A        0.65% on the first $100
                             (effective Dec. 2003)                                        million**, reducing to
                                                                                         0.55% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Wellington                                        N/A           0.60%, subject to
                             (effective Mar. 8, 2002)                                       possible adjustment
                                                                                            under a performance
                                                                                           incentive adjustment
---------------------------- -------------------------------------------- -------------- --------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 88

---------------------------- -------------------------------------------- -------------- --------------------------
                                                                             Parent
           Fund                            Subadviser name                 Company, if         Fee schedule
                                                                               any
---------------------------- -------------------------------------------- -------------- --------------------------
Small Cap Value              Royce & Associates, LLC. (Royce)                   D         0.80% on the first $100
                             (effective June 18, 2001)                                    million**, reducing to
                                                                                         0.60% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Goldman                                           N/A        0.60% on the first $100
                             (effective Aug. 8, 2003)                                     million**, reducing to
                                                                                         0.55% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Barrow, Hanley, Mewhinney & Strauss (BHMS)         E         1.00% on the first $10
                             (effective Mar. 12, 2004)                                    million**, reducing to
                                                                                         0.30% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Donald Smith & Co. Inc. (Donald Smith)            N/A        0.60% on the first $175
                             (effective Mar. 12, 2004)                                    million**, reducing to
                                                                                         0.55% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Franklin Portfolio Associates LLC                  F         0.60% on the first $100
                             (Franklin Portfolio Associates)                              million**, reducing to
                             (effective Mar. 12, 2004)                                   0.55% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
Value                        Lord, Abbett                                      N/A        0.35% on the first $200
                             (effective June 18, 2001)                                     million, reducing to
                                                                                         0.25% as assets increase
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
-------------------------------------------------------------------------------------------------------------------
---------------------------- -------------------------------------------- -------------- --------------------------
Discovery                    American Century                                  N/A        0.65% on the first $25
                             (effective Dec. 22, 2003)                                    million**, reducing to
                                                                                         0.55% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Lord Abbett                                       N/A        0.65% on the first $100
                             (effective Dec. 22, 2003)                                    million**, reducing to
                                                                                         0.55% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Wellington                                        N/A           0.60%, subject to
                             (effective Sept. 1, 2002)                                      possible adjustment
                                                                                            under a performance
                                                                                           incentive adjustment
-------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
-------------------------------------------------------------------------------------------------------------------
---------------------------- -------------------------------------------- -------------- --------------------------
Emerging Markets             Threadneedle International Limited *               G         0.45% of the first $15
                             (Threadneedle)                                                million, reducing to
                             (effective July 10, 2004)                                        0.30% as assets
                                                                                         increase, and subject to
                                                                                          a performance incentive
                                                                                               adjustment***
---------------------------- -------------------------------------------- -------------- --------------------------
European Equity              Threadneedle*                                      G         0.35% of the first $15
International Opportunity    (effective July 10, 2004)                                     million, reducing to
                                                                                              0.20% as assets
                                                                                         increase, and subject to
                                                                                          a performance incentive
                                                                                               adjustment***
---------------------------- -------------------------------------------- -------------- --------------------------
Global Balanced              Threadneedle*                                      G         0.35% of the first $15
Global Equity                (effective July 10, 2004)                                     million, reducing to
                                                                                              0.20% as assets
                                                                                         increase, and subject to
                                                                                          a performance incentive
                                                                                               adjustment***
---------------------------- -------------------------------------------- -------------- --------------------------
International Aggressive     American Century Global Investment                 H         0.65% on the first $100
Growth                       Management, Inc. (ACGIM)                                      million, reducing to
                             (effective Jan. 1, 2005)                                    0.50% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Columbia Wanger Asset Management L.P.              I         0.70% on the first $100
                             (Columbia WAM)                                                million, reducing to
                             (effective Sept. 5, 2001)                                   0.50% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
International Equity         The Boston Company Asset Management, LLC           J         0.50% on the first $150
                             (Boston Company)                                              million, reducing to
                             (effective Sept. 25, 2002)                                  0.35% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Marsico Capital Management, LLC (Marsico)          K         0.55% on the first $100
                              (effective Oct. 1, 2004)                                     million, reducing to
                                                                                         0.45% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
International Select Value   Alliance Capital Management L.P.                  N/A        0.65% on the first $75
                             (Alliance Capital)                                            million, reducing to
                             (effective Sept. 17, 2001)                                  0.30% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 89

---------------------------- -------------------------------------------- -------------- --------------------------
                                                                             Parent
Fund                         Subadviser name                               Company, if         Fee schedule
                                                                               any
---------------------------- -------------------------------------------- -------------- --------------------------
International Small Cap      Templeton Investment Counsel, LLC                 N/A        0.70% on the first $50
                             (Franklin Templeton)                                          million, reducing to
                             (effective Sept. 25, 2002)                                  0.50% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------
                             Wellington Management Company, LLP                N/A        0.75% on the first $100
                             (Wellington Management)                                       million, reducing to
                             (effective Sept. 25, 2002)                                  0.60% as assets increase
---------------------------- -------------------------------------------- -------------- --------------------------


  * Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as a direct wholly-owned subsidiary of Ameriprise Financial.

 ** Based on the combined net assets subject to the subadviser's investment management.

*** The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the Lipper Index described in Table 15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.

A   - Kenwood is an indirect partially-owned subsidiary of Ameriprise
      Financial.

B   - Essex is majority owned by Affiliated Managers Group.

C   - Goldman is an affiliate of Goldman Sachs & Co.

D   - Royce is a direct wholly-owned subsidiary of Legg Mason, Inc.

E   - BHMS is an independent-operating subsidiary of Old Mutual Asset
      Management.

F   - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of
      Mellon Financial Corporation.

G   - Threadneedle is a direct wholly-owned subsidiary of Ameriprise
      Financial.

H   - ACGIM is a wholly-owned subsidiary of American Century.

I   - Columbia WAM is an indirect wholly-owned subsidiary of Columbia
      Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation.

J   - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.

K   - Marsico is an indirect wholly-owned subsidiary of Bank of America
      Corporation.


The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                                                 Table. 19. Subadvisory Fees
--------------------------- --------------------------------------------- -------------------------------------------
           Fund                              Subadviser                             Subadvisory fees paid
--------------------------- --------------------------------------------- -------------------------------------------
                                                                               2005            2004         2003
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
---------------------------------------------------------------------------------------------------------------------
Small Cap Advantage         Kenwood                                            $3,089,403    $2,282,191   $1,740,599
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Small Cap Growth            Essex                                               Effective      N/A           N/A
                                                                                  9/23/05
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            MDTA                                                Effective      N/A           N/A
                                                                                  9/23/05
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Turner                                                371,758       241,927      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            UBS                                                   342,815       224,007      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former Subadviser: Bjurman, Barry &                   366,178       274,992      N/A
                            Associates (from Aug. 18, 2003 to Sept. 23,
                            2005)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former Subadviser: RS Investment                      581,602       565,391      400,545
                            Management, L.P. (from Jan. 24, 2001 to
                            Sept. 23, 2005)
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth           American Century                                      114,981        32,431     1,218(a)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Turner                                                119,529        36,468     1,359(a)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Fundamental Growth          Wellington*                                         21,015(b)      N/A           N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Goldman                                               143,448        28,129     1,205(a)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  Eagle Asset Management,        139,312(c)        28,655     1,249(a)
                            Inc., a subsidiary of Raymond James
                            Financial, Inc. (from April 7, 2003 to
                            April 26, 2005)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Fundamental Value           Davis                                               2,834,365     1,946,906    1,156,584
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Select Value                GAMCO                                                  46,074     1,642,235      626,588
--------------------------- --------------------------------------------- ---------------- ------------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 90

--------------------------- --------------------------------------------- -------------------------------------------
           Fund                              Subadviser                             Subadvisory fees paid
--------------------------- --------------------------------------------- -------------------------------------------
                                                                               2005            2004         2003
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Small Cap Equity            American Century                                      302,079        90,891      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Lord, Abbett                                          278,497        93,666      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Wellington*                                           388,922       339,459       99,787
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  Pilgrim Baxter &                N/A            N/A            98,829
                            Associates, Ltd (from inception to Dec.
                            2003)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Small Cap Value             Goldman                                             1,599,715       883,316      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Royce                                               2,287,184     3,103,451    2,373,829
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Franklin Portfolio Associates                         957,263       134,324      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            BHMS                                                  823,441       126,801      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Donald Smith                                          992,659       130,862      N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  National City                   N/A            N/A           124,993
                            Investment Co. (from inception to August
                            2003)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  Third Avenue Management         N/A           1,087,918      947,437
                            LLC (from inception to March 2004)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Value                       Lord, Abbett                                        1,389,323     1,251,762      878,954
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
---------------------------------------------------------------------------------------------------------------------
Discovery                   American Century                                      261,637       131,822          N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Lord, Abbett                                          279,061       151,513          N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Wellington*                                           458,629       620,176      342,165
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  Pilgrim Baxter                        N/A           N/A      337,687
                            (from April 2002 to December 2003)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                                                                               2004            2003         2002
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
---------------------------------------------------------------------------------------------------------------------
Emerging Markets            Threadneedle                                          361,626      N/A           N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  American Express Asset            942,983     1,033,684    1,168,791
                            Management International Inc. (AEAMI)
                            (from inception until July 2004)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
European Equity             Threadneedle                                          131,177      N/A           N/A
                            --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  AEAMI                             316,031       448,432      668,033
                            (from inception until July 2004)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Global Balanced             Threadneedle                                           96,408      N/A           N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  AEAMI                             151,173       208,168      416,452
                            (from inception until July 2004)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
Global Equity               Threadneedle                                          449,149      N/A           N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  AEAMI                             484,676     1,841,195    3,015,169
                            (from inception until July 2004)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
International Aggressive    American Century                                      542,561       394,806      224,250
Growth
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Columbia WAM                                          709,378       422,056      251,311
--------------------------- --------------------------------------------- ---------------- ------------- ------------
International Equity        Boston Company                                        288,191       118,846        5,039
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Marsico                                                30,840      N/A           N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser: Putnam Investment                  308,350       142,969        6,823
                            Management, LLC (from inception until
                            Sept. 30, 2004)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
International Opportunity   Threadneedle                                          434,968      N/A           N/A
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Former subadviser:  AEAMI                           1,000,707     1,407,484    2,319,155
                            (from inception until July 2004)
--------------------------- --------------------------------------------- ---------------- ------------- ------------
International Select Value  Alliance Capital                                    2,869,277     1,604,035      749,095
--------------------------- --------------------------------------------- ---------------- ------------- ------------
International Small Cap     Franklin Templeton                                    200,710        56,399        3,435
--------------------------- --------------------------------------------- ---------------- ------------- ------------
                            Wellington*                                           215,256        62,802        3,545
--------------------------- --------------------------------------------- ---------------- ------------- ------------


* Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.

(a) For fiscal period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(b)   For fiscal period from April 26, 2005 to May 31, 2005.

(c)   For fiscal period from June 1, 2004 to April 26, 2005.


Statement of Additional Information - Oct. 3, 2005                  Page 91

Portfolio Managers. The following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                                    Table 20. Portfolio Managers

----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------

      Fund                                                                                               Potential    Structure of
                      Portfolio Manager               Other Accounts Managed             Ownership of    Conflicts    Compensation
                                                                                         Fund Shares    of Interest

----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
                                                                        Approximate
                                                                         Total Net
                                                                           Assets
                                               Number and type of        (excluding
                                                     account             the fund)
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio         Kent M. Bergene             None(a)                                   None                (1)           (1)
Builder           David M. Joy                None                                      None
Aggressive        Michelle M. Keeley          None(b)                                   None
                  William F. Truscott         None(b)                                   None
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------
Portfolio         Kent M. Bergene             None(a)                                   None
Builder           David M. Joy                None                                      None
Conservative      Michelle M. Keeley          None(b)                                   None                (1)           (1)
                  William F. Truscott         None(b)                                   None
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------
Portfolio         Kent M. Bergene             None(a)                                   None
Builder Moderate  David M. Joy                None                                      None
                  Michelle M. Keeley          None(b)                                   None                (1)           (1)
                  William F. Truscott         None(b)                                   None
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------
Portfolio         Kent M. Bergene             None(a)                                   $1 - $10,000
Builder           David M. Joy                None                                      None
Moderate          Michelle M. Keeley          None(b)                                   None                (1)           (1)
Aggressive        William F. Truscott         None(b)                                   $100,001
                                                                                        -$500,000
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------
Portfolio         Kent M. Bergene             None(a)                                   None
Builder           David M. Joy                None                                      None
Moderate          Michelle M. Keeley          None(b)                                   None                (1)           (1)
Conservative      William F. Truscott         None(b)                                   None
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------
Portfolio         Kent M. Bergene             None(a)                                   None
Builder Total     David M. Joy                None                                      $100,001 -
Equity                                                                                  $500,000            (1)           (1)
                  Michelle M. Keeley          None(b)                                   None
                  William F. Truscott         None(b)                                   None
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------
Small Company     David Factor, CFA           2 registered            $0.7 billion      None                (2)           (2)
Index                                         investment companies
                                              (RICs); $2.6 billion
                                              2 pooled investment
                                              vehicles (PIVs)
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------
S&P 500 Index     David Factor, CFA           2 RICs                  $1.7 billion      None                (2)           (2)
                                              2 PIVs                  $2.6 billion
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
------------------------------------------------------------------------------------------------------------------------------------
Equity Value      Warren Spitz                5 RICs(c)               $4.4 billion      $50,001 -           (2)           (3)
                                              2 PIVs                  $216.3 million    $100,000
                  ---------------------------                                           ---------------
                  Steve Schroll                                                         $10,001 -
                                                                                        $50,000
                  ---------------------------                                           ---------------
                  Laton Spahr                                                           $1 - $10,000

----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------

Precious Metals   Clay Hoes                   1 PIV                   $13.9 million     $1 - $10,000     (2), (3)         (4)
----------------- --------------------------- ----------------------- ----------------- --------------- ------------ ---------------


Statement of Additional Information - Oct. 3, 2005                  Page 92

----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
      Fund                                                                                               Potential    Structure of
                      Portfolio Manager               Other Accounts Managed             Ownership of    Conflicts    Compensation
                                                                                         Fund Shares    of Interest
----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
                                                                        Approximate
                                                                         Total Net
                                                                           Assets
                                               Number and type of        (excluding
                                                     account             the fund)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap         RSIM: John L. Wallace(d)   4 RICs                   $1.5 billion      None                (4)           (6)
Growth                                       3 PIVs                   $15.9 million
                                             6 other accounts         $277.6 million
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  RSIM: John H. Seabern(d)   1 RIC                    $953.8 million
                                             5 other accounts         $252 million
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Turner: William C. McVail  15 RICs                  $2.4 billion      None                (5)           (7)
                                             45 PIVs                  $2.2 billion
                                             37 other accounts;       $1.4 billion
                                             (for 1 PIV and 2 other
                                             accounts(c))
                  -------------------------- ------------------------ -----------------
                  Turner:                    16 RICs                  $2.0 billion
                  Christopher K. McHugh      49 PIVs                  $2.4 billion
                                             35 other accounts        $1.3 billion
                                             (for 1 PIV and 2 other
                                             accounts(c))
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Turner: Frank L.           4 RICs                   $41 million       None                (5)           (7)
                  Sustersic                  11 PIVs                  $886 million
                                             32 other accounts        $881 million
                                             (for 2 RICs and 2
                                             other accounts(c))
                  -------------------------- ------------------------ -----------------
                  Turner:                    4 RICs                   $433 million
                  Jason D. Schrotberger      12 PIVs                  $966 million
                                             24 other accounts        $682 million
                                             (for 2 other
                                             accounts(c))
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  BB&A: O. Thomas Barry      7 RICs                   $824.2 million    None                (6)           (8)
                                             19 other accounts        $169.2 million
                  -------------------------- ------------------------ -----------------
                  BB&A: G. Andrew Bjurman    15 other accounts        $1.3 billion
                  -------------------------- ------------------------ -----------------
                  BB&A:                      38 other accounts        $41.2 million
                  Stephen W. Shipman         (for 8 accounts(c))
                  -------------------------- ------------------------ -----------------
                  BB&A: Patrick T. Bradford  1 RIC                    $7.3 million
                  -------------------------- ------------------------ -----------------
                  BB&A: Roberto P. Wu        5 other accounts         $7.9 million
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  UBS: Paul A. Graham        7 RICs (includes wrap    $764.9 million    None                (7)           (9)
                  UBS: David N. Wabnik       accounts as 1 model)
                                             2 PIVs                   $440.2 million
                                             7 other accounts         $406.1 million
                                             (for 1 other
                                             account(c))
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Small Cap         RiverSource Investments:   4 RICs(c)                $1.5 billion      None                (2)        (4), (10)
Advantage         Dimitris Bertsimas         1 PIV                    $12.7 million
                                             11 other accounts(g)     $84.9 million
                  -------------------------- ------------------------ -----------------
                  RiverSource Investments:   2 RICs(c)                $806.2 million
                  Jonathan Calvert
                  -------------------------- ------------------------ -----------------
                  Kenwood:  Jake Hurwitz     1 RIC(c)                 $185.3 million    $100,001 -       (2), (8)         (11)
                                             1 PIV                    $44.9 million     $500,000
                                             18 other accounts        $445.5 million
                  --------------------------                                            ---------------
                  Kenwood:  Kent Kelley                                                 $100,001 -
                                                                                        $500,000
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Strategy          Paul Rokosz                1 RIC                    $741.1 million    $10,000 -           (2)           (4)
Aggressive                                   2 PIVs                   $141.5 million    $50,000
                                             10 other accounts        $1.7 billion
                                             (for 2 RICs(c))
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------


Statement of Additional Information - Oct. 3, 2005                  Page 93

----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
      Fund                                                                                               Potential    Structure of
                      Portfolio Manager               Other Accounts Managed             Ownership of    Conflicts    Compensation
                                                                                         Fund Shares    of Interest
----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
                                                                        Approximate
                                                                         Total Net
                                                                           Assets
                                               Number and type of        (excluding
                                                     account             the fund)
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
------------------------------------------------------------------------------------------------------------------------------------
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Aggressive        Turner:                    18 RICs                  $2.2 billion      None                (5)           (7)
Growth            Christopher K. McHugh      30 PIVs                  $640 million
                                             59 other accounts        $3.1 billion
                  -------------------------- ------------------------ -----------------
                  Turner: Robert E. Turner   27 RICs                  $3.6 billion
                                             40 PIVs                  $1.6 billion
                                             88 other accounts        $5.2 billion
                  -------------------------- ------------------------ -----------------
                  Turner: William C. McVail  17 RICs                  $2.6 billion
                                             24 PIVs                  $504 million
                                             5 other accounts         $3.3 billion
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  American Century:          5 RICs                   $5.584 billion    None                (9)           (12)
                  Glen A. Fogle              1 other account          $27.823 million
                  -------------------------- ------------------------ -----------------
                  American Century:
                  David M. Holland
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Fundamental       Goldman: Herbert E.        49 RICs                  $10.7 billion     None               (11)        (14), (20)
Growth            Ehlers                     1 PIV                    $94.0 million
                                             542 other accounts       $18.0 billion
                  --------------------------
                  Goldman:
                  Gregory H. Ekizian
                  --------------------------
                  Goldman: David G. Shell
                  --------------------------
                  Goldman: Steven M. Barry
                  --------------------------
                  Goldman:
                  Kenneth T. Berents
                  --------------------------
                  Goldman: Andrew F. Pyne
                  --------------------------
                  Goldman: Scott Kolar
                  --------------------------
                  Goldman:
                  Prashant R. Khemka
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Wellington: John A.        9 RICs                   $2,709.4 million   None              (12)           (15)
                  Boselli                    7 PIVs                   $846.7 million
                                             33 other accounts        $5,232.5 million
                                             (for 1 other
                                             account(c))
                  --------------------------
                  Wellington:
                  Andrew J.  Schilling
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Fundamental       Davis: Christopher  C.     23 RICs                  $48 billion       None(e)            (10)           (13)
Value             Davis                      6 PIVs                   $853 million
                  Davis: Kenneth C.          30,000 other accounts    $9.9 billing
                  Feinberg                   (primarily managed
                                             money/ wrap accounts)
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
High Yield Bond   Scott Schroepfer           1 RIC                    $1.2 billion      $100,001 -          (2)           (4)
                                                                                        $500,000
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Selective         Tom Murphy                 8 RICs                   $6.2 billion      None                (2)           (4)
                                             3 PIVs                   $1.2 billion
                                             24 other accounts        $20.9 billion
                                             (for 3 RICs and 1
                                             other account(c))
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Scott Kirby                11 RICs                  $8.6 billion      $10,001 -
                                             7 PIVs                   $2.6 billion      $50,000
                                             46 other accounts        $22.9 billion
                                             (for 3 RICs and 1
                                             other account(c))
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Jamie Jackson              14 RICs                  $12.1 billion     $10,001 -
                                             6 PIVs                   $3.3 billion      $50,000
                                             31 other accounts        $5.3 billion
                                             (for 3 RICs and 1
                                             other account(c))
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Select Value      GAMCO: Mario Gabelli       24 RICs                  $11.9 billion(f)  None               (13)           (16)
                                             14 PIVs(c)               $707.7
                                             1,747 other accounts     million(f)
                                             (for 1 RIC and 3 other   $9.9 billion
                                             accounts(c))
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------


Statement of Additional Information - Oct. 3, 2005                  Page 94

----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
      Fund                                                                                               Potential    Structure of
                      Portfolio Manager               Other Accounts Managed             Ownership of    Conflicts    Compensation
                                                                                         Fund Shares    of Interest
----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
                                                                        Approximate
                                                                         Total Net
                                                                           Assets
                                               Number and type of        (excluding
                                                     account             the fund)
------------------------------------------------------------------------------------------------------------------------------------
Short Duration    Scott Kirby                11 RICs                  $7.9 billion      $10,001 -           (2)           (4)
U.S. Government                              7 PIVs                   $2.6 billion      $50,000
                                             46 other accounts        $22.9 billion
                                             (for 3 RICs and 1
                                             other account(c))
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Jamie Jackson              14 RICs                  $11.4 billion     $10,001 -
                                             6 PIVs                   $3.3 billion      $50,000
                                             31 other accounts        $5.3 billion
                                             (for 3 RICs and 1
                                             other account(c))
----------------- -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
Small Cap Equity  American Century:          13 RICs                  $8.720 billion                        (9)           (12)
                  Thomas P. Vaiana           2 other accounts         $229 million      None
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  American Century:          14 RICs                  $9.276 billion
                  William Martin             2 other accounts         $229 million
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  American Century:          5 RICs                   $2.123 billion
                  Wihelmine von Turk         2 other accounts         $229 million
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Lord, Abbett:              4 RICs                   $825.2 million    None               (14)           (17)
                  Michael T. Smith           7 other accounts         $534.6 million
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Wellington:                4 RICs                   $1,640.9 million  $500,001 -         (12)           (15)
                  Kenneth L. Abrams          3 PIVs                   $787.6 million    $1,000,000
                                             23 other accounts        $1,846.3 million
                                              (for 2 RICs and 1
                                             other account(c))
                  -------------------------- ------------------------ ----------------- --------------- ------------ ---------------
                  Wellington: Daniel J.      4 RICs                   $1,640.9 million  None
                  Fitzpatrick                3 PIVs                   $787.6 million
                                             16 other accounts        $1,830.2 million
                                             (for 2 RICs and 1
                                             other account(c))
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
Small Cap Value   Royce: Jay S. Kaplan       6 RICs                   $7 billion        None               (15)          (18)
                  -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
                  Goldman: Eileen Rominger   20 RICs                  $11.1 billion     None               (11)       (19), (20)
                                             2 PIVs                   $31.0 million
                                             280 other accounts       $5.41 billion
                  --------------------------
                  Goldman: Dolores Bamford
                  --------------------------
                  Goldman: David Berdon
                  --------------------------
                  Goldman: Lisa Parisi
                  -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
                  Goldman: J. Kelly Flynn    20 RICs                  $2.83 billion     None               (11)       (19), (20)
                                             2 PIVs                   $31.0 million
                                             6 other accounts         $634.0 million
                  --------------------------
                  Goldman: Chip Otness
                  -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
                  Donald Smith: Donald G.    2 RICs                   $0.786 billion    None               (16)          (21)
                  Smith                      1 PIV                    $0.171 billion
                                             23 other accounts        $1.807 billion
                  --------------------------
                  Donald Smith: Richard L.
                  Greenberg
                  -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
                  Franklin Portfolio         6 RICs (with 14 total    $13.5 billion     None               (17)          (22)
                  Associates: John S. Cone   portfolios)
                                             4 PIVs                   $0.7 billion
                                             82 other accounts        $14.3 billion
                  --------------------------
                  Franklin Portfolio
                  Associates: Michael F.
                  Dunn
                  --------------------------
                  Franklin Portfolio
                  Associates: Oliver E.
                  Buckley
                  --------------------------
                  Franklin Portfolio
                  Associates: Kristin J.
                  Crawford
                  --------------------------
                  Franklin Portfolio
                  Associates: Langton
                  Garvin
                  -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
                  BHMS: James S. McClure     3 RICs                   $392.0 million    None               (18)          (23)
                                             16 other accounts        $569.8 million
                  --------------------------
                  BHMS: John P. Harloe
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------


Statement of Additional Information - Oct. 3, 2005                  Page 95

----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
      Fund                                                                                               Potential    Structure of
                      Portfolio Manager               Other Accounts Managed             Ownership of    Conflicts    Compensation
                                                                                         Fund Shares    of Interest
----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
                                                                        Approximate
                                                                         Total Net
                                                                           Assets
                                               Number and type of        (excluding
                                                     account             the fund)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government   Scott Kirby                11 RICs                  $9.3 billion      $10,001 -          (2)            (4)
Mortgage                                     7 PIVs                   $2.6 billion      $50,000
                                             46 other accounts        $22.9 billion
                                             (for 3 RICs and 1
                                             other account(c))
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
Value             Lord, Abbett: Eli M.       14 RICs                  $23,867.2         None               (14)          (17)
                  Salzmann                   11 PIVs                  million
                                             53,962 other accounts    $756.2 million
                                             (for 1 other             $18,554.4
                                             account(c))              million
                  --------------------------
                  Lord, Abbett: Sholom
                  Dinsky
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
California        Dave Kerwin                9 RICs                   $5.84 billion     None               (2)            (4)
Tax-Exempt                                   0 PIVs
                                             18 other accounts        $7.46 billion
-----------------                                                                       ---------------
Insured                                                                                 None
Tax-Exempt
-----------------                                                                       ---------------
Massachusetts                                                                           None
Tax-Exempt
-----------------                                                                       ---------------
Michigan                                                                                None
Tax-Exempt
-----------------                                                                       ---------------
Minnesota                                                                               $50,001 -
Tax-Exempt                                                                              $100,000
-----------------                                                                       ---------------
New-York                                                                                None
Tax-Exempt
-----------------                                                                       ---------------
Ohio                                                                                    None
Tax-Exempt
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
Dividend          Warren Spitz               5 RICs(c)                $8.1 billion      Over               (2)            (3)
Opportunity                                  2 PIVs                   0.22 billion      $1,000,000
                                             0 other accounts
                  --------------------------                                            ---------------
                  Steve Schroll                                                         $100,001 -
                                                                                        $500,000
                  --------------------------                                            ---------------
                  Laton Spahr                                                           $10,001 -
                                                                                        $50,000
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
Real Estate       Julene Melquist            None                     $0                None             (2), (3)         (5)
                  --------------------------
                  J. Blair Brumley
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
For funds with fiscal period ending July 31
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
Core Bond         Tom Murphy                 8 RICs(h)                $6.87 billion     $10,001-$50,000    (2)            (4)
                                             3 PIVs                   $1.28 billion
                                             25 other accounts(g)     $21.02 billion
                  -------------------------- ------------------------ ----------------- ---------------
                  Jamie Jackson              12 RICs(h)               $9.16 billion     $10,001-$50,000
                                             6 PIVs                   $3.14 billion
                                             31 other accounts(g),    $5.88 billion
                                             (i)
                  -------------------------- ------------------------ ----------------- ---------------
                  Scott Kirby                11 RICs(h)               $9.14 billion     $10,001-$50,000
                                             7 PIVs                   $2.71 billion
                                             48 other accounts(g),    $23.49 billion
                                             (i)
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------
Disciplined       Dimitris Bertsimas         4 RICs(c)                $1.74 billion     None               (2)         (3), (10)
Equity                                       1 PIVs                   $11.7 million
                                             13 other accounts(g)     $84.8 million
                  -------------------------- ------------------------ ----------------- ---------------
                  Gina Mourtzinou            2 RICs(c)                $1.63 billion     $50,001-$100,000
                                             1 PIVs                   $11.7 million
                                             13 other accounts(g)     $84.8 million
----------------- -------------------------- ------------------------ ----------------- --------------- ----------- ----------------


Statement of Additional Information - Oct. 3, 2005                  Page 96

----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
      Fund                                                                                               Potential    Structure of
                      Portfolio Manager               Other Accounts Managed             Ownership of    Conflicts    Compensation
                                                                                         Fund Shares    of Interest
----------------- -------------------------- ------------------------------------------ --------------- ------------ ---------------
                                                                        Approximate
                                                                         Total Net
                                                                           Assets
                                               Number and type of        (excluding
                                                     account             the fund)
------------------------------------------------------------------------------------------------------------------------------------
Discovery          Lord Abbett:               3 RICs                   $1,031 million    None               (14)          (17)
                   Michael Smith              0 PIVs
                                              9 other accounts         $600.03 million
                   -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
                   American Century:          14 RICs                  $9.97 billion     None               (9)           (12)
                   William Martin             0 PIVs
                                              2 other accounts         $302.8 million
                   -------------------------- ------------------------ -----------------
                   American Century:          5 RICs                   $2.48 billion     None
                   Wilhelmine von Turk        0 PIVs
                                              2 other accounts         $302.8 million
                   -------------------------- ------------------------ -----------------
                   American Century:          13 RICs                  $9.39 billion
                   Thomas Vaiana              0 PIVs                                     None
                                              2 other accounts         $302.8 million
                   -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
                   Wellington:                4 RICs*                  $1,710 million*   None               (12)          (15)
                   Kenneth Abrams             3 PIV                    $841.2 million
                                              23 other accounts**      $1,999.7 million
                   -------------------------- ------------------------ ----------------- ---------------
                   Wellington:                4 RICs*                  $1,710 million*   None
                   Daniel Fitzpatrick         3 PIV                    $841.2 million
                                              16 other accounts**      $1,983.4
                                                                       million**
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
Growth             Nick Thakore               4 RICs(c)                $3.43 billion     $100,001-          (20)          (24)
                                              2 PIVs                   $244.06 million   $500,000
                                              0 other accounts
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
Income             Brian Lavin                1 RIC                    $40.83 million    $50,001-            (2)            (4)
Opportunities                                 1 PIV                    $50.11 million    $100,000
                                              0 other accounts
                   -------------------------- ------------------------ ----------------- ---------------
                   Jennifer Ponce de Leon     5 RICs                   $7.93 billion     $50,001-
                                              1 PIV                    $50.11 million    $100,000
                                              10 other accounts        $2.44  billion
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
Inflation          Jamie Jackson              12 RICs(h)               $9.13 billion     $10,001-$50,000    (2)            (4)
Protected                                     6 PIVs                   $3.14 billion
Securities                                    31 other account(g),     $5.88 billion
                                              (i)
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
Large Cap Equity   Nick Thakore               5 RICs(c)                $6.56 billion     $100,001-          (20)          (24)
                                              2 PIVs                   $244.05 million   $500,000
                                              0 other accounts
                   -------------------------- ------------------------ ----------------- ---------------
                   Bob Ewing                  6 RICs(c)                $5.7. billion     $100,001-
                                              2 PIVs                   $244.05 million   $500,000
                                              1 other account          $12.04 million
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
Large Cap Value    Bob Ewing                  6 RICs(c)                $7.11. billion    $500,001-          (20)          (24)
                                              2 PIVs                   $244.05 million   $1,000,000
                                              1 other account          $12.04 million
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
Limited Duration   Tom Murphy                 8 RICs(h)                $6.85 billion     $10,001-$50,000    (2)            (4)
Bond                                          3 PIVs                   $1.28 billion
                                              25 other accounts        $21.02 billion
                   -------------------------- ------------------------ ----------------- ---------------
                   Jamie Jackson              12 RICs(h)               $9.15 billion     $10,001-$50,000
                                              6 PIVs                   $3.14 billion
                                              48 other accounts(g),
                                              (i)                      $5.88 billion
                   -------------------------- ------------------------ ----------------- ---------------
                   Scott Kirby                11 RICs(h)               $9.12 billion     $10,001-$50,000
                                              7 PIVs                   $2.72 billion
                                              48 other accounts(g),    $23.49 billion
                                              (i)
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
New Dimensions     Gordon Fines               1 RIC(c)                 $2.32 billion     Over               (2)           (25)
                                              2 PIVs                   $145.9 million    $1,000,000
                                              7 other accounts         $1.72 billion
                   -------------------------- ------------------------ ----------------- ---------------
                   Michael Nance              1 RIC(c)                 $2.32 billion     None
                                              1 PIV                    $51.35 million
                                              13 other accounts(g)     $304.2 million
                   -------------------------- ------------------------ ----------------- --------------- ----------- ---------------
                   Trisha Schuster            1 RIC(c)                 $2.32 billion     $10,001-$50,000  (2), (3)        (26)
                                              0 PIVs
                                              0 other accounts
------------------ -------------------------- ------------------------ ----------------- --------------- ----------- ---------------


Statement of Additional Information - Oct. 3, 2005                  Page 97

  * Includes 2 accounts where advisory fee is based on account performance with approximately $1,491.2 million in total net assets as of July 31, 2005.

 ** Includes 1 account where advisory fee is based on account performance with approximately $300.2 million in total net assets as of July 31, 2005.


(a) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(b) Ms. Keeley, who serves as Senior Vice President, Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds of Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

(c) The advisory fee paid is based in part on the performance of the fund or account.

(d) Effective May 30, 2005, John Seabern is the sole portfolio manager of the portion of the fund managed by RSIM.

(e) Neither Christopher Davis nor Kenneth Feinberg own any shares of Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(f) Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts may contain additional assets under the primary responsibility of other portfolio managers.


(g) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(h) The advisory fee paid to RiverSource Investments on 3 of the RICs with approximately $643.57 million as of July 31, 2005 in aggregate net assets is based in part on performance. Messrs. Murphy, Jackson and Kirby manage the fixed income portion of those 3 RICs.

(i) The advisory fee paid to RiverSource Investments on 1 of the other accounts is based in part on performance. As of July 31, 2005, Mr. Jackson managed $0.21 million of that account, and Mr. Kirby managed $82.58 million of that account.


Potential Conflicts of Interest


(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

      Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

      Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

      o The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

      o Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.


Statement of Additional Information - Oct. 3, 2005                  Page 98

(2) RiverSource Investments portfolio managers may manage one or more mutual fund as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicles whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.


      RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution for all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RSIM seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RSIM and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RSIM may give advice and take actions with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RSIM's policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RSIM's policy that when the amount of securities of a particular issuer available to RSIM's client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RSIM generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RSIM's policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RSIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Statement of Additional Information - Oct. 3, 2005                  Page 99

(5) As is typical for many money managers, potential conflicts of interest may arise related to (a) Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, (b) the use of soft dollars and other brokerage practices, (c) the voting of proxies, (d) employee personal securities trading, (e) the side by side management of accounts with performance based fees and (f) accounts with fixed fees, and relating to a variety of other circumstances. In all cases, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) BB&A is a subadviser and adviser to other accounts whose investment focus may be similar to those of the fund. BB&A currently has the capacity to manage the fund and these other accounts, and the performance of the fund should not be adversely affected. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. BB&A endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. The Investment Policy Committee plans to manage mutual funds, separate accounts, wrap accounts and subadvised accounts so as not to exceed BB&A's ability to actively and proficiently manage all accounts.

(7) The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks, and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio managers and their team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS and the fund have adopted Codes of Ethics that govern personal trading but there is no assurance that the Codes will adequately address all such conflicts.

(8) Kenwood is an affiliate of Ameriprise Financial. The potential conflicts, responsibilities, policies and procedures described in paragraph (2) also apply to Kenwood.

(9) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

      Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes,

Statement of Additional Information - Oct. 3, 2005                  Page 100
      and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

      For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

      American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

      Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(10) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

      o The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

      o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

Statement of Additional Information - Oct. 3, 2005              Page 101

      o With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

      o Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(11) GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

      Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant fund. The Investment Professionals make investment decisions for the relevant fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the relevant fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant fund to Wellington Management. Because incentive payments are tied to revenues

Statement of Additional Information - Oct. 3, 2005                  Page 102
      earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of initial public offerings, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

(13) Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

      Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.


      Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the GAMCO Asset Management, Inc. (GAMCO) and its affiliates. GAMCO does business under the name Gabelli Asset Management Company.


      Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts, which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

      Selection of Broker/Dealers. Because of the portfolio manager's position with Gabelli & Company, Inc., an affiliate of GAMCO that is a registered broker-dealer, and his indirect majority ownership interest in Gabelli & Company, Inc., he may have an incentive to use Gabelli & Company, Inc. to execute portfolio transactions for the Fund even if using Gabelli & Company, Inc. is not in the best interest of the fund.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of GAMCO's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which GAMCO or its affiliates have investment interests. In Mr. Gabelli's case, GAMCO's

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      compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with nonperformance based accounts. In addition, he has investment interests in several of the funds managed by GAMCO and its affiliates. GAMCO and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for GAMCO and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.


(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a fund's transactions to the advantage of other accounts and to the detriment of the relevant. To address potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the relevant fund and the investments of other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.

      In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interest of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity, a structure that could give rise to additional conflict. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the relevant fund and the investments of other accounts.


(15) The fact that Mr. Kaplan has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, Mr. Kaplan may have an opportunity to purchase securities of limited availability. In this circumstance, Mr. Kaplan is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. Mr.
      Kaplan may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, Mr. Kaplan will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by Mr. Kaplan on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rata portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

Statement of Additional Information - Oct. 3, 2005              Page 104

(16) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

      Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

      Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(17) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

      FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(18) BHMS's portfolio managers manage one or more mutual funds as well as other types of accounts, such as separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations.


(19) BHMS has a fiduciary responsibility to all of the clients for which it manages accounts. BHMS seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner.
      BHMS has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. All clients are managed identically whether BHMS receives an asset based fee, a performance based fee or a combination of the two. All client accounts are treated equally as all purchases and sales of securities are aggregated.

(20) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics,


Statement of Additional Information - Oct. 3, 2005                  Page 105
      and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

      RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


Structure of Compensation


(1) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of AEFC's parent company and certain of its affiliates over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(2) The compensation of RiverSource Investments employees consists of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program. The portfolio manager's annual bonus is based on (i) the fund's assets, (ii) the fund's short-term and long-term tracking error compared to the benchmark index and (iii) the tracking error of two other index funds managed by the portfolio manager compared to the relevant index. Effective Jan. 1, 2005, the portfolio manager's annual bonus will be based on the foregoing factors as well as the performance of other accounts that he manages. RiverSource Investments' portfolio managers are provided benefits packages including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


(3) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in the company's 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level,


Statement of Additional Information - Oct. 3, 2005                  Page 106

      RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(4) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. An annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the team of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of the portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments' portfolio managers are provided with a benefits package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(5) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, plus a percentage of the assets of the funds they support as research analysts, and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(6) RSIM is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of the Growth Group or the Value Group. Messrs. Wallace and Seabern are members of the Growth Group (the "Group"). In establishing salaries and bonuses, RSIM considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RSIM sets salary and bonus levels by reference to other investment firms investing in similar categories. In consultation with RSIM's Co-Chief Executive Officers, the leaders of the Group, who include Mr. Wallace, determined all salaries and bonuses for the Group for the fiscal year ended Dec. 31, 2004. Salaries were based on industry standards, as described above. Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one-and three-year periods, with an emphasis on the most recent one-year period, and (2) experience. Assets under management did not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses. In addition, the Group's portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group's leaders, in consultation with RSIM's Co-Chief Executive Officers, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate


Statement of Additional Information - Oct. 3, 2005                  Page 107
      benchmarks), and overall contribution to the Group's investment process. Some of the Group's portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.


(7) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentives to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.


      The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional's compensation. The CIO is also responsible for identifying investment professionals who should be considered for equity ownership on an annual basis.


(8) BB&A compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and incentive bonuses based upon account performance. Salaries are competitive with industry standards. Account management commissions are a specific percentage of the account fees paid to the portfolio account manager(s) while the manager and account are still with the firm. Performance bonuses are paid as a specific percentage of the account fees to the portfolio manager(s) when that account's annual returns occur in the top quartile of the returns achieved by other managers having the same investment objective as the subject product.

(9) The compensation received by portfolio managers at UBS includes a base salary and incentive compensation based on their personal performance. UBS's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS's clients. Overall compensation can be grouped into four categories: 1) Competitive salary, benchmarked to maintain competitive compensation opportunities; 2) Annual bonus, tied to individual contributions and investment performance; 3) UBS equity awards, promoting company-wide success and employee retention; 4) Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff. The base salary is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns the investment professionals' interests with those of UBS's clients. Senior investment professionals, such as Messrs. Graham and Wabnik, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the


Statement of Additional Information - Oct. 3, 2005                  Page 108
      opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


(10) Funding for bonuses is also based on certain activities of the team in developing technology tools that can be used in RiverSource Investments' asset management business.

(11) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.

(12) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.


      Base Salary

      Portfolio managers receive base pay in the form of a fixed annual salary.

      Bonus

      A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


      With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund and Discovery Fund. In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.


      A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

Statement of Additional Information - Oct. 3, 2005                  Page 109

      A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

      Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

      Restricted Stock Plans

      Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

      Deferred Compensation Plans

      Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


(13)  Kenneth Feinberg's compensation as a Davis Advisors employee consists of
      (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.


      Christopher Davis's annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.


(14) GSAM and the GSAM Growth team's (the Growth Team) compensation package for its Portfolio Managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures performance on a market cycle basis, which typically measures a three-to-seven year period, rather than being focusing on short-term gains in their strategies or short-term contributions from a Portfolio Manager in any given year.


       The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other Portfolio Managers within the research process. Benchmarks for measuring performance can be either broad-based or narrow-based indices, which will vary based on client expectations. The benchmark for the Fundamental Growth Fund is the Russell 1000 Growth Index.

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      The Growth Team also considers each Portfolio Manager's individual performance, his or her contribution to the overall performance of the strategy long term, and his/her ability to work as a member of the Team.

      GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co., and anticipated compensation levels among competitor firms.


(15) Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals primarily responsible for the day-to-day management of the Fund includes a base salary and incentive components. The base salary for each investment professional who is a partner of Wellington Management is determined by the Managing Partners of the firm.

      A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the fund is linked to the gross pre-tax performance of the fund compared to the appropriate benchmark or peer group over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan. Messrs. Abrams, Boselli and Shilling are partners of the firm.

(16) Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by GAMCO for managing Select Value Fund. Net revenues are determined by deducting from gross investment management fees paid by the Fund the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby GAMCO will receive only its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by GAMCO for managing the account. The second component is based on


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

      absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the GAMCO parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.


(17) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the portfolio manager's experience, reputation and competitive market rates.


      Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, the funds' size and cash flows, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment to a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

      Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


(18) Mr. Kaplan receives from Royce a base salary, a performance bonus, a "Partners Pool" participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Mr. Kaplan's compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses.


      Base Salary - Mr. Kaplan is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of Mr. Kaplan's experience and responsibilities.

      Performance Bonus - Mr. Kaplan receives a quarterly performance bonus that is revenue-based, and therefore in part is based on the value of the accounts' net assets, determined with reference to each of the registered investment company accounts he manages. For Mr. Kaplan, the revenue-based performance bonus applicable to the registered investment company accounts he manages is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes.

      Payment of the performance bonus may be deferred as described below, and any amounts deferred are forfeitable, if a portfolio manager is terminated by Royce with or without cause or resigns. The amount of the deferred performance bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce registered investment company accounts selected by the portfolio manager at the beginning of the deferral period. The amount

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

      deferred will depend on the portfolio manager's total direct, indirect beneficial, and deferred unvested bonus investments in the Royce registered investment company account for which he is receiving portfolio management compensation.


      Partners Pool - Each portfolio manager, as well as other senior firm employees, participates in a quarterly pool relating to Royce's net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the portfolio manager is terminated with or without cause or resigns, and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.


      Benefit Package - Each portfolio manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, portfolio managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a small portion of a portfolio manager's overall compensation.


(19) GSAM and the GSAM Value Team's (the Value Team) compensation package for its Portfolio Managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees.
      Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.


      The performance bonus is significantly influenced by a 3-year period of investment performance. The following criteria are considered:

      o     Individual performance (relative, absolute)

      o     Team Performance (relative, absolute)

      o     Consistent performance that aligns with clients' objectives

      o     Achievement of top rankings (relative and competitive)

      The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index. As mentioned above, performance is measured on a 3-year basis.


(20) Other Compensation. GSAM offers a number of additional benefits/deferred compensation programs for all Portfolio Managers including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.


      Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


(21) The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at


Statement of Additional Information - Oct. 3, 2005      Page 113

      Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.


(22) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.


      FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.


(23) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.


      In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.


(24) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on mutual fund, institutional portfolio and hedge fund performance. With respect to mutual funds and institutional portfolios, funding for the bonus pool is determined by a percentage of the aggregate assets under management in these accounts managed by the portfolio managers, including the Fund, and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. With respect to hedge funds, funding for the bonus pool is a percentage of performance fees earned on the hedge funds managed by the portfolio managers. The percentage of the hedge fund performance fees used to fund the bonus pool is determined annually based on the performance of the mutual funds managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(25) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, and by the short-term (typically one year) and long-term (typically



Statement of Additional Information - Oct. 3, 2005              Page 114
      three year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(26) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, plus a percentage of the assets of the funds they support as research analysts and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


Basis for Board approving investment advisory contract.


Beginning in June 2005, the discussion regarding the basis for the Board's approval of the Investment Management Service Agreement and any subadvisory agreement is found in the fund's next annual or semiannual report following Board approval.

For funds that have not yet issued an annual or semiannual report since June 2005, the following information is provided regarding contracts between the fund and the investment manager or its affiliates, including the investment advisory contract, that were renewed in April 2004, generally based on the data as of the end of calendar year 2003. In renewing the contracts, members of the contracts committee first reviewed detailed written reports prepared by the investment manager, then the reports were reviewed by all other Board members. The reports were presented in meetings at which Board members asked questions in order to further understand the data. In addition, data prepared by independent sources, including Lipper Inc. (detailed fund data) and Strategic Insight (industry trends) was considered. The Board obtained representations that it had received all the information that the investment manager believed was reasonably necessary to evaluate the terms of the contracts. The factors used by the Board the conclusions drawn are set forth below.


The Board considered that:


    o The investment manager must provide those services necessary to effectively manage the fund's assets and to provide shareholders a range of investment options to meet long-term investment goals. These services include implementing investment decisions, managing cash flow, administering effective compliance programs, developing products, accessing distribution and operating processes to compute daily net assets and maintain financial records. The Board reviewed the services using surveys and benchmarks that are available from commercial providers, trade associations, and internal standards; compared those services with services required by other types of clients of the investment manager; and considered the allocation of costs among the



Statement of Additional Information - Oct. 3, 2005              Page 115
        services. Based on these comparisons the Board concluded that the services provided by the investment manager were those provided by other investment managers that offer mutual funds through personal investment advisers, the prices paid for the services were in line with those charged by these management companies, and the services are in the interest of shareholders.

    o The investment manager should be paid a fee that allows it to offer competitive compensation, make necessary investments and earn an appropriate profit. The Board considered the benefits derived by the investment manager from the use of commission dollars to buy services and from other business relationships with fund shareholders, compared publicly-available profitability reports of other investment managers, and concluded that the level of overall profitability in 2003 was appropriate in the short term though it may be too low on an ongoing basis.


For funds with fiscal period ending September 30, 2004

Additionally for Diversified Equity Income

The Board considered that:


    o Over time the investment manager's portfolio management team should achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the three-year period ended Dec. 31, 2003 was above the median of its Lipper competitive group.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for one year, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in an increase in the investment manager's investment management fee.


Additionally for Strategic Allocation

The Board considered that:


    o Over time the investment manager's portfolio management team should achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the period Dec. 19, 2002, through Dec. 31, 2003, which is the time the team has managed the fund, was below the median of its Lipper competitive group, and the investment manager's senior management is taking effective action to address the below median performance.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is below median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in the investment manager's investment management fee.


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

Additionally for Mid Cap Value

The Board considered that:


    o Over time the investment manager's portfolio management team should achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the period Feb. 14, 2002 through Dec. 31, 2003, which is the time the team has managed the fund, was above the median of its Lipper competitive group.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in the investment manager's investment management fee. Also, consistent with the investment manager's pricing philosophy, an expense cap has been established to limit expenses.


Additionally for Balanced

The Board considered that:


    o Over time the investment manager's portfolio management team should achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the period March 31, 2002 through Dec. 31, 2003, which is the time the team has managed the fund, was below the median of its Lipper competitive group, and the investment manager's senior management is taking effective action to address the below median performance.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in the investment manager's investment management fee.


Additionally for Stock

The Board considered that:


    o Over time the investment manager's portfolio management team should achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the three-year period ended Dec. 31, 2003 was above the median of its Lipper competitive group.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for the one-year period, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in the investment manager's investment management fee.


For funds with fiscal period ending March 31, 2005

Additionally, for Precious Metals:

The Board considered that


    o Over time the investment manager's portfolio management team should achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the three-year period ended Dec. 31, 2003, was below the median of its Lipper competitive group and the investment manager's senior management is taking action intended to address the below median performance.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for one year, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.


Statement of Additional Information - Oct. 3, 2005               Page 117

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in an increase in the investment manager's investment management fee.


Additionally for Equity Value:

The Board considered that


    o Over time the investment manager's portfolio management team should achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the three-year period ended Dec. 31, 2003, was below the median of its Lipper competitive group and the investment manager's senior management is taking action intended to address the below median performance.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for one year, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in the investment manager's investment management fee.


Statement of Additional Information - Oct. 3, 2005                  Page 118

Additionally for Small Cap Growth:

The Board considered that


    o Over time the investment manager should select and manage subadviser so that the fund will achieve investment performance above the median of funds with the same investment goals. The fund's investment performance for the period Jan. 24, 2001 through Dec. 31, 2003, which is the time the team has managed the fund and since inception of the fund, was below the median of its Lipper competitive group and the investment manager's senior management is taking action intended to address the below median performance.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for one year, which is slightly above median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in the investment manager's investment management fee. Also, consistent with the investment manager's pricing philosophy, an expense cap has been established to limit expenses.


Additionally for Small Cap Advantage:

The Board considered that


    o Over time the investment manager should select and manage subadviser so that the fund will achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the three-year period ended Dec. 31, 2003, was below the median of its Lipper competitive group and the investment manager's senior management is taking action intended to address the below median performance.

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for one year, which is above median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in an increase in the investment manager's investment management fee.


Additionally for Strategy Aggressive:

The Board considered that


    o Over time the investment manager should select and manage subadviser so that the fund will achieve investment performance net of fees above the median of funds with the same investment goals. The fund's investment performance for the period June 30, 2002 through Dec. 31, 2003, which is the time the team has managed the fund, was below the median of its Lipper competitive group and the investment manager's senior management is taking action intended to address the below median performance.


Statement of Additional Information - Oct. 3, 2005              Page 119

    o The portfolio management team the investment manager has assigned to manage the fund should maintain a consistent investment style through a variety of market conditions. The performance record for one year, which is below median, is consistent with the expected results of that investment style in light of recent market conditions.

    o The investment manager must provide quality services at a fair price with shareholders benefiting from economies of scale as assets increase. To assist the Board in making an assessment, Lipper provided an analysis of a small comparison group comprised of funds substantially similar to the fund and a larger comparison group that excluded funds that differ significantly. The Board found that the graduated fee scale set a fair price that recognized the potential economies of scale. To the extent investment performance exceeded or failed to achieve the standard required by the performance incentive adjustment provision in the contract, the investment manager's fees were adjusted accordingly. The performance incentive adjustment for the period ended Dec. 31, 2003, resulted in a decrease in the investment manager's investment management fee.


ADMINISTRATIVE SERVICES AGREEMENT


Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

                                       Table 21. Administrative Services Agreement Fee Schedule*
--------------------------------------- ---------------------------------------------------------------------------------------
                 Fund                                      Asset Levels And Breakpoints In Applicable Fees
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------
                                            $0 -        $500,000,001 -   $1,000,000,001    $3,000,000,001 -   $12,000,000,001
                                         500,000,000    1,000,000,000    - 3,000,000,000    12,000,000,000           +
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------
Discovery                               0.080%         0.075%            0.070%           0.060%                   0.050%
Emerging Markets
European Equity
Global Balanced
Global Bond
Global Equity
International Aggressive Growth
International Equity
International Opportunity
International Select Value
International Small Cap
Partners Small Cap Value
Small Cap Advantage
Small Cap Equity
Small Cap Growth
Small Company Index
Strategic Allocation
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------
California Tax-Exempt                   0.070%         0.065%            0.060%           0.050%              0.040%
Core Bond
Diversified Bond
High-Yield Bond
Income Opportunities
Inflation Protected
Insured Tax-Exempt
Intermediate Tax-Exempt
Limited Duration Bond
Massachusetts Tax-Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
New York Tax-Exempt
Ohio Tax-Exempt
Selective
Short Duration U.S. Government
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------



Statement of Additional Information - Oct. 3, 2005                  Page 120

--------------------------------------- ---------------------------------------------------------------------------------------
                 Fund                                      Asset Levels And Breakpoints In Applicable Fees
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------
                                            $0 -        $500,000,001 -   $1,000,000,001    $3,000,000,001 -   $12,000,000,001
                                         500,000,000    1,000,000,000    - 3,000,000,000    12,000,000,000           +
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------
Aggressive Growth                       0.060%         0.055%            0.050%           0.040%              0.030%
Balanced
Cash Management
Disciplined Equity
Diversified Equity
Dividend Opportunity
Equity Value
Fundamental Growth
Fundamental Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
New Dimensions
Precious Metals
Real Estate
S&P 500 Index
Select Value
Stock
Strategy Aggressive
Tax-Exempt Money Market
Value
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------
Portfolio Builder Aggressive            0.020%         0.020%            0.020%           0.020%              0.020%
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate
Conservative
Portfolio Builder Total Equity
--------------------------------------- -------------- ----------------- ---------------- ------------------- -----------------

* The Administrative Services Agreement fee schedule changed, effective as of Oct. 1, 2005.


The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

Statement of Additional Information - Oct. 3, 2005                  Page 121

                                  Table 22. Administrative Fees
------------------------------------------ ------------------------------------------------------- ------------------
                  Fund                                                                                Daily rate
                                                    Administrative services fees paid in            applied to fund
                                                                                                        assets
------------------------------------------ ------------------------------------------------------- ------------------
                                                 2005              2004               2003
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
---------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                         13,785         N/A                N/A                     0.020
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Conservative                        5,969         N/A                N/A                     0.020
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Moderate                           23,460         N/A                N/A                     0.020
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Moderate Aggressive                28,002         N/A                N/A                     0.020
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Moderate Conservative              10,779         N/A                N/A                     0.020
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Total Equity                       10,959         N/A                N/A                     0.020
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Company Index                                 784,439            731,549            737,583              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
S&P 500 Index                                       319,791            324,551            213,950              0.080
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
---------------------------------------------------------------------------------------------------------------------
Equity Value                                        454,202            451,613            503,915              0.037
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Precious Metals                                      51,848             52,769             36,584              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Advantage                                 491,869            371,247            295,220              0.054
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Growth                                    224,042            218,131            162,755              0.080
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Strategy Aggressive                                 369,709            441,077            507,375              0.050
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                    24,630              7,449             254(a)              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Fundamental Growth                                   31,978              6,428             259(a)              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Fundamental Value                                   458,121            271,928            168,023              0.058
------------------------------------------ ----------------- ------------------ ------------------ ------------------
High Yield Bond                                   1,219,476          1,227,227          1,034,060              0.046
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Select Value                                        427,460            240,301             94,457              0.058
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Selective                                           477,298            598,158            738,688              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Short Duration U.S. Government                      960,018          1,317,413          1,421,675              0.048
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Equity                                    129,820             88,061             32,020              0.080
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Value                                     824,914            676,121            470,468              0.071
------------------------------------------ ----------------- ------------------ ------------------ ------------------
U.S. Government Mortgage                            152,145            204,741            166,561              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Value                                               285,752            228,212            161,752              0.060
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
---------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                87,771            100,323            111,565              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Dividend Opportunity                                406,110            415,515            457,055              0.037
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Insured Tax-Exempt                                  166,983            193,412            204,472              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Massachusetts Tax-Exempt                             30,362             37,526             39,417              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Michigan Tax-Exempt                                  23,283             30,016             33,309              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Minnesota Tax-Exempt                                163,503            176,718            182,304              0.038
------------------------------------------ ----------------- ------------------ ------------------ ------------------
New York Tax-Exempt                                  36,031             43,576             47,766              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Ohio Tax-Exempt                                      24,486             31,477             34,268              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Real Estate                                          41,449           2,235(b)         N/A                     0.050
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
---------------------------------------------------------------------------------------------------------------------
Cash Management                                   1,016,703          1,171,667          1,445,919              0.025
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Core Bond                                            78,241             38,539           2,965(c)              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Disciplined Equity                                   29,441              6,521                939              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Discovery                                            97,528            106,137             85,805              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Growth                                            1,370,094          1,523,915          1,469,076              0.045
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Income Opportunities                                164,038             81,849           3,160(c)              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Inflation Protected Securities                       61,197           6,834(d)         N/A                     0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Large Cap Equity                                    860,387            212,114             27,560              0.048
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Large Cap Value                                      67,667             41,856             11,000              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Limited Duration Bond                                88,881             53,771           3,184(c)              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
New Dimensions                                    4,756,123          5,561,820          5,277,428              0.035
------------------------------------------ ----------------- ------------------ ------------------ ------------------



Statement of Additional Information - Oct. 3, 2005                  Page 122

------------------------------------------ ------------------------------------------------------- ------------------
                  Fund                                                                                Daily rate
                                                    Administrative services fees paid in            applied to fund
                                                                                                        assets
------------------------------------------ ----------------- ------------------ ------------------ ------------------
                                                 2004              2003               2002
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
---------------------------------------------------------------------------------------------------------------------
Diversified Bond                                  1,460,195          1,674,570          1,778,050              0.045
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
---------------------------------------------------------------------------------------------------------------------
Balanced                                            588,644            610,513            797,157              0.039
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Diversified Equity Income                           942,358            676,319            758,131              0.029
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Mid Cap Value                                       170,293             58,931             18,741              0.050
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Stock                                               789,200            768,983            958,744              0.033
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Strategic Allocation                                390,084            381,033            465,436              0.038
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
---------------------------------------------------------------------------------------------------------------------
Emerging Markets                                    271,857            208,342            234,669              0.098
------------------------------------------ ----------------- ------------------ ------------------ ------------------
European Equity                                      78,835             82,084            116,212              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Balanced                                      59,047             56,559             71,921              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Bond                                         314,640            311,211            279,674              0.057
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Equity                                       284,795            304,662            463,678              0.058
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Technology                                   131,702             93,713            112,662              0.060
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Aggressive Growth                     149,750             94,603         N/A                     0.080
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Equity                                 88,536             38,014         N/A                     0.080
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Opportunity                           255,871            239,593            357,775              0.058
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Select Value                          549,050            284,251         N/A                     0.074
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Small Cap                              46,103             13,092         N/A                     0.080
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
---------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond                         69,058             65,453             33,380              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Mid Cap Growth                                    1,056,445            868,316            805,649              0.047
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Tax-Exempt Bond                                     323,368            371,126            375,680              0.040
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Tax-Exempt High Income                            1,447,459          1,546,469          1,631,443              0.032
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
---------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                              45,528             60,388             61,883              0.030
------------------------------------------ ----------------- ------------------ ------------------ ------------------

(a) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(d) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.


TRANSFER AGENCY AGREEMENT


Each fund has a Transfer Agency Agreement with RiverSource Service Corporation located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares. Under the agreement, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fee varies depending on the investment category of the fund. You can find your fund's investment category in Table 1.


Statement of Additional Information - Oct. 3, 2005                      Page 123

                Balanced, Equity, Funds-of-Funds - Equity Funds


The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

   Class A        Class B      Class C      Class D      Class E       Class I      Class Y
   -------        -------      -------      -------      -------       -------      -------
    $19.50        $20.50       $20.00       $19.50        $19.50        $1.00       $17.50



  Funds-of-Funds - Bond, State Tax-Exempt Bond, Taxable Bond, Tax-Exempt Bond
                                     Funds


The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

   Class A        Class B      Class C      Class I      Class Y
   -------        -------      -------      -------      -------
    $20.50        $21.50       $21.00        $1.00        $18.50

                               Money Market Funds

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.

   Class A        Class B      Class C      Class I      Class Y
   -------        -------      -------      -------      -------
    $22.00        $23.00       $22.50        $1.00        $20.00

In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

DISTRIBUTION AGREEMENT


Ameriprise Financial Services, Inc., located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, is the funds' principal underwriter. Each fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the Distributor daily. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Oct. 3, 2005                  Page 124

                                     Table 23. Sales Charges Paid to Distributor
---------------------------------------- --------------------------------------- ------------------------------------------
                 Fund                    Sales charges paid to Distributor       Amount retained after paying commissions
                                                                                            and other expenses
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
                                             2005         2004         2003          2005          2004           2003
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
---------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                2,689,735      N/A          N/A         1,129,812       N/A           N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Portfolio Builder Conservative                722,689      N/A          N/A           178,650       N/A           N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Portfolio Builder Moderate                  3,810,185      N/A          N/A         1,309,727       N/A           N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Portfolio Builder Moderate Aggressive       6,114,118      N/A          N/A         2,610,071       N/A           N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Portfolio Builder Moderate Conservative     1,603,913      N/A          N/A           530,042       N/A           N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Portfolio Builder Total Equity              1,393,255      N/A          N/A           509,719       N/A           N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Small Company Index                         1,511,932    1,717,480    2,281,660       554,278        485,006       379,830
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
S&P 500 Index                                N/A - No      N/A          N/A          N/A            N/A           N/A
                                           sales charge
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
---------------------------------------------------------------------------------------------------------------------------
Equity Value                                  740,741      798,502    1,056,778       258,954        212,373       257,505
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Precious Metals                               141,256      146,086      116,320        58,658         46,448      (25,993)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Small Cap Advantage                         1,972,996    2,543,371      968,618       774,287        757,410       332,344
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Small Cap Growth                              636,221    1,140,014    1,001,802       251,743        371,324       177,635
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Strategy Aggressive                           595,175      873,773    1,249,906       241,030        296,244       439,236
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                             165,878      131,508     2,319(a)        72,142         50,690     19,790(a)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Fundamental Growth                            108,453       87,619     5,351(a)        42,738         18,759   (18,864)(a)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Fundamental Value                           2,807,456    2,069,259    1,337,752     1,018,799        633,428       251,037
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
High Yield Bond                             3,259,902    4,885,301    3,424,299       975,605      1,014,719       301,541
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Select Value                                1,622,013    2,473,422    1,230,319       570,709        668,150        56,873
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Selective                                     588,090    1,034,975    1,444,382       284,661        429,635       232,740
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Short Duration U.S. Government              3,761,704    8,055,130   11,561,778     1,548,985      2,236,469   (2,552,775)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Small Cap Equity                              521,747      687,100      317,549       185,766        199,371         9,860
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Small Cap Value                             2,761,449    3,415,712    2,827,168     1,027,972      1,093,404       579,029
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
U.S. Government Mortgage                      621,406    1,414,409    2,218,546       188,075        322,339       585,001
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Value                                         826,767    1,098,734      980,177       238,721        257,673       138,732
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
---------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                         217,494      246,897      369,212       109,849         96,481       147,346
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Dividend Opportunity                        1,560,011    1,451,779    1,198,206       478,911        537,003       449,037
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Insured Tax-Exempt                            302,210      567,873      739,237        94,572        182,980      (34,724)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Massachusetts Tax-Exempt                       95,312      163,094      230,570        41,176         67,903        23,080
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Michigan Tax-Exempt                            67,704      108,759      123,009        20,037         48,877         9,420
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Minnesota Tax-Exempt                          459,091      645,851      658,737       137,046        225,724        43,189
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
New York Tax-Exempt                           132,690      155,512      146,838        62,241         65,578        26,914
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Ohio Tax-Exempt                                55,007      113,361      155,216         8,755         35,469        15,472
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Real Estate                                   556,057   224,344(b)      N/A           223,164      95,933(b)      N/A
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
---------------------------------------------------------------------------------------------------------------------------
Cash Management                               748,512    1,556,245    2,570,091       746,839      1,554,374     2,568,224
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Core Bond                                     202,975      243,504    61,761(c)        86,520        169,705     (239,213)
                                                                                                                       (c)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Disciplined Equity                            125,953       64,957       15,207        46,636         13,620      (24,103)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Discovery                                      48,669       74,600       82,752        19,935         34,840        40,973
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Growth                                      3,363,143    5,194,048    5,319,830     1,253,105      1,979,434     1,703,248
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Income Opportunities                          879,762    1,008,513    51,706(c)       190,393        268,488   (266,547)
                                                                                                                  (c)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Inflation Protected Securities                421,889   218,847(d)      N/A            76,043      45,591(d)      N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Large Cap Equity                            1,699,188    2,547,239      592,326       609,407        711,343        76,721
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Large Cap Value                               188,831      454,971      180,263        63,877        132,559         6,677
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Limited Duration Bond                         389,542      423,604    64,991(c)       111,318        178,177     (268,630)
                                                                                                                       (c)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
New Dimensions                             11,509,625   18,985,816   20,406,015     4,338,161      6,850,376       454,955
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------


Statement of Additional Information - Oct. 3, 2005                  Page 125

---------------------------------------- --------------------------------------- ------------------------------------------
                 Fund                    Sales charges paid to Distributor       Amount retained after paying commissions
                                                                                            and other expenses
---------------------------------------- --------------------------------------- ------------------------------------------
                                             2004         2003         2002          2004          2003           2002
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
---------------------------------------------------------------------------------------------------------------------------
Diversified Bond                            3,926,269    5,046,003    6,081,163     1,516,544        722,797     (949,704)
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
---------------------------------------------------------------------------------------------------------------------------
Balanced                                      735,450      750,472      906,306       240,733        228,111       397,132
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Diversified Equity Income                  10,301,867    3,604,654    5,283,451     2,933,886      1,012,358       744,874
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Mid Cap Value                               2,377,837      655,293      498,784       837,278        149,937      (25,406)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Stock                                         831,538      980,709    1,308,555       329,906        337,309       445,629
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Strategic Allocation                          989,579      847,194      877,280       316,545        223,952       295,874
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets                              556,829      243,062      325,336   (6,660,972)    (2,681,731)   (4,049,970)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
European Equity                               227,285      212,129      373,420       121,202         42,141       134,829
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Global Balanced                               150,501      122,917      152,020        57,629         45,326        46,735
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Global Bond                                   956,580    1,009,917      515,760       536,364        537,388       274,717
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Global Equity                                 467,198      437,154      782,415       203,564        196,939       348,443
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Global Technology                             591,744      543,360      717,011       208,704        150,041       262,977
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
International Aggressive Growth               796,060      528,748      N/A           360,944        194,832      N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
International Equity                          456,321      329,351      N/A           175,987         82,777      N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
International Opportunity                     997,517      274,577      428,744       371,845        104,589        89,051
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
International Select Value                  3,105,887    1,896,607      N/A         1,220,539        527,546      N/A
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
International Small Cap                       324,756       86,270      N/A           115,235         18,806      N/A
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
---------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond                  306,545      611,983      366,668        86,091        100,008      (44,152)
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Mid Cap Growth                              3,566,760    4,166,089    2,678,040     1,373,111      1,046,768       438,718
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Tax-Exempt Bond                               495,541      740,644      814,931       197,028        233,789       169,809
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------
Tax-Exempt High Income                      3,131,234    4,468,036    5,379,416     1,256,629      1,475,443     1,352,482
---------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                    N/A - No        N/A          N/A          N/A            N/A           N/A
                                         sales charge
---------------------------------------- ------------- ------------ ------------ ------------- -------------- -------------


(a) For the period from April 14, 2003 (when shares became publicly available) to May 31, 2003.

(b) For the period from March 4, 2004 (when shares became publicly available to June 30, 2004.

(c) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(d) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.


Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

For funds with Class Y shares, the fund pays the distributor a fee for service provided to shareholders by financial advisors and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of average daily net assets for Class Y.

PLAN AND AGREEMENT OF DISTRIBUTION

For funds other than money market funds

     To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund and the distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate as follows:

     The fee is based on the average daily net assets of the fund attributable to the applicable class:

           Class A        Class B      Class C      Class D
            0.25%          1.00%        1.00%        0.25%

Statement of Additional Information - Oct. 3, 2005              Page 126

     For Class B and Class C shares, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.


For money market funds

     The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.

                   Class A        Class B
                    0.10%          0.85%


     For Class B shares, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.10% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.


Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of Class A, Class B, Class C and Class D shares, as applicable. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.


For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Oct. 3, 2005                  Page 127

                                              Table 24. 12b-1 Fees


------------------------------------------ ----------------- ------------------ ------------------ ------------------
                  Fund                         Class A            Class B            Class C            Class D
---------------------------------------------------------------------------------------------------------------------


For funds with fiscal period ending January 31
---------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                       $131,509           $148,824            $14,167         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Conservative                       47,394             90,296             18,476         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------

Portfolio Builder Moderate                          207,226            306,025             37,943         N/A

------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Moderate Aggressive               269,870            290,686             29,798         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Moderate Conservative              88,986            154,618             28,321         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Portfolio Builder Total Equity                      103,536            123,254             10,069         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Company Index                               1,997,297          4,471,167         N/A                N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
S&P 500 Index                                    N/A                N/A                N/A                  $169,434
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
---------------------------------------------------------------------------------------------------------------------
Equity Value                                      2,181,335          2,942,254             34,607         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Precious Metals                                     162,502            190,923             17,490         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Advantage                               1,548,853          2,477,943            123,637         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Growth                                    448,569            839,539             76,227         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Strategy Aggressive                               1,298,856          1,840,696             21,193         N/A
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                    53,023             48,357              3,331         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Fundamental Growth                                   41,230             53,576              2,998         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Fundamental Value                                 1,207,593          2,384,944            146,962         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
High Yield Bond                                   4,680,366          7,125,474            395,850         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Select Value                                      1,225,074          1,930,026            115,118         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Selective                                         1,638,968          1,516,008             49,992         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Short Duration U.S. Government                    2,696,008          7,653,428            311,601         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Equity                                    272,058            431,058             38,537         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Small Cap Value                                   1,851,124          3,558,899            222,997         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
U.S. Government Mortgage                            427,918          1,109,871            125,193         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Value                                               678,394          1,516,583             96,685         N/A
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
---------------------------------------------------------------------------------------------------------------------

California Tax-Exempt                               483,557            182,416             33,536         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Dividend Opportunity                              1,852,456          2,836,466            105,158         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Insured Tax-Exempt                                  859,029            502,493             65,596         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Massachusetts Tax-Exempt                            147,943            186,463             14,622         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Michigan Tax-Exempt                                 136,742             59,822             18,779         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Minnesota Tax-Exempt                                877,625            517,111             92,150         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
New York Tax-Exempt                                 196,842            120,762             16,217         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Ohio Tax-Exempt                                     136,871             84,836             21,311         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Real Estate                                          98,379            109,406              6,203         N/A
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
---------------------------------------------------------------------------------------------------------------------
Cash Management                                   3,303,424          1,141,431             20,261         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Core Bond                                           153,743            100,229              4,566         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Disciplined Equity                                   44,025             51,693              1,420         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Discovery                                           366,138            129,934                280         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Growth                                            5,058,973          5,641,889            128,612         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Income Opportunities                                484,743            713,097             64,944         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Inflation Protected Securities                      151,312            322,955             28,363         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Large Cap Equity                                  2,866,767          5,272,525            101,520         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Large Cap Value                                     183,291            277,867             14,213         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Limited Duration Bond                               252,631            234,566             19,297         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
New Dimensions                                   20,565,923         24,839,333            559,396         N/A

---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
---------------------------------------------------------------------------------------------------------------------
Diversified Bond                                  5,209,432          7,944,719            241,016         N/A
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
---------------------------------------------------------------------------------------------------------------------
Balanced                                          2,814,685          1,376,547             28,213         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Diversified Equity Income                         5,224,755          8,381,118            317,426         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Mid Cap Value                                       549,492            998,282             49,648         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Stock                                             4,245,423          1,877,379             32,180         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Strategic Allocation                              2,277,239          1,085,304             37,928         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------


Statement of Additional Information - Oct. 3, 2005                  Page 128

------------------------------------------ ----------------- ------------------ ------------------ ------------------
                  Fund                         Class A            Class B            Class C            Class D
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Emerging Markets                                    438,042            756,560              9,336         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
European Equity                                     220,429            388,890             15,823         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Balanced                                     136,721            320,051              7,301         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Bond                                         952,565          1,560,487             50,444         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Equity                                       894,340          1,283,273              9,589         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Global Technology                                   375,071            644,615             42,622         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Aggressive Growth                     332,586            423,534             25,270         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Equity                                205,952            192,318             13,300         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Opportunity                           773,809            795,312             13,470         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Select Value                        1,251,975          1,947,966            101,585         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
International Small Cap                             105,681             95,201              4,458         N/A
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
---------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond                        326,960            258,071            107,144         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Mid Cap Growth                                    3,701,465          4,312,934            147,541         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Tax-Exempt Bond                                   1,800,449            429,863             52,734         N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------
Tax-Exempt High Income                           10,363,982          2,912,090            293,295         N/A
---------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
---------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                             143,129         N/A                N/A                N/A
------------------------------------------ ----------------- ------------------ ------------------ ------------------



CUSTODIAN AGREEMENT

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.


For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Bond Funds other than Diversified Bond, High Yield Bond and Selective: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


For State Tax-Exempt Bond, Tax-Exempt Bond and Tax-Exempt Money Market Funds, as well as Diversified Bond, High Yield Bond, and Selective: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

For all funds: The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.

Organizational Information


Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.


SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Statement of Additional Information - Oct. 3, 2005                  Page 129

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


                                Table 25. Fund History Table for All Publicly Offered RiverSource Funds

--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
                                                 Date of      Date First      Form of       State of     Fiscal Year   Diversified
                   Fund*                      Organization    Offered to   Organization   Organization       End
                                                                Public
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
California Tax-Exempt Trust                      4/7/86                      Business          MA            6/30
                                                                             Trust(2)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    California Tax-Exempt Fund                                 8/18/86                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Dimensions Series, Inc                          2/20/68,                    Corporation       NV/MN          7/31
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    New Dimensions Fund                                         8/1/68                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Discovery Series, Inc.                          4/29/81,                    Corporation       NV/MN          7/31
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Core Bond Fund                                             6/19/03                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Discovery Fund                                             8/24/81                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Income Opportunities Fund                                  6/19/03                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Inflation Protected Securities Fund                         3/4/04                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Limited Duration Bond Fund                                 6/19/03                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Equity Series, Inc.                             3/18/57,                    Corporation       NV/MN         11/30
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Mid Cap Growth Fund(7)                                      6/4/57                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Fixed Income Series, Inc.                       6/27/74,                    Corporation       NV/MN          8/31
                                               6/31/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Diversified Bond Fund(3)                                   10/3/74                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Global Series, Inc.                             10/28/88                    Corporation        MN           10/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Emerging Markets Fund(6)                                   11/13/96                                                    Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Global Balanced Fund(6)                                    11/13/96                                                    Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Global Bond Fund                                           3/20/89                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Global Equity Fund(4),(6)                                  5/29/90                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Global Technology Fund                                     11/13/96                                                    No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Government Income Series, Inc.                   3/12/85                    Corporation        MN            5/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Short Duration U.S. Government Fund(3)                     8/19/85                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    U.S. Government Mortgage Fund 2/14/02 Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Growth Series, Inc.                             5/21/70,                    Corporation       NV/MN          7/31
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------

    Disciplined Equity Fund(7)                                 4/24/03                                                     Yes

--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Growth Fund                                                 3/1/72                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Large Cap Equity Fund                                      3/28/02                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Large Cap Value Fund                                       6/27/02                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
High Yield Income Series, Inc.                   8/17/83                    Corporation        MN            5/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    High Yield Bond Fund(3)                                    12/8/83                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
High Yield Tax-Exempt Series, Inc.              12/21/78;                   Corporation       NV/MN         11/30
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Tax-Exempt High Income Fund(7)                              5/7/79                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Income Series, Inc.                             2/10/45;                    Corporation       NV/MN          5/31
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Selective Fund                                              4/6/45                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 130

--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
                                                 Date of      Date First      Form of       State of     Fiscal Year   Diversified
                   Fund*                      Organization    Offered to   Organization   Organization       End
                                                                Public
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
International Series, Inc.                      7/18/84                    Corporation        MN           10/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    European Equity Fund(6)                                    6/26/00                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    International Opportunity Fund(6), (7)                     11/15/84                                                    Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Investment Series, Inc.                         1/18/40;                    Corporation       NV/MN          9/30
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Balanced Fund(7)                                           4/16/40                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Diversified Equity Income Fund                             10/15/90                                                    Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Mid Cap Value Fund                                         2/14/02                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Managed Series, Inc.                             10/9/84                    Corporation        MN            9/30
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Strategic Allocation Fund(7)                               1/23/85                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Market Advantage Series, Inc.                    8/25/89                    Corporation        MN            1/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Portfolio Builder Conservative Fund                         3/4/04                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Portfolio Builder Moderate Conservative                     3/4/04                                                     No
    Fund
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Portfolio Builder Moderate Fund                             3/4/04                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Portfolio Builder Moderate Aggressive                       3/4/04                                                     No
    Fund
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Portfolio Builder Aggressive Fund                           3/4/04                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Portfolio Builder Total Equity Fund                         3/4/04                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    S&P 500 Index Fund                                         10/25/99                                                    Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Small Company Index Fund                                   8/19/96                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Money Market Series, Inc.                       8/22/75;                    Corporation       NV/MN          7/31
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Cash Management Fund                                       10/6/75                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Partners Series, Inc.                            3/20/01                    Corporation        MN            5/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Aggressive Growth Fund                                     4/24/03                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Fundamental Growth Fund(7)                                 4/24/03                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Fundamental Value Fund                                     6/18/01                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Select Value Fund                                           3/8/02                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Small Cap Equity Fund(7)                                    3/8/02                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Small Cap Value Fund                                       6/18/01                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Value Fund                                                 6/18/01                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Partners International Series, Inc.              5/9/01                     Corporation        MN           10/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    International Aggressive Growth Fund                       9/28/01                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    International Equity Fund(7)                               10/3/02                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    International Select Value Fund                            9/28/01                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    International Small Cap Fund                               10/3/02                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Sector Series, Inc.                              3/25/88                    Corporation        MN            6/30
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Dividend Opportunity Fund(5)                                8/1/88                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Real Estate Fund                                            3/4/04                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Selected Series, Inc.                            10/5/84                    Corporation        MN            3/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Precious Metals Fund                                       4/22/86                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Special Tax-Exempt Series Trust                  4/7/86                      Business          MA            6/30
                                                                             Trust(2)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Insured Tax-Exempt Fund                                    8/18/86                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Massachusetts Tax-Exempt Fund                               7/2/87                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Michigan Tax-Exempt Fund                                    7/2/87                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Minnesota Tax-Exempt Fund                                  8/18/86                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    New York Tax-Exempt Fund                                   8/18/86                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Ohio Tax-Exempt Fund                                        7/2/87                                                     No
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Stock Series, Inc.                              2/10/45,                    Corporation       NV/MN          9/30
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Stock Fund                                                  4/6/45                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Strategy Series, Inc.                            1/24/84                    Corporation        MN            3/31
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Equity Value Fund                                          5/14/84                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Small Cap Growth Fund                                      1/24/01                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Small Cap Advantage Fund                                    5/4/99                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Strategy Aggressive Fund                                   5/14/84                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 131

--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
                                                 Date of      Date First      Form of       State of     Fiscal Year   Diversified
                   Fund*                      Organization    Offered to   Organization   Organization       End
                                                                Public
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Tax-Exempt Series, Inc.                        9/30/76,                    Corporation       NV/MN         11/30
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Intermediate Tax-Exempt Fund                               11/13/96                                                    Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Tax-Exempt Bond Fund                                       11/24/76                                                    Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
Tax-Free Money Series, Inc.                     2/29/80,                    Corporation       NV/MN         12/31
                                               6/13/86(1)
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------
    Tax-Exempt Money Market Fund(7)                             8/5/80                                                     Yes
--------------------------------------------- -------------- ------------- -------------- -------------- ------------- ------------


* Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.


(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund.

(4) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

(5) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

(6) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Balanced Fund changed its name to Threadneedle Global Balanced Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.


(7) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund.


Statement of Additional Information - Oct. 3, 2005                  Page 132

Board Members and Officers

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.


The following is a list of each fund's Board members. Each member oversees 14 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

                                                      Table 26. Board Members
Independent Board Members
---------------------------- --------------------- -------------------------- ------------------------ --------------------
    Name, address, age        Position held with     Principal occupation              Other                Committee
                               Fund and length      during past five years         directorships           memberships
                                  of service
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Arne H. Carlson              Board member          Chair, Board Services                               Joint Audit,
901 S. Marquette Ave.        since 1999            Corporation (provides                               Contracts,
Minneapolis, MN 55402                              administrative services                             Executive,
Age 71                                             to boards). Former                                  Investment Review,
                                                   Governor                                            Board Effectiveness
                                                   of Minnesota
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Philip J. Carroll, Jr.       Board member          Retired Chairman and       Scottish Power PLC,      Joint Audit,
901 S. Marquette Ave.        since 2002            CEO, Fluor Corporation     Vulcan Materials         Executive,
Minneapolis, MN 55402                              (engineering and           Company, Inc.            Investment Review
Age 67                                             construction) since 1998   (construction
                                                                              materials/chemicals)
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Patricia M. Flynn            Board member          Trustee Professor of                                Investment Review,
901 S. Marquette Ave.        since 2004            Economics and                                       Joint Audit
Minneapolis, MN 55402                              Management, Bentley
Age 54                                             College; former Dean,
                                                   McCallum Graduate School
                                                   of Business, Bentley
                                                   College
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Anne P. Jones                Board member          Attorney and Consultant                             Joint Audit,
901 S. Marquette Ave.        since 1985                                                                Board
Minneapolis, MN 55402                                                                                  Effectiveness,
Age 70                                                                                                 Executive,
                                                                                                       Investment Review
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Stephen R. Lewis, Jr.        Board member          President Emeritus and     Valmont Industries,      Contracts,
901 S. Marquette Ave.        since 2002            Professor of Economics,    Inc.  (manufactures      Investment Review,
Minneapolis, MN 55402                              Carleton College           irrigation systems)      Executive,
Age 66                                                                                                 Board Effectiveness
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Catherine James Paglia       Board member          Director, Enterprise       Strategic                Contracts,
901 S. Marquette Ave.        since 2004            Asset Management, Inc.     Distribution, Inc.       Investment Review
Minneapolis, MN 55402                              (private real estate and   (transportation,
Age 53                                             asset management           distribution and
                                                   company) since 1999        logistics consultants)
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Alan K. Simpson              Board member          Former three-term                                   Investment Review,
1201 Sunshine Ave.           since 1997            United States Senator                               Board Effectiveness
Cody, WY 82414                                     for Wyoming
Age 74
---------------------------- --------------------- -------------------------- ------------------------ --------------------
Alison Taunton-Rigby         Board member          Chief Executive Officer,   Hybridon, Inc.           Investment Review,
901 S. Marquette Ave.        since 2002            RiboNovix, Inc. since      (biotechnology)          Contracts
Minneapolis, MN 55402                              2003 (biotechnology);
Age 61                                             Former President,
                                                   Forester Biotech
---------------------------- --------------------- -------------------------- ------------------------ --------------------


Statement of Additional Information - Oct. 3, 2005                  Page 133

Board Members Affiliated with Ameriprise Financial, Inc. (formerly AEFC)*

---------------------------------- ----------------- ------------------------------------- ----------------- ----------------
       Name, address, age           Position held            Principal occupation               Other           Committee
                                    with Fund and           during past five years          directorships      Memberships
                                      length of
                                       service
---------------------------------- ----------------- ------------------------------------- ----------------- ----------------
William F. Truscott                Board member      Senior Vice President - Chief                           Investments
53600 Ameriprise Financial Center  since 2001,       Investment Officer of Ameriprise
Minneapolis, MN 55474              Vice President    Financial, Inc. and RiverSource
Age 45                             since 2002        Investments, LLC since 2001. Former
                                                     Chief Investment Officer and
                                                     Managing Director, Zurich Scudder
---------------------------------- ----------------- ------------------------------------- ----------------- ----------------

* Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly-owned subsidiary.


The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is vice president, the fund's other officers are:


                                                         Table 27. Fund Officers
------------------------------------ ---------------- ------------------------------------- ------------------ ------------------
        Name, address, age            Position held           Principal occupation                Other            Committee
                                      with Fund and          during past five years           directorships       Memberships
                                        length of
                                         service
------------------------------------ ---------------- ------------------------------------- ------------------ ------------------
Jeffrey P. Fox                       Treasurer        Vice President - Investment
105 Ameriprise Financial Center      since 2002       Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                 Inc., since 2002; Vice President -
Age 50                                                Finance, American Express Company,
                                                      2000-2002; Vice President -
                                                      Corporate
                                                      Controller, AEFC, 1996-2000
------------------------------------ ---------------- ------------------------------------- ------------------ ------------------
Paula R. Meyer                       President        Senior Vice President and General
596 Ameriprise Financial Center      since 2002       Manager - Mutual Funds, Ameriprise
Minneapolis, MN 55474                                 Financial, since 2002 and Senior
Age 51                                                Vice President, RiverSource
                                                      Investments, LLC since 2004; Vice
                                                      President and Managing Director -
                                                      American Express Funds, Ameriprise
                                                      Financial, 2000-2002; Vice
                                                      President, Ameriprise Financial,
                                                      1998-2000
------------------------------------ ---------------- ------------------------------------- ------------------ ------------------
Leslie L. Ogg                        Vice President,  President of Board Services
901 S. Marquette Ave.                General          Corporation
Minneapolis, MN 55402                Counsel, and
Age 67                               Secretary
                                     since 1978
------------------------------------ ---------------- ------------------------------------- ------------------ ------------------
Beth E. Weimer                       Chief            Vice President and Chief Compliance
172 Ameriprise Financial Center      Compliance       Officer, Ameriprise Financial,
Minneapolis, MN 55402                Officer since    since 2001 and Chief Compliance
Age 52                               2004             Officer, RiverSource Investments,
                                                      LLC since 2005; Vice President and
                                                      Chief Compliance Officer,
                                                      Ameriprise Financial Services
                                                      (formerly American Express Financial
                                                      Advisors), 2001-2005; Partner,
                                                      Arthur Andersen Regulatory Risk
                                                      Services, 1998-2001
------------------------------------ ---------------- ------------------------------------- ------------------ ------------------


Responsibilities of Board with respect to fund management

The Board initially approves an Investment Management Services Agreement and other contracts with RiverSource Investments and its affiliates, its subsidiaries, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and

Statement of Additional Information - Oct. 3, 2005                  Page 134
investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and RiverSource Investments' profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work

Executive Committee -- Acts for the Board between meetings of the Board.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the Board and makes recommendations to the independent directors regarding the selection of the independent public accountant.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Board Effectiveness Committee -- Recommends to the Board the size, structure and composition for the Board; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                                          Table 28. Committee Meetings
-------------------------------------- -------------- -------------- --------------- ---------------- --------------

            Fiscal Period                Executive     Joint Audit     Investment         Board         Contracts
                                         Committee      Committee        Review       Effectiveness     Committee
                                                                       Committee        Committee

-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              4                5               5
January 31
-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              3                5               5
March 31
-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              4                5               5
May 31
-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              3                5               6
June 30
-------------------------------------- -------------- -------------- --------------- ---------------- --------------

For funds with fiscal period ending          1              4              4                5               6
July 31

-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              4                3               7
August  31
-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              4                3               7
September 30
-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              5              4                4               7
October  31
-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              4                3               6
November 30
-------------------------------------- -------------- -------------- --------------- ---------------- --------------
For funds with fiscal period ending          1              4              4                3               7
December  31
-------------------------------------- -------------- -------------- --------------- ---------------- --------------

Statement of Additional Information - Oct. 3, 2005                  Page 135

BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.

All funds. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2004 of all funds overseen by the Board member.

                   Table 29. Board Member Holdings - All Funds

Based on net asset values as of Dec. 31, 2004
--------------------------- ----------------------------------------------------
Board member                Aggregate dollar range of equity securities of all
                                       funds overseen by Board member
--------------------------- ----------------------------------------------------
Arne H. Carlson             Over $100,000
--------------------------- ----------------------------------------------------
Philip J. Carroll, Jr.*     None
--------------------------- ----------------------------------------------------

Patricia M. Flynn           $10,001 - $50,000
--------------------------- ----------------------------------------------------
Anne P. Jones               Over $100,000
--------------------------- ----------------------------------------------------
Stephen R. Lewis, Jr.*      $10,001 - $50,000
--------------------------- ----------------------------------------------------
Catherine James Paglia      None
--------------------------- ----------------------------------------------------
Alan K. Simpson             $50,000 -  $100,000
--------------------------- ----------------------------------------------------
Alison Taunton-Rigby        Over $100,000
--------------------------- ----------------------------------------------------
William F. Truscott         Over $100,000
--------------------------- ----------------------------------------------------

* Three independent directors have deferred compensation invested in share equivalents.

    As of Dec. 31, 2004, each owned:

    Philip J. Carroll, Jr.......................$10,001-$50,000

    Stephen R. Lewis, Jr. ......................$50,001-$100,000

Holdings in each individual fund. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2004 of each fund.

                       Table 30. Board Member Holdings - Individual Funds


Based on net asset values as of Dec. 31, 2004

------------------------- ----------------------------------------------------------------------------------------------------------
          Fund                                          Dollar range of equity securities in the fund
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
                           Carlson     Carroll      Flynn       Jones       Lewis       Paglia     Simpson     Taunton     Truscott
                                                                                                                Rigby
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Aggressive Growth            None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Balanced                     None        None        None        None        None        None        None        None      $50,001-
                                                                                                                           $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
California Tax-Exempt        None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Cash Management            $10,001-      None        None        None        None        None        $1-         None        None
                           $50,000                                                                  10,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Core Bond                    None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Disciplined Equity         $10,001-      None        None        None        None        None        None        None      $10,001-
                           $50,000                                                                                         $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Discovery                    None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Diversified Bond             None        None        None      $10,001-      None        None        None        None      $10,001-
                                                               $50,000                                                     $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Diversified Equity           None        None        None        None      $10,001-      None        None      $10,001-      None
Income                                                                     $50,000                             $50,000
                                                                              C
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Dividend Opportunity       $10,001-      None        None        None        None        None        None        None     Over
                           $50,000                                                                                         $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Emerging Markets             None        None        None        None        None        None        None        None      $10,001-
                                                                                                                           $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Equity Value                 None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
European Equity              None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Fundamental Growth           None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Fundamental Value          $10,001-      None        None        None        None        None        None        None        None
                           $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Global Balanced              None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Global Bond                  None        None        None      $50,001-      None        None        None        None        None
                                                               $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Global Equity                None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------


Statement of Additional Information - Oct. 3, 2005                  Page 136

------------------------- ----------------------------------------------------------------------------------------------------------
          Fund                                          Dollar range of equity securities in the fund
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
                           Carlson     Carroll      Flynn       Jones       Lewis       Paglia     Simpson     Taunton     Truscott
                                                                                                                Rigby
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Global Technology            None         A          None        None        None        None        None      $10,001-    $10,001-
                                                                                                               $50,000     $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Growth                       None        None        None      $10,001-      None        None        None      $10,001-    $50,001-
                                                               $50,000                                         $50,000     $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
High Yield Bond              None        None        None        Over        None        None        None        None        Over
                                                               $100,000                                                    $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Income Opportunities         None        None        None        None        None        None        None        None      $10,001-
                                                                                                                           $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Inflation Protected          None        None        None        None        None        None        None        None        None
Securities
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Insured Tax-Exempt           None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Intermediate                 None        None        None        None        None        None        None        None      $50,001-
Tax-Exempt Bond                                                                                                            $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
International                None        None        None        None        None        None        None        None        None
Aggressive Growth
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
International Equity         None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
International                None        None        None        None        None        None      $10,001-      None        Over
Opportunity                                                                                        $50,000                 $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
International Select         None        None        None        None        None        None        None        None        None
Value
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
International Small Cap      None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Large Cap Equity             None        None        None        None        None        None        None      $10,001-      Over
                                                                                                               $50,000     $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Large Cap Value              None        None        None        None        None        None        None      $10,001-    $50,001-
                                                                                                               $50,000     $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Limited Duration Bond        None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Massachusetts Tax-Exempt     None        None        None        None        None        None        None        None     Over
                                                                                                                           $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Michigan Tax-Exempt          None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Mid Cap Growth               None        None        None        None      $10,001-      None        None        None      $50,001-
                                                                           $50,000                                         $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Mid Cap Value                None        None        None        None        None        None        None        None      $10,001-
                                                                                                                           $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Minnesota Tax-Exempt         None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
New Dimensions               None        None        None     Over           None        None        None        None        None
                                                               $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
New York Tax-Exempt          None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Ohio Tax-Exempt              None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Portfolio Builder            None        None        None        None        None        None        None        None        None
Aggressive
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Portfolio Builder            None        None        None        None        None        None        None        None        None
Conservative
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Portfolio Builder            None        None        None        None        None        None        None        None        None
Moderate
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Portfolio Builder            None        None        None        None        None        None        None        None        None
Moderate Aggressive
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Portfolio Builder            None        None        None        None        None        None        None        None        None
Moderate Conservative
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Portfolio Builder Total      None        None        None        None        None        None        None        None        None
Equity
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Precious Metals              None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Real Estate                  None        None        None        None        None        None        None        None      $50,001-
                                                                                                                           $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
S&P 500 Index                None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Select Value               $10,001-      None        None        None        None        None        None        None        None
                           $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Selective                    None        None        None      $10,001-      None        None        None        None        None
                                                               $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Short Duration U.S.          None        None        None        Over        None        None        None        None        None
Government                                                     $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Small Cap Advantage          None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Small Cap Equity             None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Small Cap Growth             None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------


Statement of Additional Information - Oct. 3, 2005                  Page 137

------------------------- ----------------------------------------------------------------------------------------------------------
          Fund                                          Dollar range of equity securities in the fund
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
                           Carlson     Carroll      Flynn       Jones       Lewis       Paglia     Simpson     Taunton     Truscott
                                                                                                                Rigby
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Small Cap Value              None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Small Company Index          None        None        None         Over       None        None        None        None        None
                                                               $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Stock                        None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Strategic Allocation       $50,001-      None      $10,001-      None        None        None        None        None      $10,001-
                           $100,000                $50,000                                                                 $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Strategy Aggressive          None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Tax-Exempt Bond              None        None        None      $10,001-      None        None        None        None        None
                                                               $50,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Tax-Exempt High Income       None        None        None        None        None        None        None        None      $50,001-
                                                                                                                           $100,000
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Tax-Exempt Money Market      None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
U.S. Government Mortgage     None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Value                        None        None        None        None        None        None        None        None        None
------------------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------


Deferred compensation invested in share equivalents:

    A. Carroll.......Global Technology...............$10,001-$50,000



    B. Lewis ........International Opportunity.......$10,001-$50,000
                     Diversified Equity Income.......$50,001-$100,000
                     Emerging Markets................$10,001-$50,000


As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal year.


                 Table 31. Board Member Compensation - All Funds
------------------------ -------------------------------------------------------
  Board members*+                          Total Cash Compensation
                         from RiverSource Funds and Preferred Master Trust Group
                                           Paid to Board Member
------------------------ -------------------------------------------------------
Philip J. Carroll, Jr.                             $      0
------------------------ -------------------------------------------------------
Patricia M. Flynn                                    71,621
------------------------ -------------------------------------------------------
Anne P. Jones                                       176,025
------------------------ -------------------------------------------------------
Stephen R. Lewis, Jr.                               137,438
------------------------ -------------------------------------------------------
Catherine James Paglia                              129,592
------------------------ -------------------------------------------------------
Alan K. Simpson                                     128,975
------------------------ -------------------------------------------------------
Alison Taunton-Rigby                                156,975
------------------------ -------------------------------------------------------

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation, a company providing administrative services to the funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees.

+   Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.


Statement of Additional Information - Oct. 3, 2005                  Page 138

Compensation from each fund. The following table shows the compensation to the Board members from each fund during its last fiscal period.


                        Table 32. Board Member*+ Compensation - Individual Funds
-------------------------------------- -----------------------------------------------------------------------------------
                Fund                                            Aggregate Compensation from Fund
-------------------------------------- -----------------------------------------------------------------------------------
                                        Carroll      Flynn       Jones       Lewis       Paglia     Simpson     Taunton-
                                                                                                                 Rigby
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive               **          **          **          **          **          **          **
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Portfolio Builder Conservative             **          **          **          **          **          **          **
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Portfolio Builder Moderate                 **          **          **          **          **          **          **
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Portfolio Builder Moderate Aggressive      **          **          **          **          **          **          **
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Portfolio Builder Moderate                 **          **          **          **          **          **          **
Conservative
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Portfolio Builder Total Equity             **          **          **          **          **          **          **
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Small Company Index - total                 1,677         533       1,954       2,104         550       1,550       1,750
     Amount deferred                        1,677         133           0         827           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
S&P 500 Index - total                       1,169         442       1,445       1,595         417       1,042       1,242
     Amount deferred                        1,169         108           0         638           0           0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending March 31
--------------------------------------------------------------------------------------------------------------------------
Equity Value - total                        1,628         692       1,905       2,005         758       1,450       1,700
   Amount deferred                          1,628         213           0         803           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Precious Metals - total                      979          483       1,255       1,355         492         800       1,050
   Amount deferred                            979         138           0         550           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Small Cap Advantage - total                 1,403         642       1,680       1,780         683       1,225       1,475
   Amount deferred                          1,403         200           0         722           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Small Cap Growth - total                    1,079         517       1,355       1,455         533         900       1,150
   Amount deferred                          1,079         150           0         590           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Strategy Aggressive - total                 1,353         592       1,630       1,730         633       1,175       1,425
   Amount deferred                          1,353         175           0         693           0           0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
--------------------------------------------------------------------------------------------------------------------------
Aggressive Growth - total                   1,020         750       1,347       1,448         758         842       1,092
   Amount deferred                          1,020         271           0         556           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Fundamental Growth - total                  1,428         992       1,755       1,857       1,033       1,250       1,500
   Amount deferred                          1,428         375           0         715           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Fundamental Value - total                   1,270         892       1,597       1,748         917       1,142       1,392
   Amount deferred                          1,270         333           0         670           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
High Yield Bond - total                     1,529       1,000       1,855       2,007       1,050       1,400       1,650
   Amount deferred                          1,529         375           0         765           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Select Value - total                        1,320         900       1,647       1,798         933       1,192       1,442
   Amount deferred                          1,320         333           0         686           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Selective - total                           1,129         800       1,455       1,607         817       1,000       1,250
   Amount deferred                          1,129         292           0         613           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Short Duration U.S. Government -            1,395         908       1,722       1,873         950       1,267       1,517
   total  Amount deferred                   1,395         333           0         711           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Small Cap Equity - total                    1,029         750       1,355       1,507         758         900       1,150
   Amount deferred                          1,029         271           0         575           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Small Cap Value - total                     1,595       1,050       1,922       2,073       1,108       1,467       1,717
   Amount deferred                          1,595         396           0         792           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
U.S. Government Mortgage - total            1,129         800       1,455       1,607         817       1,000       1,250
   Amount deferred                          1,129         292           0         613           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Value - total                               1,220         850       1,547       1,698         875       1,092       1,342
   Amount deferred                          1,220         313           0         648           0           0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending June 30
--------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt - total               1,079         808       1,405       1,557         867         900       1,200
     Amount deferred                        1,079         300           0         583           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Dividend Opportunity - total                1,579       1,100       1,905       2,057       1,200       1,400       1,700
     Amount deferred                        1,579         425           0         769           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Insured Tax-Exempt - total                  1,204         875       1,530       1,682         950       1,025       1,325
     Amount deferred                        1,204         325           0         628           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Massachusetts Tax-Exempt - total            1,079         808       1,405       1,557         867         900       1,200
     Amount deferred                        1,079         300           0         583           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Michigan Tax-Exempt - total                 1,079         808       1,405       1,557         867         900       1,200
     Amount deferred                        1,079         300           0         583           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


Statement of Additional Information - Oct. 3, 2005                  Page 139

-------------------------------------- -----------------------------------------------------------------------------------
                Fund                                            Aggregate Compensation from Fund
-------------------------------------- -----------------------------------------------------------------------------------
                                        Carroll      Flynn       Jones       Lewis       Paglia     Simpson     Taunton-
                                                                                                                 Rigby
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Minnesota Tax-Exempt - total                1,279         925       1,605       1,757       1,000       1,100       1,400
     Amount deferred                        1,279         300           0         583           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
New York Tax-Exempt - total                 1,079         808       1,405       1,557         867         900       1,200
     Amount deferred                        1,079         300           0         583           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Ohio Tax-Exempt - total                     1,079         808       1,405       1,557         867         900       1,200
     Amount deferred                        1,079         300           0         583           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Real Estate                                   727         808       1,027       1,172         867         625         925
     Amount deferred                          727         300           0         489           0           0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending July 31
--------------------------------------------------------------------------------------------------------------------------
Cash Management -  total                    3,681       2,700       4,004       4,155       2,975       3,500       3,800
     Amount deferred                        3,681       1,138           0       1,515           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Core Bond - total                           1,081         967       1,404       1,555       1,025         900       1,200
     Amount deferred                        1,081         379           0         562           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Disciplined Equity - total                    938         967       1,288       1,433       1,025         783       1,083
     Amount deferred                          938         379           0         554           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Discovery - total                           1,081         967       1,404       1,555       1,025         900       1,200
     Amount deferred                        1,081         379           0         562           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Growth - total                              1,681       1,367       2,004       2,155       1,475       1,500       1,800
     Amount deferred                        1,681         554           0         782           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Income Opportunities - total                1,140       1,025       1,463       1,614       1,083         958       1,258
     Amount deferred                        1,140         408           0         584           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Inflation Protected Securities - total      1,081         967       1,404       1,555       1,025         900       1,200
     Amount deferred                        1,081         379           0         562           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Large Cap Equity - total                    2,198       1,700       2,521       2,672       1,850       2,017       2,317
     Amount deferred                        2,198         700           0         970           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Large Cap Value - total                     1,081         967       1,404       1,555       1,025         900       1,200
     Amount deferred                        1,081         379           0         562           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Limited Duration Bond - total               1,081         967       1,404       1,555       1,025         900       1,200
     Amount deferred                        1,081         379           0         562           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
New Dimensions - total                      4,256       2,958       4,579       4,730       3,317       4,075       4,375
     Amount deferred                        4,256       1,225           0       1,716           0           0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending August 31
--------------------------------------------------------------------------------------------------------------------------
Diversified Bond - total                    2,394           0       3,237       3,437           0       3,033       3,283
     Amount deferred                        2,394                       0       1,490                       0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending September 30
--------------------------------------------------------------------------------------------------------------------------
Balanced - total                            1,177           0       1,354       1,504           0       1,150       1,350
     Amount deferred                        1,177                       0         611                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Diversified Equity Income - total           1,460           0       1,654       1,804           0       1,450       1,650
     Amount deferred                        1,460                       0         717                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Mid Cap Value - total                       1,060           0       1,204       1,354           0       1,000       1,200
     Amount deferred                        1,060                       0         548                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Stock - total                               1,427           0       1,654       1,804           0       1,450       1,650
     Amount deferred                        1,427                       0         730                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Strategic Allocation - total                1,094           0       1,254       1,404           0       1,050       1,250
     Amount deferred                        1,094                       0         571                       0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets - total                    1,035           0       1,162       1,312           0       1,008       1,108
     Amount deferred                        1,035                       0         514                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
European Equity - total                     1,069           0       1,204       1,354           0       1,050       1,150
     Amount deferred                        1,069                       0         532                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Global Balanced - total                     1,069           0       1,204       1,354           0       1,050       1,150
   Amount deferred                          1,069                       0         532                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Global Bond - total                         1,069           0       1,204       1,354           0       1,050       1,150
     Amount deferred                        1,069                       0         532                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Global Equity - total                       1,069           0       1,204       1,354           0       1,050       1,150
     Amount deferred                        1,069                       0         532                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Global Technology - total                     977           0       1,104       1,254           0         950       1,050
   Amount deferred                            977                       0         495                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
International Aggressive Growth -           1,185           0       1,320       1,470           0       1,167       1,267
total
     Amount deferred                        1,185                       0         571                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
International Equity - total                1,069           0       1,204       1,354           0       1,050       1,150
     Amount deferred                        1,069                       0         532                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


Statement of Additional Information - Oct. 3, 2005                  Page 140

-------------------------------------- -----------------------------------------------------------------------------------
                Fund                                            Aggregate Compensation from Fund
-------------------------------------- -----------------------------------------------------------------------------------
                                        Carroll      Flynn       Jones       Lewis       Paglia     Simpson     Taunton-
                                                                                                                 Rigby
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
International Opportunity - total           1,194           0       1,337       1,487           0       1,183       1,283
     Amount deferred                        1,194                       0         581                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
International Select Value - total          1,085           0       1,237       1,387           0       1,083       1,183
     Amount deferred                        1,085                       0         552                       0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
International Small Cap - total               910           0         887       1,037           0         783         833
     Amount deferred                          910                       0         342                       0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending November 30
--------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond - total        1,077         208       1,204       1,404         158       1,050       1,150
     Amount deferred                        1,077           0           0         506           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Mid Cap Growth - total                      2,335         317       2,462       2,662         267       2,308       2,408
     Amount deferred                        2,335           0           0         945           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Tax-Exempt Bond - total                     1,485         242       1,612       1,812         192       1,458       1,558
     Amount deferred                        1,485           0           0         652           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Tax-Exempt High Income -  total             1,977         283       2,104       2,304         233       1,950       2,050
     Amount deferred                        1,977           0           0         823           0           0           0
--------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending December 31
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market - total               977         208       1,154       1,304         167         950       1,000
     Amount deferred                          977           0           0         430           0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


+   Livio D. DeSimone retired as a Board member, effective Sept. 8, 2005.

** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Funds-of-Funds invests.

Master portfolios. For funds that are part of a master/feeder structure, Board members also received compensation from the master portfolios during the last fiscal period as shown in the following table:

                      Table 32A. Board Member*+ Compensation - Master Portfolios
-------------------------------------- ----------------------------------------------------------------------------------
              Portfolio                                      Aggregate Compensation from Portfolio
-------------------------------------- ----------------------------------------------------------------------------------
                                        Carroll      Flynn       Jones       Lewis      Paglia     Simpson     Taunton-
                                                                                                                Rigby
-------------------------------------------------------------------------------------------------------------------------
For portfolios with fiscal period ending May 31
-------------------------------------------------------------------------------------------------------------------------
Government Income - total                   1,937       1,200       2,264       2,415      1,283       1,808       2,058
     Amount deferred                        1,937         458           0         920          0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
High Yield  - total                         2,129       1,300       2,455       2,607      1,400       2,000       2,250
     Amount deferred                        2,129         500           0         993          0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
Quality Income - total                      1,429         950       1,755       1,907        992       1,300       1,550
     Amount deferred                        1,429         354           0         727          0           0           0
-------------------------------------------------------------------------------------------------------------------------
For portfolios with fiscal period ending July 31
-------------------------------------------------------------------------------------------------------------------------
Growth  - total                             2,423       1,842       2,746       2,897      2,017       2,242       2,542
     Amount deferred                        2,423         758           0       1,052          0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
Growth Trends - total                       8,173       5,608       8,496       8,647      6,283       7,992       8,292
     Amount deferred                        8,173       2,392           0       3,155          0           0           0
-------------------------------------------------------------------------------------------------------------------------
For portfolios with fiscal period ending September 30
-------------------------------------------------------------------------------------------------------------------------
Equity Income - total                       1,910           0       2,204       2,354          0       2,000       2,200
     Amount deferred                        1,910                       0         939                      0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
Balanced - total                            1,510           0       1,754       1,904          0       1,550       1,750
     Amount deferred                        1,510                       0         770                      0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
Equity - total                              1,760           0       2,054       2,204          0       1,850       2,050
     Amount deferred                        1,760                       0         889                      0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
Total Return - total                        1,335           0       1,529       1,679          0       1,325       1,525
     Amount deferred                        1,335                       0         675                      0           0
-------------------------------------------------------------------------------------------------------------------------
For portfolios with fiscal period ending October 31
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets - total                    1,077           0       1,212       1,362          0       1,058       1,158
     Amount deferred                        1,077                       0         535                      0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
World Growth - total                        1,160           0       1,304       1,454          0       1,150       1,250
     Amount deferred                        1,160                       0         570                      0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
World Income - total                        1,169           0       1,320       1,470          0       1,167       1,267
     Amount deferred                        1,169                       0         580                      0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
World Technologies - total                  1,069           0       1,204       1,354          0       1,050       1,150
     Amount deferred                        1,069                       0         532                      0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------


Statement of Additional Information - Oct. 3, 2005                  Page 141

-------------------------------------- ----------------------------------------------------------------------------------
              Portfolio                                      Aggregate Compensation from Portfolio
-------------------------------------- ----------------------------------------------------------------------------------
                                        Carroll      Flynn       Jones       Lewis      Paglia     Simpson     Taunton-
                                                                                                                Rigby
-------------------------------------------------------------------------------------------------------------------------
For portfolios with fiscal period ending November 30
-------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield - total                 3,019         367       3,145       3,345        317       2,992       3,092
     Amount deferred                        3,019           0           0       1,194          0           0           0
-------------------------------------- ----------- ----------- ----------- ----------- ---------- ----------- -----------


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


+   Livio D. DeSimone retired as a Board member, effective Sept. 8, 2005.


Control Persons and Principal Holders of
Securities

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          Table 33. Control Persons and Principal Holders of Securities as of 30 days after the end of the fund's fiscal period


------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
          Fund                   Shareholder name,           Class A     Class B     Class C    Class I     Class Y    Percent of
                                  city and state                                                                         Fund (if
                                                                                                                         greater
                                                                                                                         than 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending January 31
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder         Ameriprise Financial, Inc.                                                         11.44%
Aggressive                Minneapolis, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab & Co., Inc.                                                         88.56%
                          (Charles Schwab) a brokerage
                          firm in San Francisco, CA
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Portfolio Builder         Ameriprise Financial                                                              100.00%
Conservative
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Portfolio Builder         Ameriprise Financial                                                               46.90%
Moderate
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab                                                                     53.10%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Portfolio Builder         Ameriprise Financial                                                               21.82%
Moderate Aggressive
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab                                                                     78.18%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Portfolio Builder         Ameriprise Financial                                                              100.00%
Moderate
Conservative
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Portfolio Builder Total   Ameriprise Financial                                                               12.34%
Equity
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab                                                                     87.66%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Small Company Index       Charles Schwab                      9.96%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           65.78%
                          Minneapolis, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Asbestos Workers Local 34                                                          25.78%
                          Minneapolis, MN
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
S&P 500 Index***          Clients of American Enterprise
                          Investment Services, Inc.
                          (AEIS), a brokerage firm,
                          Minneapolis, MN
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending March 31
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value              Ameriprise Financial                                                  100.00%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           98.74%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          John C. Mullarkey                                           6.37%
                          Willowbrook, IL
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Precious Metals           Charles Schwab                      17.51%                                         95.29%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          John E. Bridgman                                            6.10%
                          Minneapolis, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Richard L. and                                              5.71%
                          Susan Angela Venerable
                          Argyle, TX
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 142

------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Shareholder name,                  Class A     Class B     Class C    Class I     Class Y    Percent of
Fund                      city and state                                                                                Fund (if
                                                                                                                         greater
                                                                                                                        than 25%)
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Small Cap Advantage       Charles Schwab                      17.79%                                         99.46%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.40%
                          Aggressive Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Small Cap Growth          Charles Schwab                      15.25%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.39%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           69.43%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Strategy Aggressive       Ameriprise Financial                                                  100.00%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Met Life                                                                           93.94%
                          Jersey City, NJ
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending May 31
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth         Charles Schwab                      5.02%                                          58.52%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          AEIS                                                        5.10%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Roger J., Sylvia Ann and                                   11.31%
                          Matthew Thompson
                          Eagle, ID
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.70%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.87%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.66%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.10%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.89%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               41.49%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Fundamental Growth        Charles Schwab                      7.00%                                          44.41%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          AEIS                                                        5.91%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.72%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.87%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.62%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.09%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.92%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Terry H. Henson                                             8.46%
                          Fairmount, GA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Nancy P. Kofranek                                           5.50%
                          Oxnard, CA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               55.60%      73.50%*
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Fundamental Value         Charles Schwab                      14.97%                                         98.09%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.73%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.89%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.61%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.09%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.91%
                          Conservative Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
High Yield Bond           Charles Schwab                      11.00%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                  100.00%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Met Life                                                                           50.50%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Select Value              Charles Schwab                      11.34%                                         76.29%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.78%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.82%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.62%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         18.99%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.99%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               23.71%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 143

------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Fund                      Shareholder name,                  Class A     Class B     Class C    Class I     Class Y    Percent of
                          city and state                                                                                Fund (if
                                                                                                                         greater
                                                                                                                        than 25%)
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Selective                 Portfolio Builder Conservative                                         15.80%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        35.47%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.15%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             13.84%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               97.47%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Short Duration            Charles Schwab                      10.00%
U.S. Gov't
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Conservative                                         29.71%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           24.34%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             45.92%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               22.34%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Small Cap Equity          Charles Schwab                      21.21%                                         91.36%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.87%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.65%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.66%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.08%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.89%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               8.64%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Small Cap Value           Charles Schwab                      21.84%                                         94.45%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                                    20.92%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                                         32.79%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                                       19.46%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                                     19.06%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                                         5.88%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               5.55%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
U.S. Gov't Mortgage       Charles Schwab                      15.46%                                         70.83%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                  100.00%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Value                     Charles Schwab                      12.97%                                         93.22%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.70%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.86%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.65%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.11%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.92%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               6.78%
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending June 30
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity      Charles Schwab                      10.51%                                        100.00%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                  100.00%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Insured Tax-Exempt        J. Haley Stephens and Lynne S.                              7.19%
                          Kelly as the Trustees of the
                          Mary M. Stephens Irrevocable
                          Trust, Calhoun, GA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                              100.00%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
California Tax-Exempt     Arthur Mendel and Dorothy                                   6.50%
                          Mendel as the Trustees of the
                          Dorothy M. Mendel Irrevocable
                          Trust, Richmond, CA
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 144

------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Shareholder name,                  Class A     Class B     Class C    Class I     Class Y    Percent of
Fund                      city and state                                                                                Fund (if
                                                                                                                         greater
                                                                                                                        than 25%)
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Massachusetts             Charles Schwab                      6.56%
Tax-Exempt
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          June P. Venette and Norman E.                               9.24%
                          Venette as the Trustees of the
                          Norman E. Venette Revocable
                          Trust, Orange, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Donal A. Simard and Claire G.                               7.14%
                          Simard, Ipswich, MA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Alphonse A. Di Nardo and Linda                              6.30%
                          Di Nardo, Leominster, MA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Harvey W. Levin and Phyllis                                 6.10%
                          Levin, Swampscott, MA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Rita Hashem, Tewksbury, MA                                  5.18%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Michigan Tax-Exempt       Charles Schwab                      5.39%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Chester V. Mysliwiec and Rose                   7.02%
                          M. Mysliwiec as the Trustees of
                          the Rose M. Mysliwiec
                          Living Trust, Grand Rapids, MI
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Barry J. Fishman and Teresa A.                             10.96%
                          McMahon, as Trustees for the
                          Barry J. Fishman Living Trust,
                          AnnArbor, MI
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ray W. Butler and Gertrude E.                               7.04%
                          Butler, Clarkston, MI
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          R. Paul Minger and Diane E. 5.55% Minger, Huntley, IL
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
New York Tax-Exempt       Charles Schwab                      5.11%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Dana Brandwein and Daniel                                   7.80%
                          Oates, Sharon, CT
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Arthur Ezersky and Sandra                                   7.28%
                          Ezersky, Woodbury, NY
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles D. Adler and Judith E.                              5.91%
                          Adler, New York, NY
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Ohio Tax-Exempt           Charles Schwab                      5.54%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Sandra K. Ogle, Strongsville, OH                5.14%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Richard L. Sears, Parma, OH                                 6.32%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Joseph A. Sears, Berea, OH                                  6.32%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          James N. Sears, Columbus, OH                                6.32%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          David A. Sears, Brunswick, OH                               6.10%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Real Estate               Charles Schwab                      10.23%                                         62.53%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               37.47%      37.38%*
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           15.20%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Conservative                                         5.32%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        25.63%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             31.33%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             10.35%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         12.14%
                          Fund
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending July  31
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management           Ameriprise Trust Company                                                           96.61%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Jerry J. and Roma J. Meyer,                                10.41%
                          Williamsburg, IN
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 145

------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                         Shareholder name,                  Class A     Class B     Class C    Class I     Class Y    Percent of
Fund                      city and state                                                                                Fund (if
                                                                                                                         greater
                                                                                                                        than 25%)
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Core Bond                 IDS Life Insurance Company,         17.56%                                         9.64%
                          Minneapolis, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab                      13.23%                                         90.36%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Frank S. Gregory, Derry, NH                                 6.27%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Conservative                                         12.18%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        41.33%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.45%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             10.22%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                                           73.57%*
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Disciplined Equity        Charles Schwab                      10.87%                                         60.92%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Emanuel A. and Kelly D.                                     9.56%
                          Madeira, S. Dartmouth, MA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Brian L. and Mary Jane Hopp,                                8.25%
                          Beldenville, WI
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Linda L. Lane, Bay Pines, FL                                6.29%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Paul M. and Nikki S. Farmer,                                5.48%
                          Franklin, TN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Evelyn F. and Steven Couture,                               5.10%
                          Plymouth, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.61%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.63%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             33.09%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.85%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.09%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                        7.02%                  39.08%      68.54%*
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Discovery                 Ameriprise Trust Company                                                          100.00%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Hal C. Beckley and William A.                              67.22%
                          Beckley, Branford, CT
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Teresa M. and Carl Greenfield,                             12.28%
                          Seattle, WA
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Terence J. Benka, Milwaukee, WI                             8.37%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                        7.91%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Growth                    Charles Schwab                      6.58%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           98.98%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.66%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.71%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             33.04%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.79%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.08%
                          Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Income Opportunities      Charles Schwab                      19.59%                                         97.45%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           12.71%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        53.17%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             24.77%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             9.33%
                          Conservative Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 146

------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Shareholder name,                  Class A     Class B     Class C    Class I     Class Y    Percent of
Fund                      city and state                                                                                Fund (if
                                                                                                                         greater
                                                                                                                        than 25%)
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Inflation Protected       Charles Schwab                      18.04%
Securities
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          IDS Life Insurance Company,                                                       100.00%
                          Minneapolis, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Conservative                                         10.20%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        37.97%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             31.86%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             19.95%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                                           28.37%*
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Large Cap Equity          Charles Schwab                      5.48%                                          76.80%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               5.53%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Wells Fargo Bank as Tr of the                                                      17.67%
                          Holland American Line,
                          Minneapolis, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.57%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.74%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             33.37%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.61%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.05%
                          Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Large Cap Value           Charles Schwab                      15.35%                                         90.06%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.72%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.66%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             33.08%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.74%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.05%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               9.94%       27.93%*
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Limited Duration Bond     Charles Schwab                      18.26%                                         83.70%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Donald and Elizabeth L. Snow,                               7.22%
                          Derry, NH
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Sylvia Cohen, Stockton, CA                                  5.33%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           17.24%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Conservative                                         14.41%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        14.27%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             23.98%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             30.10%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          IDS Life Insurance Company,                                                        16.30%
                          Minneapolis, MN
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                                           42.41%*
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
New Dimensions            Charles Schwab                      5.32%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           82.79%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Aggressive                                           19.67%
                          Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate Fund                                        20.73%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             33.04%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             5.83%
                          Conservative Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Total Equity                                         19.00%
                          Fund
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Oct. 3, 2005                  Page 147

------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Fund                      Shareholder name,                  Class A     Class B     Class C    Class I     Class Y    Percent of
                          city and state                                                                                Fund (if
                                                                                                                         greater
                                                                                                                        than 25%)
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Funds with fiscal period ending August 31
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Bond          Charles Schwab                      5.86%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                  100.00%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           72.40%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Tomorrow's Scholar                                                                 6.62%
                          Menomonee Falls, WI
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending September 30
-----------------------------------------------------------------------------------------------------------------------------------
Balanced                  Ameriprise Trust Company                                                           99.78%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Diversified Equity        Charles Schwab                      10.20%
Income
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.32%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           53.55%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Mid Cap Value             Charles Schwab                      15.40%                                         96.46%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.23%
                          Aggressive Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Strategic Allocation      Ameriprise Trust Company                                                           61.99%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Marshall & Ilsley Trust Co                                                         38.00%
                          Milwaukee, WI
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Stock                     Portfolio Builder Moderate                                             32.27%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           95.66%
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending October  31
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets          Charles Schwab                      9.72%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          AEIS                                                        6.40%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             33.15%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           95.28%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Raymond T. Snapp                                            5.59%
                          Bedford, IN
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
European Equity           Charles Schwab                      13.66%                                         86.15%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                  100.00%      13.86%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Global Balanced           Charles Schwab                      9.68%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           99.96%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Sherman D and Carol A Deponte,                              6.35%
                          Trustees
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Global Bond               Portfolio Builder Moderate                                 42.46%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab                                                                    100.00%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Global Equity             Ameriprise Trust Company                                                           90.29%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Global Technology         Charles Schwab                      11.74%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           92.26%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
International             Charles Schwab                      33.80%                                         92.74%
Aggressive Growth
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.22%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                               7.26%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
International Equity      Ameriprise Financial                28.46%                                                     35.45%*
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab                      9.13%                                          82.96%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.28%
                          Aggressive Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
International             Charles Schwab                      9.92%
Opportunity
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.34%
                          Aggressive Fund
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Tomorrow's Scholar                                                                 66.88%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Roger J. Thompson                                           5.71%
                          Eagle, ID
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
International Select      Charles Schwab                      17.28%                                         96.92%
Value
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.47%
                          Aggressive Fund
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------


Statement of Additional Information - Oct. 3, 2005                  Page 148

------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Fund                      Shareholder name,                  Class A     Class B     Class C    Class I     Class Y    Percent of
                          city and state                                                                                Fund (if
                                                                                                                         greater
                                                                                                                        than 25%)
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
International Small Cap   Ameriprise Financial                27.47%                                         18.17%      33.69%*
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Charles Schwab                      14.79%                                         81.83%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Portfolio Builder Moderate                                             32.40%
                          Aggressive Fund
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending November 30
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate              Charles Schwab                      12.26%
Tax-Exempt
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                              100.00%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Mid Cap Growth            Charles Schwab                      7.07%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Trust Company                                                           68.09%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Tax-Exempt Bond           AEIS                                                        6.57%
                          --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
                          Ameriprise Financial                                                              100.00%
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------
Tax-Exempt                Ameriprise Financial                                                              100.00%
High Income
-----------------------------------------------------------------------------------------------------------------------------------
Funds with fiscal period ending December  31
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                None
Money Market
------------------------- --------------------------------- ----------- ----------- ---------- ----------- ----------- ------------

* Combination of Ameriprise Financial initial capital for Class A shares and Portfolio Builder Fund investments in Class I shares.


** Ameriprise Trust Company is not the beneficial owner of these shares. The shares are held of record by Ameriprise Trust Company and are normally voted by various retirement plans and retirement participants.


*** American Enterprise Investment Services, Inc. (AEIS), Minneapolis, MN holds of record 100% of Class D shares and 85.59% of Class E shares.

A fund may serve as an underlying investment of the RiverSource Portfolio Builder Series, a group of six funds-of-funds (the Portfolio Builder Funds) that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the Portfolio Builder Funds share the same officers, directors, and investment manager, RiverSource Investments. The Portfolio Builder Funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the Portfolio Builder Funds in a fund may represent a significant portion of a fund. Because the Portfolio Builder Funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the Portfolio Builder Funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the Portfolio Builder Funds, may be deemed a beneficial owner of the shares of an underlying fund held by the Portfolio Builder Funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.


Independent Registered Public Accounting Firm

The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.

Statement of Additional Information - Oct. 3, 2005                      Page 149

                                                                      Appendix A

                             DESCRIPTION OF RATINGS

Standard & Poor's Long-Term Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o        Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

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Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor's Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

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

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

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Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S:Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information - Oct. 3, 2005                      Page 155
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                                                                      Appendix B

                             STATE TAX-EXEMPT FUNDS

                               STATE RISK FACTORS

The yields on the securities in which the Funds will invest generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue.

In addition to such factors, such securities will experience particular sensitivity to local conditions -- including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality including: ecological or environmental concerns; litigation; natural disasters; and statutory limitations on an issuer's ability to increase taxes. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation (GO) bonds of a particular state. A summary description of certain factors and statistics describing the economies in each state is set forth below. Such information is not specific to the issuer of a particular security that a Fund may own and is only intended to provide a general overview. Such information has been excerpted from publicly available offering documents and from other research reports prepared by rating agencies such as Standards & Poor's, Moody's Investors Services and Fitch Investors Services, Inc. No Fund has independently verified this information and no Fund makes any representations regarding this information.

In recessionary periods, an issuer's ability to pay interest on or repay principal of securities in which the Funds will invest may be significantly impaired.

Many uncertainties continue to exist as of mid-year 2005 in the current forecasts for the national and state economies. Given the ongoing volatility in the financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. Please monitor your investment accordingly.

Factors Affecting California

California's large and diverse economy remains healthy overall and has regained substantially all of its lost jobs from the 2001 recession. The state's economy is showing solid to moderate growth in most regions, including Northern California, which bore the brunt of the recent recession. Between May 2004 and May 2005, employment grew by 1.8%, slightly faster than the U.S., as unemployment declined to 5.3%- only slightly above the national employment rate of 5.1%. California's economy continues to benefit from higher than average wealth and income metrics.

Despite the improvement in the state's economy and significant upward revisions in tax revenue estimates for 2005 and 2006, California continues to grapple with a structural budget imbalance. Fiscal 2005 ended with a general fund reserve of $6.1 billion, but $2 billion of the reserve was a result of a deficit financing bond. The state has relied heavily on borrowing to fund accumulated operating deficits over the past few years, but debt levels per capita remain moderate in comparison to other states. California is currently projecting operating budget deficits of 5-10% for fiscal 2006 and 2007. The Governor's revised fiscal 2006 budget proposal provides for no new deficit borrowing, but uses one-time capital gains and tax amnesty revenues, along with general fund reserves, to cover the $4.9 billion operating shortfall. Looking forward, a sizable gap of $5 billion is currently projected in the governor's budget for fiscal 2007. Meanwhile, the Governor has called a special election for this November to impose a cap on annual state expenditure growth and budget revisions allowing for new gubernatorial powers to reduce spending. California historically fails to pass a budget by its required June15th deadline and began the current fiscal year on July 1st without a budget in place- its fifth straight year without an on time budget. A late budget does not have negative ramifications for the state's general obligation debt service payments.

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

Factors Affecting Massachusetts

The Commonwealth of Massachusetts diverse economy, driven by high technology, financial services, education and health care, has started to stabilize following a three year period of decline. At the end of 2004, the Commonwealth `s total non farm employment was down by approximately 158,000 jobs from the high three years ago, a decline of 4.8% and among the highest in the nation. Since then the economy shows some signs of stabilization as non-farm gains have been achieved through the first four months of 2005 on a year-over-year basis. Massachusetts' unemployment rate of 4.7% compares favorably to national average of 5.2%. Stability results from the increasing role of services in the economy and contributions made by high technology industries such as research laboratories, computer software, management consulting and health care.

The recovering economy and conservative budget management allowed the commonwealth to improve operations in fiscal 2005. The state anticipates collecting approximately $17.1 billion in taxes at the end of fiscal 2005, an increase of 7% from the prior year and projects ending with a closing General Fund balance of $885 million on a $22.7 billion budget. The 2006 budget of $23.2 billion reflects a modest increase of 2.4% over fiscal 2005. Notable increases take place in the areas of debt service, pensions, human services and education. Similar to other states, Massachusetts is likely to face spending pressure in the areas of Medicaid, despite the one-time use of accumulated surplus set-aside, and pension funding. Despite spending down $1.7 billion of the Rainy Day fund through the recession, the 2006 budget forecasts ending the year with a balance of $1.2 billion. Key initiatives in the 2006 budget include the rollback of the personal income tax from 5.3% to 5.0% and the lack of non-recurring revenues to balance the budget. Massachusetts' high debt ratios are likely to remain under pressure with a sizable capital plan, particularly in the areas of schools and transportation.

Factors Affecting Michigan

Like certain other manufacturing based states, Michigan's economy continues to under perform the national economy. Michigan's job losses have been both protracted and severe. While many other states began adding jobs in 2003 or 2004, Michigan continues to lose jobs. Michigan's economy has lost 7% of its non farm jobs since the mid-2000 peak while many other states lost 2% to 3% of their jobs during the recession. As of May 2005 Michigan's unemployment rate currently stands at 7.1% vs. a national unemployment rate of 5.1%. The weak job environment is related to Michigan's dependence on manufacturing in general and on autos in particular. The Big Three continue to struggle and are actively searching for ways to reduce capacity. Due in part to expectations of continued weak auto and manufacturing conditions, Michigan's state economists forecast slower economic growth in 2005 and 2006 compared to 2004. Despite the difficult economic conditions some pockets of strength exist in areas such as Lansing and Ann Arbor which are more service oriented than areas such as Flint and Detroit.

Michigan continues to face budgetary pressures as spending pressures persist and revenues remain soft. The State's May 2005 Consensus Revenue Forecast predicts a continued weak revenue environment through Fiscal Year 2006. During the first few years of the recession Michigan spent down its rainy day fund and has been unable to significantly rebuild this financial cushion. Not all fiscal news is negative however, Michigan benefits from a number of management controls that enhance effectiveness and control over budgetary issues, e.g., balanced budget requirement and gubernatorial line item veto power. Michigan also benefits from a low debt burden and rapid debt amortization. Further, Michigan has a well funded pension system relative to many other states. Michigan created a new defined contribution plan for new state employees hired after 1997; effectively closing the existing state employees defined benefit retirement system. Over time, this move is expected to reduce budgetary pressure by limiting future retirement costs.

Factors Affecting Minnesota

Minnesota's economy has regained substantially all of its lost jobs from the 2001 recession. The state's economy is less manufacturing dependent than many other Midwestern states and, as a result, Minnesota's job picture has been brighter than many other Midwestern states. The brighter job picture is reflected in a lower than average unemployment rate. Minnesota's unemployment rate of 4.3%, as of May 2005, is well below the nation unemployment rate of 5.1%. Minnesota's economy continues to benefit from higher than average wealth and income metrics.

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Minnesota's tax revenues have grown concomitantly with job growth. Fiscal year
2005 tax revenue growth for Minnesota was a healthy 5.8% from the prior year. The strongest category of tax revenue growth was the corporate income tax which grew by over 40% during the year. Despite the improving revenue environment, the state has had difficulty passing its fiscal year 2006 budget. As we approach fiscal year end a government shut down has been threatened as lawmakers argue over how to allocate state revenues. The main issues of contention include taxes, casinos and health care spending. Essential spending categories will continue to be funded in the event of a shutdown, including debt service payments on state general obligation debt. The projected fiscal year budget gap is estimated to be a little less than $500MM or roughly 3% of the general fund budget. Like other state's Minnesota used its rainy day fund during the recession, but the state has made some progress replenishing its reserves. The general fund cushion improved in fiscal year 2004 to 6.7% of expenditures vs. 2.7% in the prior year.

Factors Affecting New York

The State of New York's economy remains characterized by two distinct economies. In upstate New York, the economy continues as primarily manufacturing based, while downstate is anchored by the City of New York and its finance and services oriented economy. New York's economy continues its recovery to levels prior to the start of the recession and terrorist acts in 2001. The improvement has been largely due to the economic performance of New York City and its surrounding suburbs. With growth in the region supported by a rebounding Wall Street, finance and insurance industries and the subsequent healthy profits and bonuses. At the end of the first quarter in 2005, the state's unemployment rate dropped to 4.6%, the lowest rate since June 2001, down from 5.1% in February and well below the 6.1% March 2004 rate. This also compares favorably to the national unemployment rate of 5.2% for the same period. Despite the overall job creation, the manufacturing sector continues to bear the brunt of the state's job losses. Employment in the manufacturing and mining sectors combined fell 2.7% in 2004, although a significant improvement from the 6.0% decline in 2003.

As a result of the overall improvement in economic performance, along with a temporary increase in the sales and income taxes, the state's fiscal condition has benefited accordingly. The fiscal 2005 budget ended with a General Fund closing balance of $1.2 billion or 2.6% of the General Fund, as well as an increase of $352 million into a new Fiscal Stability Reserve Fund. The fiscal 2006 budget forecasts an increase of 4.7% over the prior year. Despite the fiscal improvement, New York still grapples with a structural budget imbalance, relying on $856 million of non-recurring revenue to close the budget gap. Going forward, the primary issues pressuring the state's operations will continue to be Medicaid, pension funding and school funding. Additional multi-billion dollar annual costs are likely as a result of a court order finding education financing to be unconstitutional. One event of note is that the Fiscal 2006 budget represents the first budget passed on time in the past 21 years. The state maintains large ongoing capital needs and outstanding debt levels which rank in the top five states on a per capita and relative to personal income basis.

Factors Affecting Ohio

Like many other manufacturing based states, Ohio's economy experienced a period of job loss during the recession. Ohio's economy lost 4% of its jobs from mid 2000 through 2003. The rate of job loss was worse than the national average but not as severe as certain other nearby manufacturing states. Ohio appears to have begun to gradually grow jobs, adding approximately 45,000 jobs since early 2004. Despite recent job growth Ohio's unemployment rate of 6.1% remains above the nation's unemployment rate of 5.1%, as of May 2005. The weaker unemployment number reflects Ohio's exposure to and dependence on the manufacturing sector. Despite the challenging manufacturing environment, certain service based areas of the state appear to be pockets of strength. The regional differences are most apparent in the differing rates of unemployment for various metropolitan areas as of May 2005. Manufacturing based metropolitan areas like Canton (6.2%), Toledo (6.3%) and Youngstown (6.4%) have higher unemployment rates than service based metropolitan areas like Cincinnati (5.2%) and Columbus (5.2%).

Statement of Additional Information - Oct. 3, 2005                  Page 158
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Ohio's revenue environment seems to be improving. Fiscal year 2004 revenues were stronger than anticipated and fiscal year 2005 tax receipts are coming in 3.7% better than budget through May 2005. Most of the strength is due to strong personal income tax receipts. Year to date personal income taxes are 14% above last year's comparable number. Year to date spending is 1% below budget mostly due to lower than expected health care and welfare expenditures. Like certain other manufacturing based states, Ohio had to use the bulk of its rainy day fund during the recession. The General Fund reserve balance is budgeted to fall to $110MM in fiscal year 2005 vs. $533MM in the prior year. Ohio partly balanced its Fiscal Year 2005 budget with a "temporary" sales tax increase of one penny. The tax was scheduled to sunset in July 2005. Rather than letting the temporary tax sunset, the 2006-2007 biennium budget makes half of the new penny permanent and allows the other half to sunset. Like many states, Ohio will be challenged by growing Medicaid spending, one of Ohio's largest expense categories. Ohio benefits from the governor's strong ability to cut spending and the constitutional balance budget requirement. Ohio's debt burden and pension funding levels are better than national averages.

Factors Affecting Puerto Rico

Historically, the Commonwealth's economy has maintained a very close relationship with that of the United States. Consequently, the slowdown and the subsequent recovery in the United States have been reflected in the Puerto Rico economy but with a lagging effect. Through the first nine months of fiscal year 2005 (6/30 year-end) Puerto Rico's GNP registered an increase of 2.3% while the GDP growth rate of the U.S. came in at 3.7%. Unemployment, traditionally in the double digits for the island, registered a rate of 10.8% through the first nine months of fiscal 2005, an improvement from 11.6% for the same prior year period, but still well above the 5.2% unemployment rate of the U.S. After decades as an economy reliant on manufacturing and agriculture, the Commonwealth of Puerto Rico continues its efforts to diversify its economy by focusing on services and various technological sectors.

The commonwealth's fiscal position deteriorated significantly over the last two fiscal years with large operating deficits that have reduced reserves and liquidity to marginal levels. In 2004 Puerto Rico ended the year with an operating deficit of $322 million that was subsequently closed through loans from the Government Development Bank of Puerto Rico, the commonwealth's fiscal agent and advisor. After starting fiscal 2005 with a budget gap of $550 million, an inability to control expenditures led to a year-end gap of approximately $1 billion. In response to the deficits, the government of Puerto Rico issued additional debt in the bond market to help work its way out of the deficit position. Fiscal 2006 is starting with another sizable gap ($1.8 billion) that will require the implementation of severe measures to raise revenues and cut expenses. Historically, the island's debt burden has been very high, partly as a function of the government's centralized role and assuming responsibility for services typically handled at the local level in the United States. With the issuance of the deficit financing and its annual borrowings to finance its capital program, the Commonwealth's outstanding debt level stands at nearly 60% of personal income. As a comparison, the State with the highest debt burden in the United States (Hawaii) has a debt to personal income ratio of 11%.

As a result of the deterioration in its credit position, the Commonwealth's general obligation bond ratings were downgraded from Baal and A- to Baa2 and BBB by Moody's and Standard and Poor's, respectively and assigned negative outlooks.

Statement of Additional Information - Oct. 3, 2005                      Page 159

                                                                      Appendix C

                            INSURED TAX-EXEMPT FUND

Insurance

The Fund's entire portfolio of municipal obligations will at all times be fully insured as to the scheduled payment of all installments of principal and interest thereon, except as noted below. This insurance feature minimizes the risks to the Fund and its shareholders associated with any defaults in the municipal obligations owned by the Fund.

Each insured municipal obligation in the Fund's portfolio will be covered by either a mutual fund Portfolio Insurance Policy issued by Financial Guaranty Insurance Company (Financial Guaranty), MBIA Insurance Corporation (MBIA) or a comparable insurer or a New Issue Insurance Policy obtained by the issuer of the obligation at the time of its original issuance. If a municipal obligation is already covered by a New Issue Insurance Policy then the obligation is not required to be additionally insured under a Portfolio Insurance Policy. A New Issue Insurance Policy may have been written by Financial Guaranty or other insurers. Premiums are paid from the Fund's assets, and will reduce the current yield on its portfolio by the amount thereof. Currently, there are no issuers insured under a Portfolio Insurance Policy.

Both types of policies discussed above insure the scheduled payment of all principal and interest on the municipal obligations as they fall due. The insurance does not guarantee the market value of the municipal obligations nor the value of the shares of the Fund and, except as described above, has no effect on the net asset value or redemption price of the shares of the Fund. The insurance of principal refers to the face or par value of the municipal obligation, and is not affected by the price paid by the Fund or by the market value.

The Fund may purchase municipal obligations on which the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. government or which are rated Aaa, MIG-1 or Prime-1 by Moody's or AAA, A-1 or SP-1 by S&P, in either case without being required to insure the municipal obligations under the Portfolio Insurance Policy.

New Issue Insurance. The New Issue Insurance Policies, if any, have been obtained by the respective issuers or underwriters of the municipal obligations and all premiums respecting the securities have been paid in advance by the issuers or underwriters. The policies are noncancelable and will continue in force so long as the municipal obligations are outstanding and the respective insurers remain in business. Since New Issue Insurance remains in effect as long as the insured municipal obligations are outstanding, the insurance may have an effect on the resale value of municipal obligations so insured in the Fund's portfolio.

Therefore, New Issue Insurance may be considered to represent an element of market value in regard to municipal obligations thus insured, but the exact effect, if any, of this insurance on market value cannot be estimated. The Fund will acquire municipal obligations subject to New Issue Insurance Policies only where the insurer is rated Aaa by Moody's or AAA by S&P.

Portfolio Insurance. The Portfolio Insurance Policy to be obtained by the Fund from Financial Guaranty will be effective only so long as the Fund is in existence, the insurer is still in business, and the municipal obligations described in the Portfolio Insurance Policy continue to be held by the Fund. In the event of a sale of any municipal obligation by the Fund or payment prior to maturity, the Portfolio Insurance Policy terminates as to that municipal obligation. Currently, there are no issuers insured under a Portfolio Insurance Policy.

In determining whether to insure any municipal obligation, the insurer applies its own standards, which are not necessarily the same as the criteria used in regard to the selection of municipal obligations by the Fund's investment manager. The insurer's decision is made prior to the Fund's purchase of the municipal obligations. Contracts to purchase municipal obligations are not covered by the Portfolio Insurance Policy although municipal obligations underlying the contracts are covered by this insurance upon their physical delivery to the Fund or its Custodian.

Statement of Additional Information - Oct. 3, 2005                  Page 160

Secondary Market Insurance. The Fund may at any time purchase from MBIA, Financial Guaranty or a comparable insurer a secondary market insurance policy (Secondary Market Policy) on any municipal obligation currently covered by the Portfolio Insurance Policy. The coverage and obligation to pay monthly premiums under the Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Market Policy.

By purchasing a Secondary Market Policy, the Fund would, upon payment of a single premium, obtain insurance against nonpayment of scheduled principal and interest for the remaining term of the municipal obligation, regardless of whether the Fund then owned the obligation. This insurance coverage would be noncancelable and would continue in force so long as the municipal obligations so insured are outstanding. The purpose of acquiring such a Policy would be to enable the Fund to sell a municipal obligation to a third party as a Aaa/AAA rated insured obligation at a market price higher than what otherwise might be obtainable if the obligation were sold without the insurance coverage. This rating is not automatic, however, and must specifically be requested for each obligation. Any difference between the excess of an obligation's market value as a Aaa/AAA rated security over its market value without this rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the obligation.

Since the Fund has the right to purchase a Secondary Market Policy for an eligible municipal obligation even if the obligation is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell the obligation rather than be obligated to hold it in its portfolio in order to continue the Portfolio Insurance Policy in force. Because coverage under the Portfolio Insurance Policy terminates upon sale of a municipal obligation insured thereunder, the insurance does not have an effect on the resale value of the obligation. Therefore, it is the intention of the Fund to retain any insured municipal obligations which are in default or in significant risk of default, and to place a value on the insurance which will be equal to the difference between the market value of similar obligations which are not in default. Because of this policy, the Fund's investment manager may be unable to manage the Fund's portfolio to the extent that it holds defaulted municipal obligations, which may limit its ability in certain circumstances to purchase other municipal obligations. While a defaulted municipal obligation is held in the Fund's portfolio, the Fund continues to pay the insurance premium but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal obligation comes due. This would not be applicable if the Fund elected to purchase a Secondary Market Policy discussed above with respect to a municipal obligation.

The following information regarding these insurers has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states and the District of Columbia. Financial Guaranty is a subsidiary of FGIC Corporation, a Delaware holding company, which is a subsidiary of General Electric Capital Corporation. Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of Municipal Bonds held in unit investment trust and mutual fund portfolios, provides New Issue Insurance and insurance for secondary market issues of Municipal Bonds and for portions of new and secondary market issues of Municipal Bonds. The claims-paying ability of Financial Guaranty is rated "AAA" by Standard & Poor's Ratings Services ("S&P) and Fitch Ratings. ("Fitch") and "Aaa" by Moody's Investor Service, Inc. ("Moody's") (collectively, the "Rating Agencies").

MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA is domiciled in the State of New York and licensed to do business in all 50 states and the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The claims-paying ability of MBIA is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.

Government Securities

The Fund may invest in securities guaranteed by an agency or instrumentality of the United States government. These agencies include Federal National Mortgage Association and Federal Housing Administration (FHA). In the case of a default on a FHA security, the outstanding balance is subject to an assignment fee and interest payments may be delayed. This will reduce the return to the Fund.

Statement of Additional Information - Oct. 3, 2005              Page 161

                                                                      Appendix D

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Statement of Additional Information - Oct. 3, 2005                  Page 162

Investments in Securities

AXP Core Bond Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (97.7%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign Agencies (0.5%)
Pemex Project Funding Master Trust
   12-15-15               5.75%              $880,000(c,d)            $862,840

Sovereign (1.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00              1,241,000(c)             1,583,110
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                581,000(c)             1,065,177
United Mexican States
   09-27-34               6.75                445,000(c)               469,030
Total                                                                3,117,317

U.S. Government Obligations & Agencies (27.0%)
Federal Home Loan Bank
   09-22-05               2.13              1,075,000                1,072,663
   08-11-06               3.25              3,250,000                3,221,693
   06-14-13               3.88              1,260,000                1,206,940
Federal Home Loan Mtge Corp
   09-15-06               3.63              1,725,000                1,715,283
   06-15-08               3.88              3,305,000                3,272,479
   03-18-09               3.76                485,000                  475,256
   07-12-10               4.13              2,921,000                2,883,185
Federal Natl Mtge Assn
   05-15-07               3.88                700,000                  696,290
   05-15-08               6.00                830,000                  867,103
   02-15-09               3.25              1,365,000                1,316,091
   04-15-14               4.13                515,000                  499,388
U.S. Treasury
   08-31-05               2.00                470,000                  469,503
   11-15-05               5.75              3,000,000                3,018,399
   12-31-05               1.88              2,430,000                2,412,630
   11-30-06               2.88                925,000                  912,029
   02-15-08               3.38              1,055,000                1,037,897
   06-15-10               3.63                  5,000                    4,890
   07-15-10               3.88              1,285,000                1,270,644
   05-15-15               4.13              1,955,000                1,930,258
   08-15-23               6.25              6,463,000(m)             7,793,214
   02-15-26               6.00              5,433,000                6,469,513

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

U.S. Government Obligations & Agencies (cont.)
U.S. Treasury (cont.)
   02-15-31               5.38%              $315,000                 $357,943
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63              1,680,014(g)             1,642,558
Total                                                               44,545,849

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (12.3%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.56              1,075,886(d,h)           1,074,616
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                150,000(d,k)             146,405
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                175,000(k)               173,004
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                200,000(k)               196,656
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05                600,000(k)               595,405
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29                350,000(d,k)             343,602
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               4.88                225,000                  228,075
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                238,669                  240,176
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                439,881                  426,707
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                325,000                  321,795
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                275,000                  272,594
  Series 2004-T16 Cl A3
   02-13-46               4.03                150,000                  146,297
  Series 2005-PWR8 Cl A1
   06-11-41               4.21                445,082                  441,410

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46%              $166,439(d)              $165,375
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                200,000                  194,037
  Series 2005-1 Cl A4
   07-15-09               4.05                400,000                  400,608
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08                300,000                  297,399
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                150,000                  149,409
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15                765,152(d)               757,003
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49                330,493                  328,201
  Series 2004-C1 Cl A2
   01-15-37               3.52                175,000                  169,614
Federal Natl Mtge Assn #385717
   11-01-12               4.84                483,218                  485,687
Federal Natl Mtge Assn #386558
   10-01-10               4.85                489,025                  491,321
Federal Natl Mtge Assn #386599
   11-01-10               4.47                105,647                  104,610
Federal Natl Mtge Assn #735029
   09-01-13               5.28                495,086                  508,854
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
   03-15-12               4.15                100,000(k)                99,332
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                255,734                  261,166
  Series 2004-C2 Cl A2
   03-10-40               4.12                150,000                  146,418
  Series 2005-C1 Cl A5
   06-10-48               4.77                400,000                  395,463
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                300,000                  295,372
  Series 2005-C1 Cl A1
   05-10-43               4.21                247,565                  244,860

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
   08-10-42               3.92%              $185,712                 $183,660
GS Mtge Securities
  Series 2005-GG4 Cl A1
   07-10-39               4.37                373,151                  370,305
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  197,710
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37                229,750                  227,915
  Series 2003-CB6 Cl A2
   07-12-37               5.26                100,000                  102,594
  Series 2003-LN1 Cl A1
   10-15-37               4.13                228,420                  223,044
  Series 2003-ML1A Cl A1
   03-12-39               3.97                184,204                  179,608
  Series 2004-C2 Cl A2
   05-15-41               5.26                325,000(h)               330,947
  Series 2004-CBX Cl A3
   01-12-37               4.18                150,000                  147,004
  Series 2004-CBX Cl A5
   01-12-37               4.65                250,000                  247,365
  Series 2005-CB11 Cl A3
   08-12-37               5.20                325,000                  331,754
  Series 2005-LDP2 Cl A1
   07-15-42               4.33                370,639                  369,823
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                200,000                  198,129
  Series 2002-C4 Cl A5
   09-15-31               4.85                500,000                  500,778
  Series 2003-C8 Cl A2
   11-15-27               4.21                500,000                  492,835
  Series 2003-C8 Cl A3
   11-15-27               4.83                300,000                  300,051
  Series 2004-C2 Cl A3
   03-15-29               3.97                225,000                  214,351
  Series 2004-C4 Cl A3
   06-15-29               4.99                175,000(h)               178,757
  Series 2004-C6 Cl A2
   08-15-29               4.19                325,000                  318,471
  Series 2004-C6 Cl A4
   08-15-29               4.58                100,000                   99,176
  Series 2004-C7 Cl A2
   10-15-29               3.99                250,000                  243,145

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
LB-UBS Commercial Mtge Trust (cont.)
  Series 2004-C8 Cl A2
   12-15-29               4.20%              $350,000                 $343,466
  Series 2005-C3 Cl A1
   07-15-30               4.39                246,754                  245,997
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                225,000(k)               222,428
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   05-12-43               4.22                326,450                  323,480
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               3.82                150,000(h)               150,143
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                200,000                  196,422
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                250,000                  246,490
  Series 2004-IQ8 Cl A2
   06-15-40               3.96                162,389                  159,991
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                100,000                   98,731
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  296,535
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                170,000                  168,129
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                283,343                  274,411
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                 39,059(k)                38,991
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05                500,000(k)               496,935
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                350,000                  345,620
  Series 2005-C16 Cl A3
   10-15-41               4.62                350,000                  346,218

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08-22-11               3.17%              $229,165                 $226,823
  Series 2004-3 Cl A3
   03-17-09               3.30                200,000                  197,563
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000                  395,528
Total                                                               20,332,794

Mortgage-Backed Securities (37.3%)(f,l)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28                304,874(e)               306,684
  Series 2005-3 Cl 7A1
   07-25-35               5.10                189,852(e)               189,531
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.14                198,103(e)               193,236
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                150,202                  151,422
  Series 2003-11 Cl 4A1
   01-25-19               4.75                245,103                  241,848
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03                505,107(e)               501,464
  Series 2004-12 Cl 3A1
   02-25-35               5.19                397,405(e)               397,965
Chaseflex Trust
  Series 2005-2 Cl 2A1
   06-25-35               6.00              1,952,552                1,981,846
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                225,697                  222,852
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              2,032,594                2,064,462
  Series 2005-6CB Cl 1A1
   04-25-35               7.50                404,474                  420,467
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.64                149,797(e)               146,861
  Series 2005-R2 Cl 2A1
   06-25-35               7.00                559,286                  585,646
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.42                148,785(e)               145,346

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18               6.50%              $251,263                 $265,620
   02-15-27               5.00                200,000                  200,238
   10-15-27               5.00              1,125,000                1,130,920
   06-15-28               5.00                700,000                  704,576
   12-15-28               5.50                395,000                  400,395
   02-15-33               5.50                208,331                  213,064
  Interest Only
   07-15-17               0.92                698,911(i)                80,207
   07-01-21               8.00                700,000(i)               120,330
   10-15-22              20.00                277,572(i)                17,843
  Principal Only
   07-01-21               4.60                700,000(j)               568,260
Federal Home Loan Mtge Corp #A12692
   10-01-32               6.00                251,453                  258,841
Federal Home Loan Mtge Corp #A13854
   09-01-33               6.00                196,650                  202,609
Federal Home Loan Mtge Corp #B10254
   10-01-18               5.50                636,351                  649,226
Federal Home Loan Mtge Corp #B10258
   10-01-18               5.00                101,236                  101,598
Federal Home Loan Mtge Corp #B12280
   02-01-19               5.50                346,576                  353,588
Federal Home Loan Mtge Corp #C59161
   10-01-31               6.00                214,774                  219,602
Federal Home Loan Mtge Corp #C77372
   03-01-33               6.00                407,018                  416,916
Federal Home Loan Mtge Corp #C90613
   01-01-23               5.00                198,030                  196,719
Federal Home Loan Mtge Corp #C90683
   06-01-23               5.00                204,416                  203,063
Federal Home Loan Mtge Corp #C90767
   12-01-23               6.00                205,452                  210,962
Federal Home Loan Mtge Corp #E74288
   12-01-13               6.00                273,949                  282,885
Federal Home Loan Mtge Corp #E96903
   05-01-18               5.50                478,708                  490,478
Federal Home Loan Mtge Corp #E98725
   08-01-18               5.00                241,963                  242,962
Federal Home Loan Mtge Corp #G01410
   04-01-32               7.00                472,795                  496,322
Federal Natl Mtge Assn
   08-01-20               4.50                100,000(b)                98,344
   08-01-20               5.00              1,000,000(b)             1,002,188
   08-01-20               5.50                175,000(b)               178,500
   08-01-20               6.00              1,500,000(b)             1,548,750
   09-01-35               5.00                225,000(b)               221,203

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn (cont.)
  Collateralized Mtge Obligation
   12-25-26               8.00%               $59,263                  $62,432
   08-25-29               5.50                340,000                  344,016
  Interest Only
   12-25-22               8.27                196,901(i)                27,780
   12-25-31               1.19                353,854(i)                65,774
Federal Natl Mtge Assn #252440
   05-01-29               7.00                380,688                  400,848
Federal Natl Mtge Assn #254587
   12-01-22               5.50                850,504                  861,468
Federal Natl Mtge Assn #254906
   10-01-18               4.50                338,354                  333,271
Federal Natl Mtge Assn #254916
   09-01-23               5.50                642,731                  650,809
Federal Natl Mtge Assn #255377
   08-01-34               7.00                284,135                  299,006
Federal Natl Mtge Assn #255788
   06-01-15               5.50                981,709                1,004,449
Federal Natl Mtge Assn #323715
   05-01-29               6.00                674,655                  691,052
Federal Natl Mtge Assn #493945
   04-01-29               6.50                154,175                  160,641
Federal Natl Mtge Assn #518159
   09-01-14               7.00                622,296                  651,635
Federal Natl Mtge Assn #545216
   03-01-09               5.86                383,665                  397,392
Federal Natl Mtge Assn #545868
   08-01-32               7.00                180,576                  190,865
Federal Natl Mtge Assn #555340
   04-01-33               5.50                303,321                  306,298
Federal Natl Mtge Assn #555734
   07-01-23               5.00                121,266                  120,517
Federal Natl Mtge Assn #555740
   08-01-18               4.50                233,546                  230,034
Federal Natl Mtge Assn #555794
   09-01-28               7.50                145,623                  155,625
Federal Natl Mtge Assn #582154
   05-01-31               6.50                219,791                  227,774
Federal Natl Mtge Assn #597374
   09-01-31               7.00                169,279                  179,663
Federal Natl Mtge Assn #611831
   02-01-31               7.50                 90,415                   96,509
Federal Natl Mtge Assn #615135
   11-01-16               6.00                430,540                  444,909
Federal Natl Mtge Assn #650009
   09-01-31               7.50                338,349                  361,154

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #652752
   07-01-17               6.50%              $277,851                 $288,695
Federal Natl Mtge Assn #654208
   10-01-32               6.50                358,321                  371,066
Federal Natl Mtge Assn #661815
   10-01-32               6.00                221,773                  226,916
Federal Natl Mtge Assn #662061
   09-01-32               6.50              1,453,035                1,504,719
Federal Natl Mtge Assn #667604
   10-01-32               5.50                375,395                  377,677
Federal Natl Mtge Assn #677089
   01-01-33               5.50                945,355                  951,101
Federal Natl Mtge Assn #678028
   09-01-17               6.00                207,599                  214,529
Federal Natl Mtge Assn #681166
   04-01-32               6.50                720,296                  746,458
Federal Natl Mtge Assn #683100
   02-01-18               5.50                295,802                  302,436
Federal Natl Mtge Assn #683116
   02-01-33               6.00                404,337                  413,275
Federal Natl Mtge Assn #689026
   05-01-33               5.50              1,626,770                1,637,964
Federal Natl Mtge Assn #689093
   07-01-28               5.50                177,822                  179,069
Federal Natl Mtge Assn #704005
   05-01-33               5.50              1,542,159                1,551,109
Federal Natl Mtge Assn #705655
   05-01-33               5.00                653,410(b)               644,863
Federal Natl Mtge Assn #709093
   06-01-33               6.00                312,141                  318,955
Federal Natl Mtge Assn #709901
   06-01-18               5.00                730,564                  733,446
Federal Natl Mtge Assn #710930
   10-01-14               6.50                382,467                  397,620
Federal Natl Mtge Assn #711503
   06-01-33               5.50                176,527                  178,228
Federal Natl Mtge Assn #720006
   07-01-33               5.50                138,237                  139,039
Federal Natl Mtge Assn #720378
   06-01-18               4.50                225,013                  221,632
Federal Natl Mtge Assn #725232
   03-01-34               5.00              1,480,644                1,461,276
Federal Natl Mtge Assn #725431
   08-01-15               5.50                262,647                  268,239
Federal Natl Mtge Assn #725684
   05-01-18               6.00                519,934                  537,421
Federal Natl Mtge Assn #725719
   07-01-33               4.85                315,951(e)               315,297

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #725737
   08-01-34               4.53%              $291,249(e)              $290,629
Federal Natl Mtge Assn #726362
   06-01-18               5.00                 81,389                   81,781
Federal Natl Mtge Assn #726940
   08-01-23               5.50                118,982                  120,099
Federal Natl Mtge Assn #735160
   12-01-34               4.40                242,604(e)               240,574
Federal Natl Mtge Assn #743347
   10-01-33               6.00                146,029                  150,601
Federal Natl Mtge Assn #743579
   11-01-33               5.50                460,332                  463,004
Federal Natl Mtge Assn #749745
   11-01-18               4.50              1,256,296                1,237,420
Federal Natl Mtge Assn #753074
   12-01-28               5.50                289,010                  291,036
Federal Natl Mtge Assn #757581
   01-01-19               5.50              1,507,509                1,538,428
Federal Natl Mtge Assn #765760
   02-01-19               5.00                360,679                  361,786
Federal Natl Mtge Assn #768296
   01-01-19               6.00                537,230                  555,181
Federal Natl Mtge Assn #775582
   05-01-34               6.50                573,556                  593,341
Federal Natl Mtge Assn #790759
   09-01-34               4.84                721,125(e)               722,785
Federal Natl Mtge Assn #794958
   10-01-19               6.00                903,863                  933,755
Federal Natl Mtge Assn #800137
   11-01-34               6.50                832,352                  861,064
Federal Natl Mtge Assn #815264
   05-01-35               5.26                983,540(e)               987,500
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.42                289,217                  292,679
  Series 2005-AA2 Cl 2A1
   04-25-35               5.44                391,800                  396,478
  Series 2005-AA3 Cl 3A1
   05-25-35               5.43                419,335                  422,572
  Series 2005-AA4 Cl B1
   06-25-35               5.39                409,849                  409,927
Govt Natl Mtge Assn
   08-01-35               5.00              1,000,000(b)               993,125
Govt Natl Mtge Assn #567717
   06-15-32               7.50                 21,173                   22,631
Govt Natl Mtge Assn #604708
   10-15-33               5.50                147,744                  149,683

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34%              $252,570(e)              $253,381
  Series 2005-AR8 Cl AX1
  Interest Only
   04-25-35               4.50             13,243,653(e,i)             163,476
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                172,917(e)               168,930
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00                622,256                  625,561
  Series 2004-4 Cl 2A1
   05-25-34               6.00                216,068                  219,471
  Series 2004-7 Cl 8A1
   08-25-19               5.00                233,075                  231,998
  Series 2004-8 Cl 7A1
   09-25-19               5.00                342,985                  341,315
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,263,283                1,282,342
  Series 2005-3 Cl 1A2
   04-25-35               5.50                950,000                  944,956
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
   05-25-34               4.61                174,460(e)               169,996
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                638,567                  634,996
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07                425,000(e)               421,296
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                155,822                  151,134
  Series 2005-AR11
   08-25-45               3.76                850,000(b)               850,000
  Series 2005-AR8 Cl AB1
   07-25-45               3.64                700,000(e)               700,000
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50                785,410                  785,452
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56                607,298(e)               601,997
  Series 2005-AR4 Cl B1
   04-25-35               4.58                149,729(e)               145,445
Total                                                               61,678,615

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Automotive (0.1%)
Lear
  Series B
   08-01-14               5.75%              $195,000                 $174,090

Banking (4.9%)
Bank of America
   08-01-10               4.50                985,000                  978,410
Banknorth Group
  Sr Nts
   05-01-08               3.75                605,000                  595,223
Citigroup
   08-03-10               4.63              2,100,000(b)             2,102,688
  Sr Nts
   05-29-15               4.70                385,000                  378,298
KFW Intl Finance
   10-17-05               2.50                925,000(c)               922,539
M&I Marshall & Ilsley Bank
  Sub Nts
   06-16-15               4.85                375,000                  369,546
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65                780,000                  808,103
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              1,820,000(m)             1,975,519
Total                                                                8,130,326

Diversified Manufacturing (0.9%)
Tyco Intl Group
   02-15-11               6.75              1,385,000(c)             1,516,189

Electric (1.8%)
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                215,000(m)               217,573
Dominion Resources
   06-15-35               5.95                365,000                  373,012
Exelon
   06-15-35               5.63                280,000                  275,639
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                465,000                  460,671
Pacific Gas & Electric
   03-01-34               6.05                295,000                  319,335
Pacificorp
  1st Mtge
   06-15-35               5.25                185,000                  180,253

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Southern California Edison
  1st Mtge
   07-15-35               5.35%              $375,000                 $373,656
Westar Energy
  1st Mtge
   07-01-14               6.00                740,000                  791,332
Total                                                                2,991,471

Food and Beverage (0.3%)
Kraft Foods
   11-01-11               5.63                170,000                  177,995
   06-01-12               6.25                315,000                  340,028
Total                                                                  518,023

Health Care (0.6%)
Cardinal Health
   06-15-15               4.00              1,045,000                  950,622

Life Insurance (2.8%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90                905,000(d)               904,647
ING Security Life Institutional Funding
   01-15-10               4.25                880,000(d)               864,800
Metlife
  Sr Nts
   06-15-35               5.70                645,000                  652,737
Metropolitan Life Global Funding I
  Sr Nts
   05-05-10               4.50                470,000(d)               466,130
Pricoa Global Funding I
   01-15-10               4.20                255,000(d)               250,147
   06-25-12               4.63              1,005,000(d)               990,782
  Secured
   06-15-08               4.35                375,000(d)               373,890
Prudential Financial
   06-13-35               5.40                125,000                  121,032
Total                                                                4,624,165

Media Non Cable (0.3%)
News America
   12-15-34               6.20                525,000                  545,593

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Oil Field Services (0.3%)
Halliburton
   10-15-10               5.50%              $505,000                 $521,897

Other Financial Institutions (0.7%)
HSBC Finance
   06-30-15               5.00                960,000                  950,643
Residential Capital
   06-30-10               6.38                205,000(d)               208,399
Total                                                                1,159,042

Property & Casualty (0.1%)
Willis Group North America
   07-15-15               5.63                220,000                  218,082

Railroads (0.4%)
Union Pacific
   04-15-12               6.50                 50,000                   54,450
   05-01-14               5.38                565,000                  578,438
Total                                                                  632,888

Real Estate Investment Trust (0.7%)
Archstone-Smith Operating Trust
   05-01-15               5.25                510,000                  509,354
ERP Operating LP
   04-01-13               5.20                185,000                  185,993
Simon Property Group LP
   06-15-15               5.10                540,000(d)               529,870
Total                                                                1,225,217

Transportation Services (0.2%)
ERAC USA Finance
   05-01-15               5.60                310,000(d)               313,482

Wireless (0.2%)
US Cellular
  Sr Nts
   12-15-33               6.70                385,000                  403,937

Wirelines (4.4%)
BellSouth
   11-15-34               6.00                370,000                  385,463
SBC Communications
   06-15-34               6.45                 85,000                   93,659
Sprint Capital
   01-30-11               7.63              1,755,000                1,980,668
   11-15-28               6.88                160,000                  180,825

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (continued)
Telecom Italia Capital
   09-30-34               6.00%              $230,000(c,d)            $233,354
TELUS
   06-01-11               8.00              1,352,500(c)             1,561,651
Verizon Pennsylvania
  Series A
   11-15-11               5.65              2,840,000                2,932,699
Total                                                                7,368,319

Total Bonds
(Cost: $162,572,269)                                              $161,830,758

Short-Term Securities (5.5%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (2.5%)
Federal Home Loan Bank Disc Nt
   08-17-05               3.26%            $4,100,000               $4,092,967

Commercial Paper (3.0%)
Sheffield Receivables
   08-01-05               3.30              5,000,000(n)             4,998,625

Total Short-Term Securities
(Cost: $9,092,421)                                                  $9,091,592

Total Investments in Securities
(Cost: $171,664,690)(o)                                           $170,922,350

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,661,279.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 5.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $8,485,342 or 5.1% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2005.

--------------------------------------------------------------------------------
19 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

(j) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at July 31, 2005.

(k) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC      --      Ambac Assurance Corporation
      FGIC       --      Financial Guaranty Insurance Company
      FSA        --      Financial Security Assurance
      MBIA       --      MBIA Insurance Corporation

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at July 31, 2005:

      Security                   Principal  Settlement    Proceeds      Value
                                              amount        date     receivable
      Federal Natl Mtge Assn
         08-01-35 5.00%        $1,500,000     8-11-05  $1,486,172   $1,477,032
         08-01-35 5.50          2,800,000     8-11-05   2,824,187    2,814,000
         08-01-35 6.50          1,500,000     8-11-05   1,551,914    1,551,562

(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                        Notional amount

      Purchase contracts
      Eurodollar, Sept. 2007, 90-day                               $2,250,000
      U.S. Long Bond, Sept. 2005, 20-year                           1,000,000

      Sale contracts
      U.S. Treasury Note, Sept. 2005, 5-year                        5,500,000
      U.S. Treasury Note, Sept. 2005, 10-year                       8,100,000

(n) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $4,998,625 or 3.0% of net assets.

(o) At July 31, 2005, the cost of securities for federal income tax purposes was $171,848,846 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $   746,913
      Unrealized depreciation                                      (1,673,409)
                                                                   ----------
      Net unrealized depreciation                                 $  (926,496)
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
20 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Core Bond Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $171,664,690)                                                                              $170,922,350
Cash in bank on demand deposit                                                                                       61,015
Capital shares receivable                                                                                           104,532
Accrued interest receivable                                                                                       1,325,537
Receivable for investment securities sold                                                                        11,205,505
                                                                                                                 ----------
Total assets                                                                                                    183,618,939
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    15,952
Capital shares payable                                                                                               10,757
Payable for investment securities purchased                                                                      12,007,477
Unrealized depreciation on swap transactions, at value (Note 6)                                                      37,953
Accrued investment management services fee                                                                            2,448
Accrued distribution fee                                                                                                619
Accrued transfer agency fee                                                                                             142
Accrued administrative services fee                                                                                     227
Other accrued expenses                                                                                               64,761
Forward sale commitments, at value (proceeds receivable $5,862,273) (Note 1)                                      5,842,594
                                                                                                                  ---------
Total liabilities                                                                                                17,982,930
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $165,636,009
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    170,520
Additional paid-in capital                                                                                      166,198,920
Undistributed net investment income                                                                                  39,997
Accumulated net realized gain (loss) (Note 8)                                                                      (254,807)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                     (518,621)
                                                                                                                   --------
Total -- representing net assets applicable to outstanding capital stock                                       $165,636,009
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 39,922,457
                                                            Class B                                            $ 11,959,070
                                                            Class C                                            $    595,484
                                                            Class I                                            $113,058,521
                                                            Class Y                                            $    100,477
Net asset value per share of outstanding capital stock:     Class A shares                    4,107,510        $       9.72
                                                            Class B shares                    1,230,225        $       9.72
                                                            Class C shares                       61,240        $       9.72
                                                            Class I shares                   11,642,707        $       9.71
                                                            Class Y shares                       10,341        $       9.72
                                                                                                 ------        ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Core Bond Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                         $6,407,540
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  846,872
Distribution fee
   Class A                                                                                                          153,743
   Class B                                                                                                          100,229
   Class C                                                                                                            4,566
Transfer agency fee                                                                                                  56,922
Incremental transfer agency fee
   Class A                                                                                                            4,098
   Class B                                                                                                            2,816
   Class C                                                                                                              149
Service fee -- Class Y                                                                                                   52
Administrative services fees and expenses                                                                            78,241
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                       77,920
Printing and postage                                                                                                 34,392
Registration fees                                                                                                    43,907
Audit fees                                                                                                           20,000
Other                                                                                                                 9,715
                                                                                                                      -----
Total expenses                                                                                                    1,442,909
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                      (92,890)
                                                                                                                    -------
                                                                                                                  1,350,019
   Earnings credits on cash balances (Note 2)                                                                        (2,391)
                                                                                                                     ------
Total net expenses                                                                                                1,347,628
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   5,059,912
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 1,511,237
   Foreign currency transactions                                                                                     (1,542)
   Futures contracts                                                                                               (120,064)
   Swap transactions                                                                                                    438
                                                                                                                        ---
Net realized gain (loss) on investments                                                                           1,390,069
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                                23,716
                                                                                                                     ------
Net gain (loss) on investments and foreign currencies                                                             1,413,785
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $6,473,697
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Core Bond Fund

Year ended July 31,                                                                       2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $  5,059,912              $  2,033,740
Net realized gain (loss) on investments                                                 1,390,069                (1,185,751)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      23,716                 1,836,733
                                                                                           ------                 ---------
Net increase (decrease) in net assets resulting from operations                         6,473,697                 2,684,722
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             (1,955,904)               (1,571,692)
   Class B                                                                               (250,538)                 (103,726)
   Class C                                                                                (11,398)                   (6,071)
   Class I                                                                             (2,987,931)                 (327,938)
   Class Y                                                                                 (1,757)                     (832)
                                                                                           ------                      ----
Total distributions                                                                    (5,207,528)               (2,010,259)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             18,889,670                17,901,354
   Class B shares                                                                       7,237,835                 8,828,805
   Class C shares                                                                         426,582                   248,193
   Class I shares                                                                      55,083,468                68,089,639
   Class Y shares                                                                          90,010                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                         765,036                   188,844
   Class B shares                                                                         234,575                    94,378
   Class C shares                                                                          10,757                     5,273
   Class I shares                                                                       2,996,803                   307,465
   Class Y shares                                                                           1,426                       549
Payments for redemptions
   Class A shares                                                                     (45,856,136)               (4,220,799)
   Class B shares (Note 2)                                                             (3,754,245)               (2,723,199)
   Class C shares (Note 2)                                                               (229,090)                  (44,141)
   Class I shares                                                                      (8,420,186)               (5,486,181)
   Class Y shares                                                                         (20,889)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      27,455,616                83,190,180
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                28,721,785                83,864,643
Net assets at beginning of year                                                       136,914,224                53,049,581
                                                                                      -----------                ----------
Net assets at end of year                                                            $165,636,009              $136,914,224
                                                                                     ============              ============
Undistributed net investment income                                                  $     39,997              $     44,782
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Core Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation), IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 68.26% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned approximately 74% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
24 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2005, the Fund has entered into outstanding when-issued securities of $7,014,313 and other forward-commitments of $646,966.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
25 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

--------------------------------------------------------------------------------
26 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Total return swap transactions

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
27 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $142,831 and accumulated net realized loss has been increased by $142,831.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                    2005           2004
Class A
Distributions paid from:
     Ordinary income                             $1,955,904     $1,571,692
     Long-term capital gain                              --             --
Class B
Distributions paid from:
     Ordinary income                                250,538        103,726
     Long-term capital gain                              --             --
Class C
Distributions paid from:
     Ordinary income                                 11,398          6,071
     Long-term capital gain                              --             --
Class I*
Distributions paid from:
     Ordinary income                              2,987,931        327,938
     Long-term capital gain                              --             --
Class Y
Distributions paid from:
     Ordinary income                                  1,757            832
     Long-term capital gain                              --             --

* Inception date is March 4, 2004

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                    $ 116,705
Accumulated long-term gain (loss)                                $(138,430)
Unrealized appreciation (depreciation)                           $(695,754)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
28 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
29 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $184,903 for Class A, $18,010 for Class B and $62 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.94% for Class A, 1.69% for Class B, 1.69% for Class C, 0.70% for Class I and 0.78% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $51,914, $11,175, $538 and $53, respectively, and the management fees waived at the Fund level were $29,210. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $2,391 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $489,471,294 and $462,294,242, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        1,935,157        741,452       43,693       5,643,864       9,213
Issued for reinvested distributions            78,326         24,015        1,101         307,162         146
Redeemed                                   (4,698,939)      (384,565)     (23,508)       (862,057)     (2,140)
                                           ----------       --------      -------        --------      ------
Net increase (decrease)                    (2,685,456)       380,902       21,286       5,088,969       7,219
                                           ----------        -------       ------       ---------       -----

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                        1,854,537        913,497       25,633       7,092,498          --
Issued for reinvested distributions            19,530          9,754          545          32,123          57
Redeemed                                     (439,689)      (282,214)      (4,653)       (570,883)         --
                                             --------       --------       ------        --------          --
Net increase (decrease)                     1,434,378        641,037       21,525       6,553,738          57
                                            ---------        -------       ------       ---------          --

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
30 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2005, investments in securities included securities valued at $110,106 that were pledged as collateral to cover initial margin deposits on 19 open purchase contracts and 136 open sale contracts. The notional market value of the open purchase contracts at July 31, 2005 was $3,300,863 with a net unrealized loss of $12,038. The notional market value of the open sale contracts at July 31, 2005 was $14,885,907 with a net unrealized gain of $255,479. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS

At July 31, 2005, the Fund had the following open total return swap contracts:

                                                                                            Unrealized
                                                                            Notional       appreciation
                                                         Termination date   principal     (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                       9/01/05       $700,000         $(17,169)

Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                      10/01/05        700,000          (11,980)

Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                      10/01/05        700,000           (8,804)
                                                             --------        -------           ------
Total                                                                                        $(37,953)
                                                                                             --------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

--------------------------------------------------------------------------------
31 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $138,430 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.49        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .31          .26          .02
Net gains (losses) (both realized and unrealized)                               .11          .13         (.45)
                                                                              -----        -----        -----
Total from investment operations                                                .42          .39         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.32)        (.26)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.49
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $40          $65          $51
Ratio of expenses to average daily net assets(c),(d)                           .94%         .97%         .96%(e)
Ratio of net investment income (loss) to average daily net assets             3.09%        2.61%        1.80%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               4.32%        4.06%       (4.31%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.04%, 1.06% and 2.56% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.50        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .23          .18          .01
Net gains (losses) (both realized and unrealized)                               .11          .12         (.44)
                                                                              -----        -----        -----
Total from investment operations                                                .34          .30         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.24)        (.18)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.50
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12           $8           $2
Ratio of expenses to average daily net assets(c),(d)                          1.69%        1.74%        1.73%(e)
Ratio of net investment income (loss) to average daily net assets             2.39%        1.87%        1.37%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               3.56%        3.18%       (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.83%, 1.83% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.50        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .23          .18          .01
Net gains (losses) (both realized and unrealized)                               .11          .12         (.44)
                                                                              -----        -----        -----
Total from investment operations                                                .34          .30         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.24)        (.18)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.50
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.69%        1.72%        1.64%(e)
Ratio of net investment income (loss) to average daily net assets             2.40%        1.88%        1.51%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               3.55%        3.17%       (4.28%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.84%, 1.81% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $9.61        $9.79
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .33          .12
Net gains (losses) (both realized and unrealized)                               .11         (.18)
                                                                              -----        -----
Total from investment operations                                                .44         (.06)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.34)        (.12)
                                                                              -----        -----
Net asset value, end of period                                                $9.71        $9.61
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $113          $63
Ratio of expenses to average daily net assets(c),(d)                           .70%         .70%(e)
Ratio of net investment income (loss) to average daily net assets             3.42%        3.03%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%
Total return(f)                                                               4.58%        (.72%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.72% and 0.73% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.62        $9.49        $9.94
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .32          .27          .02
Net gains (losses) (both realized and unrealized)                               .11          .13         (.45)
                                                                              -----        -----        -----
Total from investment operations                                                .43          .40         (.43)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.33)        (.27)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.72        $9.62        $9.49
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                           .78%         .80%         .82%(e)
Ratio of net investment income (loss) to average daily net assets             3.36%        2.78%        2.01%(e)
Portfolio turnover rate (excluding short-term securities)                      313%         310%          46%
Total return(f)                                                               4.49%        4.23%       (4.30%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.92%, 0.89% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
36 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Core Bond Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the two-year period ended July 31, 2005 and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Core Bond Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
37 -- AXP CORE BOND FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Discovery Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.2%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (1.0%)
Esterline Technologies                          2,250(b)               $96,165
Hexcel                                         48,200(b)               832,896
Innovative Solutions & Support                      1(b)                    18
Moog Cl A                                      11,325(b)               357,530
Teledyne Technologies                           8,526(b)               323,562
Total                                                                1,610,171

Air Freight & Logistics (0.1%)
EGL                                             4,659(b)                93,786
Forward Air                                     2,719                   94,757
Total                                                                  188,543

Airlines (1.2%)
AirTran Holdings                               58,800(b)               672,673
AMR                                            40,100(b)               563,405
Frontier Airlines                               2,943(b)                36,140
Mesa Air Group                                  2,671(b)                22,543
Pinnacle Airlines                              22,200(b)               228,882
Republic Airways Holdings                      30,500(b)               414,800
SkyWest Airlines                                5,111                  106,053
Total                                                                2,044,496

Auto Components (1.2%)
Aftermarket Technology                          1,356(b)                23,527
American Axle & Mfg Holdings                   21,000                  578,550
Drew Inds                                       8,200(b)               365,310
Goodyear Tire & Rubber                         33,816(b,e)             588,736
Shiloh Inds                                     2,721(b)                33,169
Stoneridge                                      4,859(b)                48,639
Tenneco Automotive                              1,712(b)                32,288
TRW Automotive Holdings                        13,984(b)               372,394
Total                                                                2,042,613

Beverages (--%)
PepsiAmericas                                   1,166                   30,059

Biotechnology (2.3%)
Abgenix                                        53,100(b)               550,647
Alkermes                                       31,900(b)               494,450
Amylin Pharmaceuticals                         32,100(b,e)             598,986
Applera-Applied Biosystems Group                4,725(d)                98,375
Cephalon                                        3,050(b)               127,795
Exelixis                                       55,656(b)               493,112

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Biotechnology (cont.)
Human Genome Sciences                          51,200(b)              $750,081
Incyte                                         75,401(b)               600,946
Invitrogen                                        224(b)                19,212
Kendle Intl                                       638(b)                11,707
Techne                                          1,973(b)                96,815
Total                                                                3,842,126

Building Products (1.6%)
ElkCorp                                        46,000                1,531,800
Trex                                            6,500(b)               191,100
USG                                            18,334(b)               896,533
Total                                                                2,619,433

Capital Markets (0.8%)
Affiliated Managers Group                       5,950(b)               424,235
Calamos Asset Management Cl A                     786                   22,668
Investment Technology Group                    36,242(b)               928,520
Total                                                                1,375,423

Chemicals (2.2%)
Cytec Inds                                     17,800                  807,764
Ferro                                          30,500                  686,250
FMC                                             7,874(b)               476,220
Hercules                                       53,900(b)               754,600
Minerals Technologies                           8,200                  510,368
Terra Inds                                     45,921(b)               385,736
WR Grace & Co                                     409(b)                 3,419
Total                                                                3,624,357

Commercial Banks (2.9%)
BancFirst                                         731                   62,347
Bank of Hawaii                                  9,954                  511,138
BOK Financial                                     922                   44,883
Center Financial                                1,842                   47,063
City Holding                                    2,159                   82,798
City Natl                                       6,645                  485,550
Commerce Bancshares                               351                   18,887
Community Trust Bancorp                           251                    8,411
Cullen/Frost Bankers                            1,325                   66,383
First BanCorp Puerto Rico                      19,532(c)               478,925
First Citizens BancShares Cl A                    471                   79,128
First Community Bancorp                           213                   10,914

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
First Republic Bank                               514                  $19,470
Hanmi Financial                                14,200                  269,800
Intl Bancshares                                 1,648                   49,819
Old Second Bancorp                              1,166                   36,916
Pacific Capital Bancorp                         5,561                  190,297
PrivateBancorp                                  7,900                  291,905
Seacoast Banking
  Corporation of Florida                       30,300                  730,836
Southwest Bancorp                                 719                   16,501
Texas United Bancshares                         7,000                  134,750
Westcorp                                       19,025                1,102,498
Wilmington Trust                                  823                   30,871
Wilshire Bancorp                                1,408                   22,148
Total                                                                4,792,238

Commercial Services & Supplies (1.5%)
Administaff                                     5,977                  153,011
Asset Acceptance Capital                        1,262(b)                34,503
Clean Harbors                                   6,804(b)               165,745
CompX Intl                                        948                   17,329
Consolidated Graphics                           1,999(b)                85,157
CoStar Group                                   13,100(b)               622,251
Deluxe                                          3,735                  149,400
GEO Group                                       2,617(b)                71,575
John H Harland                                 10,869                  419,869
Labor Ready                                    13,598(b)               322,409
PHH                                             2,534(b)                71,687
Sotheby's Holdings Cl A                        14,979(b)               224,835
Vertrue                                         4,181(b)               165,777
West                                              269(b)                10,757
Total                                                                2,514,305

Communications Equipment (1.6%)
ARRIS Group                                    70,300(b)               776,111
Comtech Telecommunications                     15,116(b)               534,351
Extreme Networks                               96,000(b)               458,880
NETGEAR                                         7,112(b)               147,290
SpectraLink                                    23,800                  261,919
Westell Technologies Cl A                     127,300(b)               521,930
Total                                                                2,700,481

Computers & Peripherals (2.0%)
Ampex Cl A                                        566(b)                21,791
Avid Technology                                 7,400(b)               304,510
Electronics for Imaging                        30,000(b)               632,100
Hutchinson Technology                          19,916(b)               663,004
Intergraph                                      8,709(b)               331,203
Stratasys                                      28,000(b)               851,760
Western Digital                                37,257(b)               558,482
Total                                                                3,362,850

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Construction & Engineering (0.7%)
McDermott Intl                                 15,339(b)              $363,381
Michael Baker                                   3,501(b)                81,048
Perini                                          6,837(b)               120,400
Washington Group Intl                          11,500(b)               620,310
Total                                                                1,185,139

Construction Materials (0.1%)
Texas Inds                                      1,862                  137,099

Consumer Finance (1.4%)
ACE Cash Express                                  597(b)                14,047
Advanta Cl B                                   33,700                1,007,968
CompuCredit                                     2,912(b)               110,277
EZCORP Cl A                                     2,018(b)                34,104
Metris Companies                                3,673(b)                54,544
Nelnet Cl A                                     6,485(b)               246,106
Providian Financial                            41,900(b)               791,910
WFS Financial                                     961(b)                57,650
Total                                                                2,316,606

Containers & Packaging (0.5%)
Crown Holdings                                  8,675(b)               136,978
Greif Cl A                                      7,205                  453,916
Silgan Holdings                                 4,387                  251,945
Total                                                                  842,839

Distributors (0.2%)
Andersons                                         259                   10,777
Building Material Holding                       2,767                  229,938
Handleman                                         753                   13,343
Total                                                                  254,058

Diversified Financial Services (0.7%)
NASDAQ Stock Market                            49,442(b)             1,119,861

Diversified Telecommunication Services (1.2%)
Commonwealth
  Telephone Enterprises                         9,873                  422,564
FairPoint Communications                       20,600                  337,840
General Communication Cl A                     70,300(b)               722,684
Premiere Global Services                       31,149(b)               318,343
Talk America Holdings                          15,699(b)               137,209
Total                                                                1,938,640

Electric Utilities (0.2%)
Allegheny Energy                               11,427(b)               325,670
El Paso Electric                                  942(b)                20,385
Unisource Energy                                  657                   21,188
Total                                                                  367,243

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electrical Equipment (1.3%)
AMETEK                                            826                  $34,031
FuelCell Energy                                48,000(b,e)             475,200
Genlyte Group                                  20,800(b)             1,068,704
Global Power Equipment Group                   62,500(b)               591,875
Total                                                                2,169,810

Electronic Equipment & Instruments (4.0%)
Agilysys                                       17,917                  346,515
Amphenol Cl A                                   5,309                  236,463
Arrow Electronics                              18,461(b)               554,199
Avnet                                           5,593(b)               146,425
Benchmark Electronics                          13,300(b)               425,600
Coherent                                        1,223(b)                41,631
Gerber Scientific                               6,677(b)                40,196
Global Imaging Systems                         26,500(b)               918,490
Ingram Micro Cl A                              40,400(b)               753,056
Itron                                           7,569(b)               366,718
LeCroy                                            415(b)                 6,063
LoJack                                            732(b)                13,981
Measurement Specialties                        45,600(b)             1,153,679
Mettler-Toledo Intl                             4,613(b,c)             242,183
MTS Systems                                     7,965                  315,812
RadiSys                                        27,000(b)               468,180
Tessco Technologies                             3,310(b)                46,340
X-Rite                                         43,300                  523,930
Total                                                                6,599,461

Energy Equipment & Services (4.3%)
Cal Dive Intl                                  21,607(b)             1,279,567
Core Laboratories                               3,969(b,c)             127,802
Grey Wolf                                     184,500(b)             1,415,115
Key Energy Services                            20,400(b)               267,240
Lone Star Technologies                          4,015(b)               204,885
Offshore Logistics                              1,835(b)                66,060
Pride Intl                                     61,500(b)             1,600,229
SBM Offshore                                    9,952(c)               726,403
SEACOR Holdings                                 2,254(b)               149,305
TETRA Technologies                             25,150(b)             1,002,731
Veritas DGC                                    15,867(b)               488,704
Total                                                                7,328,041

Food & Staples Retailing (0.8%)
7-Eleven                                        5,176(b)               175,208
BJ's Wholesale Club                             2,089(b)                66,618
Longs Drug Stores                              10,588                  459,413
Nash Finch                                     11,787                  485,978
Spartan Stores                                  5,000(b)                61,000
Total                                                                1,248,217

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Food Products (1.7%)
Chiquita Brands Intl                           15,336                 $462,840
Gold Kist                                       6,781(b)               138,332
J & J Snack Foods                              17,500                1,029,701
M&F Worldwide                                   4,790(b)                65,096
Pilgrim's Pride                                21,985                  832,132
Seaboard                                          187                  321,455
Total                                                                2,849,556

Gas Utilities (1.0%)
Energen                                         6,818                  239,312
Nicor                                           1,286                   52,495
UGI                                            46,403                1,361,463
Total                                                                1,653,270

Health Care Equipment & Supplies (3.7%)
Anika Therapeutics                              2,094(b)                26,280
Arrow Intl                                     17,400                  547,404
Bausch & Lomb                                     264                   22,348
Conmed                                          7,658(b)               230,582
Dade Behring Holdings                           6,378                  483,452
Edwards Lifesciences                            4,256(b)               195,223
Haemonetics                                     9,591(b)               405,028
Hologic                                           693(b)                31,594
ICU Medical                                    24,900(b)               822,198
Kensey Nash                                    29,300(b,e)             944,045
Kinetic Concepts                                  186(b)                11,154
Kyphon                                         14,700(b)               597,408
Millipore                                       5,639(b)               345,502
Nutraceutical Intl                              5,446(b)                77,279
Respironics                                     4,459(b)               168,996
SurModics                                       6,342(b)               246,450
Symmetry Medical                               19,600(b)               488,628
TriPath Imaging                                57,100(b)               501,909
Vital Signs                                       915                   41,340
Total                                                                6,186,820

Health Care Providers & Services (6.7%)
Alliance Imaging                               10,597(b)               108,725
Allscripts Healthcare Solutions                34,100(b)               578,677
Amedisys                                       13,900(b)               544,046
Emageon                                        34,309(b)               476,895
Genesis HealthCare                             35,473(b)             1,595,220
HealthTronics                                   9,242(b)               119,037
Humana                                         10,934(b)               435,720
Icon ADR                                       23,200(b,c)             908,280
IDX Systems                                    23,000(b)               736,000
Kindred Healthcare                             14,651(b)               538,278
LCA-Vision                                     20,500                  938,899
Life Sciences Research                          2,838(b)                40,300

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
Magellan Health Services                       12,284(b)              $440,013
Manor Care                                     23,000                  873,080
Matria Healthcare                              18,200(b)               643,188
Option Care                                    54,502(e)               764,118
Owens & Minor                                  10,783                  319,608
Per-Se Technologies                            11,037(b)               254,624
PRA Intl                                        4,362(b)               131,776
Triad Hospitals                                16,200(b)               804,654
TriZetto Group                                  8,684(b)               139,726
Total                                                               11,390,864

Hotels, Restaurants & Leisure (2.6%)
Alliance Gaming                                40,100(b,e)             613,931
Ambassadors Group                                 256                   10,847
Aztar                                          19,900(b)               662,272
Churchill Downs                                 9,800                  454,132
CKE Restaurants                                24,202                  313,658
Dave & Buster's                                40,072(b)               756,559
Famous Dave's of America                          460(b)                 4,517
Jack in the Box                                10,216(b)               388,719
La Quinta                                      73,300(b)               659,700
Luby's                                            911(b)                12,845
Ruby Tuesday                                    9,300                  232,686
Vail Resorts                                   10,038(b)               285,180
Total                                                                4,395,046

Household Durables (3.8%)
Blount Intl                                    10,871(b)               191,112
Centex                                         12,300                  909,954
Ethan Allen Interiors                           9,200                  303,600
Furniture Brands Intl                          29,100                  557,556
NVR                                             1,206(b)             1,131,228
Ryland Group                                   25,100                2,028,080
Standard-Pacific                                3,472                  331,194
Stanley Works                                   5,498                  269,017
Universal Electronics                          35,939(b)               654,090
Total                                                                6,375,831

Household Products (--%)
Spectrum Brands                                 2,285(b)                70,835

Industrial Conglomerates (0.2%)
Teleflex                                        3,998                  265,187

Insurance (5.6%)
American Financial Group                        8,596                  290,889
Arch Capital Group                                338(b,c)              15,548
Endurance Specialty Holdings                   13,974(c)               544,986
First Acceptance                               13,000(b)               130,130
First American                                  7,835                  344,348

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (cont.)
HCC Insurance Holdings                         59,550               $1,650,726
Hilb Rogal & Hobbs                             37,500                1,270,875
LandAmerica Financial Group                       710                   44,503
Loews - Carolina Group                          5,286(d)               205,784
Max Re Capital                                  1,392(c)                31,946
Ohio Casualty                                  53,100                1,356,705
Platinum Underwriters Holdings                    318(c)                11,025
ProAssurance                                   10,100(b)               433,896
Protective Life                                11,999                  522,676
Reinsurance Group of America                   12,800                  539,776
Safety Insurance Group                          4,387                  158,766
Selective Insurance Group                       1,423                   70,851
USI Holdings                                   96,000(b)             1,231,200
Zenith Natl Insurance                           9,471                  659,560
Total                                                                9,514,190

Internet & Catalog Retail (0.7%)
Insight Enterprises                            30,900(b)               630,360
NetFlix                                        26,600(b,e)             493,696
Total                                                                1,124,056

Internet Software & Services (1.4%)
EarthLink                                      56,787(b)               541,180
SeeBeyond Technology                          186,100(b)               781,620
Websense                                       21,500(b)             1,071,560
Total                                                                2,394,360

IT Services (2.3%)
Acxiom                                         31,500                  635,040
Alliance Data Systems                           4,992(b)               212,509
BISYS Group                                    41,600(b)               654,368
CACI Intl Cl A                                  6,000(b)               394,740
CheckFree                                      17,000(b)               575,620
Global Payments                                 3,910                  258,998
Lionbridge Technologies                        10,600(b)                68,688
SM&A                                          110,079(b)               965,394
Total                                                                3,765,357

Leisure Equipment & Products (0.3%)
JAKKS Pacific                                  26,242(b)               449,788
Steinway Musical Instruments                    2,895(b)                86,242
Total                                                                  536,030

Machinery (4.1%)
Actuant Cl A                                   36,500(b)             1,698,344
AGCO                                           28,900(b)               597,941
American Science & Engineering                  1,351(b)                52,000
Badger Meter                                      533                   25,696
CIRCO Intl                                        418                   11,641
Columbus McKinnon                                 864(b)                13,012

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Machinery (cont.)
Commercial Vehicle Group                        5,509(b)              $129,847
Cummins                                         7,041                  601,583
Flow Intl                                       4,597(b)                35,581
Gardner Denver                                  5,067(b)               208,254
JLG Inds                                       10,376                  325,184
Joy Global                                      7,200                  295,704
Kennametal                                      9,648                  458,569
Oshkosh Truck                                   4,127                  349,970
Stewart & Stevenson Services                   29,900                  692,185
Sun Hydraulics                                  2,265                   68,788
Toro                                           13,448                  541,148
Wabash Natl                                    30,200                  649,602
Total                                                                6,755,049

Marine (0.2%)
Excel Maritime Carriers                        12,900(b,c)             165,894
Kirby                                           2,179(b)               104,919
Total                                                                  270,813

Media (4.1%)
4Kids Entertainment                               446(b)                 8,965
ADVO                                           17,250                  606,338
Arbitron                                          181                    7,512
Catalina Marketing                             25,100                  600,643
Charter Communications Cl A                   280,900(b)               379,215
Entravision Communications Cl A                99,000(b)               846,449
Harris Interactive                            182,900(b)               737,086
Image Entertainment                             2,318(b)                 7,070
LodgeNet Entertainment                         34,517(b)               564,353
Playboy Enterprises Cl B                       48,200(b)               647,808
Regent Communications                         122,601(b)               719,668
RH Donnelley                                    8,007(b)               524,459
Sinclair Broadcast Group Cl A                   4,901                   44,109
TiVo                                           59,700(b,e)             373,125
Valassis Communications                        17,300(b)               684,215
Total                                                                6,751,015

Metals & Mining (4.1%)
AK Steel Holding                               32,702(b)               301,512
Carpenter Technology                           10,000                  626,400
Century Aluminum                               23,300(b)               570,151
Cleveland-Cliffs                               12,700                  923,417
Commercial Metals                              26,600                  764,484
Gibraltar Inds                                 20,300                  486,591
Massey Energy                                  42,000                1,816,501
Metal Management                               18,134                  427,781
Quanex                                         12,279                  749,019
Reliance Steel & Aluminum                       1,639                   76,574
Steel Dynamics                                  2,688                   86,446
Total                                                                6,828,876

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Multiline Retail (0.3%)
ShopKo Stores                                   4,290(b)              $109,181
Tuesday Morning                                13,000                  459,030
Total                                                                  568,211

Oil & Gas (2.3%)
Alon USA Energy                                 5,500(b)                97,625
Cimarex Energy                                  3,548(b)               148,803
Comstock Resources                             26,100(b)               722,709
Forest Oil                                     12,725(b)               569,571
Frontier Oil                                   12,758                  357,479
Harvest Natural Resources                      16,162(b)               147,559
OPTI Canada                                    39,500(b,c)             955,307
Remington Oil and Gas                           5,406(b)               213,050
Tesoro                                          7,087                  341,735
TransMontaigne                                 15,757(b)               193,969
Total                                                                3,747,807

Paper & Forest Products (0.4%)
Louisiana-Pacific                              14,766                  396,024
Potlatch                                        4,481                  259,002
Total                                                                  655,026

Personal Products (0.7%)
Chattem                                        10,391(b)               473,414
Nu Skin Enterprises Cl A                       26,100                  616,482
Total                                                                1,089,896

Pharmaceuticals (1.3%)
Alpharma Cl A                                   6,063                   85,125
CNS                                             5,694                  144,628
King Pharmaceuticals                           15,924(b)               177,553
Kos Pharmaceuticals                             5,470(b)               391,105
Medicines                                      20,900(b)               456,247
Noven Pharmaceuticals                          23,500(b)               397,385
Par Pharmaceutical Companies                   22,100(b)               517,581
Total                                                                2,169,624

Real Estate Investment Trust (1.4%)
Boykin Lodging                                  1,502(b)                22,515
CBL & Associates Properties                    11,562                  530,465
Equity Lifestyle Properties                       387                   17,055
Innkeepers USA Trust                           15,992                  245,797
Mission West Properties                         2,552                   26,617
SL Green Realty                                 3,253                  226,734
Trizec Properties                              25,068                  550,744
Ventas                                         21,500                  694,235
Total                                                                2,314,162

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Road & Rail (1.7%)
Arkansas Best                                   2,096                  $71,893
CNF                                            12,300                  634,557
Heartland Express                               5,478                  113,997
Kansas City Southern                            7,904(b)               178,314
Knight Transportation                           4,974                  117,635
Landstar System                                 5,468(b)               182,194
Old Dominion Freight Line                       9,400(b)               311,328
Vitran                                         28,800(b,c)             504,000
Yellow Roadway                                 13,300(b)               703,703
Total                                                                2,817,621

Semiconductors & Semiconductor Equipment (1.3%)
ADE                                               457(b)                11,242
Agere Systems                                  48,530(b)               543,051
ON Semiconductor                              170,300(b)               979,225
Photronics                                     21,815(b)               585,515
Total                                                                2,119,033

Software (2.7%)
Agile Software                                 44,000(b)               285,560
Ansoft                                          1,561(b)                39,743
Autodesk                                        2,495                   85,304
CCC Information Services Group                  1,689(b)                41,735
DocuCorp Intl                                   1,980(b)                13,642
Hyperion Solutions                              5,700(b)               268,242
Opsware                                        83,100(b)               465,360
Parametric Technology                          86,659(b)               597,947
Progress Software                               3,229(b)               100,390
Red Hat                                        86,900(b)             1,324,356
SERENA Software                                23,800(b)               488,376
Sybase                                          3,074(b)                65,415
Take-Two Interactive Software                  27,300(b)               671,853
Total                                                                4,447,923

Specialty Retail (4.4%)
Barnes & Noble                                  9,916(b)               406,754
Borders Group                                  27,100                  672,351
Children's Place Retail Stores                 14,029(b)               641,125
Foot Locker                                    41,600                1,040,000
GameStop Cl B                                   2,737(b)                87,584
Genesco                                         3,044(b)               113,450
GUESS?                                          3,089(b)                72,283
Hibbett Sporting Goods                            308(b)                12,329
Movie Gallery                                  20,579                  516,121
Pantry                                         10,719(b)               456,844
Payless ShoeSource                             20,868(b)               405,257
Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Specialty Retail (cont.)
Rent-A-Center                                  18,820(b)              $396,914
Select Comfort                                 90,500(b)             1,928,555
Trans World Entertainment                      10,830(b)               113,715
United Auto Group                              10,700                  378,245
Total                                                                7,241,527

Textiles, Apparel & Luxury Goods (0.7%)
Hartmarx                                        2,979(b)                30,445
K-Swiss Cl A                                    5,608                  189,382
Phillips-Van Heusen                               745                   25,256
Rocky Shoes & Boots                               712(b)                20,491
Timberland Cl A                                   326(b)                10,882
UniFirst                                        1,059                   47,136
Warnaco Group                                  32,100(b)               781,635
Wolverine World Wide                            1,125                   24,750
Total                                                                1,129,977

Thrifts & Mortgage Finance (1.6%)
Anchor BanCorp Wisconsin                          328                   10,476
Brookline Bancorp                              51,193                  819,600
Corus Bankshares                                3,619                  227,056
Downey Financial                                9,504                  735,990
FirstFed Financial                              3,175(b)               198,374
IndyMac Bancorp                                14,700                  641,067
Total                                                                2,632,563

Trading Companies & Distributors (2.5%)
Applied Industrial Technologies                16,447                  587,651
Beacon Roofing Supply                          21,200(b)               550,564
Hughes Supply                                  28,800                  818,496
Rush Enterprises Cl A                          25,700(b)               408,630
Watsco                                         31,100                1,472,896
WESCO Intl                                      7,745(b)               263,795
Total                                                                4,102,032

Wireless Telecommunication Services (0.5%)
UbiquiTel                                      99,361(b)               908,160

Total Common Stocks
(Cost: $134,706,966)                                              $163,324,826

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Short-Term Securities (4.0%)(f)
Issuer                  Effective             Amount                   Value(a)
                          yield             payable at
                                             maturity
Commercial Paper
Alpine Securitization
  08-01-05                3.31%            $3,600,000(g)            $3,599,007
Citigroup Funding
  08-01-05                3.31              2,100,000                2,099,421
Grampian Funding LLC
  08-01-05                3.31                900,000(g)               899,752

Total Short-Term Securities
(Cost: $6,598,786)                                                  $6,598,180

Total Investments in Securities
(Cost: $141,305,752)(h)                                           $169,923,006

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 2.8% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At July 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.4% of net assets. See Note 5 to the financial statements. 1.6% of net assets is the Fund's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $4,498,759 or 2.7% of net assets.

(h) At July 31, 2005, the cost of securities for federal income tax purposes was $142,133,698 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $31,332,919
      Unrealized depreciation                                       (3,543,611)
                                                                    ----------
      Net unrealized appreciation                                  $27,789,308
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
18 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $141,305,752)                                                                              $169,923,006
Cash in bank on demand deposit                                                                                      203,118
Dividends and accrued interest receivable                                                                            31,417
Receivable for investment securities sold                                                                         1,070,617
                                                                                                                  ---------
Total assets                                                                                                    171,228,158
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               35,065
Payable for investment securities purchased                                                                         692,214
Payable upon return of securities loaned (Note 5)                                                                 3,991,000
Accrued investment management services fee                                                                            2,931
Accrued distribution fee                                                                                              1,395
Accrued service fee                                                                                                       8
Accrued transfer agency fee                                                                                             333
Accrued administrative services fee                                                                                     275
Other accrued expenses                                                                                              149,290
                                                                                                                    -------
Total liabilities                                                                                                 4,872,511
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $166,355,647
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    179,794
Additional paid-in capital                                                                                      207,261,805
Undistributed over net investment income                                                                                878
Accumulated net realized gain (loss) (Note 6)                                                                   (69,704,084)
Unrealized appreciation (depreciation) on investments                                                            28,617,254
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $166,355,647
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $150,554,497
                                                           Class B                                             $ 12,996,095
                                                           Class C                                             $     26,679
                                                           Class Y                                             $  2,778,376
Net asset value per share of outstanding capital stock:    Class A shares             16,143,047               $       9.33
                                                           Class B shares              1,539,633               $       8.44
                                                           Class C shares                  3,168               $       8.42
                                                           Class Y shares                293,582               $       9.46
                                                                                         -------               ------------
*Including securities on loan, at value (Note 5)                                                               $  3,746,260
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Discovery Fund

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                       $   990,564
Interest                                                                                                             76,979
Fee income from securities lending (Note 5)                                                                          40,820
   Less foreign taxes withheld                                                                                         (795)
                                                                                                                       ----
Total income                                                                                                      1,107,568
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                1,074,727
Distribution fee
   Class A                                                                                                          366,138
   Class B                                                                                                          129,934
   Class C                                                                                                              280
Transfer agency fee                                                                                                 327,886
Incremental transfer agency fee
   Class A                                                                                                           32,057
   Class B                                                                                                            6,970
   Class C                                                                                                               17
Service fee -- Class Y                                                                                                2,332
Administrative services fees and expenses                                                                            97,528
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                      263,976
Printing and postage                                                                                                 77,349
Registration fees                                                                                                    44,281
Audit fees                                                                                                           28,000
Other                                                                                                                14,953
                                                                                                                     ------
Total expenses                                                                                                    2,475,715
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                      (62,065)
                                                                                                                    -------
                                                                                                                  2,413,650
   Earnings credits on cash balances (Note 2)                                                                        (6,649)
                                                                                                                     ------
Total net expenses                                                                                                2,407,001
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (1,299,433)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                20,837,819
   Foreign currency transactions                                                                                       (523)
                                                                                                                       ----
Net realized gain (loss) on investments                                                                          20,837,296
Net change in unrealized appreciation (depreciation) on investments                                              19,257,497
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            40,094,793
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $38,795,360
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund

Year ended July 31,                                                                       2005                     2004
Operations
Investment income (loss) -- net                                                      $ (1,299,433)             $ (1,323,745)
Net realized gain (loss) on investments                                                20,837,296                40,503,378
Net change in unrealized appreciation (depreciation) on investments                    19,257,497                (8,211,165)
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        38,795,360                30,968,468
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              2,109,682                 7,160,103
   Class B shares                                                                         369,196                   545,921
   Class C shares                                                                           1,545                     4,450
   Class Y shares                                                                         815,947                 1,855,551
Payments for redemptions
   Class A shares                                                                     (29,907,081)              (25,246,310)
   Class B shares (Note 2)                                                             (3,497,436)               (7,558,897)
   Class C shares (Note 2)                                                                (14,078)                       --
   Class Y shares                                                                        (644,253)               (1,406,160)
                                                                                         --------                ----------
Increase (decrease) in net assets from capital share transactions                     (30,766,478)              (24,645,342)
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                                 8,028,882                 6,323,126
Net assets at beginning of year                                                       158,326,765               152,003,639
                                                                                      -----------               -----------
Net assets at end of year                                                            $166,355,647              $158,326,765
                                                                                     ============              ============
Undistributed net investment income                                                  $        878              $      3,634
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

 AXP Discovery Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign
--------------------------------------------------------------------------------
22 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
23 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
24 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,296,677 and accumulated net realized loss has been decreased by $26,263 resulting in a net reclassification adjustment to decrease paid-in capital by $1,322,940.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                    2005           2004

Class A
Distributions paid from:
     Ordinary income                                    $--            $--
     Long-term capital gain                              --             --
Class B
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --
Class C
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --
Class Y
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $         --
Accumulated long-term gain (loss)                             $(68,875,260)
Unrealized appreciation (depreciation)                        $ 27,789,308

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
25 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, Riversource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.64% to 0.515% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $39,153 for the year ended July 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Ameriprise Financial has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions are allocated in accordance with Ameriprise Financial's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
26 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Amerprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $44,882 for Class A, $3,757 for Class B and $30 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 1.43% for Class A, 2.21% for Class B, 2.21% for Class C and 1.30% for Class Y. Of these waived fees and expenses, the distribution fees waived for Class A, Class B and Class C were $56,930, $5,125 and $10, respectively. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses extended through Sept 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment will not exceed 1.49% for Class A, 2.27% for Class B, 2.29% for Class C and 1.32% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $6,649 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $129,974,731 and $160,626,632, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
27 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           Year ended July 31, 2005
                                              Class A        Class B      Class C        Class Y
Sold                                          258,244         48,995          196         96,509
Issued for reinvested distributions                --             --           --             --
Redeemed                                   (3,610,034)      (468,567)      (1,834)       (78,666)
                                           ----------       --------       ------        -------
Net increase (decrease)                    (3,351,790)      (419,572)      (1,638)        17,843
                                           ----------       --------       ------         ------

                                                             Year ended July 31, 2004
                                              Class A        Class B      Class C        Class Y
Sold                                        1,012,816         81,623          700        247,454
Issued for reinvested distributions                --             --           --             --
Redeemed                                   (3,506,766)    (1,149,131)          --       (183,831)
                                           ----------     ----------         ----       --------
Net increase (decrease)                    (2,493,950)    (1,067,508)         700         63,623
                                           ----------     ----------         ----         ------

5. LENDING OF PORTFOLIO SECURITIES

At July 31, 2005, securities valued at $3,746,260 were on loan to brokers. For collateral, the Fund received $3,991,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $40,820 for the year ended July 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $68,875,260 at July 31, 2005, that if not offset by capital gains will expire as follows:

                                  2010               2011
                               $26,744,961        $42,130,299

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

--------------------------------------------------------------------------------
28 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $7.34        $6.08        $4.84      $ 6.68      $10.29
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.07)        (.05)        (.03)       (.05)       (.02)
Net gains (losses) (both realized and unrealized)                         2.06         1.31         1.27       (1.79)      (1.40)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          1.99         1.26         1.24       (1.84)      (1.42)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $9.33        $7.34        $6.08      $ 4.84      $ 6.68
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $151         $143         $134        $130        $239
Ratio of expenses to average daily net assets(b)                         1.43%(c)     1.41%(c)     1.30%(c)    1.18%       1.06%
Ratio of net investment income (loss) to average daily net assets        (.74%)       (.71%)       (.62%)      (.75%)      (.21%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         27.11%       20.72%       25.62%     (27.54%)    (13.88%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.47%, 1.53% and 1.43% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $6.70        $5.59        $4.48      $ 6.24      $ 9.84
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.13)        (.13)        (.08)       (.11)       (.08)
Net gains (losses) (both realized and unrealized)                         1.87         1.24         1.19       (1.65)      (1.33)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          1.74         1.11         1.11       (1.76)      (1.41)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $8.44        $6.70        $5.59      $ 4.48      $ 6.24
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $13          $13          $17         $21         $43
Ratio of expenses to average daily net assets(b)                         2.21%(c)     2.18%(c)     2.08%(c)    1.96%       1.83%
Ratio of net investment income (loss) to average daily net assets       (1.52%)      (1.48%)      (1.41%)     (1.53%)      (.98%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         25.97%       19.86%       24.78%     (28.21%)    (14.49%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.25%, 2.30% and 2.21% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $6.68        $5.58        $4.47      $ 6.23      $ 9.84
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.13)        (.09)        (.08)       (.11)       (.08)
Net gains (losses) (both realized and unrealized)                         1.87         1.19         1.19       (1.65)      (1.34)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          1.74         1.10         1.11       (1.76)      (1.42)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $8.42        $6.68        $5.58       $4.47      $ 6.23
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--         $--         $--
Ratio of expenses to average daily net assets(b)                         2.21%(c)     2.19%(c)     2.14%(c)    2.06%       1.83%
Ratio of net investment income (loss) to average daily net assets       (1.52%)      (1.49%)      (1.47%)     (1.66%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         26.05%       19.71%       24.83%     (28.25%)    (14.63%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.25%, 2.31% and 2.33% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                     $7.44        $6.16        $4.89      $ 6.74      $10.33
                                                                         -----        -----        -----      ------      ------
Income from investment operations:
Net investment income (loss)                                              (.05)        (.04)        (.02)       (.04)       (.01)
Net gains (losses) (both realized and unrealized)                         2.07         1.32         1.29       (1.81)      (1.39)
                                                                         -----        -----        -----      ------      ------
Total from investment operations                                          2.02         1.28         1.27       (1.85)      (1.40)
                                                                         -----        -----        -----      ------      ------
Less distributions:
Distributions from realized gains                                           --           --           --          --       (2.19)
                                                                         -----        -----        -----      ------      ------
Net asset value, end of period                                           $9.46        $7.44        $6.16      $ 4.89      $ 6.74
                                                                         -----        -----        -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $2           $1          $1          $1
Ratio of expenses to average daily net assets(b)                         1.30%        1.26%(c)     1.12%(c)    1.00%        .86%
Ratio of net investment income (loss) to average daily net assets        (.61%)       (.55%)       (.45%)      (.58%)      (.14%)
Portfolio turnover rate (excluding short-term securities)                  82%         136%         105%        154%        115%
Total return(d)                                                         27.15%       20.78%       25.97%     (27.45%)    (13.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.38% and 1.26% for the years ended July 31, 2004 and 2003, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Discovery Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the five-year period ended July 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Discovery Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
33 -- AXP DISCOVERY FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Income Opportunities Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (95.5%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed Securities (1.8%)
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.33%            $1,600,000(d,e)          $1,600,000
  Series 2004-2 Cl D
   10-20-10               6.69              3,745,000(d,e)           3,801,175
  Series 2005-1A Cl D
   03-21-11               5.33                775,000(d,e)             775,100
Total                                                                6,176,275

Aerospace & Defense (3.4%)
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88              1,780,000                1,828,950
L-3 Communications
   06-15-12               7.63              1,285,000                1,374,950
   07-15-13               6.13                700,000                  710,500
  Sr Sub Nts
   01-15-15               5.88              1,550,000                1,515,125
   10-15-15               6.38                800,000(d)               810,000
Moog
  Sr Sub Nts
   01-15-15               6.25              1,275,000                1,287,750
Standard Aero Holdings
  Sr Sub Nts
   09-01-14               8.25              1,680,000(d)             1,772,400
TransDigm
   07-15-11               8.38              2,535,000                2,699,775
Total                                                               11,999,450

Automotive (4.0%)
Dura Operating
   04-16-12               8.63                980,000                  931,000
GMAC
   09-15-11               6.88              6,420,000                6,196,051
   11-01-31               8.00                825,000                  796,389
Lear
   05-15-09               8.11              1,365,000                1,426,425
  Series B
   08-01-14               5.75              1,380,000                1,232,019
Tenneco Automotive
   11-15-14               8.63                750,000                  783,750

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Automotive (cont.)
TRW Automotive
  Sr Nts
   02-15-13               9.38%            $2,555,000               $2,861,600
Total                                                               14,227,234

Brokerage (0.5%)
LaBranche & Co
  Sr Nts
   05-15-12              11.00              1,705,000                1,892,550

Building Materials (2.3%)
Ainsworth Lumber
   10-01-12               7.25              1,200,000(c)             1,149,000
Associated Materials
   04-15-12               9.75              1,205,000                1,247,175
Compression Polymers Holdings
   07-01-13              10.50              1,025,000(d)             1,035,250
Euramax
   08-08-13              10.52              1,000,000                1,000,000
Norcraft Companies/Finance
  Sr Sub Nts
   11-01-11               9.00              3,505,000                3,662,725
Total                                                                8,094,150

Chemicals (4.1%)
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63              1,643,000                1,856,590
Georgia Gulf
  Sr Nts
   12-15-13               7.13              3,010,000                3,152,975
INVISTA
   05-01-12               9.25              3,525,000(d)             3,881,906
MacDermid
   07-15-11               9.13              1,825,000                1,971,000
PQ
   02-15-13               7.50              2,715,000(d)             2,715,000
Resolution Performance Products
   04-15-10               9.50                975,000                1,005,469
Total                                                               14,582,940

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Construction Machinery (2.7%)
ALH Finance LLC
  Sr Sub Nts
   01-15-13               8.50%            $2,200,000               $2,123,000
Case New Holland
   08-01-11               9.25                770,000                  833,525
Gardner Denver
   05-01-13               8.00              2,375,000 (d)            2,505,625
Neff Rental LLC/Neff Rental
   06-15-15              11.25                570,000(d)               589,950
United Rentals North America
   02-15-12               6.50              3,680,000                3,578,800
Total                                                                9,630,900

Consumer Cyclical Services (0.2%)
Da-Lite Screen
  Sr Nts
   05-15-11               9.50                750,000                  798,750

Consumer Products (1.2%)
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25              1,975,000                2,103,375
Visant
   10-01-12               7.63              1,975,000                1,999,688
Total                                                                4,103,063

Diversified Manufacturing (0.7%)
TriMas
   06-15-12               9.88              1,115,000                  953,325
Valmont Inds
   05-01-14               6.88              1,490,000                1,504,900
Total                                                                2,458,225

Electric (7.7%)
Aquila
  Sr Nts
   11-15-09               7.63              1,645,000                1,710,800
   02-01-11               9.95                965,000                1,063,913
CMS Energy
  Sr Nts
   02-01-12               6.30                705,000                  715,575
IPALCO Enterprises
  Secured
   11-14-11               8.63              3,645,000                4,091,512

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Midwest Generation LLC
  Series B
   01-02-16               8.56%            $1,811,871               $2,015,706
NRG Energy
  Secured
   12-15-13               8.00                800,000(b,d)             856,000
Pacificorp
  1st Mtge
   06-15-35               5.25              3,200,000                3,117,884
Potomac Edison
  1st Mtge
   11-15-14               5.35              2,500,000(d)             2,548,150
Reliant Energy
  Secured
   07-15-13               9.50              1,345,000                1,496,313
Salton Sea Funding
  Sr Nts Series C
   05-30-10               7.84                312,328                  331,849
Sierra Pacific Power
   04-15-12               6.25              1,045,000                1,092,025
Southern California Edison
  1st Mtge
   07-15-35               5.35              2,925,000                2,914,513
Tenaska Alabama Partners LP
  06-30-21                7.00              2,535,000(d)             2,630,063
Utilicorp Canada Finance
   06-15-11               7.75              2,475,000(c)             2,598,750
Total                                                               27,183,053

Entertainment (2.9%)
Liberty Media
  Sr Nts
   05-15-13               5.70              3,150,000                2,915,252
Loews Cineplex
   08-01-14               9.00              1,505,000(d)             1,459,850
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75              1,915,000                2,111,288
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75              1,375,000                1,419,688
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75              2,410,000                2,464,225
Total                                                               10,370,303

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Environmental (1.5%)
Allied Waste North America
  Secured
   04-15-11               6.38%              $795,000                 $778,106
  Series B
   02-15-11               5.75                960,000                  904,800
   09-01-12               9.25              1,690,000                1,844,213
Clean Harbors
   07-15-12              11.25              1,495,000(d)             1,659,450
Total                                                                5,186,569

Food and Beverage (3.3%)
American Seafoods Group LLC
   04-15-10              10.13              1,545,000                1,664,738
Burns Philp Capital Property
   11-15-10               9.50                960,000 (c)            1,051,200
  Sr Sub Nts
   02-15-11              10.75              3,825,000(c)             4,245,750
Cott Beverages
   12-15-11               8.00              1,950,000                2,067,000
Del Monte
  Sr Sub Nts
   12-15-12               8.63              2,230,000                2,447,425
Total                                                               11,476,113

Gaming (6.6%)
Boyd Gaming
  Sr Sub Nts
   04-15-12               8.75              1,920,000                2,083,199
   12-15-12               7.75                970,000                1,037,900
Caesars Entertainment
  Sr Nts
   04-15-13               7.00              1,465,000                1,601,708
  Sr Sub Nts
   09-15-08               8.88                200,000                  222,500
   03-15-10               7.88                350,000                  388,063
CCM Merger
   08-01-13               8.00              1,645,000(d)             1,675,844
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
   03-01-12              10.13              2,715,000                2,877,899
MGM MIRAGE
   10-01-09               6.00                150,000                  150,375
   09-15-10               8.50              1,825,000                2,012,062
  Sr Nts
   12-15-11               6.38                300,000                  303,750
   09-01-12               6.75                800,000                  828,000
   02-27-14               5.88                725,000                  705,063

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gaming (cont.)
Mohegan Tribal Gaming
  Sr Nts
   02-15-13               6.13%            $1,520,000               $1,540,900
MTR Gaming Group
  Series B
   04-01-10               9.75                960,000                1,042,800
Penn Natl Gaming
   03-15-10               8.88                800,000                  853,000
Riviera Holdings
   06-15-10              11.00                500,000                  548,750
Seneca Gaming
  Sr Nts
   05-01-12               7.25              1,200,000                1,245,000
Station Casinos
  Sr Nts
   04-01-12               6.00              1,200,000                1,212,000
Virgin River Casino
   01-15-12               9.00              1,755,000(d)             1,842,750
Wheeling Island Gaming
   12-15-09              10.13              1,075,000                1,139,500
Total                                                               23,311,063

Gas Pipelines (5.8%)
ANR Pipeline
   03-15-10               8.88              3,050,000                3,328,110
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95              1,240,000(d)             1,226,050
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63              1,825,000                1,921,190
Energy Transfer Partners LP
  Sr Nts
   08-01-12               5.65                750,000(d)               749,951
   02-02-15               5.95              2,455,000(b,d)           2,469,129
Southern Natural Gas
   09-15-08               6.13              1,025,000                1,028,250
   03-15-10               8.88                575,000                  627,431
   03-01-32               8.00              1,200,000                1,380,106
Southern Star Central
  Secured
   08-01-10               8.50              1,600,000                1,736,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gas Pipelines (cont.)
Transcontinental Gas Pipe Line
   12-01-26               7.25%            $1,175,000               $1,316,000
  Series B
   08-15-11               7.00              2,800,000                3,059,000
Williams Companies
   01-15-31               7.50              1,500,000                1,668,750
Total                                                               20,509,967

Health Care (6.6%)
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50                990,000                1,003,613
Coventry Health Care
  Sr Nts
   01-15-12               5.88              1,630,000                1,670,750
DaVita
  Sr Nts
   03-15-13               6.63              3,330,000(d)             3,438,224
Fisher Scientific Intl
  Sr Sub Nts
   07-01-15               6.13              1,550,000(d)             1,557,750
HCA
   11-06-08               5.25                500,000                  496,141
   12-01-09               5.50                890,000                  886,006
  Sr Nts
   02-01-11               7.88                500,000                  547,582
   05-01-12               6.95              1,100,000                1,157,501
   03-15-14               5.75              2,550,000                2,508,403
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75              1,000,000                1,088,750
MedCath Holdings
  Sr Nts
   07-15-12               9.88              1,950,000                2,169,375
Select Medical
  Sr Sub Nts
   02-01-15               7.63              1,570,000(d)             1,550,375
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                730,000                  781,100
Triad Hospitals
  Sr Nts
   05-15-12               7.00              2,010,000                2,100,450
  Sr Sub Nts
   11-15-13               7.00                805,000                  829,150
US Oncology
   08-15-12               9.00              1,250,000                1,362,500
Total                                                               23,147,670

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount
Home Construction (2.2%)

DR Horton
  Sr Nts
   05-01-13               6.88%              $200,000                 $215,641
  Sr Sub Nts
   09-15-10               9.75                500,000                  582,796
KB HOME
   08-15-11               6.38                915,000                  951,999
  Sr Sub Nts
   02-01-10               7.75                500,000                  529,475
Meritage Homes
  Sr Nts
   03-15-15               6.25              1,255,000                1,211,075
Standard Pacific
  Sr Nts
   05-15-11               6.88                775,000                  794,375
   03-15-13               7.75                150,000                  158,250
WCI Communities
   05-01-12               9.13                500,000                  528,750
   03-15-15               6.63              1,345,000                1,250,850
William Lyon Homes
   04-01-13              10.75              1,275,000                1,412,062
Total                                                                7,635,273

Independent Energy (2.5%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50                980,000                1,059,625
   06-15-14               7.50                567,000                  613,778
   08-15-14               7.00                910,000                  968,013
   06-15-15               6.38                660,000                  678,150
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25              1,780,000                1,779,999
Hilcorp Energy I/Finance
  Sr Nts
   09-01-10              10.50                750,000(d)               834,375
Newfield Exploration
  Sr Nts
   03-01-11               7.63                825,000                  903,375
  Sr Sub Nts
   08-15-12               8.38              1,000,000                1,092,500
   09-01-14               6.63                675,000                  707,063
Total                                                                8,636,878

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Lodging (0.5%)
Starwood Hotels & Resorts
   11-15-15               7.38%            $1,565,000               $1,737,150

Media Cable (2.3%)
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-14               8.38              1,980,000(d)             2,004,749
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12               8.00                750,000(d)               761,250
CSC Holdings
  Sr Nts
   07-15-08               7.25                375,000                  379,688
  Sr Nts Series B
   07-15-09               8.13                875,000                  901,250
   04-01-11               7.63              1,380,000                1,390,350
Kabel Deutschland
   07-01-14              10.63              1,800,000(c,d)           1,989,000
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                775,000                  792,438
Total                                                                8,218,725

Media Non Cable (9.6%)
CanWest Media
  Series B
   04-15-13               7.63                400,000(c)               428,000
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75              2,355,000(c)             2,546,344
Dex Media East LLC/Finance
   11-15-12              12.13              2,125,000                2,534,063
Dex Media West LLC/Finance
  Sr Sub Nts Series B
   08-15-13               9.88              2,069,000                2,358,660
DIRECTV Holdings LLC/Finance
  Sr Nts
   06-15-15               6.38              2,620,000(d)             2,613,450
Echostar DBS
   10-01-14               6.63              1,165,000                1,156,263
  Sr Nts
   10-01-08               5.75              1,125,000                1,116,563
Emmis Communications
  Sr Nts
   06-15-12               9.31                915,000(d,e)             916,144
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88              3,195,000                3,194,999

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Non Cable (cont.)
Lamar Media
   01-01-13               7.25%            $2,950,000               $3,134,374
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50                480,000                  528,000
Quebecor Media
  Sr Nts
   07-15-11              11.13                180,000(c)               199,800
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75              1,405,000(d)             1,541,988
RH Donnelley
   12-15-12              10.88              2,310,000                2,679,599
Salem Communications
   12-15-10               7.75              2,900,000                3,015,999
Salem Communications Holding
  Series B
   07-01-11               9.00                495,000                  528,413
Sun Media
   02-15-13               7.63              1,500,000(c)             1,578,750
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38              1,705,000                1,764,675
Videotron Ltee
   01-15-14               6.88              1,750,000(c)             1,789,375
Total                                                               33,625,459

Metals (0.9%)
Earle M Jorgensen
  Secured
   06-01-12               9.75                990,000                1,074,150
Ispat Inland ULC
  Secured
   04-01-14               9.75                805,000(c)               949,900
Natl Waterworks
  Series B
   12-01-12              10.50              1,000,000                1,170,000
Total                                                                3,194,050

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Oil Field Services (1.4%)
Grant Prideco
   08-15-15               6.13%              $390,000(d)              $397,800
Key Energy Services
  Series C
   03-01-08               8.38                935,000                  967,725
  Sr Nts
   05-01-13               6.38              1,045,000                1,047,613
Offshore Logistics
   06-15-13               6.13              2,510,000                2,434,700
Total                                                                4,847,838

Other Financial Institutions (1.0%)
Residential Capital
   06-30-10               6.38              3,500,000(d)             3,558,030

Other Industry (1.4%)
JohnsonDiversey
  Series B
   05-15-12               9.63                665,000                  679,963
NationsRent Companies
   10-15-10               9.50              3,905,000                4,295,500
Total                                                                4,975,463

Packaging (2.9%)
Crown European Holdings
  Secured
   03-01-11               9.50              1,200,000(c)             1,320,000
   03-01-13              10.88              1,950,000(c)             2,286,375
Owens-Illinois Glass Container
   05-15-11               7.75              1,590,000                1,685,400
   11-15-12               8.75              1,600,000                1,746,000
   05-15-13               8.25                940,000                1,016,375
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75              2,025,000                2,075,625
Total                                                               10,129,775

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Paper (2.1%)
Cascades
  Sr Nts
   02-15-13               7.25%            $1,025,000(c)            $1,025,000
Domtar
   12-01-13               5.38              1,750,000(c)             1,589,704
JSG Funding
  Sr Nts
   10-01-12               9.63              2,580,000(c)             2,605,800
NewPage
  Secured
   05-01-12              10.00              1,475,000(d)             1,497,125
Norampac
  Sr Nts
   06-01-13               6.75                670,000(c)               683,400
Total                                                                7,401,029

Pharmaceuticals (1.2%)
Athena Neurosciences Finance LLC
   02-21-08               7.25                800,000                  766,000
NeighborCare
  Sr Sub Nts
   11-15-13               6.88              1,365,000                1,487,850
VWR Intl
  Sr Nts
   04-15-12               6.88              2,050,000                2,014,125
Total                                                                4,267,975

Railroads (0.4%)
TFM
  Sr Nts
   05-01-12               9.38              1,330,000(c,d)           1,423,100

Retailers (1.6%)
General Nutrition Centers
  Sr Nts
   01-15-11               8.63              1,205,000                1,144,750
Rite Aid
   12-15-28               6.88              1,600,000(d)             1,256,000
Toys "R" Us
   04-15-13               7.88                670,000                  592,950
   10-15-18               7.38                780,000                  629,850
United Auto Group
   03-15-12               9.63              1,920,000                2,068,800
Total                                                                5,692,350

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Technology (2.2%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00%            $1,935,000               $1,993,050
CPI Holdco
  Sr Nts
   02-01-15               8.83              1,190,000(e)             1,142,809
Flextronics Intl
  Sr Sub Nts
   11-15-14               6.25              2,565,000(c)             2,539,350
Saniminia-SCI
   01-15-10              10.38                825,000                  915,750
SunGard
   01-15-14               4.88              1,380,000                1,207,500
Total                                                                7,798,459

Textiles (0.2%)
Quiksilver
  Sr Nts
   04-15-15               6.88                700,000(d)               705,250

Transportation Services (0.4%)
Interpool
   08-01-07               7.20                310,000                  316,975
   08-01-07               7.35              1,070,000                1,094,075
Total                                                                1,411,050

Wireless (2.5%)
AirGate PCS
   10-15-11               7.35                455,000(e)               473,200
American Tower
  Sr Nts
   02-01-09               9.38                104,000                  109,460
Digicel
  Sr Nts
   09-01-12               9.25                300,000(c,d)             308,250
 Nextel Communications
  Sr Nts
   10-31-13               6.88              3,645,000                3,891,037
Rogers Wireless
   05-01-11               9.63              1,275,000(c)             1,494,938
Rogers Wireless Communications
   12-15-10               6.54                785,000(c,e)             817,381
   12-15-12               7.25                940,000(c)             1,008,150
  Sr Sub Nts
   12-15-12               8.00                755,000(c)               813,513
Total                                                                8,915,929

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (4.7%)
Cincinnati Bell
  Sr Nts
   02-15-15               7.00%            $3,340,000(d)            $3,323,300
Citizens Communications
   05-15-11               9.25                775,000                  866,063
GCI
  Sr Nts
   02-15-14               7.25              2,385,000                2,325,375
MCI
  Sr Nts
   05-01-14               8.74                555,000                  624,375
Qwest
   11-15-08               5.63                475,000                  468,469
   03-15-12               8.88              4,665,000                5,108,174
   06-15-13               6.67                790,000(d,e)             825,550
  Sr Nts
   06-15-15               7.63                655,000(d)               676,288
  Term Loan B
   06-30-10               6.95              1,000,000                  997,500
Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
   02-15-15               7.75              1,200,000(d)             1,191,000
Total                                                               16,406,094

Total Bonds
(Cost: $330,491,432)                                              $335,728,152

Short-Term Securities (3.5%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (2.6%)
Federal Home Loan Bank Disc Nt
   09-14-05               3.28%            $4,400,000               $4,381,920
Federal Natl Mtge Assn Disc Nt
   08-22-05               3.16              4,500,000                4,490,190
Total                                                                8,872,110

Commercial Paper (0.9%)
Sheffield Receivables
   08-01-05               3.30              3,300,000(f)             3,299,093

Total Short-Term Securities
(Cost: $12,171,440)                                                $12,171,203

Total Investments in Securities
(Cost: $342,662,872)(g)                                           $347,899,355

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,261,961.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 10.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $68,972,641 or 19.6% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $3,299,093 or 0.9% of net assets.

(g) At July 31, 2005, the cost of securities for federal income tax purposes was $342,800,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 6,680,053
      Unrealized depreciation                                      (1,581,639)
                                                                   ----------
      Net unrealized appreciation                                 $ 5,098,414
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
19 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Income Opportunities Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $342,662,872)                                                                              $347,899,355
Cash in bank on demand deposit                                                                                      652,906
Capital shares receivable                                                                                           267,351
Accrued interest receivable                                                                                       6,506,624
Receivable for investment securities sold                                                                         2,737,602
Other receivable                                                                                                     86,045
                                                                                                                     ------
Total assets                                                                                                    358,149,883
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    50,031
Capital shares payable                                                                                               29,472
Payable for investment securities purchased                                                                       6,378,704
Accrued investment management services fee                                                                            5,850
Accrued distribution fee                                                                                              3,690
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                             473
Accrued administrative services fee                                                                                     480
Other accrued expenses                                                                                               77,776
                                                                                                                     ------
Total liabilities                                                                                                 6,546,477
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $351,603,406
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    333,778
Additional paid-in capital                                                                                      341,396,125
Undistributed net investment income                                                                                  51,722
Accumulated net realized gain (loss)                                                                              4,499,253
Unrealized appreciation (depreciation) on investments                                                             5,322,528
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $351,603,406
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $196,563,730
                                                            Class B                                            $ 79,198,259
                                                            Class C                                            $  6,860,418
                                                            Class I                                            $ 68,574,958
                                                            Class Y                                            $    406,041
Net asset value per share of outstanding capital stock:     Class A shares             18,663,072              $      10.53
                                                            Class B shares              7,522,267              $      10.53
                                                            Class C shares                651,716              $      10.53
                                                            Class I shares              6,502,225              $      10.55
                                                            Class Y shares                 38,524              $      10.54
                                                                                           ------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Income Opportunities Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                        $21,941,023
   Less foreign taxes withheld                                                                                       (1,714)
                                                                                                                     ------
Total income                                                                                                     21,939,309
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                1,954,757
Distribution fee
   Class A                                                                                                          484,743
   Class B                                                                                                          713,097
   Class C                                                                                                           64,944
Transfer agency fee                                                                                                 298,910
Incremental transfer agency fee
   Class A                                                                                                           20,555
   Class B                                                                                                           15,486
   Class C                                                                                                            1,447
Service fee -- Class Y                                                                                                  348
Administrative services fees and expenses                                                                           164,038
Compensation of board members                                                                                         9,754
Custodian fees                                                                                                       42,517
Printing and postage                                                                                                 62,026
Registration fees                                                                                                    71,590
Audit fees                                                                                                           20,000
Other                                                                                                                15,219
                                                                                                                     ------
Total expenses                                                                                                    3,939,431
   Earnings credits on cash balances (Note 2)                                                                        (6,241)
                                                                                                                     ------
Total net expenses                                                                                                3,933,190
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  18,006,119
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                        5,883,986
Net change in unrealized appreciation (depreciation) on investments                                               3,758,886
                                                                                                                  ---------
Net gain (loss) on investments                                                                                    9,642,872
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                 $27,648,991
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Income Opportunities Fund

Year ended July 31,                                                                       2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $ 18,006,119              $  9,388,165
Net realized gain (loss) on investments                                                 5,883,986                 2,601,839
Net change in unrealized appreciation (depreciation) on investments                     3,758,886                 3,175,519
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                        27,648,991                15,165,523
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (11,152,655)               (7,046,010)
      Class B                                                                          (3,561,657)               (1,861,068)
      Class C                                                                            (323,947)                 (188,840)
      Class I                                                                          (2,972,648)                 (231,469)
      Class Y                                                                             (20,593)                   (7,463)
   Net realized gain
      Class A                                                                          (2,417,503)                       --
      Class B                                                                            (839,733)                       --
      Class C                                                                             (77,772)                       --
      Class I                                                                            (517,890)                       --
      Class Y                                                                              (3,854)                       --
                                                                                      -----------                ----------
Total distributions                                                                   (21,888,252)               (9,334,850)
                                                                                      -----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            102,757,119               132,710,154
   Class B shares                                                                      39,345,095                62,210,570
   Class C shares                                                                       3,414,113                 5,809,517
   Class I shares                                                                      54,112,824                21,458,579
   Class Y shares                                                                         100,262                   267,702
Reinvestment of distributions at net asset value
   Class A shares                                                                       9,998,956                 2,972,142
   Class B shares                                                                       3,880,864                 1,583,634
   Class C shares                                                                         350,480                   168,188
   Class I shares                                                                       3,493,537                   216,770
   Class Y shares                                                                          23,823                     6,594
Payments for redemptions
   Class A shares                                                                     (98,436,259)              (18,065,031)
   Class B shares (Note 2)                                                            (21,123,119)              (13,065,775)
   Class C shares (Note 2)                                                             (2,221,713)               (1,369,917)
   Class I shares                                                                     (10,794,352)                 (326,657)
   Class Y shares                                                                         (10,437)                      (23)
                                                                                      -----------                ----------
Increase (decrease) in net assets from capital share transactions                      84,891,193               194,576,447
                                                                                       ----------               -----------
Total increase (decrease) in net assets                                                90,651,932               200,407,120
Net assets at beginning of year                                                       260,951,474                60,544,354
                                                                                      -----------                ----------
Net assets at end of year                                                            $351,603,406              $260,951,474
                                                                                     ============              ============
Undistributed net investment income                                                  $     51,722              $     77,103
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Income Opportunities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation), IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 19.50% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
23 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2005, the Fund has entered into outstanding when-issued securities of $3,261,961.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
24 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
25 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                  2005           2004
Class A
Distributions paid from:
     Ordinary income                            $13,350,209     $7,046,010
     Long-term capital gain                         219,949             --
Class B
Distributions paid from:
     Ordinary income                              4,324,988      1,861,068
     Long-term capital gain                          76,402             --
Class C
Distributions paid from:
     Ordinary income                                394,643        188,840
     Long-term capital gain                           7,076             --
Class I*
Distributions paid from:
     Ordinary income                              3,443,420        231,469
     Long-term capital gain                          47,118             --
Class Y
Distributions paid from:
     Ordinary income                                 24,096          7,463
     Long-term capital gain                             351             --

* Inception date is March 4, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $3,559,084
Accumulated long-term gain (loss)                               $1,179,991
Unrealized appreciation (depreciation)                          $5,184,459

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
26 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.485% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
27 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $831,182 for Class A, $45,960 for Class B and $2,620 for Class C for the year ended July 31, 2005.

Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 1.19% for Class A, 1.95% for Class B, 1.95% for Class C, 0.88% for Class I and 1.03% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $6,241 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $451,014,213 and $372,983,493, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        9,755,075      3,734,496      323,893       5,127,282       9,489
Issued for reinvested distributions           950,257        368,918       33,316         332,077       2,264
Redeemed                                   (9,317,916)    (2,014,470)    (211,432)     (1,038,209)       (996)
                                           ----------     ----------     --------      ----------        ----
Net increase (decrease)                     1,387,416      2,088,944      145,777       4,421,150      10,757
                                            ---------      ---------      -------       ---------      ------

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                       12,998,809      6,117,719      571,749       2,091,526      26,121
Issued for reinvested distributions           288,017        154,137       16,378          21,141         642
Redeemed                                   (1,766,437)    (1,272,904)    (134,145)        (31,592)         (2)
                                           ----------     ----------     --------         -------          --
Net increase (decrease)                    11,520,389      4,998,952      453,982       2,081,075      26,761
                                           ----------      ---------      -------       ---------      ------

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
28 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .61          .62          .06
Net gains (losses) (both realized and unrealized)                               .35          .60         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .96         1.22         (.21)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.61)        (.62)        (.06)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.73)        (.62)        (.06)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $197         $178          $56
Ratio of expenses to average daily net assets(c)                              1.10%        1.08%        1.16%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.73%        5.97%        5.59%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               9.52%       12.72%       (2.04%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .53          .54          .05
Net gains (losses) (both realized and unrealized)                               .35          .60         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .88         1.14         (.22)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.53)        (.54)        (.05)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.65)        (.54)        (.05)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $79          $56           $4
Ratio of expenses to average daily net assets(c)                              1.86%        1.83%        1.88%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.99%        5.22%        5.14%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               8.70%       11.90%       (2.11%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                         $10.30       $ 9.69        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .53          .54          .05
Net gains (losses) (both realized and unrealized)                               .35          .61         (.28)
                                                                             ------       ------        -----
Total from investment operations                                                .88         1.15         (.23)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.53)        (.54)        (.05)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.65)        (.54)        (.05)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.53       $10.30        $9.69
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $7           $5           $1
Ratio of expenses to average daily net assets(c)                              1.86%        1.83%        1.61%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.98%        5.20%        5.45%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               8.69%       12.01%       (2.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005         2004(b)
Net asset value, beginning of period                                         $10.32       $10.41
                                                                             ------       ------
Income from investment operations:
Net investment income (loss)                                                    .65          .27
Net gains (losses) (both realized and unrealized)                               .35         (.10)
                                                                             ------       ------
Total from investment operations                                               1.00          .17
                                                                             ------       ------
Less distributions:
Dividends from net investment income                                           (.65)        (.26)
Distributions from realized gains                                              (.12)          --
                                                                             ------       ------
Total distributions                                                            (.77)        (.26)
                                                                             ------       ------
Net asset value, end of period                                               $10.55       $10.32
                                                                             ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $69          $21
Ratio of expenses to average daily net assets(c)                               .74%         .76%(d)
Ratio of net investment income (loss) to average daily net assets             6.15%        6.40%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%
Total return(e)                                                               9.92%        1.58%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005         2004         2003(b)
Net asset value, beginning of period                                         $10.31       $ 9.70        $9.97
                                                                             ------       ------        -----
Income from investment operations:
Net investment income (loss)                                                    .62          .63          .06
Net gains (losses) (both realized and unrealized)                               .36          .61         (.27)
                                                                             ------       ------        -----
Total from investment operations                                                .98         1.24         (.21)
                                                                             ------       ------        -----
Less distributions:
Dividends from net investment income                                           (.63)        (.63)        (.06)
Distributions from realized gains                                              (.12)          --           --
                                                                             ------       ------        -----
Total distributions                                                            (.75)        (.63)        (.06)
                                                                             ------       ------        -----
Net asset value, end of period                                               $10.54       $10.31        $9.70
                                                                             ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c)                               .94%         .92%        1.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.91%        6.08%        5.71%(d)
Portfolio turnover rate (excluding short-term securities)                      124%         133%          26%
Total return(f)                                                               9.70%       13.00%       (2.03%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Income Opportunities Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005 and the financial highlights for each of the years in the two-year period ended July 31, 2005, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Income Opportunities Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
34 -- AXP INCOME OPPORTUNITIES FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Inflation Protected Securities Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (98.9%)
Issuer                  Coupon               Principal                Value(a)
                         rate                 amount

Foreign Government (1.6%)
Bundesrepublik Deutschland
  (European Monetary Unit)
  01-04-07                6.00%             1,399,000(c)            $1,784,666
United Kingdom Treasury
  (British Pound)
  12-07-06                7.50                674,000(c)             1,235,679
Total                                                                3,020,345

U.S. Government Obligations & Agencies (97.3%)(b)
U.S. Treasury Inflation-Indexed Bond
  01-15-07                3.38             19,259,648               19,775,856
  01-15-08                3.63             18,099,587               18,969,999
  01-15-09                3.88             11,481,374               12,327,709
  04-15-10                0.88              8,800,180                8,453,343
  07-15-12                3.00             24,605,209               26,516,889
  01-15-14                2.00             24,395,257               24,660,179
  07-15-14                2.00             14,073,726               14,225,041
  01-15-15                1.63              9,794,988                9,575,938
  01-15-25                2.38              9,122,910                9,630,803
  04-15-28                3.63             24,503,789               31,635,643
  04-15-29                3.88              6,930,329                9,354,276
Total                                                              185,125,676

Total Bonds
(Cost: $189,474,396)                                              $188,146,021

Short-Term Security (0.8%)

Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

Commercial Paper
Sheffield Receivables
  08-01-05                3.30%            $1,500,000(d)            $1,499,588

Total Short-Term Security
(Cost: $1,499,724)                                                  $1,499,588

Total Investments in Securities
(Cost: $190,974,120)(e)                                           $189,645,609

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 1.6% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $1,499,588 or 0.8% of net assets.

(e) At July 31, 2005, the cost of securities for federal income tax purposes was $191,083,386 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $   737,046
      Unrealized depreciation                                       (2,174,823)
                                                                    ----------
      Net unrealized depreciation                                  $(1,437,777)
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
13 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Inflation Protected Securities Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $190,974,120)                                                                              $189,645,609
Cash in bank on demand deposit                                                                                        8,147
Capital shares receivable                                                                                           195,763
Accrued interest receivable                                                                                         597,166
Receivable for investment securities sold                                                                         9,478,319
                                                                                                                  ---------
Total assets                                                                                                    199,925,004
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                     7,933
Capital shares payable                                                                                               64,055
Payable for investment securities purchased                                                                       9,575,190
Accrued investment management services fee                                                                            2,290
Accrued distribution fee                                                                                              2,021
Accrued transfer agency fee                                                                                             339
Accrued administrative services fee                                                                                     260
Other accrued expenses                                                                                               65,769
                                                                                                                     ------
Total liabilities                                                                                                 9,717,857
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $190,207,147
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    189,904
Additional paid-in capital                                                                                      190,578,656
Undistributed net investment income                                                                                 269,588
Accumulated net realized gain (loss) (Note 6)                                                                       498,977
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            (1,329,978)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $190,207,147
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 86,210,888
                                                            Class B                                            $ 48,510,793
                                                            Class C                                            $  3,772,778
                                                            Class I                                            $ 51,702,672
                                                            Class Y                                            $     10,016
Net asset value per share of outstanding capital stock:     Class A shares                8,606,293            $      10.02
                                                            Class B shares                4,844,943            $      10.01
                                                            Class C shares                  376,805            $      10.01
                                                            Class I shares                5,161,341            $      10.02
                                                            Class Y shares                    1,000            $      10.02
                                                                                              -----            ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Inflation Protected Securities Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                         $5,472,930
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  552,220
Distribution fee
   Class A                                                                                                          151,312
   Class B                                                                                                          322,955
   Class C                                                                                                           28,363
Transfer agency fee                                                                                                  92,219
Incremental transfer agency fee
   Class A                                                                                                            5,977
   Class B                                                                                                            5,310
   Class C                                                                                                              489
Service fee -- Class Y                                                                                                   10
Administrative services fees and expenses                                                                            61,197
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                       42,726
Printing and postage                                                                                                 40,565
Registration fees                                                                                                    78,675
Audit fees                                                                                                           21,000
Other                                                                                                                14,790
                                                                                                                     ------
Total expenses                                                                                                    1,427,095
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                     (172,393)
                                                                                                                   --------
                                                                                                                  1,254,702
   Earnings credits on cash balances (Note 2)                                                                        (6,218)
                                                                                                                     ------
Total net expenses                                                                                                1,248,484
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   4,224,446
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                   715,619
   Foreign currency transactions                                                                                      1,625
                                                                                                                      -----
Net realized gain (loss) on investments                                                                             717,244
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                              (846,069)
                                                                                                                   --------
Net gain (loss) on investments and foreign currencies                                                              (128,825)
                                                                                                                   --------
Net increase (decrease) in net assets resulting from operations                                                  $4,095,621
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Inflation Protected Securities Fund
                                                                                    July 31, 2005         For the period from
                                                                                     Year ended      March 4, 2004* to July 31, 2004
Operations and distributions
Investment income (loss) -- net                                                      $  4,224,446               $   861,972
Net realized gain (loss) on investments                                                   717,244                  (107,086)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (846,069)                 (560,416)
                                                                                         --------                  --------
Net increase (decrease) in net assets resulting from operations                         4,095,621                   194,470
                                                                                        ---------                   -------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (2,083,053)                 (463,177)
      Class B                                                                            (871,915)                 (148,138)
      Class C                                                                             (75,430)                  (13,823)
      Class I                                                                          (1,116,761)                 (136,777)
      Class Y                                                                                (345)                     (207)
   Net realized gain
      Class A                                                                             (11,229)                       --
      Class B                                                                              (6,226)                       --
      Class C                                                                                (544)                       --
      Class I                                                                              (5,276)                       --
      Class Y                                                                                  (2)                       --
                                                                                       ----------                  --------
Total distributions                                                                    (4,170,781)                 (762,122)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             66,883,438                36,542,568
   Class B shares                                                                      41,297,864                17,905,418
   Class C shares                                                                       2,490,603                 1,835,636
   Class I shares                                                                      38,103,991                13,781,255
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,924,916                   319,352
   Class B shares                                                                         813,995                   132,338
   Class C shares                                                                          72,325                    12,168
   Class I shares                                                                       1,126,860                   128,793
Payments for redemptions
   Class A shares                                                                     (20,360,004)               (3,907,183)
   Class B shares (Note 2)                                                             (8,223,800)               (3,237,197)
   Class C shares (Note 2)                                                               (569,367)                  (88,844)
   Class I shares                                                                        (481,177)                 (766,706)
                                                                                         --------                  --------
Increase (decrease) in net assets from capital share transactions                     123,079,644                62,657,598
                                                                                      -----------                ----------
Total increase (decrease) in net assets                                               123,004,484                62,089,946
Net assets at beginning of year                                                        67,202,663                 5,112,717**
                                                                                       ----------                 ---------
Net assets at end of year (Note 1)                                                   $190,207,147               $67,202,663
                                                                                     ============               ===========
Undistributed net investment income                                                  $    269,588               $   103,752
                                                                                     ------------               -----------

 * When shares became publicly available.

** Initial capital of $5,036,210 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $76,507 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Inflation Protected Securities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. On Feb. 19, 2004, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) invested $5,036,210* in the Fund (497,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 3,621** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on March 4, 2004.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 27.18% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned approximately 27% of the total outstanding Fund shares.

At July 31, 2005, Ameriprise Financial owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $26,210 invested by AXP Portfolio Builder Funds.

** Includes 2,621 shares purchased by AXP Portfolio Builder Funds.

--------------------------------------------------------------------------------
17 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.
Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
18 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $88,894 and accumulated net realized gain has been decreased by $88,894.

The tax character of distributions paid for the periods indicated are as follows:

                                                            For the period from
                                           July 31, 2005     March 4, 2004* to
                                            Year ended         July 31, 2004
Class A
Distributions paid from:
     Ordinary income                       $2,094,282             $463,177
     Long-term capital gain                        --                   --

Class B
Distributions paid from:
     Ordinary income                          878,141              148,138
     Long-term capital gain                        --                   --

Class C
Distributions paid from:
     Ordinary income                           75,974               13,823
     Long-term capital gain                        --                   --

Class I
Distributions paid from:
     Ordinary income                        1,122,037              136,777
     Long-term capital gain                        --                   --

Class Y
Distributions paid from:
     Ordinary income                              347                  207
     Long-term capital gain                        --                   --

* When shares became publicly available.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   937,860
Accumulated long-term gain (loss)                              $   (52,096)
Unrealized appreciation (depreciation)                         $(1,439,244)

Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

--------------------------------------------------------------------------------
20 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to 0.315% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
21 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $392,729 for Class A, $27,689 for Class B and $1,471 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $64,093, $26,583, $2,342 and $10, respectively, and the management fees waived at the Fund level were $79,365. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $6,218 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $175,140,911 and $53,118,310, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
22 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        6,601,693      4,078,700      245,884       3,761,429          --
Issued for reinvested distributions           189,325         80,048        7,115         110,816          --
Redeemed                                   (2,011,535)      (811,956)     (56,170)        (47,732)         --
                                           ----------       --------      -------         -------        ----
Net increase (decrease)                     4,779,483      3,346,792      196,829       3,824,513          --
                                            ---------      ---------      -------       ---------        ----

                                                               March 4, 2004* to July 31, 2004
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        3,694,979      1,813,208      186,853       1,398,008          --
Issued for reinvested distributions            32,574         13,499        1,242          13,140          --
Redeemed                                     (397,743)      (329,556)      (9,119)        (77,941)         --
                                             --------       --------       ------         -------        ----
Net increase (decrease)                     3,329,810      1,497,151      178,976       1,333,207          --
                                            ---------      ---------      -------       ---------        ----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $52,096 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .33          .21
Net gains (losses) (both realized and unrealized)                          .21         (.34)
                                                                        ------       ------
Total from investment operations                                           .54         (.13)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.34)        (.20)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $86          $38
Ratio of expenses to average daily net assets(c),(d)                      .84%         .84%(e)
Ratio of net investment income (loss) to average daily net assets        3.47%        5.83%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.43%       (1.25%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.01% and 1.52% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .25          .18
Net gains (losses) (both realized and unrealized)                          .20         (.34)
                                                                        ------       ------
Total from investment operations                                           .45         (.16)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.26)        (.17)
                                                                        ------       ------
Net asset value, end of period                                          $10.01       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $49          $15
Ratio of expenses to average daily net assets(c),(d)                     1.62%        1.62%(e)
Ratio of net investment income (loss) to average daily net assets        2.80%        5.09%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          4.52%       (1.54%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.77% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .25          .18
Net gains (losses) (both realized and unrealized)                          .20         (.35)
                                                                        ------       ------
Total from investment operations                                           .45         (.17)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.26)        (.16)
                                                                        ------       ------
Net asset value, end of period                                          $10.01       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $2
Ratio of expenses to average daily net assets(c),(d)                     1.62%        1.61%(e)
Ratio of net investment income (loss) to average daily net assets        2.74%        4.99%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          4.51%       (1.58%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.76% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .36          .22
Net gains (losses) (both realized and unrealized)                          .20         (.34)
                                                                        ------       ------
Total from investment operations                                           .56         (.12)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.36)        (.21)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $52          $13
Ratio of expenses to average daily net assets(c),(d)                      .59%         .59%(e)
Ratio of net investment income (loss) to average daily net assets        3.82%        6.28%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.69%       (1.14%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.65% and 1.27% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005         2004(b)
Net asset value, beginning of period                                    $ 9.82       $10.15
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .35          .22
Net gains (losses) (both realized and unrealized)                          .20         (.35)
                                                                        ------       ------
Total from investment operations                                           .55         (.13)
                                                                        ------       ------
Less distributions:
Dividends from net investment income                                      (.35)        (.20)
                                                                        ------       ------
Net asset value, end of period                                          $10.02       $ 9.82
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--
Ratio of expenses to average daily net assets(c),(d)                      .69%         .69%(e)
Ratio of net investment income (loss) to average daily net assets        3.36%        5.79%(e)
Portfolio turnover rate (excluding short-term securities)                  43%          11%
Total return(f)                                                          5.58%       (1.19%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.86% and 1.37% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Inflation Protected Securities Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended July 31, 2005, and for the period from March 4, 2004 (when shares became publicly available) to July 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Inflation Protected Securities Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
29 -- AXP INFLATION PROTECTED SECURITIES FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Limited Duration Bond Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (98.9%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign Agencies (0.1%)
Pemex Project Funding Master Trust
   12-15-15               5.75%              $155,000(c,d)            $151,978

Sovereign (1.8%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00              1,379,000(c)             1,759,152
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                656,000(c)             1,202,679
United Mexican States
   09-27-34               6.75                205,000 (c)              216,070
Total                                                                3,177,901

U.S. Government Obligations & Agencies (22.7%)
Federal Home Loan Bank
   09-22-05               2.13              1,300,000                1,297,174
   05-22-06               2.88              2,200,000                2,179,522
   08-11-06               3.25              3,750,000                3,717,338
   04-18-08               4.13                785,000                  781,230
Federal Home Loan Mtge Corp
   09-15-06               3.63              2,270,000                2,257,213
   06-15-08               3.88              3,665,000                3,628,936
   03-18-09               3.76                545,000                  534,050
   07-12-10               4.13              4,206,000                4,151,549
Federal Natl Mtge Assn
   05-15-07               3.88                700,000                  696,290
   05-15-08               6.00                900,000                  940,232
   02-15-09               3.25              1,155,000                1,113,615
U.S. Treasury
   11-15-05               5.75              5,000,000                5,030,665
   11-30-06               2.88              1,050,000                1,035,276
   08-15-07               2.75              3,405,000                3,321,074
   02-15-08               3.38              1,190,000                1,170,709
   06-15-10               3.63                255,000                  249,382
   07-15-10               3.88              1,605,000                1,587,069
   02-15-15               4.00                541,000                  528,595
   05-15-15               4.13              2,315,000                2,285,701
   08-15-23               6.25              1,623,000                1,957,046
   02-15-26               6.00                160,000                  190,525
   02-15-31               5.38                335,000                  380,670

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

U.S. Government Obligations & Agencies (cont.)
U.S. Treasury Inflation-Indexed
Bond
   01-15-15               1.63%            $1,888,742(m)            $1,846,633
Total                                                               40,880,494

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (13.6%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.56              1,211,368(d,j)           1,209,938
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85                100,000(d,g)             100,031
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                175,000(d,g)             170,806
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA)
   02-12-09               3.55                100,000(g)                99,428
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                200,000(g)               197,719
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                300,000(g)               294,984
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05                650,000(g)               645,023
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29                350,000(d,g)             343,602
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               4.88                250,000                  253,417
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                272,764                  274,487
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                350,000                  346,548
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                325,000                  322,156
  Series 2004-T16 Cl A3
   02-13-46               4.03                240,000                  234,076
  Series 2005-PWR8 Cl A1
   06-11-41               4.21                494,535                  490,455

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46%              $166,442(d)              $165,378
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                250,000                  242,547
  Series 2005-1 Cl A4
   07-15-09               4.05                450,000                  450,684
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08                325,000                  322,182
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                200,000                  199,212
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15                860,796(d)               851,629
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.61                300,000(d,j)             298,791
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49                351,149                  348,713
  Series 2004-C1 Cl A2
   01-15-37               3.52                375,000                  363,459
Federal Natl Mtge Assn #385717
   11-01-12               4.84                483,218                  485,687
Federal Natl Mtge Assn #386558
   10-01-10               4.85                489,025                  491,321
Federal Natl Mtge Assn #386599
   11-01-10               4.47                169,617                  167,951
Federal Natl Mtge Assn #735029
   09-01-13               5.28                495,086                  508,854
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
   03-15-12               4.15                100,000(g)                99,332
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                284,149                  290,184
  Series 2004-C2 Cl A2
   03-10-40               4.12                200,000                  195,224
  Series 2005-C1 Cl A5
   06-10-48               4.77                400,000(k)               395,463

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55%              $400,000                 $393,830
  Series 2005-C1 Cl A1
   05-10-43               4.21                297,078                  293,832
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                900,000                  900,481
  Series 2005-GG3 Cl A1
   08-10-42               3.92                185,712                  183,660
GS Mtge Securities
  Series 2005-GG4 Cl A1
   07-10-39               4.37                422,905                  419,679
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  197,710
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37                265,097                  262,979
  Series 2003-CB6 Cl A1
   07-12-37               4.39                525,367                  517,681
  Series 2003-LN1 Cl A1
   10-15-37               4.13                411,156                  401,479
  Series 2003-ML1A Cl A1
   03-12-39               3.97                230,255                  224,510
  Series 2004-C2 Cl A2
   05-15-41               5.26                350,000(j)               356,404
  Series 2004-CBX Cl A3
   01-12-37               4.18                150,000                  147,004
  Series 2004-CBX Cl A5
   01-12-37               4.65                200,000                  197,892
  Series 2005-CB11 Cl A3
   08-12-37               5.20                350,000                  357,273
  Series 2005-LDP2 Cl A1
   07-15-42               4.33                420,057                  419,133
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                250,000                  247,661
  Series 2002-C4 Cl A5
   09-15-31               4.85                500,000                  500,778
  Series 2003-C8 Cl A2
   11-15-27               4.21                650,000                  640,686
  Series 2003-C8 Cl A3
   11-15-27               4.83                350,000                  350,060
  Series 2004-C2 Cl A3
   03-15-29               3.97                250,000                  238,168

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
LB-UBS Commercial Mtge Trust (cont.)
  Series 2004-C4 Cl A3
   06-15-29               4.99%              $200,000(j)              $204,294
  Series 2004-C6 Cl A2
   08-15-29               4.19                350,000                  342,969
  Series 2004-C6 Cl A4
   08-15-29               4.58                100,000                   99,176
  Series 2004-C7 Cl A2
   10-15-29               3.99                400,000                  389,032
  Series 2004-C8 Cl A2
   12-15-29               4.20                350,000                  343,466
  Series 2005-C3 Cl A1
   07-15-30               4.39                296,105                  295,196
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                250,000(g)               247,143
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   05-12-43               4.22                366,020                  362,690
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               3.82                150,000(j)               150,143
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                250,000                  245,527
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                300,000                  295,788
  Series 2004-IQ8 Cl A2
   06-15-40               3.96                216,519                  213,321
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                100,000                   98,731
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  296,535
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                195,000                  192,854
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                326,935                  316,628
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                 39,059(g)                38,991

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f)/
Asset-Backed Securities (cont.)
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3- (AMBAC)
   03-12-10               4.05%              $600,000(g)              $596,322
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                350,000                  345,620
  Series 2005-C16 Cl A3
   10-15-41               4.62                400,000                  395,678
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08-22-11               3.17                229,165                  226,823
  Series 2004-3 Cl A3
   03-17-09               3.30                250,000                  246,954
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000                  395,528
Total                                                               24,449,590

Mortgage-Backed Securities (43.7%)(f,l)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.28                370,204(e)               372,402
  Series 2005-3 Cl 7A1
   07-25-35               5.10                261,046(e)               260,604
Banc of America Mtge Securities
  Series 2004-F Cl B1
   07-25-34               4.14                247,629(e)               241,545
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                225,303                  227,133
  Series 2003-11 Cl 4A1
   01-25-19               4.75                265,529                  262,002
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03                549,030(e)               545,070
  Series 2004-12 Cl 3A1
   02-25-35               5.19                411,109(e)               411,688
Chaseflex Trust
  Series 2005-2 Cl 2A1
   06-25-35               6.00              1,952,552                1,981,845
  Series 2005-2 Cl 2A2
   06-25-35               6.50                461,870                  475,870
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                250,775                  247,613
  Series 2004-28CB Cl 6A1
   01-25-35               6.00              1,376,236                1,397,813

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Countrywide Alternative Loan Trust (cont.)
  Series 2005-6CB Cl 1A1
   04-25-35               7.50%              $447,301                 $464,987
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.64                174,763(e)               171,338
  Series 2005-R2 Cl 2A1
   06-25-35               7.00                627,971                  657,567
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.42                173,583(e)               169,570
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18               6.50                287,158                  303,566
   02-15-27               5.00                200,000                  200,238
   10-15-27               5.00              1,350,000                1,357,126
   06-15-28               5.00                850,000                  855,556
   12-15-28               5.50                445,000                  451,078
   02-15-33               5.50                208,331                  213,064
  Interest Only
   07-15-17               0.92                388,284(h)                44,560
   07-01-21               8.00                800,000(h)               137,520
   10-15-22              20.00                385,517(h)                24,782
  Principal Only
   07-01-21               4.60                800,000(i)               649,440
Federal Home Loan Mtge Corp #A10892
   07-01-33               6.00                250,950                  257,895
Federal Home Loan Mtge Corp #A12692
   10-01-32               6.00                396,664                  408,318
Federal Home Loan Mtge Corp #A13854
   09-01-33               6.00                314,640                  324,175
Federal Home Loan Mtge Corp #A28602
   11-01-34               6.50              1,227,994                1,269,991
Federal Home Loan Mtge Corp #B10258
   10-01-18               5.00                404,946                  406,390
Federal Home Loan Mtge Corp #B11835
   01-01-19               5.50              1,384,413                1,412,424
Federal Home Loan Mtge Corp #C77372
   03-01-33               6.00                531,830                  544,762
Federal Home Loan Mtge Corp #C90613
   01-01-23               5.00                211,231                  209,834
Federal Home Loan Mtge Corp #D96300
   10-01-23               5.50                428,791                  434,334
Federal Home Loan Mtge Corp #E74288
   12-01-13               6.00                321,593                  332,083
Federal Home Loan Mtge Corp #E96903
   05-01-18               5.50                558,256                  571,983

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Home Loan Mtge Corp #E96941
   06-01-18               4.50%              $194,995                 $192,163
Federal Home Loan Mtge Corp #E99684
   10-01-18               5.00                396,141                  397,823
Federal Natl Mtge Assn
   08-01-20               4.50                200,000(b)               196,688
   08-01-20               5.00              1,000,000(b)             1,002,188
   08-01-20               5.50                800,000(b)               816,000
   08-01-20               6.00              2,000,000(b)             2,064,999
   08-01-35               6.00                150,000(b)               153,234
   09-01-35               5.00              1,500,000(b)             1,473,938
  Collateralized Mtge Obligation
   12-25-26               8.00                118,525                  124,864
   08-25-29               5.50                380,000                  384,489
  Interest Only
   12-25-22               8.27                240,657(h)                33,954
   12-25-31               1.19                414,084(h)                76,970
   12-25-33               6.09                361,471(h)                86,205
Federal Natl Mtge Assn #252440
   05-01-29               7.00                761,376                  801,696
Federal Natl Mtge Assn #254684
   03-01-18               5.00              1,946,904                1,952,883
Federal Natl Mtge Assn #254906
   10-01-18               4.50                915,547                  901,791
Federal Natl Mtge Assn #254916
   09-01-23               5.50                419,407                  424,678
Federal Natl Mtge Assn #255377
   08-01-34               7.00                447,544                  470,968
Federal Natl Mtge Assn #255408
   09-01-24               5.50              1,475,367                1,492,541
Federal Natl Mtge Assn #255788
   06-01-15               5.50                981,709                1,004,449
Federal Natl Mtge Assn #440730
   12-01-28               6.00                295,723                  304,964
Federal Natl Mtge Assn #493945
   04-01-29               6.50                199,819                  208,199
Federal Natl Mtge Assn #518159
   09-01-14               7.00                700,321                  733,338
Federal Natl Mtge Assn #545216
   03-01-09               5.86                383,665                  397,392
Federal Natl Mtge Assn #545869
   07-01-32               6.50                126,922                  131,957
Federal Natl Mtge Assn #555340
   04-01-33               5.50                638,447                  644,715
Federal Natl Mtge Assn #555734
   07-01-23               5.00                161,688                  160,689
Federal Natl Mtge Assn #555740
   08-01-18               4.50                233,546                  230,034

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #555794
   09-01-28               7.50%              $145,623                 $155,625
Federal Natl Mtge Assn #582154
   05-01-31               6.50                220,543                  228,554
Federal Natl Mtge Assn #597374
   09-01-31               7.00                169,279                  179,663
Federal Natl Mtge Assn #611831
   02-01-31               7.50                101,362                  108,194
Federal Natl Mtge Assn #643381
   06-01-17               6.00                402,180                  415,605
Federal Natl Mtge Assn #649876
   08-01-32               6.50                134,637                  140,037
Federal Natl Mtge Assn #650009
   09-01-31               7.50                394,520                  421,111
Federal Natl Mtge Assn #652752
   07-01-17               6.50                396,930                  412,421
Federal Natl Mtge Assn #654208
   10-01-32               6.50                358,321                  371,066
Federal Natl Mtge Assn #655679
   08-01-32               6.50                252,724                  261,713
Federal Natl Mtge Assn #661815
   10-01-32               6.00                221,773                  226,916
Federal Natl Mtge Assn #662061
   09-01-32               6.50              1,453,035                1,504,719
Federal Natl Mtge Assn #677089
   01-01-33               5.50              1,125,423                1,132,263
Federal Natl Mtge Assn #678028
   09-01-17               6.00                220,374                  227,730
Federal Natl Mtge Assn #683100
   02-01-18               5.50                340,002                  347,628
Federal Natl Mtge Assn #683116
   02-01-33               6.00                845,338                  864,023
Federal Natl Mtge Assn #689026
   05-01-33               5.50              1,870,786                1,883,658
Federal Natl Mtge Assn #689093
   07-01-28               5.50                177,822                  179,069
Federal Natl Mtge Assn #704610
   06-01-33               5.50              1,590,653                1,599,885
Federal Natl Mtge Assn #708959
   06-01-18               4.50                831,000                  818,514
Federal Natl Mtge Assn #709093
   06-01-33               6.00                312,141                  318,955
Federal Natl Mtge Assn #709901
   06-01-18               5.00                876,676                  880,135
Federal Natl Mtge Assn #710780
   05-01-33               6.00                678,482                  693,293
Federal Natl Mtge Assn #711224
   06-01-33               5.50                137,690                  138,490

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #711501
   05-01-33               5.50%              $235,122                 $237,438
Federal Natl Mtge Assn #711503
   06-01-33               5.50                196,142                  198,031
Federal Natl Mtge Assn #720006
   07-01-33               5.50                145,149                  145,991
Federal Natl Mtge Assn #720378
   06-01-18               4.50                262,515                  258,571
Federal Natl Mtge Assn #724867
   06-01-18               5.00                369,142                  370,636
Federal Natl Mtge Assn #725232
   03-01-34               5.00              1,628,708                1,607,403
Federal Natl Mtge Assn #725431
   08-01-15               5.50                393,971                  402,358
Federal Natl Mtge Assn #725684
   05-01-18               6.00                599,924                  620,101
Federal Natl Mtge Assn #725719
   07-01-33               4.85                338,519(e)               337,818
Federal Natl Mtge Assn #725737
   08-01-34               4.53                339,791(e)               339,067
Federal Natl Mtge Assn #726362
   06-01-18               5.00                406,947                  408,903
Federal Natl Mtge Assn #726940
   08-01-23               5.50                237,964                  240,198
Federal Natl Mtge Assn #735160
   12-01-34               4.40                242,604(e)               240,574
Federal Natl Mtge Assn #743347
   10-01-33               6.00                219,044                  225,902
Federal Natl Mtge Assn #743579
   11-01-33               5.50              1,062,305                1,068,471
Federal Natl Mtge Assn #747339
   10-01-23               5.50                602,422                  608,005
Federal Natl Mtge Assn #753074
   12-01-28               5.50                289,010                  291,036
Federal Natl Mtge Assn #755056
   12-01-23               5.50                912,275                  923,741
Federal Natl Mtge Assn #757581
   01-01-19               5.50              1,110,796                1,133,579
Federal Natl Mtge Assn #759330
   01-01-19               6.50                646,915                  672,122
Federal Natl Mtge Assn #763754
   02-01-29               5.50                374,191                  376,604
Federal Natl Mtge Assn #765760
   02-01-19               5.00                541,018                  542,680
Federal Natl Mtge Assn #768117
   08-01-34               5.44                209,940(e)               212,631
Federal Natl Mtge Assn #768296
   01-01-19               6.00              1,015,768                1,049,708

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Federal Natl Mtge Assn #775582
   05-01-34               6.50%              $860,334                 $890,012
Federal Natl Mtge Assn #790759
   09-01-34               4.84                946,477(e)               948,656
Federal Natl Mtge Assn #794958
   10-01-19               6.00                451,932                  466,878
Federal Natl Mtge Assn #800137
   11-01-34               6.50              1,075,967                1,113,083
Federal Natl Mtge Assn #815264
   05-01-35               5.26                590,124(e)               592,500
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.42                347,061(j)               351,215
  Series 2005-AA2 Cl 2A1
   04-25-35               5.44                345,706                  349,834
  Series 2005-AA3 Cl 3A1
   05-25-35               5.43                465,928                  469,525
  Series 2005-AA4 Cl B1
   06-25-35               5.39                319,882                  319,943
Govt Natl Mtge Assn
   08-01-35               5.00              1,200,000(b)             1,191,750
Govt Natl Mtge Assn #567717
   06-15-32               7.50                 31,920                   34,119
Govt Natl Mtge Assn #604708
   10-15-33               5.50                369,361                  374,207
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34                275,531(e)               276,415
  Series 2005-AR8 Cl AX1
  Interest Only
   04-25-35               4.50             14,615,683(e,h)             180,412
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                222,322(e)               217,196
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00                506,051                  508,739
  Series 2004-4 Cl 2A1
   05-25-34               6.00                288,091                  292,628
  Series 2004-7 Cl 8A1
   08-25-19               5.00                268,932                  267,690
  Series 2004-8 Cl 7A1
   09-25-19               5.00                388,716                  386,823
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,538,909                1,562,126
  Series 2005-3 Cl 1A2
   04-25-35               5.50                800,000                  795,752

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed Securities (cont.)
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
   05-25-34               4.61%              $199,383(e)              $194,281
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                830,137                  825,495
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07                475,000(e)               470,860
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                194,778                  188,917
  Series 2005-AR11
   08-25-45               3.76                925,000(b)               925,000
  Series 2005-AR8 Cl AB1
   07-25-45               3.64              1,565,000(e)             1,565,000
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
   05-25-35               5.50                785,410                  785,452
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56                677,371(e)               671,458
  Series 2005-AR4 Cl B1
   04-25-35               4.58                149,729(e)               145,445
Total                                                               78,542,221

Automotive (0.1%)
Lear
  Series B
   08-01-14               5.75                230,000(k)               205,336

Banking (5.3%)
Bank of America
   08-01-10               4.50              2,390,000                2,374,011
Banknorth Group
  Sr Nts
   05-01-08               3.75                310,000                  304,990
Citigroup
   08-03-10               4.63              2,100,000(b)             2,102,688
  Sr Nts
   05-29-15               4.70                380,000                  373,385
KFW Intl Finance
   10-17-05               2.50              1,150,000(c)             1,146,940
M&I Marshall & Ilsley Bank
  Sub Nts
   06-16-15               4.85                400,000                  394,182
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65                865,000                  896,166

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banking (cont.)
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45%            $1,825,000               $1,980,946
Total                                                                9,573,308

Diversified Manufacturing (0.8%)
Tyco Intl Group
   02-15-11               6.75              1,390,000 (c)            1,521,662

Electric (0.7%)
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                225,000                  222,905
Pacificorp
  1st Mtge
   06-15-35               5.25                195,000                  189,996
Westar Energy
  1st Mtge
   07-01-14               6.00                750,000                  802,026
Total                                                                1,214,927

Food and Beverage (0.3%)
Kraft Foods
   11-01-11               5.63                130,000                  136,114
   06-01-12               6.25                370,000(k)               399,398
Total                                                                  535,512

Health Care (0.6%)
Cardinal Health
   06-15-15               4.00              1,147,000                1,043,410

Life Insurance (2.9%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90                997,000(d)               996,612
ING Security Life Institutional Funding
   01-15-10               4.25                990,000(d)               972,900
Metlife
  Sr Nts
   06-15-35               5.70                310,000                  313,718
Metropolitan Life Global Funding I
  Sr Nts
   05-05-10               4.50                880,000(d)               872,754
Pricoa Global Funding I
   01-15-10               4.20                455,000(d)               446,341
   06-25-12               4.63                945,000(d)               931,630
  Secured
   06-15-08               4.35                495,000(d)               493,535

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Life Insurance (cont.)
Prudential Financial
   06-13-35               5.40%              $135,000                 $130,715
Total                                                                5,158,205

Media Non Cable (0.2%)
News America
   12-15-34               6.20                358,000                  372,042

Oil Field Services (0.4%)
Halliburton
   10-15-10               5.50                765,000                  790,596

Other Financial Institutions (0.7%)
HSBC Finance
   06-30-15               5.00              1,035,000                1,024,912
Residential Capital
   06-30-10               6.38                240,000(d)               243,979
Total                                                                1,268,891

Property & Casualty (0.1%)
Willis Group North America
   07-15-15               5.63                245,000                  242,864

Railroads (0.5%)
Union Pacific
   05-01-14               5.38                795,000                  813,909

Real Estate Investment Trust (0.6%)
Archstone-Smith Operating Trust
   05-01-15               5.25                555,000                  554,297
ERP Operating LP
   04-01-13               5.20                210,000                  211,128
Simon Property Group LP
   06-15-15               5.10                370,000(d)               363,059
Total                                                                1,128,484

Transportation Services (0.1%)
ERAC USA Finance
   05-01-15               5.60                210,000(d)               212,359

Wireless (0.1%)
US Cellular
  Sr Nts
   12-15-33               6.70                205,000                  215,084

Wirelines (3.7%)
BellSouth
   11-15-34               6.00                 65,000                   67,717
SBC Communications
   06-15-34               6.45                 60,000                   66,112

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (cont.)
Sprint Capital
   01-30-11               7.63%            $1,810,000               $2,042,741
   11-15-28               6.88                116,000(k)               131,098
Telecom Italia Capital
   09-30-34               6.00                155,000 (c,d)            157,261
TELUS
   06-01-11               8.00              1,050,000 (c)            1,212,372
Verizon Pennsylvania
  Series A
   11-15-11               5.65              2,925,000                3,020,471
Total                                                                6,697,772

Total Bonds
(Cost: $179,582,388)                                              $178,196,545

Short-Term Securities (5.4%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
Citibank Credit Card Dakota Nts
   08-01-05               3.30%            $5,000,000(n)            $4,998,625
Sheffield Receivables
   08-01-05               3.30              4,800,000(n)             4,798,680

Total Short-Term Securities
(Cost: $9,798,203)                                                  $9,797,305

Total Investments in Securities
(Cost: $189,380,591)(o)                                           $187,993,850

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $9,970,208.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2005, the value of foreign securities represented 4.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $8,982,583 or 5.0% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC   --  Ambac Assurance Corporation
      FGIC    --  Financial Guaranty Insurance Company
      FSA     --  Financial Security Assurance
      MBIA    --  MBIA Insurance Corporation

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2005.

--------------------------------------------------------------------------------
19 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

(i) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at July 31, 2005.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2005.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security     Notional amount

      Sale contracts

      U.S. Treasury Note, Sept. 2005, 10-year $10,500,000

(l) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment at July 31, 2005:

      Security                Principal   Settlement   Proceeds       Value
                               amount        date     receivable
      Federal Natl Mtge Assn
         08-01-35 5.00%      $1,650,000    08-11-05   $1,634,789   $1,624,735
         08-01-35 5.50%      $1,800,000    08-11-05   $1,815,594   $1,809,000
         08-01-35 6.50%      $3,655,000    08-11-05   $3,781,497   $3,780,641

(m) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $9,797,305 or 5.4% of net assets.

(o) At July 31, 2005, the cost of securities for federal income tax purposes was $189,562,273 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $   309,018
      Unrealized depreciation                                       (1,877,441)
                                                                    ----------
      Net unrealized depreciation                                  $ 1,568,423
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
20 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Limited Duration Bond Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $189,380,591)                                                                              $187,993,850
Cash in bank on demand deposit                                                                                       86,900
Capital shares receivable                                                                                            84,477
Accrued interest receivable                                                                                       1,213,951
Receivable for investment securities sold                                                                        14,433,956
                                                                                                                 ----------
Total assets                                                                                                    203,813,134
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    16,631
Capital shares payable                                                                                               24,136
Payable for investment securities purchased                                                                       6,319,541
Payable for securities purchased on a forward-commitment basis (Note 1)                                           9,970,208
Unrealized depreciation on swap transactions, at value (Note 6)                                                      39,252
Accrued investment management services fee                                                                            2,660
Accrued distribution fee                                                                                              1,300
Accrued transfer agency fee                                                                                             125
Accrued administrative services fee                                                                                     246
Other accrued expenses                                                                                               78,629
Forward sale commitments, at value (proceeds receivable $7,231,880) (Note 1)                                      7,214,376
                                                                                                                  ---------
Total liabilities                                                                                                23,667,104
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $180,146,030
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    183,971
Additional paid-in capital                                                                                      180,886,607
Undistributed net investment income                                                                                  81,316
Accumulated net realized gain (loss) (Note 8)                                                                       135,294
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                   (1,141,158)
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $180,146,030
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 83,392,570
                                                            Class B                                            $ 25,023,689
                                                            Class C                                            $  1,611,885
                                                            Class I                                            $ 70,057,990
                                                            Class Y                                            $     59,896
Net asset value per share of outstanding capital stock:     Class A shares              8,517,001              $       9.79
                                                            Class B shares              2,555,305              $       9.79
                                                            Class C shares                164,656              $       9.79
                                                            Class I shares              7,154,021              $       9.79
                                                            Class Y shares                  6,118              $       9.79
                                                                                            -----              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Limited Duration Bond Fund

Year ended July 31, 2005
Investment income
Income:
Interest                                                                                                         $6,895,999
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                  960,788
Distribution fee
   Class A                                                                                                          252,631
   Class B                                                                                                          234,566
   Class C                                                                                                           19,297
Transfer agency fee                                                                                                 107,262
Incremental transfer agency fee
   Class A                                                                                                            7,596
   Class B                                                                                                            5,304
   Class C                                                                                                              421
Service fee -- Class Y                                                                                                   30
Administrative services fees and expenses                                                                            88,881
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                       86,805
Printing and postage                                                                                                 54,375
Registration fees                                                                                                    44,984
Audit fees                                                                                                           20,000
Other                                                                                                                 8,551
                                                                                                                      -----
Total expenses                                                                                                    1,900,778
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                     (163,485)
                                                                                                                   --------
                                                                                                                  1,737,293
   Earnings credits on cash balances (Note 2)                                                                        (3,347)
                                                                                                                     ------
Total net expenses                                                                                                1,733,946
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   5,162,053
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 1,046,702
   Foreign currency transactions                                                                                     (1,941)
   Futures contracts                                                                                                   (285)
   Swap transactions                                                                                                    485
                                                                                                                        ---
Net realized gain (loss) on investments                                                                           1,044,961
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                              (538,373)
                                                                                                                   --------
Net gain (loss) on investments and foreign currencies                                                               506,588
                                                                                                                    -------
Net increase (decrease) in net assets resulting from operations                                                  $5,668,641
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Limited Duration Bond Fund

Year ended July 31,                                                                        2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $  5,162,053              $  2,335,324
Net realized gain (loss) on investments                                                 1,044,961                  (516,554)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (538,373)                1,161,526
                                                                                         --------                 ---------
Net increase (decrease) in net assets resulting from operations                         5,668,641                 2,980,296
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (2,999,550)               (1,871,509)
      Class B                                                                            (527,474)                 (271,245)
      Class C                                                                             (42,611)                  (28,681)
      Class I                                                                          (1,724,384)                 (136,920)
      Class Y                                                                              (1,008)                     (360)
                                                                                           ------                      ----
Total distributions                                                                    (5,295,027)               (2,308,715
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             48,673,854                59,053,965
   Class B shares                                                                      14,092,931                26,138,304
   Class C shares                                                                         392,653                 1,796,608
   Class I shares                                                                      57,153,673                34,183,056
   Class Y shares                                                                          49,520                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                       1,889,769                   589,533
   Class B shares                                                                         497,096                   255,346
   Class C shares                                                                          38,796                    25,667
   Class I shares                                                                       1,725,758                   128,278
   Class Y shares                                                                             694                       106
Payments for redemptions
   Class A shares                                                                     (70,970,856)              (11,653,550)
   Class B shares (Note 2)                                                            (11,084,539)              (11,340,649)
   Class C shares (Note 2)                                                               (923,780)                 (598,605)
   Class I shares                                                                     (16,125,668)               (6,848,952)
   Class Y shares                                                                          (5,161)                       --
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      25,404,740                91,729,107
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                25,778,354                92,400,688
Net assets at beginning of year                                                       154,367,676                61,966,988
                                                                                      -----------                ----------
Net assets at end of year                                                            $180,146,030              $154,367,676
                                                                                     ============              ============
Undistributed net investment income                                                  $     81,316              $     52,852
                                                                                     ------------              ------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
23 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Limited Duration Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation), IDS Life Insurance Company and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 38.89% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial, IDS Life Insurance Company and the AXP Portfolio Builder Funds owned approximately 42% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent

--------------------------------------------------------------------------------
24 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2005, the Fund has entered into outstanding when-issued securities of $9,970,208.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
25 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
26 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Total return swap transactions

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).
Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $161,438 and accumulated net realized gain has been decreased by $161,438.

--------------------------------------------------------------------------------
27 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                  2005        2004

Class A
Distributions paid from:
      Ordinary income                            $2,999,550     $1,871,509
      Long-term capital gain                             --             --
Class B
Distributions paid from:
      Ordinary income                               527,474        271,245
      Long-term capital gain                             --             --
Class C
Distributions paid from:
      Ordinary income                                42,611         28,681
      Long-term capital gain                             --             --
Class I*
Distributions paid from:
      Ordinary income                             1,724,384        136,920
      Long-term capital gain                             --             --
Class Y
Distributions paid from:
      Ordinary income                                 1,008            360
      Long-term capital gain                             --             --

* Inception date is March 4, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   462,038
Accumulated long-term gain (loss)                              $   (34,483)
Unrealized appreciation (depreciation)                         $(1,335,472)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase.

--------------------------------------------------------------------------------
28 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.025% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $360,514 for Class A, $28,572 for Class B and $456 for Class C for the year ended July 31, 2005.

--------------------------------------------------------------------------------
29 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.94% for Class A, 1.70% for Class B, 1.70% for Class C, 0.68% for Class I and 0.77% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $72,372, $18,280, $1,443 and $28, respectively, and the management fees waived at the Fund level were $71,362. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $3,347 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $547,301,382 and $520,108,126, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        4,938,847      1,430,046       39,848       5,800,060       5,053
Issued for reinvested distributions           191,795         50,440        3,937         175,184          71
Redeemed                                   (7,204,969)    (1,124,797)     (93,901)     (1,638,112)       (521)
                                           ----------     ----------      -------      ----------        ----
Net increase (decrease)                    (2,074,327)       355,689      (50,116)      4,337,132       4,603
                                           ----------        -------      -------       ---------       -----

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                        6,050,270      2,678,048      184,130       3,506,130          --
Issued for reinvested distributions            60,254         26,092        2,622          13,192          11
Redeemed                                   (1,192,628)    (1,158,638)     (61,177)       (702,433)         --
                                           ----------     ----------      -------      ----------        ----
Net increase (decrease)                     4,917,896      1,545,502      125,575       2,816,889          11
                                           ----------     ----------      -------      ----------        ----

* Inception date is March 4, 2004.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2005, investments in securities included securities valued at $177,403 that were pledged as collateral to cover initial margin deposits on 105 open sale contracts. The notional market value of the open sale contracts at July 31, 2005 was $11,653,360 with a net unrealized loss of $268,955. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
30 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

6. SWAP CONTRACTS

At July 31, 2005, the Fund had the following open total return swap contracts:

                                                                                            Unrealized
                                                            Termination     Notional       appreciation
                                                               date         principal     (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                      09/01/05       $775,000         $(19,008)

Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                      10/01/05        650,000          (11,125)
Receive total return on Lehman Brothers Aaa 8.5+

Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                      10/01/05        725,000           (9,119)
                                                             ---------       -------           ------
Total                                                                                        $(39,252)
                                                                                             --------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $34,483 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
31 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.76        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .29          .22          .01
Net gains (losses) (both realized and unrealized)                               .04          .11         (.31)
                                                                              -----        -----        -----
Total from investment operations                                                .33          .33         (.30)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.30)        (.22)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.76        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $83         $103          $55
Ratio of expenses to average daily net assets(c),(d)                           .94%         .96%         .96%(e)
Ratio of net investment income (loss) to average daily net assets             2.89%        2.31%        1.39%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               3.35%        3.46%       (2.94%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.05%, 1.03% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.76        $9.66        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .21          .15          .01
Net gains (losses) (both realized and unrealized)                               .04          .10         (.30)
                                                                              -----        -----        -----
Total from investment operations                                                .25          .25         (.29)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.22)        (.15)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.76        $9.66
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $25          $21           $6
Ratio of expenses to average daily net assets(c),(d)                          1.70%        1.71%        1.74%(e)
Ratio of net investment income (loss) to average daily net assets             2.17%        1.57%        1.02%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               2.56%        2.58%       (2.91%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.82%, 1.78% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.75        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .21          .15          .01
Net gains (losses) (both realized and unrealized)                               .05          .10         (.31)
                                                                              -----        -----        -----
Total from investment operations                                                .26          .25         (.30)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.22)        (.15)        (.01)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.75        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $2           $2           $1
Ratio of expenses to average daily net assets(c),(d)                          1.70%        1.72%        1.72%(e)
Ratio of net investment income (loss) to average daily net assets             2.14%        1.56%         .85%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               2.67%        2.58%       (3.02%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.81%, 1.79% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $9.76        $9.90
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .32          .11
Net gains (losses) (both realized and unrealized)                               .03         (.14)
                                                                              -----        -----
Total from investment operations                                                .35         (.03)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.32)        (.11)
                                                                              -----        -----
Net asset value, end of period                                                $9.79        $9.76
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $70          $27
Ratio of expenses to average daily net assets(c),(d)                           .68%         .64%(e)
Ratio of net investment income (loss) to average daily net assets             3.27%        2.83%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%
Total return(f)                                                               3.62%        (.36%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.73% and 0.71% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $9.75        $9.65        $9.96
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .30          .24          .01
Net gains (losses) (both realized and unrealized)                               .05          .10         (.30)
                                                                              -----        -----        -----
Total from investment operations                                                .35          .34         (.29)
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.31)        (.24)        (.02)
                                                                              -----        -----        -----
Net asset value, end of period                                                $9.79        $9.75        $9.65
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                           .77%         .80%         .81%(e)
Ratio of net investment income (loss) to average daily net assets             3.22%        2.44%        1.55%(e)
Portfolio turnover rate (excluding short-term securities)                      316%         317%          36%
Total return(f)                                                               3.62%        3.53%       (2.92%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.95%, 0.87% and 2.24% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
36 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP DISCOVERY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Limited Duration Bond Fund (a series of AXP Discovery Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the two-year period ended July 31, 2005, and for the period from June 19, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Limited Duration Bond Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
37 -- AXP LIMITED DURATION BOND FUND -- 2005 ANNUAL REPORT

PART C.  OTHER INFORMATION

Item 23. Exhibits

(a)(1)   Articles  of  Incorporation,  as amended  October 17,  1988,  filed as
         Exhibit 1 to Post-Effective Amendment No. 16 to Registration Statement No. 2-72174, are incorporated by reference.

(a)(2) Articles of Amendment, dated June 16, 1999 filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, are incorporated by reference.

(a)(3) Articles of Amendment, dated Nov. 14, 2002, filed electronically as Exibit (a)(2) to Post-Effective Amendment No. 42 to Registration Statement No. 2-72174 on March 14, 2003, are incorporated by reference.

(b)      By-laws, as amended January 11, 2001 filed electronically as Exhibit
         (b) to Post-Effective Amendment No. 40 to Registration Statement No. 2-72174 on or about Sept. 26, 2001 is incorporated by reference.

(c) Stock certificate, filed as Exhibit No. 4 to Registrant's Registration Statement No. 2-72174 on April 28, 1981, is incorporated by reference.

(d)(1) Investment Management Services Agreement between Registrant, on behalf of AXP Discovery Fund and American Express Financial Corporation, dated Dec. 1, 2002, filed electronically as Exibit (d)(1) to Post-Effective Amendment No. 42 to Registration Statement No. 2-72174 on March 14, 2003, is incorporated by reference.

(d)(2) Investment Management Services Agreement dated April 9, 2003 between Registrant, on behalf of AXP Limited Duration Bond Fund, AXP Core Bond Fund, AXP Income Opportunities Fund and American Express Financial Corporation, filed electronically as Exhibit (d)(2) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, is incorporated by reference.

(d)(3) Investment Management Services Agreement, dated November 13, 2003, between Registrant, on behalf of AXP Inflation Protected Securities Fund and American Express Financial Corporation, filed electronically on or about Aug. 2, 2005 as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-72174 is incorporated by reference.

(d)(4) Investment Subadvisory Agreement between American Express Financial Corporation and Wellington Management Company, LLP dated April 10, 2002 filed electronically as Exhibit (d)(4) on or about Sept. 25, 2002 to Post-Effective Amendment No. 41 to Registration Statement No. 2-72174 is incorporated by reference.

(d)(5) Subadvisory Agreement dated June 7, 2001 between American Express Financial Corporation and Lord, Abbett & Co. filed electronically on or about July 29, 2004 as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(d)(6) Amendment to Subadvisory Agreement dated Dec. 12, 2003 between American Express Financial Corporation and Lord, Abbett & Co. filed electronically on or about July 29, 2004 as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(d)(7) Subadvisory Agreement dated April 7, 2003, by and between American Express Financial Corporation and American Century Investment Management, Inc. filed electronically on or about July 29, 2004 as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(d)(8) Amendment to Subadvisory Agreement dated Dec. 12, 2003 between American Express Financial Corporation and American Century Investment Management, Inc. filed electronically on or about July 29, 2004 as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement dated April 9, 2003 between Registrant, on behalf of AXP Limited Duration Bond Fund, AXP Core Bond Fund, AXP Income Opportunities Fund and American Express Financial Advisors Inc., filed electronically as Exhibit (e)(2) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, is incorporated by reference.

(e)(3) Distribution Agreement dated November 13, 2003 between Registrant, on behalf of AXP Inflation Protected Securities Fund and American Express Advisors Inc., filed electronically on Jan. 12, 2004 as Exhibit (e)(3) to Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant and American Express Trust Company, dated March 20, 1995, is incorporated by reference to Exhibit 8(a) to Registrant's Post-Effective Amendment No. 35 filed electronically on or about Sept. 29, 1998.

(g)(2) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to
         Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(g)(3) Custodian Agreement dated April 9, 2003 between Registrant, on behalf of AXP Limited Duration Bond Fund, AXP Core Bond Fund, AXP Income Opportunities Fund and American Express Trust Company, filed electronically as Exhibit (g)(3) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, is incorporated by reference.

(g)(4) Custodian Agreement dated November 13, 2003 between Registrant, on behalf of AXP Inflation Protected Securites Fund and American Express Trust Company, filed electronically as Exhibit (g)(4) to Post-Effective Amendment No. 48 to Registration Statement No. 2-72174 on or about Jan. 27, 2004 is incorporated by reference.

(g)(5) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit
         (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(g)(6) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(7) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(8) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(9) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, is incorporated by reference to Exhibit 9(e) to Registrant's Post-Effective Amendment No. 35 filed on or about Sept. 29, 1998.

(h)(2) Administrative Services Agreement Amendment between AXP Discovery Fund, Inc. and American Express Financial Corporation, dated June 3, 2002 filed electronically as Exhibit (h)(2) on or about Sept. 25, 2002 to Post-Effective Amendment No. 41 to Registration Statement No. 2-72174 is incorporated by reference.

(h)(3) Administrative Services Agreement dated April 9, 2003 between Registrant, on behalf of AXP Limited Duration Bond Fund, AXP Core Bond Fund, AXP Income Opportunities Fund and American Express Financial Corporation, filed electronically as Exhibit (h)(3) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, is incorporated by reference.

(h)(4) Administrative Services Agreement dated November 13, 2003 between Registrant, on behalf of AXP Inflation Protected Securities Fund and American Express Financial Corporation, filed electronically on Jan. 12, 2004 as Exhibit (h)(4) to Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated by reference.

(h)(5) Plan and Agreement of Merger dated April 10, 1986, filed as Exhibit 9 to Post-Effective Amendment No. 10 to Registration Statement No. 2-72174, is incorporated by reference.

(h)(6) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc. dated May 9, 1997, filed electronically on or about May 27, as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Amendment No. 30 to Registration Statement, No-2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(7) Class Y Shareholder Services Agreement dated April 9, 2003 between Registrant on behalf of AXP Limited Duration Bond Fund, AXP Core Bond Fund, AXP Income Opportunities Fund and American Express Financial Advisors Inc. filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, is incorporated by reference.

(h)(8) Class Y Shareholder Services Agreement dated November 13, 2003 between Registrant, on behalf of AXP Inflation Protected Securities Fund and American Express Financial Advisors Inc., filed electronically on Jan. 12, 2004 as Exhibit (h)(10) to Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated by reference.

(h)(9) Master Fee Waiver Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, Ameriprise Financial Services, Inc., RiverSource Service Corporation and RiverSource Funds is filed electronically herewith as Exhibit (h)(9).

(h)(10) Transfer Agency Agreement dated May 1, 2003 between Registrant and American Express Client Service Corporation, filed electronically as Exhibit (h)(9) on or about May 27, 2003 to Post-Effective Amendment No. 43 to Registration Statement No. 2-72174 is incorporated by reference.

(h)(11) Transfer Agency Agreement dated April 9, 2003 between Registrant on behalf of AXP Limited Duration Bond Fund, AXP Core Bond Fund, AXP Income Opportunities Fund and American Express Client Service Corporation filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, is incorporated by reference.

(h)(12) Transfer Agency Agreement dated November 13, 2003 between Registrant on behalf of AXP Inflation Protected Securities Fund and American Express Client Service Corporation filed electronically on Jan. 12, 2004 as Exhibit (h)(13) to Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated by reference.

(h)(13) Amended Class I Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation, dated November 13, 2003 (amended June 1, 2004), filed electronically on or about Sept. 27, 2004 as Exhibit (h)(10) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 70 to Registration Statement No. 2-28529 is incorporated by reference.

(h)(14) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(15) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l)      Initial Capital Agreements: Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between Registrant and American Express Financial Advisors Inc., is incorporated by reference to Exhibit (m) to Registrant's Post-Effective Amendment No. 36 filed on or about July 26, 1999.

(m)(2) Amendment to Plan and Agreement of Distribution (Class A and B), dated April 14, 2005, between the Registrant, on behalf of AXP Discovery Fund, and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(3) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution for Class C shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(4) Amendment to Plan and Agreement of Distribution (Class C), dated April 14, 2005, between the Registrant, on behalf of AXP Discovery Fund, and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(6) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement
         No. 2-96512 is incorporated by reference.

(m)(5) Plan and Agreement of Distribution dated April 9, 2003 between Registrant, on behalf of AXP Limited Duration Bond Fund, AXP Core Bond Fund, AXP Income Opportunities Fund and American Express Financial Advisors Inc. filed electronically as Exhibit (m)(3) to Post-Effective Amendment No. 44 to Registration Statement No. 2-72174 on July 24, 2003, is incorporated by reference.

(m)(6) Amendment to Plan and Agreement of Distribution (Class A, B and C), dated April 14, 2005, between the Registrant, on behalf of AXP Core Bond Fund, AXP Limited Duration Bond Fund and AXP Income Opportunities Fund, and American Express Financial Advisors Inc. filed electronically on or about Aug. 2, 2005 as Exhibit (m)(6) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-72174 is incorporated by reference.

(m)(7) Plan and Agreement of Distribution dated November 13, 2003 between Registrant, on behalf of AXP Inflation Protected Securities Fund and American Express Financial Advisors Inc., filed electronically on Jan. 12, 2004 as Exhibit (m)(4) to Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated by reference.

(m)(8) Amendment to Plan and Agreement of Distribution (Class A, B and C), dated April 14, 2005, between the Registrant, on behalf of AXP Inflation Protected Securities Fund, and American Express Financial Advisors Inc. filed electronically on or about Aug. 2, 2005 as Exhibit
         (m)(8) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-72174 is incorporated by reference.

(n) Amended 18f-3 Plan, dated as of May 26, 2004, filed electronically on or about July 29, 2004 as Exhibit (n) to AXP Discovery Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(o)      Reserved.

(p)(1)   Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
         electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc.'s Post-Effective Amendment No. 42 to Registration Statement No. 2-93745 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2005, filed electronically on or about January 27, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 99 to Registration Statement No. 2-13188 is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 by AXP Discovery Fund and Wellington Management Company, LLP revised as of Jan. 1, 2005 filed electronically on or about May 26, 2005 as Exhibit (p)(7) to AXP Partners Series, Inc. Post-Effective Amendment No. 12 to Registration Statement No. 333-57852 is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 by AXP Discovery Fund and American Century Investment Management, Inc. filed electronically on or about Sept. 27, 2004 as Exhibit (p)(4) to Post-Effective Amendment No. 50 to Registration Statement No. 2-72174 is incorporated by reference.

(p)(5) Code of Ethics adopted under Rule 17j-1 by AXP Discovery Fund and Lord, Abbett & Co. LLC, dated Nov. 2003, filed electronically on or about Sept. 27, 2004 as Exhibit (p)(5) to Post-Effective Amendment No. 50 to Registration Statement No. 2-72174 is incorporated by reference.

(q)(1) Directors'/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Nov. 11, 2004, filed electronically on or about Aug. 2, 2005 as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-72174 is incorporated by reference.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Sept. 17, 2002, filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 41 to Registration Statement No. 2-72174 filed on or about Sept. 25, 2002 is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign Amendments to this Registration Statement dated Jan. 9, 2002, filed electronically as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-72174 filed on or about May 27, 2003 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.          Business and Other Connections of Investment Adviser (Ameriprise Financial, Inc.)

Directors and officers of Ameriprise Financial Inc. who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  President and Director
                                Insurance Company

                                American Enterprise                                       President
                                REO 1, LLC

                                Ameriprise Financial                                      Vice President - General Manager
                                Services, Inc.                                            Annuities

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Partners Life       1751 Ameriprise              Director and President
                                Insurance Company            Financial Center
                                                             Minneapolis MN  55474

                                IDS Life Insurance Company                                Director and Executive Vice
                                                                                          President - Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President -
                                of New York                  Albany, NY  12205            Annuities

Neysa M. Alecu                  Advisory Capital Partners LLC                             Money Laundering
Money Laundering                                                                          Prevention Officer
Prevention Officer
                                Advisory Capital Strategies                               Money Laundering
                                Group Inc.                                                Prevention Officer

                                Advisory Convertible Arbitrage LLC                        Money Laundering
                                                                                          Prevention Officer

                                Advisory Select LLC                                       Money Laundering
                                                                                          Prevention Officer

                                American Enterprise                                       Money Laundering
                                Investment Services, Inc.                                 Prevention Officer

                                American Enterprise REO 1 LLC                             Money Laundering
                                                                                          Prevention Officer

                                RiverSource Investments, LLC                              Money Laundering
                                                                                          Prevention Officer

                                American Express Asset Management                         Money Laundering
                                International, Inc.                                       Prevention Officer

                                RiverSource Service Corporation                           Money Laundering
                                                                                          Prevention Officer

                                American Express Corporation                              Money Laundering
                                                                                          Prevention Officer

                                Ameriprise Financial Services, Inc.                       Money Laundering
                                                                                          Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Alabama Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Arizona Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Idaho Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Maryland Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Massachusetts Inc.                              Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Nevada Inc.                                     Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of New Mexico Inc.                                 Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Oklahoma Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Texas Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Wyoming Inc.                                    Prevention Officer

                                Ameriprise Auto & Home Insurance                          Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer

                                Boston Equity General                                     Money Laundering
                                Partner LLC                                               Prevention Officer

                                IDS Cable Corporation                                     Money Laundering
                                                                                          Prevention Officer

                                IDS Cable II Corporation                                  Money Laundering
                                                                                          Prevention Officer

                                IDS Capital Holdings Inc.                                 Money Laundering
                                                                                          Prevention Officer

                                IDS Life Insurance Company                                Money Laundering
                                                                                          Prevention Officer

                                IDS Management Corporation                                Money Laundering
                                                                                          Prevention Officer

Ward D. Armstrong               Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Retirement Services and RiverSource
Retirement Services                                                                       Investments
and RiverSource Investments
                                RiverSource                                               Director and Senior Vice President
                                Investments, LLC

                                Ameriprise Trust                                          Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                American Express Asset                                    Director
                                Management International Inc.

John M. Baker                   Ameriprise Financial                                      Vice President - Chief Client
Vice President - Plan Sponsor   Services Inc.                                             Service Officer
Services
                                RiverSource                                               Vice President
                                Investments, LLC

                                Ameriprise Trust                                          Director and Senior Vice President
                                Company

Dudley Barksdale                Ameriprise Financial                                      Vice President - Service
Vice President - Service        Services Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555
                                American Enterprise Life                                  Director
                                Insurance Company

                                Ameriprise Financial                                      Vice President - Insurance
                                Services Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President and Chief
                                Agency of Oklahoma Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Vice President-Insurance
                                Insurance Company                                         Products

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Kent M. Bergene
Vice President -
Pricing and Product
Development

Arthur H. Berman                American Enterprise Life                                  Director
Senior Vice President and       Insurance Company
Treasurer
                                Ameriprise Financial                                      Senior Vice President
                                Services Inc.                                             and Treasurer

                                American Partners Life                                    Director
                                Insurance Company

                                IDS Life Insurance                                        Director
                                Company

Walter S. Berman                Advisory Capital Partners LLC                             Treasurer
Director, Executive Vice
President and                   Advisory Capital Strategies                               Treasurer
Chief Financial Officer         Group Inc.

                                Advisory Convertible Arbitrage LLC                        Treasurer

                                Advisory Select LLC                                       Treasurer

                                American Centurion Life                                   Vice President and Treasurer
                                Assurance Company

                                American Enterprise Life                                  Vice President and Treasurer
                                Insurance Company

                                American Enterprise REO 1, LLC                            Treasurer

                                RiverSource Investments, LLC                              Treasurer


                                American Express Asset Management                         Treasurer
                                International, Inc.

                                Ameriprise Certificate Company                            Treasurer

                                RiverSource Service Corporation                           Treasurer


                                American Express Corporation                              Treasurer

                                Ameriprise Financial                                      Director
                                Services Inc.

                                American Express                                          Vice President and Treasurer
                                Financial Advisors Services Japan Inc.

                                American Express Insurance                                Treasurer
                                Agency of Alabama Inc.

                                American Express Insurance                                Treasurer
                                Agency of Arizona Inc.

                                American Express Insurance                                Treasurer
                                Agency of Idaho Inc.

                                American Express Insurance                                Treasurer
                                Agency of Maryland Inc.

                                American Express Insurance                                Treasurer
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Treasurer
                                Agency of Nevada Inc.

                                American Express Insurance                                Treasurer
                                Agency of New Mexico Inc.

                                American Express Insurance                                Treasurer
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Treasurer
                                Agency of Wyoming Inc.

                                Ameriprise Auto & Home                                    Treasurer
                                Insurance

                                Ameriprise Auto & Home                                    Treasurer
                                Insurance
                                of Kentucky, Inc.

                                Ameriprise Auto & Home                                    Treasurer
                                Insurance
                                of Maryland, Inc.

                                Ameriprise Auto & Home                                    Treasurer
                                Insurance
                                of Pennsylvania, Inc.

                                American Partners Life                                    Vice President and Treasurer
                                Insurance Company

                                AMEX Assurance Company                                    Treasurer

                                Boston Equity General                                     Treasurer
                                Partner LLC

                                IDS Cable Corporation                                     Treasurer

                                IDS Cable II Corporation                                  Treasurer

                                IDS Capital Holdings Inc.                                 Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer

                                IDS Life Insurance Company                                Vice President and Treasurer
                                of New York

                                IDS Management Corporation                                Treasurer

                                IDS Partnership Services                                  Treasurer
                                Corporation

                                IDS Property Casualty                                     Treasurer
                                Insurance Company

                                IDS Realty Corporation                                    Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                IDS REO 2, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and Treasurer
                                Development Corp.

                                Kenwood Capital                                           Treasurer
                                Management LLC

                                Threadneedle Asset Management                             Director
                                Holdings LTD

Robert C. Bloomer               Ameriprise Financial                                      Vice President - Technologies III
Vice President -                Services Inc.
Technologies III

Leslie H. Bodell                Ameriprise Financial                                      Vice President - Technologies I
Vice President -                Services Inc.
Technologies I

Randy L. Boser                  Ameriprise Financial                                      Vice President - Mutual Fund
Vice President -                Services Inc.                                             Business Development
Business Development
                                IDS Life Insurance Company                                Assistant Vice President

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        Ameriprise Financial                                      Vice President and General
                                Services Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                Ameriprise Auto & Home                                    Director, President and Chief
                                Insurance                                                 Executive Officer
                                of Kentucky Inc.

                                Ameriprise Auto & Home                                    Director, President and Chief
                                Insurance                                                 Executive Officer
                                of Maryland Inc.

                                Ameriprise Auto & Home                                    Director, President and Chief
                                Insurance                                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                Ameriprise Financial                                      Vice President - RL HR/US Retail
Vice President - Retail         Services Inc.
Distribution Services

James M. Cracchiolo             Ameriprise Financial                                      Director, Chairman of the Board,
Director, Chairman of           Services Inc.                                             President and Chief Executive Officer
the Board, President and
Chief Executive Officer         Threadneedle Asset                                        Director and Chairman of the Board
                                Management Holdings LTD

Colleen Curran                  Ameriprise Financial                                      Vice President and
Vice President and Assistant    Services Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 Ameriprise Financial                                      Vice President - Employee
Vice President - Employee       Services Inc.                                             Communications
Communications

Paul James Dolan                Ameriprise Financial                                      Vice President - CAO Product Sales
Vice President -                Services Inc.
CAO Product Sales

William V. Elliott              Ameriprise Financial                                      Vice President - Financial
Vice President - Financial      Services Inc.                                             Planning and Advice
Planning and Advice


Benjamin R. Field               Ameriprise Financial                                      Vice President - Finance Education &
Vice President - Finance        Services Inc.                                             Planning Services
Education & Planning
Services

Gordon M. Fines                 RiverSource Investments, LLC                              Vice President - Senior Portfolio
Vice President - Financial                                                                Manager
Education &
Planning
Services                        Ameriprise Financial                                      Vice President - Senior
                                Services Inc.                                             Portfolio Manager I

Giunero Floro                   Ameriprise Financial Services Inc.                        Vice President - Creative
Services
Vice President - Creative
Services

Terrence J. Flynn               Ameriprise Financial Services Inc.                        Vice President - Brokerage
Vice President - Brokerage                                                                Clearing Operations
Clearing
Operations
                                American Enterprise                                       President and Chief Executive Officer
                                Investment Services Inc.

                                RiverSource                                               Director and Senior Vice President -
                                Service Corporation                                       Clearing Operations

Jeffery P. Fox                  Ameriprise Financial                                      Vice President - Investment
Accounting
Vice President -                Services Inc.
Investment
Accounting

Laura C. Gagnon                 Ameriprise Financial Services Inc.                        Vice President - Investor Relations
Vice President - Investor
Relations

Peter A. Gallus                 Advisory Capital Strategies                               Director, President, Chief Operating
Vice President - Investment     Group Inc.                                                Officer and Chief Compliance Officer
Administration
                                Advisory Capital Partners LLC                             President, Chief Operating Officer,
                                                                                          Chief Compliance Officer
                                Advisory Convertible
                                Arbitrage LLC                                             President, Chief Operating Officer,
                                                                                          Chief Compliance Officer

                                Advisory Select LLC                                       Vice President and Chief
                                                                                          Compliance Officer

                                Ameriprise Financial                                      Vice President - CAO - AEFA
                                Services Inc.                                             Investment Management

                                RiverSource Investments, LLC                              Senior Vice President, Chief
                                                                                          Operating Officer and Assistant
                                                                                          Treasurer

                                American Express Asset                                    Assistant Treasurer
                                Management International, Inc.

                                Boston Equity General                                     President, Chief Operating Officer,
                                Partner LLC                                               Chief Compliance Officer

                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Michael R. Greene
Vice President -
Compliance/Legal/Regulatory
Project Management Office

Steven Guida                    RiverSource                                               Director
Vice President - New            Service Corporation
Business and Service
                                Ameriprise Financial                                      Vice President - New
                                Services Inc.                                             Business and Service

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

Teresa A. Hanratty              Ameriprise Financial                                      Senior Vice
Senior Vice President -         Services Inc.                                             President - Field
Management
Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Fixed Income                                                             Investments
Investment Administration
Officer                         American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 Ameriprise               Vice President -  Investments
                                Insurance Company            Financial Center
                                                             Minneapolis, MN  55474

                                American Enterprise          829 Ameriprise             Vice President
                                REO 1, LLC                   Financial Center
                                                             Minneapolis, MN  55474

                                Ameriprise                                                Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                Ameriprise Financial                                      Vice President - Fixed Income
                                Services Inc.                                             Investment  Administration Officer

                                American Partners Life       1751 Ameriprise              Vice President - Investments
                                Insurance Company            Financial Center
                                                             Minneapolis, MN  55474

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investments
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 Ameriprise Financial                                      Vice President - Incentive
Vice President - Incentive      Services Inc.                                             Management
Management

Brian M. Heath                  Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Advisor Group
Advisor Group


Nancy R. Hughes                 American Centurion Life                                   Assistant Vice President
Assistant Vice President        Assurance Company

                                American Enterprise Life                                  Assistant Vice President
                                Insurance Company

                                American Enterprise REO 1 LLC                             Assistant Vice President

                                Ameriprise Certificate                                    Assistant Vice President
                                Company

                                American Partners Life                                    Assistant Vice President
                                Insurance Company

                                IDS Life Insurance Company                                Assistant Vice President

                                IDS Life Insurance Company                                Assistant Vice President
                                of New York

                                IDS REO 1 LLC                                             Assistant Vice President

                                IDS REO 2 LLC                                             Assistant Vice President

Debra A. Hutchinson             Ameriprise Financial                                      Vice President - Technologies I
Vice President -                Services Inc.
Technologies I

Andrew A. Jackson               Ameriprise Financial                                      General Auditor
General Auditor                 Services Inc.

James M. Jensen                 Ameriprise Financial                                      Vice President - Compensation
Vice President - Advice and     Services Inc.                                             and Licensing Services
Retail Distribution Group,
Product, Compensation and       American Express Insurance                                Director, Vice President
Field Administration            Agency of Alabama Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, Vice President
                                Agency of Wyoming Inc.

Amy K. Johnson
Vice President -
Operations and
Compliance

Paul R. Johnston                American Centurion Life                                   Secretary
Secretary                       Assurance Company

                                American Enterprise                                       Secretary
                                Investment Services Inc.

                                American Enterprise Life                                  Secretary
                                Insurance Company

                                American Enterprise REO 1, LLC                            Secretary

                                RiverSource                                               Secretary
                                Investments, LLC

                                American Express Asset Management                         Secretary
                                International, Inc.

                                RiverSource                                               Secretary
                                Service Corporation

                                American Express Corporation                              Secretary

                                Ameriprise Financial                                      Secretary
                                Services Inc.

                                American Express                                          Secretary
                                Financial Advisors Japan Inc.

                                Ameriprise Financial                                      Secretary
                                Inc.

                                American Express Insurance                                Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Secretary
                                Agency of Wyoming Inc.

                                Ameriprise Auto & Home                                    Vice President, General Counsel
                                Insurance                                                 and Secretary

                                Ameriprise Auto & Home                                    Secretary
                                Insurance
                                of Kentucky, Inc.

                                Ameriprise Auto & Home                                    Secretary
                                Insurance
                                of Maryland, Inc.

                                Ameriprise Auto & Home                                    Secretary
                                Insurance
                                of Pennsylvania, Inc.

                                Ameriprise Trust Company                                  Secretary

                                American Partners Life                                    Assistant General Counsel
                                Insurance Company                                         and Secretary

                                AMEX Assurance Company                                    Director, General Counsel and
                                                                                          Secretary

                                IDS Cable Corporation                                     Vice President and Secretary

                                IDS Cable II Corporation                                  Vice President and Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Life Insurance Company                                Assistant General Counsel
                                                                                          and Secretary

                                IDS Life Insurance Company                                Secretary
                                of New York

                                IDS Management Corporation                                Vice President and Secretary

                                IDS Partnership Services                                  Vice President and Secretary
                                Corporation

                                IDS Property Casualty                                     Director, Vice President,
                                Insurance Company                                         General Counsel and Secretary

                                IDS Realty Corporation                                    Vice President and Secretary

                                IDS REO 1, LLC                                            Secretary

                                IDS REO 2, LLC                                            Secretary

                                Investors Syndicate                                       Secretary
                                Development Corp.

Nancy E. Jones                  Ameriprise Financial                                      Vice President - Advisor
Vice President - Advisor        Services Inc.                                             Marketing
Marketing

William A. Jones                Ameriprise Financial                                      Vice President - Technologies III
Vice President -                Services Inc.
Technologies III

John C. Junek                   Ameriprise Financial                                      Senior Vice President and
Senior Vice President           Services Inc.                                             General Counsel
and General Counsel

Ora J. Kaine                    Ameriprise Financial                                      Vice President - Retail
Vice President - Retail         Services Inc.                                             Distribution Services
Distribution Services

Michelle M. Keeley              AMEX Assurance Company                                    Vice President-Investments
Senior Vice President -
Fixed Income                    American Centurion Life                                   Vice President-Investments
                                Assurance Company

                                American Enterprise Life                                  Vice President-Investments
                                Insurance Company

                                RiverSource                                               Director and Senior Vice President -
                                                                                          Fixed Income
                                Investments, LLC

                                American Express                                          Director
                                Asset Management
                                Group International Inc.

                                Ameriprise                                                Vice President-Investments
                                Certificate Company

                                Ameriprise Financial                                      Senior Vice President-Fixed Income
                                Services Inc.

                                American Partners Life                                    Vice President-Investments
                                Insurance Company

                                IDS Life Insurance Company                                Vice President-Investments

                                IDS Life Insurance Company                                Vice President-Investments
                                of New York

                                Kenwood Capital Management LLC                            Manager

Claire Kolmodin                 Ameriprise Financial                                      Vice President - Strategic
Vice President - Strategic      Services Inc.                                             Initiatives
Initiatives

Lori J. Larson                  Ameriprise Financial                                      Vice President - Advisor
Vice President - Advisor        Services Inc.                                             Field Force Growth &
Field Force Growth &                                                                      Retention
Retention

Daniel E. Laufenberg            Ameriprise Financial                                      Vice President - Chief U.S. Economist
Vice President and Chief        Services Inc.
U.S. Economist

Jane W. Lee                     Ameriprise Financial                                      Vice President and General
Vice President and General      Services Inc.                                             Manager Platinum
Manager Platinum Financial                                                                Financial Services
Services

Catherine M. Libbe              Ameriprise Financial                                      Vice President - Marketing & Product
Vice President -                Services Inc.                                             Retirement Services
Marketing  & Product
Retirement Services

Diane D. Lyngstad               Ameriprise Financial                                      Chief Financial Officer and Vice
Vice President - Comp           Services Inc.                                             President - Comp and Licensing
Services
and Licensing Services
                                RiverSource                                               Director, Vice President and Chief
                                Service Corporation                                       Financial Officer

Timothy J. Masek                Ameriprise Financial                                      Vice President - Fixed Income Research
Vice President - Fixed          Services Inc.
Income Research

Mark T. McGannon                Ameriprise Financial                                      Vice President and
Vice President and              Services Inc.                                             General Manager - Products Sales
General Manager -
Products Sales

Brian J. McGrane                Ameriprise Financial                                      Vice President and Lead Financial
Vice President -                Services Inc.                                             Officer Finance
Lead Financial Officer
Finance                         Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                RiverSource                                               Vice President and Chief Financial
                                Investments, LLC                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management International Inc.                             Officer

                                Ameriprise                                                Vice President and Chief Financial
                                Certificate Company                                       Officer

                                Ameriprise Trust Company                                  Director

                                Boston Equity General                                     Vice President and Chief Financial
                                Partner LLC                                               Officer

Sarah M. McKenzie               Ameriprise Financial                                      Vice President -
Vice President -                Services Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products

Penny J. Meier                  Ameriprise Financial                                      Vice President - Business
Vice President - Business       Services Inc.                                             Transformation/Six Sigma
Transformation/Six Sigma

Paula R. Meyer                  Ameriprise Financial                                      Senior Vice President and General
Senior Vice President           Services Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          Ameriprise  Certificate                                   Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                Ameriprise Trust Company                                  Director


                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

                                RiverSource Service Corporation                           Senior Vice President

Holly Morris                    Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Technologies
Technologies

Rebecca A. Nash                 Ameriprise Financial                                      Vice President -
Vice President -                Services Inc.                                             Service Operations
Service Operations
                                AMEX Assurance Company                                    Vice President -
                                                                                          Insurance

                                IDS Property Casualty                                     Vice President -
                                Insurance Company                                         Insurance

B. Roger Natarajan              American Enterprise Life                                  Director, Vice President
Vice President - Finance        Insurance Company                                         and Chief Actuary

                                American Centurion Life                                   Vice President and Chief Actuary
                                Assurance Company

                                Ameriprise Financial                                      Vice President - Finance
                                Services Inc.

                                American Partners Life                                    Director, Vice President and
                                Insurance Company                                         Chief Actuary

                                IDS Life Insurance Company                                Director, Vice President
                                                                                          and Chief Actuary

                                IDS Life Insurance Company                                Vice President and Chief Actuary
                                of New York

Francois B. Odouard             Ameriprise Financial                                      Vice President - Brokerage
Vice President -                Services Inc.
Brokerage

Michael J. O'Keefe              Ameriprise Financial                                      Vice President - Advisory
Vice President - Advisory       Services Inc.                                             Business Systems
Business Systems

Benji Orr                       Advisory Capital Partners LLC                             Deputy Money Laundering
Deputy Money                                                                              Prevention Officer
Laundering
Prevention Officer              Advisory Capital Strategies Group                         Deputy Money Laundering
                                Inc.                                                      Prevention Officer

                                Advisory Convertible Arbitrage LLC                        Deputy Money Laundering
                                                                                          Prevention Officer

                                Advisory Select LLC                                       Deputy Money Laundering
                                                                                          Prevention Officer

                                American Enterprise Investment                            Deputy Money Laundering
                                Services Inc                                              Prevention Officer

                                American Enterprise REO 1 LLC                             Deputy Money Laundering
                                                                                          Prevention Officer

                                American Express Asset Management                         Deputy Money Laundering
                                International Inc.                                        Prevention Officer

                                American Express Corporation                              Deputy Money Laundering
                                                                                          Prevention Officer

                                American Express Financial                                Deputy Money Laundering
                                Corporation                                               Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Arizona Inc.                                           Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Idaho Inc.                                             Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Maryland Inc.                                          Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Massachusetts Inc.                                     Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Nevada Inc.                                            Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of New Mexico Inc.                                        Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Oklahoma Inc.                                          Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Texas Inc.                                             Prevention Officer

                                American Express Insurance Agency                         Deputy Money Laundering
                                of Wyoming Inc.                                           Prevention Officer

                                American Express Trust Company                            Deputy Money Laundering
                                                                                          Prevention Officer

                                Ameriprise Auto & Home Insurance                          Deputy Money Laundering
                                                                                          Prevention Officer

                                Ameriprise Financial Services,                            Deputy Money Laundering
                                Inc.                                                      Prevention Officer

                                Boston Equity General Partner LLC                         Deputy Money Laundering
                                                                                          Prevention Officer

                                IDS Capital Holdings Inc.                                 Deputy Money Laundering
                                                                                          Prevention Officer

                                IDS Management Corporation                                Deputy Money Laundering
                                                                                          Prevention Officer

                                RiverSource Investments, LLC                              Deputy Money Laundering
                                                                                          Prevention Officer

                                RiverSource Service Corporation                           Deputy Money Laundering
                                                                                          Prevention Officer

Paul Pearson
Vice President - SPS
and External Products

Samuel Perruchoud               RiverSource Investments, LLC                              Senior Portfolio Manager
Senior Portfolio Manager
                                American Express Asset Management                         Vice President
                                International Inc.

Scott R. Plummer                American Centurion Life                                   38a-1 Chief Compliance Officer
Vice President -                Assurance Company
Asset Management
Compliance                      American Enterprise Life                                  38a-1 Chief Compliance Officer
                                Insurance Company

                                Ameriprise Certificate                                    Compliance Officer
                                Company

                                American Partners                                         38a-1 Chief Compliance Officer
                                Life Insurance Company

                                IDS Life Insurance Company                                38a-1 Chief Compliance Officer

                                IDS Life Insurance Company                                38a-1 Chief Compliance Officer
                                of New York

Mark A. Riordan                 Ameriprise Financial                                      Vice President - Finance
Vice President - Finance        Services Inc.                                             Emerging Technologies
Emerging Technologies

ReBecca K. Roloff               Ameriprise Financial                                      Senior Vice President - GFS
Senior Vice President -         Services Inc.
GFS

Andrew C. Schell                Ameriprise Financial                                      Vice President - Strategy
Vice President - Strategy       Services Inc.                                             and Planning
and Planning

Mark E. Schwarzmann             American Enterprise Life                                  Director, Chairman of the Board and
Senior Vice President -         Insurance Company                                         Chief Executive Officer
Insurance and Annuities
                                Ameriprise Financial                                      Senior Vice President - Insurance
                                Services Inc.                                             and Annuities

                                American Partners Life                                    Director, Chairman of the Board and
                                Insurance Company                                         Chief Executive Officer

                                IDS Life Insurance Company                                Director, Chairman of the Board and
                                                                                          Chief Executive Officer

Gary A. Scott                   Ameriprise Financial                                      Vice President - Client Acquisition
Vice President -                Services Inc.                                             Marketing and Services
Client Acquisition
Marketing and Services

Kim M. Sharan
Senior Vice President
and Chief Marketing Officer

Jacqueline M. Sinjem            Ameriprise Financial                                      Vice President - Plan Sponsor
Vice President - Plan           Services Inc.                                             Services
Sponsor Services
                                Ameriprise Trust                                          Vice President
                                Company

Peter L. Slattery               Advisory Select LLC                                       President and Chief Operating
Vice President - Marketing                                                                Officer
Officer Development

                                IDS Futures Brokerage                                     General Manager and Director
                                Group

                                IDS Futures Corporation                                   Vice President

Bridget M. Sperl                RiverSource                                               Director, Chairman of the Board;
Senior Vice President -         Service Corporation                                       President and Chief Executive
Officer
Client Service
Organization                    Ameriprise Financial                                      Senior Vice President -
                                Services Inc.                                             Client Service Organization

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 Ameriprise Financial                                      Vice President - Marketing
Vice President - Marketing      Services Inc.                                             Officer Development
Officer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Centurion Life                                   Vice President and Controller
Vice President and              Assurance Company
Controller
                                American Enterprise                                       Treasurer
                                Investment Services Inc.

                                American Enterprise Life                                  Vice President and Controller
                                Insurance Company

                                Ameriprise                                                Vice President, Controller and
                                Certificate Company                                       Chief Accounting Officer

                                Ameriprise Financial                                      Vice President and Controller
                                Services Inc.

                                American Partners Life                                    Vice President and Controller
                                Insurance Company

                                IDS Life Insurance                                        Vice President and Controller
                                Company

                                IDS Life Insurance                                        Vice President and Controller
                                Company of New York

Caroline Stockdale-Boon         Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Human Resources
Human Resources

Jeffrey J. Stremcha             Ameriprise Financial                                      Vice President - Technologies I
Vice President -                Services Inc.
Technologies I

John T. Sweeney                 American Enterprise Investment                            Chief Financial Officer
Vice President - Lead           Services, Inc.
Financial Officer -
Products Group                  Ameriprise Financial                                      Vice President, Lead Financial
                                Services Inc.                                             Officer - Banking, Brokerage
                                                                                          and Managed Products

                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

Joseph E. Sweeney               Ameriprise Financial Services Inc.                        Senior Vice President -
Senior Vice President -                                                                   U.S. Brokerage and Membership
U.S. Brokerage and Membership                                                             Banking
Banking
                               American Express Investment                               Director
                               Investment Services Inc.

William F. "Ted" Truscott       Advisory Capital Strategies                               Director
Senior Vice President and       Group Inc.
Chief Investment Officer
                                RiverSource                                               Director, President and Chairman of
                                Investments, LLC                                          the Board, Chief Investment Officer

                                American Express Asset                                    Director
                                Management International Inc.

                                Ameriprise Financial                                      Senior Vice President and
                                Services Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

                                Threadneedle Asset Management                             Director
                                Holdings

George F. Tsafaridis            Ameriprise Financial                                      Vice President - Quality & Service
Vice President -                Services Inc.                                             Support
Quality & Service Support

Ramanathan Venkataramana        Ameriprise Financial                                      Vice President - Technologies III
Vice President -                Services Inc.
Technologies III

Peter S. Velardi                Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Field Management
Field Management

Andrew O. Washburn              Ameriprise Financial                                      Vice President - Mutual Fund
Marketing
Vice President -                Services Inc.
Marketing

Beth E. Weimer                  Ameriprise Financial                                      Vice President and Chief
Vice President and              Services Inc.                                             Compliance Officer -
Chief Compliance Officer                                                                  Asset Management and
                                                                                          Insurance

                                RiverSource                                               Chief Compliance Officer
                                Service Corporation

Jeffery A. Williams             Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Management
Management

William J. Williams             Ameriprise Financial                                      Senior Vice President - Field Management
Senior Vice President -         Services Inc.
Field
Management

Dianne L. Wilson                Ameriprise Financial                                      Vice President - Insurance
Operations
Vice President -                Services Inc.
Insurance
Operations
                                Amex Assurance Company                                    Director and Senior Vice
President

                                Ameriprise Auto & Home                                    Vice President
                                Insurance
                                of Kentucky Inc.

                                Ameriprise Auto & Home                                    Vice President
                                Insurance
                                of Maryland Inc.

                                Ameriprise Auto & Home                                     Vice President
                                Insurance
                                of Pennsylvania Inc.

                                IDS Property Casualty Company                             Director and Senior Vice
President

Michael D. Wolf                 Ameriprise Financial                                      Vice President and Equity
Vice President and Senior       Services Inc.                                             Senior Portfolio Manager
Portfolio
Manager

Michael R. Woodward             Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

John Woener                     Ameriprise Financial                                      Senior Vice President -
Senior Vice President -         Services Inc.                                             Strategic Planning and
Strategic Planning and                                                                    Business Development
Business Development

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) Ameriprise Financial Services, Inc. acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  Ameriprise
          Certificate Company; Advisory Hedged Opportunity Fund.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Riversource Investments

         John M. Baker                                  Vice President - Chief                 None
                                                        Client Service Officer

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President and Treasurer    None

         Walter S. Berman                               Director                               None

         Robert C. Bloomer                              Vice President - Technologies III      None

         Leslie H. Bodell                               Vice President - Technologies I        None

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Randy L. Boser                                 Vice President - Mutual Fund           None
                                                        Business Development

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - RL HR/US Retail       None

         James M. Cracchiolo                            Director, President, Chairman of       None
                                                        the Board and Chief Executive
                                                        Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - Employee              None
                                                        Communications

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Paul James Dolan                               Vice President - CAO Product Sales

         Kenneth Dykman                                 Group Vice President -                 None
         625 Kenmor Ave South East                      Greater Michigan
         Suite 301
         Grand Rapids, MI  49546

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace              None
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior                None
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative              None
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage             None
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment            Treasurer
                                                        Accounting

         Peter A. Gallus                                Vice President - CAO - AEFA            None
                                                        Investment Management

        Laura C. Gagnon                                 Vice President - Investor Relations    None

         Gary W. Gassmann                               Group Vice President -                 None
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         John C. Greiber                                Group Vice President -                 None
                                                        Minnesota/Iowa

         Martin T. Griffin                              Vice President and National Sales      None
                                                        Manager External Channel

         Steven Guida                                   Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Fixed Income          None
                                                        Investments Administration
                                                        Officer

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President -                None
         Suite 150                                      Advisor Group
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -                 None
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

        Kelli A. Hunter                                 Executive Vice President -             None
                                                        Human Resources

         Debra A. Hutchinson                            Vice President - Technologies I        None

         Theodore M. Jenkin                             Group Vice President -                 None
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -                       None
                                                        Compensation and Licensing
                                                        Services

         Gregory C. Johnson                             Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Paul R. Johnston                               Secretary

         Nancy E. Jones                                 Vice President - Advisor               None
                                                        Marketing

         William A. Jones                               Vice President - Technologies III      None

         John C. Junek                                  Senior Vice President and              None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic             None
                                                        Initiatives

         Neysa A. Alecu                                 Money Laundering Prevention            None
                                                        Officer

         Benji Orr                                      Deputy Money Laundering                None
                                                        Prevention Officer

         Robert Whalen                                  Group Vice President -                 None
         939 West North Ave                             Chicago Metro
         Chicago, IL  60606

         Lori J. Larson                                 Vice President - Advisor               None
                                                        Field Force Growth and
                                                        Retention

         Daniel E. Laufenberg                           Vice President - Chief                 None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - General               None
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Retirement Services

         Diane D. Lyngstad                              Chief Financial Officer and            None
                                                        Vice President - Comp and
                                                        Licensing Services

         Thomas A. Mahowald                             Vice President - Equity Research       None

         Timothy J. Masek                               Vice President -                       None
                                                        Fixed Income Research

         Frank A. McCarthy                              Vice President - External              None
                                                        Products Group and Personal
                                                        Trust Services

         Mark T. McGannon                               Vice President and General             None
                                                        Manager - Products Sales

         Brian J. McGrane                               Vice President and LFO                 None
                                                        Officer - Finance

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Jeffrey McGregor                               Vice President and National             None
                                                        Sales Manager for Distribution

         Sarah M. McKenzie                              Vice President - Managed and           None
                                                        Brokerage Products

         Jeryl A. Millner                               Senior Vice President                  None

         Penny J. Meier                                 Vice President - Business              None
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and              President
                                                        General Manager - Mutual Funds

         Holly Morris                                   Senior Vice President -                None
                                                        Technologies

         Rebecca A. Nash                                Vice President - Service               Non
                                                        Operations

         B. Roger Natarajan                             Vice President - Finance               None

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Geoffery Oprandy                               Group Vice President - Southwest       None
         11811 N. Tatum Blvd. Suite 1030
         Phoenix, AZ  85028

         Kristi L. Petersen                             Vice President - ONE Account           None
                                                        and Cash

         John G. Poole                                  Group Vice President -                 None
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -                 None
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Michael J. Rearden                             Group Vice President -                 None
         1800 S. Pine Island Road, Suite 510            Southern Florida
         Plantation, FL  33324

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 100                                      Carolinas
         5511 Capital Center Drive
         Raleigh, NC  27606

         Mark A. Riordan                                Vice President - Finance               None
                                                        Emerging Technologies

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        GFS

         Maximillian G. Roth                            Group Vice President -                 None
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Andrew C. Schell                               Vice President - Strategy              None
                                                        and Planning

         Mark E. Schwarzmann                            Senior Vice President -                None
                                                        Insurance and Annuities

         Gary A. Scott                                  Vice President - Client                None
                                                        Acquisition Marketing  and
                                                        Services

         Jacqueline M. Sinjem                           Vice President - Plan                  None
                                                        Sponsor Services

         Martin S. Solhaug                              Vice President - International         None
                                                        Comp and Benefits

         Albert L. Soule                                Group Vice President -                 None
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget M. Sperl                               Senior Vice President -                None
                                                        Client Service Organization

         Kathy Stalwick                                 Vice President                         None

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Officer
                                                        Development

         David K. Stewart                               Vice President and Controller       None

         Caroline Stockdale-Boon                        Senior Vice President -                None
                                                        Human Resources

         Jeffrey J. Stremcha                            Vice President - Technologies I        None

         John T. Sweeney                                Vice President, Lead Financial         None
                                                        Officer - Banking, Brokerage
                                                        and Managed Products

         Joseph E. Sweeney                              Senior Vice President,                 None
                                                        General Manager - U.S. Brokerage
                                                        and Membership Banking

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         601 108th Ave North East                        Pacific Northwest
         Suite 1800
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President and              Board member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Ramanathan Venkataramanan                      Vice President - Technologies III      None

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer - Asset
                                                        Management and Insurance

         Phil Wentzel                                   Vice President - Finance               None

         Jeffrey A. Williams                            Senior Vice President -                None
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance             None
                                                        Operations

         Gayle W. Winfree                               Group Vice President -                 None
         1 Galleria Blvd. Suite 1900                    Delta States
         Metairie, LA  70001

         Michael D. Wolf                                Vice President - Equity Senior         None
                                                        Portfolio Manager

         Abraham L. Wons                                Vice President - Investments Risk      None
                                                        Management

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         John Woerner                                   Senior Vice President - Strategic      None
                                                        Planning and Business Development

* Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               Ameriprise Financial, Inc.
               70100 Ameriprise Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Discovery Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on the 30th day of September, 2005.

AXP DISCOVERY SERIES, INC.



By /s/   Paula R. Meyer
   ----------------------
         Paula R. Meyer, President



By /s/   Jeffrey P. Fox
   ----------------------
         Jeffrey P. Fox, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of September, 2005.


Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Directors'/Trustees Power of Attorney, dated Nov. 11, 2004, filed electronically on or about Aug. 2, 2005 as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-72174, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 52
                     TO REGISTRATION STATEMENT NO. 2-72174


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

   The prospectuses for:
        RiverSource Core Bond Fund.
        Class I prospectus supplement for RiverSource Core Bond Fund. RiverSource Discovery Fund.
        RiverSource Income Opportunities Fund.
        Class I prospectus supplement for RiverSource Income Opportunities Fund. RiverSource Inflation Protected Securities Fund.
        Class I prospectus supplement for RiverSource Inflation Protected Securities Fund.
        RiverSource Limited Duration Bond Fund.
        Class I prospectus supplement for RiverSource Limited Duration Bond
        Fund.

Part B.

   Statement of Additional Information.

   Financial Statements.

Part C.

    Other information.

The signatures.